   As filed with the Securities and Exchange Commission on October 15, 2003
================================================================================

                                                    1933 Act File No. 333-
                                                    1940 Act File No. 811-21403

                    U. S. SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549
                                    Form N-2

/X/  REGISTRATION STATEMENT UNDER THE SECURITIES ACT OF 1933
/ /  Pre-Effective Amendment No. ______________________
/ /  Post-Effective Amendment No. _____________________
         and
/X/ REGISTRATION STATEMENT UNDER THE INVESTMENT COMPANY ACT OF 1940 /X/ Amendment No. 3

           Western Asset/Claymore U.S. Treasury Inflation Protected
                                Securities Fund
         (Exact Name of Registrant as Specified in Declaration of Trust)

                           117 East Colorado Boulevard
                           Pasadena, California 91105
                    (Address of Principal Executive Offices)
                     (Number, Street, City, State, Zip Code)

                                 (626) 844-9400
              (Registrant's Telephone Number, including Area Code)

                                Gregory B. McShea
                      c/o Western Asset Management Company
                           117 East Colorado Boulevard
                           Pasadena, California 91105
 (Name and Address (Number, Street, City, State, Zip Code) of Agent for Service)

                          Copies of Communications to:

              Bryan Chegwidden, Esq.            Leonard B. Mackey, Jr., Esq.
                 Ropes & Gray LLP               Clifford Chance US LLP
               45 Rockefeller Plaza                 200 Park Avenue
              New York, NY 10111-0087             New York, NY 10166

                  Approximate Date of Proposed Public Offering:

 As soon as practicable after the effective date of this Registration Statement

                                   ----------

     If any of the securities being registered on this form will be offered on a delayed or continuous basis in reliance on Rule 415 under the Securities Act of 1933, other than securities offered in connection with a dividend reinvestment plan, check the following box. / /

     It is proposed that this filing will become effective (check appropriate box)

     /X/  when declared effective pursuant to Section 8(c)
                                   ----------

        CALCULATION OF REGISTRATION FEE UNDER THE SECURITIES ACT OF 1933

                                                         PROPOSED MAXIMUM    PROPOSED MAXIMUM    AMOUNT OF
                                      AMOUNT BEING       OFFERING PRICE PER  AGGREGATE OFFERING  REGISTRATION
TITLE OF SECURITIES BEING REGISTERED  REGISTERED         UNIT                PRICE(1)            FEE
------------------------------------  -----------------  ------------------  ------------------  ------------
Preferred Shares, no par value        10 Shares          $ 25,000.00         $ 250,000           $20.23
-------------------------------------------------------------------------------------------------------------

(1)  Estimated solely for the purpose of calculating the registration fee.

     The Registrant hereby amends this Registration Statement on such date or dates as may be necessary to delay its effective date until the Registrant shall file a further amendment which specifically states this Registration Statement shall thereafter become effective in accordance with Section 8(a) of the Securities Act of 1933 or until the Registration Statement shall become effective on such dates as the Commission, acting pursuant to said Section 8(a), may determine.

                              SUBJECT TO COMPLETION
                  PRELIMINARY PROSPECTUS DATED _________, 2003

PROSPECTUS

             ** GRAPHIC **                            ** GRAPHIC **
                                  $___________
                 WESTERN ASSET/CLAYMORE U.S. TREASURY INFLATION
                            PROTECTED SECURITIES FUND
                  TAXABLE PREFERRED SHARES ("PREFERRED SHARES")
                             _____ SHARES, SERIES M
                             _____ SHARES, SERIES T
                             _____ SHARES, SERIES W
                             _____ SHARES, SERIES TH
                             _____ SHARES, SERIES F
                    LIQUIDATION PREFERENCE $25,000 PER SHARE

                                   ----------

          Western Asset/Claymore U.S. Treasury Inflation Protected Securities Fund (the "Fund") is a recently organized, diversified, closed-end management investment company. The Fund's primary investment objective is to provide current income. Capital appreciation, when consistent with current income, is a secondary investment objective.

          THE OFFERING. The Fund is simultaneously offering _______ Series M Taxable Preferred Shares ("Series M Preferred Shares"), _____ Series T Taxable Preferred Shares ("Series T Preferred Shares"), _____ Series W Taxable Preferred Shares

                                                        (CONTINUED ON NEXT PAGE)

          INVESTING IN THE PREFERRED SHARES INVOLVES RISKS THAT ARE DESCRIBED IN THE "RISKS" SECTION BEGINNING ON PAGE __ OF THIS PROSPECTUS. THE MINIMUM PURCHASE AMOUNT OF THE PREFERRED SHARES IS $25,000.

                                   ----------

                                                          PER SHARE     TOTAL
Public offering price                                     $ 25,000      $
Sales load                                                $    250      $
Proceeds, before expenses, to the Fund (1)                $ 24,750      $

(1) Not including offering expenses payable by the Fund estimated to be $_______.

Neither the Securities and Exchange Commission nor any state securities commission has approved or disapproved of these securities or determined if this prospectus is truthful or complete. Any representation to the contrary is a criminal offense.

The Underwriters are offering the Preferred Shares subject to various conditions. The Underwriters expect to deliver the Preferred Shares, in book-entry form, through the facilities of The Depository Trust Company on or about ___________, 2003.

                                   ----------

                                 [UNDERWRITERS]

                                   ----------

             The date of this prospectus is ________________, 2003.

          The information in this prospectus is not complete and may be changed. The Fund may not sell these securities until the registration statement filed with the Securities and Exchange Commission is effective. This prospectus is not an offer to sell these securities and is not soliciting an offer to buy these securities in any state where the offer or sale is not permitted.

(CONTINUED FROM PREVIOUS PAGE)

("Series W Preferred Shares"), _____ Series TH Taxable Preferred Shares ("Series TH Preferred Shares") and _____ Series F Taxable Preferred Shares ("Series F Preferred Shares"). These shares are referred to together in this prospectus as "Preferred Shares." The Preferred Shares will not be listed on any exchange. Generally, investors may only buy and sell the Preferred Shares through an order placed at an auction with or through a broker-dealer that has entered into an agreement with the auction agent, or in a secondary market that certain broker-dealers may maintain. These broker-dealers are not required to maintain a market in the Preferred Shares, and a secondary market, if one develops, may not provide investors with liquidity.

          PORTFOLIO CONTENTS. Under normal market conditions, the Fund will invest at least 80% of its total managed assets in U.S. Treasury Inflation Protected Securities ("U.S. TIPS"). U.S. TIPS are fixed income securities issued by the U.S. Department of the Treasury, the principal amounts of which are adjusted daily based upon changes in the rate of inflation (currently represented by the non-seasonally adjusted Consumer Price Index for All Urban Consumers (the "CPI-U")). The Fund may also invest up to 20% of its total managed assets in corporate bonds or other securities and instruments. The Fund intends to limit its investments to U.S. dollar-denominated securities and instruments, and will not invest in bonds that are below investment grade quality at the time of purchase. Investment grade quality bonds are bonds rated within a rating agency's four highest grades (Baa or BBB or higher by Moody's Investors Service, Inc. ("Moody's"), Standard & Poor's Rating Group ("S&P") or Fitch Ratings ("Fitch") or a similar rating of another nationally recognized rating agency) or bonds that are unrated but judged to be of comparable quality by the Fund's investment advisor. The Fund may enter into short sales, use reverse repurchase agreements and dollar rolls, and engage in other types of transactions, including derivative transactions (such as options, futures contracts and swaps), for risk management purposes or as part of its investment strategies. The Fund currently expects that the average effective duration of its portfolio will range between zero and 15 years, although this target duration may change from time to time. "Total managed assets" means the total assets of the Fund (including any assets attributable to leverage) minus accrued liabilities (other than liabilities representing leverage). There can be no assurance that the Fund will achieve its investment objectives.

          INVESTMENT ADVISOR. Western Asset Management Company will act as investment advisor to the Fund. See "Management of the Fund."

          You should read this prospectus, which contains important information about the Fund, before deciding whether to invest, and retain it for future reference. A Statement of Additional Information dated ________, 2003, containing additional information about the Fund, has been filed with the Securities and Exchange Commission and is incorporated by reference in its entirety into this prospectus, which means that it is part of the prospectus for legal purposes. You can review the table of contents of the Statement of Additional Information on page __ of this prospectus. You may request a free copy of the Statement of Additional Information by calling 1-800-345-7999 or by writing to the Fund, or obtain a copy (and other information regarding the Fund) from the Securities and Exchange Commission's web site (http:/www.sec.gov).

          The Preferred Shares do not represent a deposit or obligation of, and are not guaranteed or endorsed by, any bank or other insured depository institution, and are not federally insured by the Federal Deposit Insurance Corporation, the Federal Reserve Board or any other government agency.

          Investors in Preferred Shares will be entitled to receive cash dividends at an annual rate that may vary for the successive dividend periods for the Preferred Shares. The dividend rate for the initial dividend period will be __% for Series M Preferred Shares, __% for Series T Preferred Shares, __% for Series W Preferred Shares, __% for Series TH Preferred Shares and ___% for Series F Preferred Shares. The initial dividend period for the Preferred Shares is from the date of issuance through ______, 2003 for Series M Preferred Shares, ______, 2003 for Series T Preferred Shares, ______, 2003 for Series W Preferred Shares, ______, 2003 for Series TH Preferred Shares, and ________, 2003 for Series F Preferred Shares. For subsequent dividend periods, the Preferred Shares will pay dividends based on a rate generally set at auctions held every seven days for each series of the Preferred Shares. Generally, investors may only buy or sell Preferred Shares through an order placed at an auction with or through a broker-dealer in accordance with the procedures specified in this prospectus. Prospective purchasers should carefully review the auction procedures described in this prospectus, and should note:

          - a buy order (called a "bid") or sell order is a commitment to buy or sell Preferred Shares based on the results of an auction; and

          - purchases and sales will be settled on the next business day after the auction.

          The Preferred Shares have a liquidation preference of $25,000 per share, plus any accumulated, unpaid dividends. The Preferred Shares also have priority over the Fund's common shares of beneficial interest, no par value ("common shares"), as to distribution of assets as described in this prospectus. See "Description of Preferred Shares." The Fund may redeem Preferred Shares as described under "Description of Preferred Shares -- Redemption."

          The Preferred Shares will not be listed on an exchange. You may only buy or sell Preferred Shares through an order placed at an auction with or through a broker-dealer that has entered into an agreement with the auction agent or in a secondary market maintained by certain broker-dealers. These broker-dealers are not required to maintain this market, and there can be no assurance that a secondary market for the Preferred Shares will develop or, if it does develop, that it will provide holders with a liquid trading market (i.e. trading will depend on the presence of willing buyers and sellers, and the trading price will be subject to variables to be determined at the time of the trade by such broker-dealers). A general increase in the level of interest rates may have an adverse effect on the secondary market price of the Preferred Shares, and an investor that sells Preferred Shares between auctions may receive a price per share of less than $25,000.

          The Preferred Shares will be senior to the Fund's outstanding common shares. The Fund's common shares are traded on the New York Stock Exchange under the symbol "WIA." It is a condition of closing this offering that the Preferred Shares be offered with a rating of "Aaa" from Moody's and of "AAA" from Fitch.

                                TABLE OF CONTENTS

                                                                            PAGE
                                                                            ----
Prospectus Summary
Financial Highlights
The Fund
Use of Proceeds
Capitalization
Portfolio Composition
The Fund's Objectives, Strategies and Investments
Risks
How the Fund Manages Risk
Management of the Fund
Description of Preferred Shares
The Auction
Net Asset Value
Description of Capital Structure
Anti-Takeover and Other Provisions in the Declaration of Trust
Repurchase of Fund Shares; Conversion to Open-End Fund
Tax Matters
Underwriting
Custodian and Transfer Agent; Auction Agent
Legal Matters
Available Information
Table of Contents for the Statement of Additional Information

          YOU SHOULD RELY ONLY ON THE INFORMATION CONTAINED OR INCORPORATED BY REFERENCE IN THIS PROSPECTUS. THE FUND HAS NOT, AND THE UNDERWRITERS HAVE NOT, AUTHORIZED ANYONE TO PROVIDE YOU WITH DIFFERENT INFORMATION. IF ANYONE PROVIDES YOU WITH DIFFERENT OR INCONSISTENT INFORMATION, YOU SHOULD NOT RELY ON IT. THE FUND IS NOT, AND THE UNDERWRITERS ARE NOT, MAKING AN OFFER OF THESE SECURITIES IN ANY STATE WHERE THE OFFER IS NOT PERMITTED. YOU SHOULD NOT ASSUME THAT THE INFORMATION CONTAINED IN THIS PROSPECTUS IS ACCURATE AS OF ANY DATE OTHER THAN THE DATE ON THE FRONT OF THIS PROSPECTUS. THE FUND'S BUSINESS, FINANCIAL CONDITION, RESULTS OF OPERATIONS AND PROSPECTS MAY HAVE CHANGED SINCE THAT DATE. THE FUND WILL AMEND OR SUPPLEMENT THIS PROSPECTUS TO REFLECT MATERIAL CHANGES TO THE INFORMATION CONTAINED IN THIS PROSPECTUS TO THE EXTENT REQUIRED BY APPLICABLE LAW.

                               PROSPECTUS SUMMARY

THIS IS ONLY A SUMMARY. THIS SUMMARY MAY NOT CONTAIN ALL OF THE INFORMATION THAT YOU SHOULD CONSIDER BEFORE INVESTING IN THE PREFERRED SHARES. YOU SHOULD REVIEW THE MORE DETAILED INFORMATION CONTAINED IN THIS PROSPECTUS AND IN THE STATEMENT OF ADDITIONAL INFORMATION.

THE FUND......................  Western Asset/Claymore U.S. Treasury Inflation
                                Protected Securities Fund is a recently
                                organized, diversified, closed-end management investment company. Throughout this prospectus, Western Asset/Claymore U.S. Treasury Inflation Protected Securities Fund is referred to simply as the "Fund." The Fund commenced investment operations on September 30, 2003 upon the closing of an initial public offering of 25,250,000 common shares. As of ______, 2003, the Fund had _______ common shares outstanding and total managed assets of $ _____. The Fund's common shares are traded on the New York Stock Exchange under the symbol "WIA." See "The Fund." The Fund's principal office is located at 117 East Colorado Boulevard, Pasadena, California 91105, and its telephone number is (626) 844-9400.

THE OFFERING..................  The Fund is offering _______ Series M Preferred
                                Shares, no par value, _______ Series T Preferred Shares, no par value, ______ Series W Preferred Shares, no par value, ______ Series TH Preferred Shares, no par value and ______ Series F Preferred Shares, no par value, each at a purchase price of $25,000 per share plus dividends, if any, that have accumulated from the date the Fund first issues the Preferred Shares. The Preferred Shares are offered through ______________ and ______________ (together, the "Underwriters").

                                The Preferred Shares entitle their holders to receive cash dividends at an annual rate that may vary for the successive dividend periods of the Preferred Shares. In general, except as described under "--Dividends on Preferred Shares" below and "Description of Preferred Shares-- Dividends and Rate Periods," the dividend period for each series of the Preferred Shares will be seven days. The auction agent will determine the dividend rate for a particular rate period by an auction conducted on the business day immediately prior to the start of that rate period. See "The Auction."

                                The Preferred Shares are not listed on an exchange. Instead, investors will generally buy or sell Preferred Shares in an auction by submitting orders to broker-dealers that have entered into an agreement with the auction agent.

                                Generally, investors in Preferred Shares will not receive certificates representing ownership of their shares. The securities depository (The Depository Trust Company or any successor) or its nominee for the account of the investor's broker-dealer will maintain record ownership of Preferred Shares in book-entry form. An investor's broker-dealer, in turn, will maintain records of that investor's beneficial ownership of Preferred Shares.

INVESTMENT ADVISOR............  Western Asset Management Company, a wholly owned subsidiary of Legg Mason, Inc., serves as the investment advisor to the Fund. Subject to supervision by the Board of Trustees of the Fund (the "Board of Trustees"), Western Asset Management Company is responsible for managing the investment activities of the Fund and certain of the Fund's business affairs and other administrative matters. The Fund will pay Western Asset Management Company an annual fee, payable monthly, in an amount equal to .40% of the Fund's average weekly assets. See "Management of the Fund--Investment Advisor" for more information about Western Asset Management Company and how this fee is calculated. Western Asset Management Company is referred to as "Western Asset" in this prospectus.

INVESTMENT OBJECTIVES.........  The Fund's primary investment objective is to provide current income. Capital appreciation, when consistent with current income, is a secondary investment objective. No assurance can be given that the Fund will achieve its investment objectives.

INVESTMENT POLICIES...........  Under normal market conditions, the Fund will invest at least 80% of its total managed assets in U.S. TIPS. U.S. TIPS are fixed income securities issued by the U.S. Department of the Treasury, the principal amounts of which are adjusted daily based upon changes in the rate of inflation (currently represented by the non-seasonally adjusted CPI-U). The Fund may also invest up to 20% of its total managed assets in corporate bonds or other securities and instruments. The Fund intends to limit its investments to U.S. dollar-denominated securities and instruments, and will not invest in bonds that are below investment grade quality at the time of purchase. Investment grade quality bonds are bonds rated within a rating agency's four highest grades (Baa or BBB or higher by Moody's, S&P or Fitch or a similar rating of another nationally recognized rating agency) or bonds that are unrated but judged to be of comparable quality by Western Asset. The Fund may enter into short sales, use reverse repurchase agreements and dollar rolls, and engage in other types of transactions, including derivative transactions (such as options, futures contracts and swaps), for risk management purposes or as part of its investment strategies. The Fund currently expects that the average effective duration of its portfolio will range between zero and 15 years, although this target duration may change from time to time. See "The Fund's Objectives, Strategies and Investments."

LEVERAGE......................  The Fund anticipates that, immediately after completion of the offering of Preferred Shares, the Preferred Shares will represent approximately 33% of the Fund's total managed assets. The Fund entered into reverse repurchase agreement and/or dollar roll transactions for leveraging purposes as a substitute for all or a portion of the Preferred Shares offered hereunder during the period prior to their issuance and will continue to enter into such transactions following the issuance of the Preferred Shares to the extent determined by Western Asset. The precise amount of leverage used by the Fund may vary from time to time, but the Preferred Shares, together with other forms of leverage (including reverse repurchase agreements and dollar roll transactions), will not exceed 38% of its total managed assets. "Total managed assets" means the total assets of the Fund (including any assets attributable to leverage) minus accrued liabilities (other than liabilities representing leverage). For purposes of calculating "total managed assets," the liquidation preference of any preferred shares outstanding is not considered a liability.

                                Although the Fund may in the future offer other preferred shares, the Fund does not currently intend to offer preferred shares other than the Preferred Shares offered in this prospectus. In addition to the forms of leverage described above, the Fund currently expects to use short sales, futures contracts, options, credit default swaps, and/or other transactions that may in certain circumstances be considered leverage. To the extent that the Fund covers its obligations under such transactions by the segregation of liquid assets, by entering into offsetting transactions, or by owning positions covering its obligations, such transactions will not be considered leverage for purposes of the Fund's policy on the amount of leverage it may incur. However, these transactions, even if covered, represent a form of economic leverage (although they will not be considered "leverage" for purposes of calculating total managed assets) and will involve special risks. Although the Fund does not currently intend to borrow from banks or other financial institutions or issue commercial paper in order to leverage its portfolio, it may do so in the future. Bank borrowings and outstanding commercial paper will be included when calculating the amount of the Fund's outstanding leverage.

                                The Fund generally will not utilize leverage if it anticipates that it would result in a lower return to holders of the Fund's common shares ("Common Shareholders") over time. Use of financial leverage creates an opportunity for increased income for Common Shareholders, but, at the same time, creates the possibility for greater loss (including the likelihood of greater volatility of dividends on the common shares and of the net asset value and market price of the common shares), and there can be no assurance that the Fund's use of leverage will be successful. Because the fees received by Western Asset are based on the average weekly assets of the Fund (including assets represented by the Preferred Shares and other leverage), Western Asset has a financial incentive for the Fund to issue the Preferred Shares and incur other leverage. See "Risks - General Risks of Investing in the Fund - Leverage Risk."

SPECIAL RISK CONSIDERATIONS...  RISKS OF INVESTING IN THE PREFERRED SHARES.
                                Before investing in the Preferred Shares, you should consider certain risks carefully. The primary risks of investing in Preferred Shares are:

                                   - the Fund will generally not be permitted to declare dividends or other distributions with respect to your Preferred Shares or redeem your Preferred Shares unless the Fund meets certain asset coverage requirements, as discussed in "Description of Preferred Shares -- Rating Agency Guidelines and Asset Coverage;"

                                   - if an auction fails, you may not be able to sell some or all of your Preferred Shares;

                                   -    because of the nature of the market for
                                        the Preferred Shares, you may receive
                                        less than the price you paid for your
                                        Preferred Shares if you sell them
                                        outside of the auction, especially when
                                        market interest rates are rising;

                                   -    a rating agency could downgrade the
                                        rating assigned to the Preferred Shares, which could affect the liquidity of your investment;

                                   -    the Fund may be forced to redeem your
                                        Preferred Shares to meet regulatory or
                                        rating agency requirements, and may
                                        voluntarily redeem your shares in
                                        certain circumstances;

                                   -    in certain circumstances the Fund may
                                        not earn sufficient income from its
                                        investments to pay dividends on
                                        Preferred Shares;

                                   - if interest rates rise, the value of the Fund's investment portfolio may decline, reducing the asset coverage for the Preferred Shares; and

                                   - if an issuer of a bond in which the Fund invests experiences financial difficulties or defaults, or if an issuer in which the Fund invests is affected by other adverse market factors, there may be a negative impact on the income and/or asset value of the Fund's investment portfolio, which will make it more difficult for the Fund to pay dividends on the Preferred Shares and will reduce asset coverage for the Preferred Shares.

                                In addition to the risks described above, certain general risks relating to an investment in the Fund may under certain circumstances reduce the Fund's ability to pay dividends and meet its asset coverage requirements on the Preferred Shares. These risks include:

                                LIMITED OPERATING HISTORY. The Fund is a recently organized, diversified, closed-end management investment company that has been operational for fewer than ____ months.

                                INTEREST RATE RISK. Interest rate risk is the risk that the bonds in the Fund's portfolio (including U.S. TIPS) will decline in value because of increases in market interest rates. The prices of longer-term bonds generally fluctuate more than prices of shorter-term bonds as interest rates change. Because the Fund will invest primarily in intermediate- to longer-term bonds, the Fund's net asset value will fluctuate more in response to changes in market interest rates than if the Fund invested primarily in shorter-term bonds. Because market interest rates are currently near their lowest levels in many years, there is a greater risk that the Fund's portfolio will decline in value. The Fund's use of leverage, as described below, will increase interest rate risk. See "Risks--General Risks of Investing in the Fund--Leverage Risk."

                                RISKS RELATING TO U.S. TIPS. The value of inflation-protected securities such as U.S. TIPS generally fluctuates in response to changes in real interest rates, which are in turn tied to the relationship between nominal interest rates and the rate of inflation. Therefore, if inflation were to rise at a faster rate than nominal interest rates, real interest rates might decline, leading to an increase in value of U.S. TIPS. In contrast, if nominal interest rates increased at a faster rate than inflation, real interest rates might rise, leading to a decrease in value of U.S. TIPS. Although the principal value of U.S. TIPS declines in periods of deflation, holders at maturity receive no less than the par value of the bond. However, if the Fund purchases U.S. TIPS in the secondary market whose principal values have been adjusted upward due to inflation since issuance, the Fund may experience a loss if there is a subsequent period of deflation. If inflation is lower than expected during the period the Fund holds U.S. TIPS, the Fund may earn less on the securities than on conventional bonds. Any increase in principal value of U.S. TIPS caused by an increase in the CPI-U is taxable in the year the increase occurs, even though the Fund will not receive cash representing the increase at that time. As a result, the Fund could be required at times to liquidate other investments, including when it is not advantageous to do so, in order to satisfy its distribution requirements as a regulated investment company under the
                                Internal Revenue Code of 1986, as amended (the "Code"). See "Tax Matters."

                                If real interest rates rise (i.e., if interest rates rise due to reasons other than inflation), the value of the U.S. TIPS in the Fund's portfolio will decline. In addition, because the principal amount of U.S. TIPS would be adjusted downward during a period of deflation, the Fund will be subject to deflation risk with respect to its investments in these securities.

                                The daily adjustment of the principal value of U.S. TIPS is currently tied to the non-seasonally adjusted CPI-U, which is calculated monthly by the U.S. Bureau of Labor Statistics. The CPI-U is a measurement of changes in the cost of living, made up of components such as housing, food, transportation and energy. Its calculation includes a three-month lag. There can be no assurance that such index will accurately measure the real rate of inflation in the prices of goods and services.

                                The U.S. Treasury only began issuing
                                inflation-protected securities in 1997, and the market for such securities may be less developed or liquid, and more volatile, than certain other securities markets as a result. The U.S. Treasury currently issues U.S. TIPS in only ten-year maturities, although U.S. TIPS with different maturities have been issued in the past and may be issued in the future.

                                CREDIT RISK. Credit risk is the risk that one or more bonds in the Fund's portfolio will decline in price, or fail to pay interest or principal when due, because the issuer of the bond experiences a decline in its financial status.

                                LOWER GRADE AND UNRATED SECURITIES RISK.
                                Although the Fund will not invest in securities that are below investment grade quality at the time of purchase, the Fund is not required to dispose of a security if a rating agency or Western Asset downgrades its assessment of the credit characteristics of a particular issue. As a result the Fund may, from time to time, hold bonds of below investment grade quality. Lower grade securities, or equivalent unrated securities, which are commonly known as "junk bonds," typically entail greater potential price volatility and may be less liquid than higher-rated securities. Lower grade securities are regarded as having predominately speculative characteristics with respect to the issuer's capacity to pay interest and repay principal. These securities may also be more susceptible to real or perceived adverse economic and competitive industry conditions than higher-rated securities. Unrated securities may be less liquid than comparable rated securities and involve the risk that Western Asset may not accurately evaluate the security's comparative credit rating. Analysis of the creditworthiness of issuers of lower grade securities may be more complex than for issuers of higher-quality debt obligations. To the extent that the Fund holds lower grade and/or unrated securities, the Fund's success in achieving its investment objectives may depend more heavily on Western Asset's credit analysis than if the Fund held exclusively higher-quality and rated securities.

                                LEVERAGE RISK. The Fund is offering the
                                Preferred Shares in order to purchase additional assets for investment purposes. This practice is known as "leverage." Leverage risk includes the risk associated with the issuance of Preferred Shares to leverage the Fund's common shares. The Fund intends to use other instruments that may be considered leverage under certain circumstances, including reverse repurchase agreements, credit default swaps, dollar rolls and other investment techniques, each of which (to the extent that it is considered leverage) will amplify the effects of leverage on the Fund's portfolio. Counterparties on these instruments may have a claim to the Fund's assets that is prior to the claim of the holders of Preferred Shares.

                                If the dividend rate on the Preferred Shares and interest rates on other forms of leverage, as reset periodically, exceed the net rate of return on the Fund's portfolio, the use of leverage will result in a lower net asset value than if the Fund were not leveraged, and the Fund's ability to pay dividends and to meet its asset coverage requirements on the Preferred Shares would be reduced.

                                ISSUER RISK. The value of a corporate debt instrument may decline for a number of reasons that directly relate to the issuer, such as management performance, financial leverage and reduced demand for the issuer's goods and services.

                                SMALLER COMPANY RISK. The general risks
                                associated with corporate debt obligations are particularly pronounced for securities issued by companies with smaller market capitalizations. These companies may have limited product lines, markets or financial resources, or may depend on a few key employees. As a result, they may be subject to greater levels of credit, interest rate and issuer risk. Securities of smaller companies may trade less frequently and in less volume than more widely held securities, and their values may fluctuate more sharply than other securities. Companies with medium-sized market capitalizations may have risks similar to those of smaller companies.

                                COUNTRY RISK. Investments in securities of non-U.S. issuers (including those denominated in U.S. dollars) involve certain risks not typically associated with investments in domestic issuers. For example, the value of those investments may decline in response to unfavorable political and legal developments, unreliable or untimely information, or economic and financial instability. Settlement procedures outside the U.S. may also involve additional risks. The risks described in this paragraph will be greater to the extent the Fund invests in securities of issuers based in developing or "emerging market" countries.

                                PREPAYMENT RISK. Many fixed income securities, especially those issued at high interest rates, provide that the issuer may repay them early. Issuers often exercise this right when interest rates decline. Accordingly, holders of securities that may be called or prepaid may not benefit fully from the increase in value that other fixed income securities experience when rates decline. Furthermore, the Fund reinvests the proceeds of the payoff at current yields, which are lower than those paid by the security that was paid off.

                                REINVESTMENT RISK. Reinvestment risk is the risk that income from the Fund's portfolio will decline if and when the Fund reinvests the proceeds from matured, traded or called bonds at market interest rates that are below the portfolio's current earnings rate.

                                DERIVATIVES RISK. The Fund may invest in a variety of derivative instruments for investment or risk management purposes, such as options, futures contracts and swaps. Derivatives are subject to a number of risks described elsewhere in this prospectus, such as interest rate risk, leverage risk and management risk. The Fund will be subject to credit risk with respect to the counterparties to the derivatives contracts purchased by the Fund. If a counterparty becomes bankrupt or otherwise fails to perform its obligations under a derivatives contract, the Fund may obtain only a limited recovery or may obtain no recovery in such circumstances. Derivative transactions also involve the risk of mispricing or improper valuation, the risk of ambiguous documentation and the risk that changes in the value of a derivative may not correlate perfectly with an underlying asset, interest rate or index. Suitable derivative transactions may not be available in all circumstances, and there can be no assurance that the Fund will engage in these transactions to reduce exposure to other risks when that would be beneficial or that these transactions will be successful.

                                INFLATION/DEFLATION RISK. Inflation risk is the risk that the Fund's assets or income from the Fund's investments may be worth less in the future as inflation decreases the value of money. As inflation increases, the real value of the Preferred Shares and distributions could decline. Inflation risk is expected to be greater with respect to the Fund's investments in securities or instruments other than U.S. TIPS. Deflation risk is the risk that prices throughout the economy may decline over time--the opposite of inflation. Deflation may have an adverse effect on the creditworthiness of issuers and may make issuer default more likely, which may result in a decline in the value of the Fund's portfolio. Because the principal amounts of U.S. TIPS would be adjusted downward during a period of deflation, the Fund will be subject to deflation risk with respect to its investments in such securities.

                                TURNOVER RISK. The length of time the Fund has held a particular security is not generally a consideration in investment decisions. A change in the securities held by the Fund is known as "portfolio turnover." As a result of the Fund's investment policies, under certain market conditions the Fund's turnover rate may be higher than that of other investment companies. Portfolio turnover generally involves some expense to the Fund, including brokerage commissions or dealer mark-ups and other transaction costs on the sale of securities and reinvestment in other securities. These transactions may result in realization of taxable capital gains. Higher portfolio turnover rates, such as those above 100%, are likely to result in higher brokerage commissions or other transaction costs and could give rise to a greater amount of taxable capital gains.

                                MANAGEMENT RISK. The Fund is subject to
                                management risk because it is an actively managed investment portfolio. Western Asset will apply investment techniques and risk analyses in making investment decisions for the Fund, but there can be no guarantee that these will produce the desired results.

                                ANTI-TAKEOVER PROVISIONS. The Fund's Agreement and Declaration of Trust (as amended and restated, the "Declaration") includes provisions that could limit the ability of other entities or persons to acquire control of the Fund, convert the Fund to open-end status or change the composition of the Board of Trustees.

                                MARKET DISRUPTION AND GEOPOLITICAL RISKS. The war with Iraq, its aftermath and the continuing occupation of the country by coalition forces are likely to have a substantial impact on the U.S. and world economies and securities markets. The duration and nature of the war and occupation and the potential costs of rebuilding the Iraqi infrastructure and political systems cannot be predicted with any certainty.

                                Terrorist attacks on the World Trade Center and the Pentagon on September 11, 2001 closed some of the U.S. securities markets for a four-day period, and the occurrence of similar events cannot be ruled out. The war and occupation, terrorism and related geopolitical risks have led, and may in the future lead, to increased short-term market volatility and may have adverse long-term effects on U.S. and world economies and markets generally. Those events could also have an acute effect on individual issuers or related groups of issuers. These risks could also adversely affect securities markets, interest rates, auctions, secondary trading, ratings, credit risk, inflation, deflation and other factors relating to the Preferred Shares.

                                CERTAIN AFFILIATIONS. Certain broker-dealers may be considered to be affiliated persons of the Fund and/or Western Asset. Absent an exemption from the Securities and Exchange Commission or other regulatory relief, the Fund is generally precluded from effecting certain principal transactions with affiliated brokers, and its ability to purchase securities being underwritten by an affiliated broker or a syndicate including an affiliated broker or to utilize affiliated brokers for agency transactions is subject to regulatory and other restrictions. This could limit the Fund's ability to engage in securities transactions and take advantage of market opportunities.

TRADING MARKET................. The Preferred Shares will not be listed on a stock exchange. Instead, you may buy or sell
                                Preferred Shares at a periodic auction by submitting orders to a broker-dealer that has entered into a separate agreement with the auction agent (a "Broker-Dealer") or to a broker-dealer that has entered into an agreement with a Broker-Dealer. In addition to the auctions, Broker-Dealers and other broker-dealers may maintain a separate secondary trading market in Preferred Shares, but may discontinue this activity at any time. You may transfer shares outside of auctions only to or through a Broker-Dealer, a broker-dealer that has entered into a separate agreement with a Broker-Dealer, or other persons as the Fund permits. There can be no assurance that a secondary trading market for the Preferred Shares will develop, or if it does develop, that it will provide holders of Preferred Shares with liquidity of investment. See "The Auction."

RATINGS........................ The Fund will issue the Preferred Shares only if the Preferred Shares have received a credit quality rating of "Aaa" from Moody's and of "AAA" from Fitch.

DIVIDENDS ON PREFERRED SHARES.. The table below shows the dividend rates, the dates of accumulation at such rates, the dividend payment dates and the number of days for the initial rate periods on each series of Preferred Shares offered in this prospectus, as well as the subsequent dividend payment date for each series. For subsequent dividend periods, Preferred Shares will pay dividends based on a rate set at auctions normally held every seven days. In most instances, dividends are payable on the first business day following the end of the rate period. The rate set at auction will not exceed the maximum applicable rate. See "Description of Preferred Shares -- Dividends and Rate Periods."

                                Dividends on Preferred Shares will be cumulative from the date the shares are first issued and will be paid out of legally available funds.


                                                                               DIVIDEND                        NUMBER OF
                                                 INITIAL      DATE OF        PAYMENT DATE       SUBSEQUENT      DAYS IN
                                   PREFERRED    DIVIDEND   ACCUMULATION    FOR INITIAL RATE      DIVIDEND     INITIAL RATE
                                     SHARES       RATE    AT INITIAL RATE       PERIOD         PAYMENT DAY      PERIOD
                                   Series M        %                          ______, 2003    Every Tuesday
                                                                                                  Every
                                   Series T        %                          ______, 2003      Wednesday

                                   Series W        %                          ______, 2003    Every Thursday

                                   Series TH       %                          ______, 2003     Every Friday

                                   Series F        %                          ______, 2003     Every Monday

                                Notwithstanding the schedule above, the Fund may, subject to certain conditions, designate special rate periods of more than seven days. The Fund may not designate a special rate period unless sufficient clearing bids were made in the most recent auction. In addition, full cumulative dividends and any amounts due with respect to mandatory redemptions or optional redemptions must be paid in full or deposited with the auction agent. The Fund also must have received confirmation from Moody's and Fitch or any substitute rating agency that the proposed special rate period will not adversely affect such agency's then-current rating on the Preferred Shares. The dividend payment date for a special rate period will be set out in the notice designating the special rate period.

                                The Fund currently expects to declare a special rate period under circumstances in which it has the opportunity to secure an advantageous dividend rate on the Preferred Shares, although it may choose not to do so. These circumstances could include, among others, (i) if Western Asset believes that interest rates will rise more than market expectations over a particular period or (ii) if long-term interest and dividend rates are lower than short-term interest and dividend rates for a particular period. Depending on market conditions, the Fund intends to declare a special rate period with respect to Series __ Preferred Shares and Series
                                __ Preferred Shares shortly after the issuance of the Preferred Shares.

DETERMINATION OF MAXIMUM
APPLICABLE RATE...............  The applicable rate for any rate period for
                                Preferred Shares will not be more than the maximum applicable rate attributable to such shares. The maximum applicable rate for each series of Preferred Shares will depend on the credit rating assigned to such shares and on the duration of the rate period. The maximum applicable rate will be the higher of the applicable percentage of the reference rate or the applicable spread plus the reference rate. The reference rate is the applicable LIBOR Rate (for a dividend period of fewer than 365 days) or the applicable Treasury Rate Index (for a dividend period of 365 days or more). The applicable percentage or applicable spread as so determined is further subject to upward but not downward adjustment in the discretion of the Board of Trustees after consultation with the Broker-Dealers, provided that any such adjustment does not impair the rating of the Preferred Shares and that immediately following any such adjustment the Fund could meet the Preferred Shares Basic Maintenance Amount test (as described in "Description of Preferred Shares - Rating Agency Guidelines and Asset Coverage"). The applicable percentage and spread is as follows:

                                                    FITCH'S      APPLICABLE
                         MOODY'S CREDIT RATING   CREDIT RATING   PERCENTAGE   APPLICABLE SPREAD
                                  Aaa                 AAA           125%          125 bps
                              Aa3 to Aa1           AA- to AA+       150%          150 bps
                               A3 to A1             A- to A+        200%          200 bps
                             Baa3 to Baa1         BBB- to BBB+      250%          250 bps
                             Ba1 and below         Below BBB-       300%          300 bps

                                There is no minimum applicable rate in respect of any rate period. See "Description of Preferred Shares--Dividends and Rate Periods."

LIQUIDATION PREFERENCE........  The liquidation preference (that is, the amount the Fund must pay to holders of Preferred Shares if the Fund is liquidated) for Preferred Shares will be $25,000 per share plus accumulated but unpaid dividends, if any, whether or not earned or declared.

ASSET MAINTENANCE.............  Under revised Article Twelve set forth in the
                                Fund's Second Amended and Restated Bylaws (the "Second Amended and Restated Bylaws," attached as Appendix C to the Statement of Additional Information), which establishes and fixes the rights and preferences of each series of Preferred Shares, the Fund must maintain:

                                   -    asset coverage on the Preferred Shares
                                        as required by the rating agency or
                                        agencies rating the Preferred Shares,
                                        and


                                   -    asset coverage of at least 200% with
                                        respect to senior securities that are
                                        stock, including the Preferred Shares,
                                        as discussed in "Description of
                                        Preferred Shares -- Rating Agency
                                        Guidelines and Asset Coverage."

                                In the event that the Fund does not maintain (or cure a failure to maintain) these coverage tests, some or all of the Preferred Shares will be subject to mandatory redemption. See "Description of Preferred Shares -- Redemption."

                                Based on the composition of the Fund's portfolio as of _______, 2003, the Fund estimates that the asset coverage of the Preferred Shares, as measured pursuant to the Investment Company Act of 1940 and the rules and regulations thereunder, as amended (the "1940 Act"), would be approximately ___% if the Fund were to issue all of the Preferred Shares offered in this prospectus, representing approximately 33% of the Fund's total managed assets. This asset coverage will change from time to time.

MANDATORY REDEMPTION..........  If the Preferred Shares Basic Maintenance Amount
                                or the 1940 Act Preferred Shares Asset Coverage (each as defined in the Second Amended and Restated Bylaws and discussed in "Description of Preferred Shares -- Rating Agency Guidelines and Asset Coverage") is not maintained or restored in a timely manner, the Preferred Shares will be subject to mandatory redemption, out of funds legally available, at the redemption price of $25,000 per share plus an amount equal to dividends thereon (whether or not earned or declared) accumulated but unpaid to (but not including) the date fixed for redemption. Any such redemption will be limited to the minimum number of Preferred Shares necessary to restore the Preferred Shares Basic Maintenance Amount or the 1940 Act Preferred Shares Asset Coverage, as the case may be. The Fund's ability to make such a mandatory redemption may be restricted by the provisions of the 1940 Act. See "Description of Preferred Shares --Redemption."

OPTIONAL REDEMPTION...........  The Preferred Shares are redeemable at the option of the Fund, in whole or in part, on any dividend payment date at the redemption price of $25,000 per share, plus an amount equal to the accumulated but unpaid dividends (whether or not earned or declared) to (but not including) the date fixed for redemption. See "Description of Preferred Shares-- Redemption."

                                Although the Preferred Shares are subject to redemption under certain circumstances as described above and under "Description of Preferred Shares--Redemption," the Preferred Shares may not be redeemed at a shareholder's option at net asset value, unlike the shares of an open-end mutual fund.

VOTING RIGHTS.................  The 1940 Act requires that the holders of any outstanding series of Preferred Shares and any other outstanding preferred shares, voting together as a single class separate from the Common Shareholders, have the right to elect at least two Trustees of the Fund at all times and to elect a majority of the Trustees if two years' dividends on any outstanding series of the Preferred Shares or any other preferred shares are unpaid until all unpaid dividends on all series of the Preferred Shares and any other preferred shares are paid (or otherwise provided for). The holders of Preferred Shares and any other outstanding preferred shares will vote as a separate class (and, in certain circumstances, the holders of each series of Preferred Shares will vote as a separate class) on certain other matters as required under the Declaration, the Fund's Bylaws, as amended (the "Bylaws"), or the 1940 Act. See "Description of Preferred Shares -- Voting Rights." Each common share, each of the Preferred Shares, and each share of any other series of preferred shares of the Fund is entitled to one vote per share.

FEDERAL INCOME TAXATION.......  The distributions with respect to any series of
                                Preferred Shares (other than distributions in redemption of Preferred Shares subject to
                                Section 302(b) of the Code) will constitute dividends to the extent of the Fund's current or accumulated earnings and profits, as calculated for federal income tax purposes. Such dividends generally will be taxable as ordinary income to holders. For taxable years beginning on or before December 31, 2008, provided holding period and other requirements are met, the Fund may designate distributions of investment income derived from dividends of U.S. corporations and some foreign corporations as "qualified dividend income." Qualified dividend income will be taxed in the hands of individuals at the rates applicable to long-term capital gain, provided these same holding period and other requirements are met by the shareholder. The Fund does not expect a significant portion of Fund distributions to be derived from qualified dividend income. Distributions of net capital gains (i.e., the excess of net long-term capital gains over net short-term capital losses) that are designated by the Fund as capital gain dividends will be treated as long-term capital gains in the hands of holders receiving such distributions. The Internal Revenue Service (the "IRS") currently requires that a regulated investment company that has two or more classes of stock allocate to each such class proportionate amounts of each type of its income (such as ordinary income and capital gains) based upon the percentage of total dividends distributed to each class for the tax year. Accordingly, the Fund intends each year to allocate capital gain dividends between and among its common shares and each series of the Preferred Shares in proportion to the total dividends paid to each class during or with respect to such year. Ordinary income dividends and dividends qualifying for the dividends received deduction will similarly be allocated between and among classes. See "Tax Matters."

CUSTODIAN, AUCTION AGENT,
TRANSFER AGENT, REGISTRAR,
DIVIDEND PAYING AGENT AND
REDEMPTION AGENT..............  State Street Bank & Trust Company serves as the
                                Fund's custodian. _____________________ serves
                                as auction agent, transfer agent, registrar, dividend paying agent and redemption agent for the Preferred Shares.

                        FINANCIAL HIGHLIGHTS (UNAUDITED)

          The financial highlights table set forth below is intended to help you understand the Fund's recent financial performance. Information contained in the table below under the headings "Per Share Operating Performance" and "Ratios/Supplemental Data" shows the unaudited operating performance of the Fund from the commencement of the Fund's investment operations on September 30, 2003 through ___________, 2003. Because the Fund is recently organized and commenced investment operations on September 30, 2003, the table covers fewer than _______ weeks of operations, during which a substantial portion of the Fund's portfolio was held in temporary investments pending investment in bonds and other investments that meet the Fund's investment objectives and policies. Accordingly, the information presented may not provide a meaningful picture of the Fund's operating performance.

                                                                                         FOR THE PERIOD
                                                                                         FROM SEPTEMBER
                                                                                       30, 2003* THROUGH
                                                                                          ______, 2003,
                                                                                          (UNAUDITED)
PER SHARE OPERATING PERFORMANCE
Net Asset Value, Beginning of Period                                                      $__________
Less Offering Costs Charged to Additional Paid in Capital                                 $__________
Income From Investment Operations:
          Net Investment Income                                                           $__________
          Net Realized and Unrealized Gain/(Loss) on Investments                          $__________
                 Total from Investment Operations                                         $__________
Less Dividends and Distributions to Shareholders from:
          Net Investment Income                                                           $__________
          Net Realized Gain on Investments                                                $__________
          Return of Capital                                                               $__________
                 Total Dividends and Distributions to Shareholders                        $__________
Net Increase/(Decrease) in Net Assets                                                     $__________
Net Asset Value, End of Period                                                            $__________
Per Share Market Value, End of Period                                                     $__________
Total Return on NAV                                                                                  %(1)
Total Investment Return on Market Value                                                              %(1)
RATIOS/SUPPLEMENTAL DATA:
          Net Assets, End of Period (in thousands)                                        $__________
          Ratio of Expenses to Average Weekly Net Assets (excluding interest expense)                %(2)
          Ratio of Expenses to Average Weekly Net Assets (including interest expense)                %(2)
          Ratio of Net Investment Income to Average Daily Net Assets                                 %(2)
          Portfolio Turnover Rate                                                                    %(1)

* Date of commencement of operations
(1) Not annualized
(2) Annualized

                                    THE FUND

          The Fund is a recently organized, diversified, closed-end management investment company registered under the 1940 Act. The Fund was organized as a Massachusetts business trust on July 14, 2003 pursuant to the Declaration, which is governed by the laws of The Commonwealth of Massachusetts. The Fund's principal office is located at 117 East Colorado Boulevard, Pasadena, California 91105, and its telephone number is (626) 844-9400.

          The Fund commenced operations on September 30, 2003, upon the closing of an initial public offering of 25,250,000 of its common shares. The proceeds of such offering were approximately $360,948,750 after the payment of organizational and offering expenses. In connection with the initial public offering of the Fund's common shares, the underwriters for the common shares were granted an option to purchase up to an additional 3,787,500 common shares to cover over-allotments. On October __, 2003 and November __, 2003, such underwriters purchased, in each case at a price of $______ per common share, an additional _______ and ______ common shares of the Fund, respectively, pursuant to the over-allotment option. The Fund's common shares are traded on the New York Stock Exchange under the symbol "WIA."

                                 USE OF PROCEEDS

          The net proceeds of the offering of Preferred Shares will be approximately $__________ after payment of the sales load and estimated offering costs (not expected to exceed $___________). The Fund will invest the net proceeds of the offering in accordance with the Fund's investment objectives and policies as stated below. It is presently anticipated that the Fund will use the net proceeds of the offering to purchase U.S. TIPS and other investments that meet its investment objectives and policies and/or to repay certain currently outstanding reverse repurchase agreements or other leverage. Pending such use, it is anticipated that the proceeds will be invested in short-term investment grade securities.

                                 CAPITALIZATION

          The following table sets forth the unaudited capitalization of the Fund as of ________, 2003, and as adjusted to give effect to the issuance of the Preferred Shares offered hereby (including estimated offering expenses and sales load of $__________).

                                                                                              ACTUAL    AS ADJUSTED
                                                                                              ------    -----------
     Series M Preferred Shares, no par value
       (no shares issued; ____ shares issued, as adjusted,
       at $25,000 per share liquidation preference)                                             $          $
     Series T Preferred Shares, no par value
       (no shares issued; ____ shares issued, as adjusted,
       at $25,000 per share liquidation preference)                                             $          $
     Series W Preferred Shares, no par value
       (no shares issued; ____ shares issued, as adjusted,
       at $25,000 per share liquidation preference)                                             $          $
     Series TH Preferred Shares, no par value
       (no shares issued; ____ shares issued, as adjusted,
       at $25,000 per share liquidation preference)                                             $          $
     Series F Preferred Shares, no par value
       (no shares issued; ____ shares issued, as adjusted,
       at $25,000 per share liquidation preference)                                             $          $
     Common shares, no par value, unlimited shares authorized, _______ shares issued and
       outstanding                                                                              $          $
Undistributed net investment income                                                             $          $
Accumulated net realized gain/(loss) on investment transactions                                 $          $

Net unrealized appreciation/(depreciation) on investments                                       $          $
Net assets                                                                                      $          $

                              PORTFOLIO COMPOSITION

          The following table sets forth certain information with respect to the composition of the Fund's investment portfolio as of ________, 2003, based on the highest rating assigned each investment.

                                                           VALUE
     CREDIT RATING                                         (000)       PERCENT
     -------------                                         -----       -------
     Aaa/AAA                                            $                     %
     Aa/AA
     A/A
     Baa/BBB
     Ba/BB
     B/B
     Caa/CCC
     Unrated+
          TOTAL                                         $                     %
                                                        ===========    =======

----------
+ Refers to securities that have not been rated by Moody's, S&P, Fitch or another nationally recognized rating agency. See "The Fund's Objectives, Strategies and Investments--Portfolio Contents and Management Strategies." U.S. TIPS are unrated, but are backed by the full faith and credit of the United States and are therefore considered by Western Asset to be comparable to bonds rated Aaa/AAA.

                THE FUND'S OBJECTIVES, STRATEGIES AND INVESTMENTS

INVESTMENT OBJECTIVES

          The Fund's primary investment objective is to provide current income. Capital appreciation, when consistent with current income, is a secondary investment objective. No assurance can be given that the Fund will achieve its investment objectives.

PORTFOLIO CONTENTS AND MANAGEMENT STRATEGIES

          GENERAL. Under normal market conditions, the Fund will invest at least 80% of its total managed assets in U.S. TIPS. U.S. TIPS are fixed income securities issued by the U.S. Department of the Treasury, the principal amounts of which are adjusted daily based upon changes in the rate of inflation (currently represented by the non-seasonally adjusted CPI-U, calculated with a three-month lag). The Fund may invest up to 20% of its total managed assets in corporate bonds or other securities and instruments. The Fund will invest primarily in bonds that, in the opinion of Western Asset, provide current income and, when consistent with current income, may have the potential for capital appreciation. When consistent with the Fund's investment objectives, Western Asset may, but is not required to, use a variety of derivative instruments for risk management purposes or as part of its investment strategies. See "-- Investments - Derivatives" below.

          The Fund anticipates that, immediately after completion of the offering of Preferred Shares, the Preferred Shares will represent approximately 33% of the Fund's total managed assets. The Fund entered into reverse repurchase agreements and/or dollar roll transactions for leveraging purposes as a substitute for all or a portion of the Preferred Shares offered hereunder during the period prior to their issuance and will continue to enter into such transactions following the issuance of the Preferred Shares to the extent determined by Western Asset. The precise amount of leverage used by the Fund may vary from time to time, but the Preferred Shares, together with other forms of leverage (including reverse repurchase agreements and dollar roll transactions), will not exceed 38% of its total managed assets. The Fund also currently expects to use short sales, futures contracts, options, credit default swaps and other investment techniques that may in certain circumstances be considered leverage. The Fund may (but is not required to) cover its commitments under these transactions by the segregation of liquid assets or by entering into offsetting transactions or owning positions covering its obligations. To the extent these transactions are so covered, investment in these transactions will not be considered leverage for purposes of the Fund's policy on the amount of leverage it may incur. However, such transactions, even if so covered, represent a form of economic leverage (although they will not be considered "leverage" for purposes of calculating total managed assets), and thus entail special risks. See "Risks--General Risks of Investing in the Fund - Leverage Risk." While the Fund does not currently anticipate borrowing funds from banks or other financial institutions in order to leverage its portfolio, it may do so in the future.

          Upon Western Asset's recommendation, during temporary defensive periods (including the period during which the net proceeds of this offering are being invested) and in order to keep the Fund's cash fully invested, the Fund may invest up to 100% of its total managed assets in short-term investments, including, but not limited to, U.S. government securities, certificates of deposit, bankers' acceptances, commercial paper and repurchase agreements. Such periods will not be considered "normal market conditions" for purposes of the 80% test described above. The Fund may not achieve its investment objectives under these circumstances.

          The Fund may borrow money in an amount up to 5% of its total assets as a temporary measure for extraordinary or emergency purposes, including the payment of dividends and the settlement of securities transactions that otherwise might require untimely dispositions of Fund securities. Such borrowings are not considered leverage for purposes of the Fund's policy on the amount of leverage it may incur.

          The Fund cannot change its investment objectives without the approval of the holders of a "majority of the outstanding" common shares and preferred shares (including the Preferred Shares), voting together as a single class. In addition, the holders of a "majority of the outstanding" preferred shares (including the Preferred Shares) voting separately as a class would have to approve any change in the Fund's investment objectives. Under the 1940 Act, a "majority of the outstanding" shares (whether voting together as a single class or voting as a separate class) means (1) 67% or more of the outstanding shares present at a meeting, if the holders of more than 50% of the shares are present or represented by proxy, or (2) more than 50% of the outstanding shares, whichever is less. See "Description of Preferred Shares--Voting Rights" for additional information with respect to the voting rights of holders of Preferred Shares.

          So long as and to the extent it is required by applicable law, the Fund will not change its policy to invest, under normal market conditions, at least 80% of its total managed assets in U.S. TIPS unless it provides shareholders with at least 60 days' written notice of such change.

          CREDIT QUALITY. The Fund will not invest in bonds that are below investment grade quality at the time of purchase. Investment grade quality bonds are bonds rated within a rating agency's four highest grades (Baa or BBB or higher by Moody's, S&P or Fitch or a similar rating of another nationally recognized rating agency) or bonds that are unrated but judged to be of comparable quality by Western Asset. If a bond is rated differently by two or more nationally recognized rating agencies, Western Asset may rely on the higher rating if it believes that rating to be more accurate. The Fund expects that the initial dollar-weighted credit quality of its bond portfolio will be AA, and that, under normal market conditions, substantially all of the Fund's assets will be of investment grade quality. However, the portfolio's credit quality will vary from time to time. Changes in economic conditions or other circumstances are more likely to lead to a weakened capacity for bonds that are graded Baa or BBB (or that are of comparable quality) to make principal and interest payments than is the case for higher quality bonds. Although the Fund will not invest in bonds that are below investment grade quality at the time of purchase, the Fund is not required to dispose of a security if a rating agency or Western Asset downgrades its assessment of the credit characteristics of a particular issue. As a result, the Fund may from time to time hold bonds of below investment grade quality. As described under "Risks--General Risks of Investing in the Fund--Lower Grade and Unrated Securities Risk," bonds of below investment grade quality are regarded as having predominately speculative characteristics with respect to the issuer's capacity to pay interest and repay principal and are commonly referred to as "junk bonds." The Fund may purchase unrated securities (which are not rated by a rating agency) if Western Asset determines that the securities are of a quality comparable to rated securities that the Fund may purchase.

          The Fund's credit quality policies depend in part on credit ratings developed by rating agencies such as Moody's, S&P and Fitch. Rating agencies are private services that provide ratings of the credit quality of debt obligations, including convertible securities. Ratings assigned by a rating agency are not absolute standards of credit quality and do not evaluate market risks. Rating agencies may fail to make timely changes in credit ratings and an issuer's current financial condition may be better or worse than a rating indicates. The ratings of a debt security may change over time. Rating agencies monitor and evaluate the ratings assigned to securities on an ongoing basis. As a result, rated debt instruments held by the Fund could receive a higher rating (which would tend to increase their value) or a lower rating (which would tend to decrease their value) during the period in which they are held. See "Risks--General Risks of Investing in the Fund--Lower Grade and Unrated Securities Risk."

          The credit quality policies described in this prospectus and the Statement of Additional Information apply only at the time a security is purchased, and, as noted above, the Fund is not required to dispose of a security if a rating agency or Western Asset downgrades its assessment of the credit characteristics of a particular issue. In determining whether to retain or sell such a security, Western Asset may, consider such factors as its assessment of the credit quality of the issuer of the security, the price at which the security could be sold and the rating, if any, assigned to the security by other rating agencies. For purposes of the Fund's credit quality policies, the Fund will consider a bond that has been assigned any rating by a rating agency within the category Baa/BBB to be rated Baa/BBB grade by such rating agency (e.g., a bond rated BBB- will be considered to be a bond graded
BBB). Appendix A to the Statement of Additional Information contains a general description of Moody's, S&P's and Fitch's ratings of debt securities.

          DURATION. As part of the management of the Fund, Western Asset will manage the effective duration of the Fund's portfolio. The Fund currently expects that the average effective duration of its portfolio will range between zero and 15 years, although this target duration may change from time to time. Effective duration measures the expected sensitivity of market price to changes in interest rates, taking into account the effects of structural complexities. Each year of duration represents an expected 1% change in the price of a bond for every 1% change in interest rates. For example, if a bond has a duration of four years, its price will fall about 4% when interest rates rise by 1%. Conversely, the bond's price will rise about 4% when interest rates fall by 1%.

INVESTMENTS

          U.S. TIPS. Under normal market conditions, the Fund will invest at least 80% of its total managed assets in U.S. TIPS. U.S. TIPS are fixed income securities issued by the U.S. Department of the Treasury, the principal amounts of which are adjusted daily based upon changes in the rate of inflation (currently represented by the non-seasonally adjusted CPI-U, calculated with a three-month lag).

          The U.S. Treasury currently issues U.S. TIPS in only ten-year maturities, although it is possible that U.S. TIPS with other maturities will be issued in the future. U.S. TIPS have previously been issued with maturities of five, ten or thirty years. U.S. TIPS pay interest on a semi-annual basis, equal to a fixed percentage of the inflation-adjusted principal amount. The interest rate on these bonds is fixed at issuance, but over the life of the bond, this interest may be paid on an increasing or decreasing principal value that has been adjusted for inflation. Repayment of the original bond principal upon maturity (as adjusted for inflation) is guaranteed even during a period of deflation. However, because the principal amount of U.S. TIPS would be adjusted downward during a period of deflation, the Fund will be subject to deflation risk with respect to its investments in these securities. In addition, the current market value of the bonds is not guaranteed, and will fluctuate. If the Fund purchases U.S. TIPS in the secondary market whose principal values have been adjusted upward due to inflation since issuance, the Fund may experience a loss if there is a subsequent period of deflation. If inflation is lower than expected during the period the Fund holds a U.S. TIPS, the Fund may earn less on the security than on a conventional bond.

Investing in U.S. TIPS involves certain risks. See "Risks--General Risks of Investing in the Fund--Risks Relating to U.S. TIPS." The Fund may invest in inflation-protected securities with other structures or characteristics as such securities become available in the market. It is currently expected that other types of inflation-protected securities would have characteristics similar to those described above.

          U.S. GOVERNMENT SECURITIES. The Fund intends to invest primarily in U.S. TIPS, which are a type of U.S. government security, and may also invest in other types of U.S. government securities. U.S. government securities are obligations of, or guaranteed by, the U.S. government, its agencies or government-sponsored enterprises. U.S. government securities include a variety of securities that differ in their interest rates, maturities and dates of issue. Securities issued or guaranteed by agencies or instrumentalities of the U.S. government may or may not be supported by the full faith and credit of the United States or by the right of the issuer to borrow from the U.S. Treasury. U.S. government securities are subject to interest rate risk, and, in some cases, may be subject to credit risk.

          CORPORATE BONDS. The Fund may invest in corporate bonds. The investment return of corporate bonds reflects interest on the security and changes in the market value of the security. The market value of a corporate bond generally may be expected to rise and fall inversely with interest rates, and may also be affected by the credit rating of the corporation, the corporation's performance, perceptions of the corporation in the marketplace and general market liquidity. The value of the intermediate- and longer-term corporate bonds in which the Fund generally will invest normally fluctuates more in response to changes in interest rates than does the value of shorter-term corporate bonds. There is a risk that the issuers of corporate bonds may not be able to meet their obligations on interest or principal payments at the time called for by a bond.

          REVERSE REPURCHASE AGREEMENTS AND DOLLAR ROLL TRANSACTIONS. A reverse repurchase agreement is a portfolio management technique in which the Fund temporarily transfers possession of a portfolio instrument to another person, such as a financial institution or broker-dealer, in return for cash, which the Fund then uses to purchase additional investments. At the same time, the Fund agrees to repurchase the instrument at an agreed upon time (normally within seven days) and price, including an interest payment. While engaging in reverse repurchase agreements, the Fund may maintain cash or securities in a segregated account or may otherwise enter into positions that would cover such obligations. To the extent assets are segregated or the Fund's obligation is otherwise "covered," these instruments will not be considered leverage for purposes of the 1940 Act, and thus will not be subject to the 300% asset coverage test described under "Description of Capital Structure." However, the Fund considers such instruments to be leverage for purposes of its policy on the amount of leverage it may incur. Under current market conditions, the Fund has engaged in reverse repurchase agreements and dollar roll transactions during the period prior to the issuance of the Preferred Shares, as a substitute form of leverage for all or a portion of the Preferred Shares, and intends to continue to do so following the issuance of Preferred Shares to the extent described under "-Portfolio Contents and Management Strategies--General" above. Reverse repurchase agreements may expose the Fund to greater fluctuations in the value of its assets and render the segregated assets unavailable for sale or other disposition.

          The Fund may also enter into dollar roll transactions in which the Fund sells a fixed income security for delivery in the current month and simultaneously contracts to purchase substantially similar (same type, coupon and maturity) securities at an agreed upon future time. By engaging in a dollar roll transaction the Fund forgoes principal and interest paid on the security that is sold, but receives the difference between the current sales price and the forward price for the future purchase. The Fund would also be able to earn interest on the income that is received from the initial sale.

          The obligation to purchase securities on a specified future date involves the risk that the market value of the securities that the Fund is obligated to purchase may decline below the purchase price. In addition, in the event the other party to the transaction files for bankruptcy, becomes insolvent or defaults on its obligation, the Fund may be adversely affected. In addition, the interest costs associated with reverse repurchase agreements and dollar roll transactions will reduce the Fund's net asset value and could, in some circumstances, leave the Fund worse off than if it had not used such instruments. For purposes of calculating the Fund's total managed assets, any liability associated with reverse repurchase agreements or dollar roll transactions will not be taken into account.

          SHORT SALES. A short sale is a transaction in which the Fund sells an instrument that it does not own in anticipation that the market price will decline. The Fund may use short sales for investment and risk management purposes. When the Fund engages in a short sale, it must borrow the security sold short and deliver it to the counterparty. The Fund may have to pay a fee to borrow particular securities and would often be obligated to pay over any payments received on such borrowed securities. The Fund's obligation to replace the borrowed security will be secured by collateral deposited with the lender, which is usually a broker-dealer, and/or with the Fund's custodian. The Fund may not receive any payments (including interest) on its collateral. Short sales expose the Fund to the risk that it will be required to cover its short position at a time when the securities have appreciated in value, thus resulting in a loss to the Fund. Although it does not currently expect to do so under normal market conditions, the Fund may engage in so-called "naked" short sales where it does not own or have the immediate right to acquire the security sold short at no additional cost, in which case the Fund's losses could be unlimited.

          CREDIT DEFAULT SWAPS. The Fund may enter into credit default swap contracts for investment purposes and to leverage its portfolio. As the seller in a credit default swap contract, the Fund would be required to pay the par (or other agreed-upon) value of a referenced debt obligation to the counterparty in the event of a default by a third party, such as a corporate issuer, on the debt obligation. In return, the Fund would receive from the counterparty a periodic stream of payments over the term of the contract provided that no event of default had occurred. These payments are based on the difference between an interest rate applicable to the relevant issuer and a benchmark interest rate for a given maturity. If no default occurred, the Fund would keep the stream of payments and would have no payment obligations. As the seller, the Fund would effectively add leverage to its portfolio because, in addition to its total managed assets, the Fund would be subject to investment exposure on the notional amount of the swap.

          For hedging purposes, the Fund may also purchase credit default swaps, in which case it would make periodic payments to the counterparty in exchange for the right to receive the notional value of the underlying debt obligation in the event of a default. The Fund may (but is not required to) cover any accrued but unpaid net amounts owed to a swap counterparty through the segregation of liquid assets. To the extent assets are segregated, these transactions will not be considered leverage for purposes of the Fund's policy on the amount of leverage it may incur.

          LOANS OF PORTFOLIO SECURITIES. The Fund may lend its portfolio securities in order to earn income. The Fund will receive collateral in cash or high quality securities at least equal to the current value of the loaned securities. The Fund earns interest on the securities it lends and income when it invests the collateral for the loaned securities. These loans will be limited to 33 1/3% of the value of the Fund's total assets.

          DERIVATIVES. The Fund may, but is not required to, use a variety of derivative instruments for risk management purposes or as part of its investment strategies. Generally, derivatives are financial contracts whose value depends upon, or is derived from, the value of an underlying asset, reference rate or index, and often may relate to individual debt instruments, interest rates, commodities and related indexes. Examples of derivative instruments that the Fund may use include options contracts, futures contracts, options on futures contracts, warrants and swaps. The Fund's use of derivative instruments involves risks different from, or possibly greater than, the risks associated with investment directly in securities and other more traditional investments. See "Risks--General Risks of Investing in the Fund--Derivatives Risk."

          WHEN-ISSUED, DELAYED DELIVERY AND FORWARD COMMITMENT TRANSACTIONS. The Fund may buy and sell bonds on a when-issued, delayed delivery or forward commitment basis, with settlement occurring at a later date, normally within 45 days of the trade date. These transactions involve risk because no interest accrues on the bonds prior to settlement and because the value of the bonds at time of delivery may be less (or more, in the case of a sale by the Fund) than cost (or the agreed upon price). When such transactions are outstanding, the Fund may segregate until the settlement date assets determined to be liquid by Western Asset in an amount sufficient to meet its obligations. To the extent assets are segregated, these transactions will not be considered leverage for purposes of the Fund's policy on the amount of leverage it may incur.

          PREFERRED STOCK. The Fund may invest in preferred stock. Preferred stock pays dividends at a specified rate and has preference over common stock in the payment of dividends and the liquidation of an issuer's assets but is junior to the debt securities of the issuer in those same respects. The market prices of preferred stocks are subject to changes in interest rates and are more sensitive to changes in an issuer's creditworthiness than are the prices of debt securities. Holders of preferred stock may also suffer a loss of value if dividends are not paid. Under ordinary circumstances, preferred stock does not carry voting rights.

          STRUCTURED NOTES AND RELATED INSTRUMENTS. The Fund may invest in "structured" notes and other related instruments, which are privately negotiated debt obligations the principal and/or interest of which is determined by reference to the performance of a benchmark asset or market (an "embedded index"), such as selected securities or an index of securities, or the differential performance of two assets or markets, such as indices reflecting bonds. Structured instruments may be issued by corporations and banks as well as by governmental agencies. Structured instruments frequently are assembled in the form of medium-term notes, but a variety of forms are available and may be used in particular circumstances. The terms of such structured instruments normally provide that their principal and/or interest payments are to be adjusted upwards or downwards (but ordinarily not below zero) to reflect changes in the embedded index while the structured instruments are outstanding. As a result, the interest and/or principal payments that may be made on a structured product may vary widely, depending on a variety of factors, including the volatility of the embedded index and the effect of changes in the embedded index on principal and/or interest payments. Western Asset may utilize structured instruments for investment purposes and also for risk management purposes, such as to reduce the duration and interest rate sensitivity of the Fund's portfolio.

          While structured instruments may offer the potential for a favorable rate of return from time to time, they also entail certain risks. Structured instruments may be less liquid than other debt securities, and the price of structured instruments may be more volatile. In some cases, depending on the terms of the embedded index, a structured instrument may provide that the principal and/or interest payments may be adjusted below zero. Structured investments may also involve significant credit risk and risk of default by the counterparty. Although structured instruments are not necessarily illiquid, Western Asset believes that most structured instruments are illiquid. Like other sophisticated strategies, the Fund's use of structured instruments may not work as intended. If the value of the embedded index changes in a manner other than that expected by Western Asset, principal and/or interest payments received on the structured instrument may be substantially less than expected. In addition, if Western Asset uses structured instruments to reduce the duration of the Fund's portfolio, this may limit the Fund's return when having a longer duration would be beneficial (for instance, when interest rates decline).

          OTHER INVESTMENT COMPANIES. The Fund may invest in securities of other closed-end or open-end investment companies that invest primarily in bonds or other securities and instruments of the types in which the Fund may invest directly. The Fund may invest in other investment companies during periods when it has large amounts of uninvested cash, such as the period shortly after the Fund receives the proceeds of the offering of the Preferred Shares, during periods when there is a shortage of attractive bonds available in the market, or when Western Asset believes share prices of other investment companies offer attractive values. The Fund may invest in investment companies that are advised by Western Asset or its affiliates to the extent permitted by applicable law and/or pursuant to exemptive relief from the Securities and Exchange Commission. As a stockholder in an investment company, the Fund will bear its ratable share of that investment company's expenses, and would remain subject to payment of the Fund's management fees and other expenses with respect to assets so invested. Common Shareholders would therefore be subject to duplicative expenses to the extent the Fund invests in other investment companies. Western Asset will take expenses into account when evaluating the investment merits of an investment in an investment company relative to available bond investments. In addition, the securities of other investment companies may also be leveraged and will therefore be subject to the same leverage risks described herein. As described in the section entitled "Risks--General Risks of Investing in the Fund--Leverage Risk," the net asset value and market value of leveraged shares will be more volatile and the yield to shareholders will tend to fluctuate more than the yield generated by unleveraged shares. Other investment companies may have investment policies that differ from those of the Fund. In addition, to the extent the Fund invests in other investment companies, the Fund will be dependent upon the investment and research abilities of persons other than Western Asset. For purposes of the Fund's investment policies, an investment in such investment companies will be (1) treated as an investment in U.S. TIPS (to the extent the underlying investment company invests under normal market conditions at least 80% of its total assets in U.S. TIPS) and (2) assigned a credit rating deemed appropriate by Western Asset.

          NEW SECURITIES AND OTHER INVESTMENT TECHNIQUES. New types of securities and other investment and hedging practices are developed from time to time. Western Asset expects, consistent with the Fund's investment objectives and policies, to invest in such new types of securities and to engage in such new types of investment practices if Western Asset believes that these investments and investment techniques may assist the Fund in achieving its investment objectives. In addition, Western Asset may use investment techniques and instruments that are not specifically described herein.

                                      RISKS

RISKS OF INVESTING IN THE PREFERRED SHARES

          INTEREST RATE RISK. The Preferred Shares pay dividends based on shorter-term interest rates. The Fund invests assets attributable to the Preferred Shares principally in intermediate- and longer-term bonds, the interest rates on which are typically, although not always, higher than shorter-term interest rates. Both shorter-term and intermediate- to longer-term interest rates may fluctuate. If shorter-term interest rates rise, dividend rates on the Preferred Shares may rise so that the amount of dividends to be paid to holders of Preferred Shares exceeds the income from the intermediate- and longer-term bonds and other investments purchased by the Fund with assets attributable to the Preferred Shares. Because income from the Fund's entire investment portfolio (not just the portion of the portfolio purchased with assets attributable to the Preferred Shares) is available to pay dividends on the Preferred Shares, however, dividend rates on the Preferred Shares would need to exceed the Fund's net portfolio income by a wide margin before the Fund's ability to pay dividends on the Preferred Shares would be jeopardized. If intermediate- to longer-term interest rates rise, this could negatively impact the value of the Fund's investment portfolio, reducing the amount of assets serving as asset coverage for the Preferred Shares.

          AUCTION RISK. You may not be able to sell your Preferred Shares at an auction if the auction fails, i.e., if there are more Preferred Shares offered for sale than there are buyers for those shares. Also, if you place a bid order (an order to retain Preferred Shares) at an auction only at a specified rate, and that rate exceeds the rate set at the auction, your order will be deemed an irrevocable offer to sell your Preferred Shares, and you will not retain your Preferred Shares. Additionally, if you buy shares or elect to retain Preferred Shares without specifying a rate below which you would not wish to buy or continue to hold those shares, and the auction sets a below-market rate, you may receive a lower rate of return on your shares than the market rate for similar investments. Finally, the dividend period for the Preferred Shares may be changed by the Fund, subject to certain conditions and with notice to the holders of the Preferred Shares, which could also affect the liquidity of your investment. See "Description of Preferred Shares" and "The Auction."

          SECONDARY MARKET RISK. If you try to sell your Preferred Shares between auctions, you may not be able to sell any or all of your shares, or you may not be able to sell them for $25,000 per share or $25,000 per share plus accumulated dividends. Changes in interest rates could affect the price you would receive if you sold your shares in the secondary market, particularly if the Fund has designated a special rate period (a dividend period of more than seven days). Broker-dealers that maintain a secondary trading market (if any) for the Preferred Shares are not required to maintain this market, and the Fund is not required to redeem shares if either an auction or an attempted secondary market sale fails because of a lack of buyers. The Preferred Shares are not registered on a stock exchange or the National Association of Securities Dealers Automated Quotations, Inc. ("NASDAQ") stock market. If you sell your Preferred Shares to a broker-dealer between auctions, you may receive less than the price you paid for them, especially when market interest rates have risen since the last auction or during a special rate period.

          RATINGS AND ASSET COVERAGE RISK. While it is a condition to the closing of the offering that Moody's assigns a rating of "Aaa" and Fitch assigns a rating of "AAA" to the Preferred Shares, these ratings do not eliminate or necessarily mitigate the risks of investing in Preferred Shares. In addition, Moody's, Fitch or another rating agency then rating the Preferred Shares could downgrade the Preferred Shares, which may make your shares less liquid at an auction or in the secondary market. If a rating agency downgrades the Preferred Shares, the Fund may (but is not required to) alter its portfolio in an effort to improve the rating, although there is no assurance that it will be able to do so to the extent necessary to restore the prior rating. See "--General Risks of Investing in the Fund--Turnover Risk." In addition, the Fund may be forced to redeem your Preferred Shares to meet regulatory or rating agency requirements. The Fund may also voluntarily redeem Preferred Shares under certain circumstances. See "Description of Preferred Shares--Redemption." The asset coverage requirements imposed by a rating agency may limit the Fund's ability to invest in certain securities or utilize certain investment techniques that Western Asset might otherwise consider desirable. See "Description of Preferred Shares--Rating Agency Guidelines and Asset Coverage" for a description of the rating agency guidelines with which the Fund must currently comply.

          RESTRICTIONS ON DIVIDENDS AND OTHER DISTRIBUTIONS. Restrictions imposed on the declaration and payment of dividends or other distributions to the holders of the Fund's common shares and Preferred Shares, both by the 1940 Act and by requirements imposed by rating agencies, might impair the Fund's ability to maintain its qualification as a regulated investment company for federal income tax purposes. While the Fund intends to redeem Preferred Shares to enable the Fund to distribute its income as required to maintain its qualification as a regulated investment company under the Code, there can be no assurance that such redemptions can be effected in time to meet the requirements of the Code. See "Tax Matters."

GENERAL RISKS OF INVESTING IN THE FUND

          LIMITED OPERATING HISTORY. The Fund is a recently organized, diversified, closed-end management investment company that has been in operation for less than _______ months.

          INVESTMENT RISK. An investment in the Fund is subject to investment risk, including the possible loss of the entire amount that you invest.

          INTEREST RATE RISK. Interest rate risk is the risk that bonds (and the Fund's total managed assets) will change in value because of changes in interest rates. This is true of all bonds, including U.S. TIPS. Generally, bonds will decrease in value when interest rates rise and increase in value when interest rates decline. This means that the net asset value of the Fund will fluctuate with interest rate changes and the corresponding changes in the value of the Fund's bond holdings. Because market interest rates are currently near their lowest levels in many years, there is a greater risk that the Fund's portfolio will decline in value. The value of the intermediate- and longer-term bonds in which the Fund generally will invest normally fluctuates more in response to changes in interest rates than does the value of shorter-term bonds. Because the Fund will invest primarily in intermediate-to-longer-term bonds, the Fund's net asset value will fluctuate more in response to changes in market interest rates than if the Fund invested primarily in shorter-term bonds. The Fund's use of leverage will increase interest rate risk. See "--Leverage Risk."

          The Fund may utilize certain strategies, including swaps, futures contracts, options on futures and options based on U.S. Treasury securities, for the purpose of reducing the interest rate sensitivity of the portfolio, although there is no assurance that it will do so or that such strategies will be successful. See "How the Fund Manages Risk--Hedging and Related Strategies."

          RISKS RELATING TO U.S. TIPS. The value of inflation-protected securities such as U.S. TIPS generally fluctuates in response to changes in real interest rates, which are in turn tied to the relationship between nominal interest rates and the rate of inflation. Therefore, if inflation were to rise at a faster rate than nominal interest rates, real interest rates might decline, leading to an increase in value of U.S. TIPS. In contrast, if nominal interest rates increased at a faster rate than inflation, real interest rates might rise, leading to a decrease in value of U.S. TIPS. Although the principal value of U.S. TIPS declines in periods of deflation, holders at maturity receive no less than the par value of the bond. However, if the Fund purchases U.S. TIPS in the secondary market whose principal values have been adjusted upward due to inflation since issuance, the Fund may experience a loss if there is a subsequent period of deflation. If inflation is lower than expected during the period the Fund holds a U.S. TIPS, the Fund may earn less on the security than on a conventional bond.

          Any increase in principal value caused by an increase in the CPI-U (described below) is taxable in the year the increase occurs, even though the Fund will not receive cash representing the increase at that time. As a result, the Fund could be required at times to liquidate other investments, including when it is not advantageous to do so, in order to satisfy its distribution requirements as a regulated investment company under the Code. See "Tax Matters."

          If real interest rates rise (i.e., if interest rates rise for reasons other than inflation, for example, due to changes in currency exchange rates), the value of the U.S. TIPS in the Fund's portfolio will decline. Moreover, because the principal amount of U.S. TIPS would be adjusted downward during a period of deflation, the Fund will be subject to deflation risk with respect to its investments in these securities.

          The daily adjustment of the principal value of U.S. TIPS is currently tied to the non-seasonally adjusted CPI-U, which the U.S. Bureau of Labor Statistics calculates monthly. The CPI-U is a measurement of changes in the cost of living, made up of components such as housing, food, transportation and energy. There can be no assurance that such index will accurately measure the real rate of inflation in the prices of goods and services. In addition, calculation of the CPI-U includes a three-month lag for purposes of determining the principal value of U.S. TIPS which, consequently, could have a negative impact on the value of U.S. TIPS under certain market conditions.

          The U.S. Treasury only began issuing inflation-protected securities in 1997, and, as a result, the market for such securities may be less developed or liquid, and more volatile, than certain other securities markets as a result. The U.S. Treasury currently issues U.S. TIPS in only ten-year maturities, although U.S. TIPS with different maturities have been issued in the past and may be issued in the future.

          CREDIT RISK. Credit risk is the risk that the Fund could lose money if the issuer of a debt obligation, or the counterparty to a derivatives contract, reverse repurchase agreement, loan of portfolio securities or similar transaction, is unable or unwilling to make timely principal and/or interest payments, or otherwise to honor its obligations. In addition, a bond held by the Fund could decline in price because the issuer of the bond experiences or is perceived to experience a decline in its financial status.

          Not all U.S. government securities are backed by the full faith and credit of the United States. Some securities, such as securities issued by Freddie Mac, are backed only by the credit of the issuing agency or instrumentality. Accordingly, credit risk exists with respect to these securities. U.S. TIPS are backed by the full faith and credit of the United States.

          LOWER GRADE AND UNRATED SECURITIES RISK. Although the Fund will not invest in bonds that are below investment grade quality at the time of purchase, the Fund is not required to dispose of a security if a rating agency or Western Asset downgrades its assessment of the credit characteristics of a particular issue. As a result, the Fund may from time to time hold bonds of below investment grade quality. Holding lower grade securities involves special risks in addition to the risks associated with investments in investment grade debt obligations. While offering a greater potential opportunity for capital appreciation and higher yields, lower grade securities typically entail greater potential price volatility and may be less liquid than higher-rated securities. Lower grade securities are regarded as having predominately speculative characteristics with respect to the issuer's capacity to pay interest and repay principal and are commonly referred to as "junk bonds." These securities may also be more susceptible to real or perceived adverse economic and competitive industry conditions than higher-rated securities. Debt securities in the lowest investment grade category may also be considered to possess some speculative characteristics.

          The market values of lower grade securities tend to reflect individual developments of the issuer to a greater extent than do higher-quality securities, which tend to react mainly to fluctuations in the general level of interest rates. Certain emerging market governments that issue lower grade securities are among the largest debtors to commercial banks, governments and supra-national organizations such as the World Bank, and may not be able or willing to make principal and/or interest payments as they come due.

          Unrated securities may be less liquid than comparable rated securities and involve the risk that Western Asset may not accurately evaluate the security's comparative credit rating. Analysis of the creditworthiness of issuers of lower grade securities may be more complex than for issuers of higher-quality debt obligations. To the extent that the Fund holds lower grade and/or unrated securities, the Fund's success in achieving its investment objectives may depend more heavily on Western Asset's credit analysis than if the Fund held exclusively higher-quality and rated securities.

          LEVERAGE RISK. The Fund utilizes leverage on an ongoing basis for investment purposes. Leverage risk includes the risk associated with the issuance of the Preferred Shares. The Fund intends to use other instruments that may be considered leverage under certain circumstances, including reverse repurchase agreements, credit default swaps, dollar rolls and other investment techniques, each of which (to the extent that it is considered leverage) will amplify the effects of leverage on the Fund's portfolio. Counterparties to these instruments may have a claim to the Fund's assets that is prior to the claim of the holders of the Preferred Shares. The Fund may (but is not required to) cover its commitments under these instruments by the segregation of liquid assets, equal in value to the amount of the Fund's commitments, or by entering into offsetting transactions or owning positions covering its obligations. To the extent these instruments are so covered, (1) they will not be considered "senior securities" under the 1940 Act and therefore will not be subject to the 300% asset coverage requirement otherwise applicable to borrowings by the Fund (see "Description of Capital Structure") and (2) investment in these instruments (other than reverse repurchase agreements and dollar roll transactions) will not be considered "leverage" by the Fund for purposes of the Fund's policy on the amount of leverage it may incur. Although the Fund does not currently intend to borrow from banks or other financial institutions or issue commercial paper in order to leverage its portfolio, it may do so in the future. Bank borrowings and outstanding commercial paper, to the extent used, would add additional leverage to the Fund's portfolio.

          If the dividend rates on the Preferred Shares and the interest rates on other forms of leverage exceed the net rate of return on the Fund's portfolio, the use of leverage will result in a lower net asset value than if the Fund were not leveraged, and the Fund's ability to pay dividends and meet its asset coverage requirements on the Preferred Shares will be reduced. Because the intermediate- to longer-term bonds included in the Fund's portfolio will typically pay fixed rates of interest while the dividend rate on the Preferred Shares and interest rates on other forms of leverage will be adjusted periodically, this could occur even when both long-term and short-term interest rates rise. Similarly, any decline in the net asset value of the Fund's investments could result in the Fund being in danger of failing to meet its asset coverage requirements or of losing its expected "Aaa" and "AAA" ratings on the Preferred Shares. In an extreme case, the Fund's current investment income might not be sufficient to meet the dividend requirements on the Preferred Shares. In order to counteract such an event, the Fund might need to liquidate investments in order to fund a redemption of some or all of the Preferred Shares. There is no assurance that the Fund's leveraging strategy will be successful.

          While the Fund may from time to time consider reducing leverage in response to actual or anticipated changes in interest rates in an effort to mitigate the increased volatility of current income and net asset value associated with leverage, there can be no assurance that the Fund will actually reduce leverage in the future or that any reduction, if undertaken, will be effective. Changes in the future direction of interest rates are very difficult to predict accurately. If the Fund were to reduce leverage based on a prediction about future changes to interest rates, and that prediction turned out to be incorrect, the reduction in leverage would likely operate to reduce the Fund's net asset value relative to the circumstance where the Fund had not reduced leverage. The Fund may decide that this risk outweighs the likelihood of achieving the desired reduction to volatility in income and common share price if the prediction were to turn out to be correct, and determine not to reduce leverage as described above.

          The Fund may invest in the securities of other investment companies. Such securities may also be leveraged and will therefore be subject to the leverage risks described above. Such additional leverage may in certain market conditions serve to reduce the net asset value of the Fund or reduce asset coverage on the Preferred Shares.

          The Fund may also invest in derivative instruments, which may amplify the effects of leverage and may adversely affect the Fund's net asset value per share and reduce asset coverage on the Preferred Shares. See "--Derivatives Risk" and the Statement of Additional Information under "Investment Objectives and Policies--Derivative Instruments."

          Because the fees received by Western Asset are based on the average weekly assets of the Fund (including assets represented by Preferred Shares and other leverage), Western Asset has a financial incentive for the Fund to issue Preferred Shares and incur other leverage.

          ISSUER RISK. The value of a corporate debt instrument may decline for a number of reasons that directly relate to the issuer, such as management performance, financial leverage and reduced demand for the issuer's goods and services.

          SMALLER COMPANY RISK. The general risks associated with corporate debt obligations are particularly pronounced for securities issued by companies with smaller market capitalizations. These companies may have limited product lines, markets or financial resources or may depend on a few key employees. As a result, they may be subject to greater levels of credit, interest rate and issuer risk. Securities of smaller companies may trade less frequently and in less volume than more widely held securities, and their values may fluctuate more sharply than the values of other securities. Companies with medium-sized market capitalizations may have risks similar to those of smaller companies.

          COUNTRY RISK. Investments in securities of non-U.S. issuers (including those denominated in U.S. dollars) involve certain risks not typically associated with investments in domestic issuers. The values of these securities are subject to economic and political developments in the countries and regions where the companies operate or are domiciled, or where the securities are traded, such as changes in economic or monetary policies, and to changes in exchange rates. Values may also be affected by restrictions on receiving the investment proceeds from a country other than the United States.

          In general, less information is publicly available about these companies than about U.S. companies. These companies are generally not subject to the same accounting, auditing and financial reporting standards as are U.S. companies.

          Some securities issued by non-U.S. governments or their subdivisions, agencies and instrumentalities may not be backed by the full faith and credit of the issuing government. Even where a security is backed by the full faith and credit of a government, it may be difficult for the Fund to pursue its rights against such government in that country's courts. Some countries and governments have defaulted on principal and interest payments.

          In addition, the Fund's investments in non-U.S. securities may be subject to the risk of nationalization or expropriation of assets, confiscatory taxation, political or financial instability and adverse diplomatic developments. Dividends or interest on, or proceeds from the sale of, these securities may be subject to withholding taxes, and special U.S. tax considerations may apply.

          In addition to brokerage commissions, custodial services and other costs relating to investment in non-U.S. countries are generally more expensive than in the United States. Such markets have at times been unable to keep pace with the volume of securities transactions, making it difficult to conduct such transactions. The inability of the Fund to make intended securities purchases due to settlement problems could cause the Fund to miss attractive investment opportunities. An inability to dispose of a security due to settlement problems could result in losses to the Fund due to subsequent declines in the value of the security.

          Investment in securities of issuers based in developing or "emerging market" countries entails all of the risks of investing in securities of non-U.S. issuers outlined above, but to a heightened degree. Emerging market countries typically have economic and political systems that are less fully developed, and can be expected to be less stable than those of more advanced countries. For example, the economies of such countries can be subject to rapid and unpredictable rates of inflation or deflation. Low trading volumes may result in a lack of liquidity and in price volatility. Emerging market countries may have policies that restrict investment by foreigners, or that prevent foreign investors from withdrawing their money at will.

          PREPAYMENT RISK. Many fixed income securities, especially those issued at high interest rates, provide that the issuer may repay them early. Issuers often exercise this right when interest rates decline. Accordingly, holders of securities that may be called or prepaid may not benefit fully from the increase in value that other fixed income securities experience when rates decline. Furthermore, the Fund reinvests the proceeds of the payoff at current yields, which are lower than those paid by the security that was paid off. Prepayments may cause losses on securities purchased at a premium, and unscheduled prepayments, which will be made at par, will cause the Fund to experience a loss equal to any unamortized premium.

          REINVESTMENT RISK. Reinvestment risk is the risk that income from the Fund's portfolio will decline if and when the Fund reinvests the proceeds from matured, traded or called bonds at market interest rates that are below the portfolio's current earnings rate. A decline in income could affect the Fund's net asset value or reduce asset coverage on the Preferred Shares.

          DERIVATIVES RISK. The Fund may engage in a variety of transactions using "derivatives," such as futures, options, warrants and swaps. Derivatives are financial instruments whose value depends upon, or is derived from, the value of something else, such as one or more underlying investments or indexes. Derivatives may be traded on organized exchanges, or in individually negotiated transactions with other parties (these are known as "over-the-counter"). The Fund may use derivatives both for hedging and non-hedging purposes, including for purposes of enhancing returns. Although Western Asset has the flexibility to make use of derivatives, it may choose not to for a variety of reasons, even under very volatile market conditions.

          Derivatives involve special risks and costs and may result in losses to the Fund. The successful use of derivatives transactions requires sophisticated management, and the Fund will depend on Western Asset's ability to analyze and manage derivatives transactions. Derivatives transactions also involve the risk of mispricing or improper valuation, the risk of ambiguous documentation and the risk that changes in the value of a derivative may not correlate perfectly with an underlying asset, interest rate or index. The prices of derivatives may move in unexpected ways, especially in abnormal market conditions. Some derivatives are "leveraged" and therefore may magnify or otherwise increase investment losses to the Fund. See "-- Leverage Risk." The Fund's use of derivatives may also increase the amount of taxes payable by shareholders. As a result, the Fund's use of derivatives (whether used for hedging purposes or otherwise) may result in a lower return than if it had not used derivatives.

          Other risks arise from the potential inability to terminate or sell derivatives positions. A liquid secondary market may not always exist for the Fund's derivatives positions. In fact, many over-the-counter instruments will not be liquid. Derivatives instruments may be subject to wide fluctuations in market value, and the Fund may be subject to significant delays in disposing of them. Accordingly, the Fund may be forced to close derivatives positions at less than fair market value or may not be able to close them when Western Asset believes it is desirable to do so.

          The Fund will be subject to credit risk with respect to the counterparties to the derivative contracts purchased by the Fund. If a counterparty becomes bankrupt or otherwise fails to perform its obligations under a derivatives contract, the Fund may experience significant delays in obtaining any recovery under the derivatives contract in bankruptcy or other reorganization proceedings. The Fund may obtain only a limited recovery or may obtain no recovery in such circumstances.

          INFLATION/DEFLATION RISK. Inflation risk is the risk that the Fund's assets or income from the Fund's investments may be worth less in the future as inflation decreases the purchasing power and, consequently, the value of money. As inflation increases, the real value of the Preferred Shares and distributions can decline. However, during periods of rising inflation, dividend rates on the Preferred Shares would likely increase, which would tend to offset this risk. Inflation risk is expected to be greater with respect to the Fund's investments in securities or instruments other than U.S. TIPS. Deflation risk is the risk that prices throughout the economy may decline over time--the opposite of inflation. Deflation may have an adverse effect on the creditworthiness of issuers and may make issuer default more likely, which may result in a decline in the value of the Fund's portfolio. Because the principal amounts of U.S. TIPS would be adjusted downward during a period of deflation, the Fund will be subject to deflation risk with respect to its investment in such securities.

          TURNOVER RISK. The length of time the Fund has held a particular security is not generally a consideration in investment decisions. A change in the securities held by the Fund is known as "portfolio turnover." As a result of the Fund's investment policies, under certain market conditions the Fund's turnover rate may be higher than that of other investment companies. Portfolio turnover generally involves some expense to the Fund, including brokerage commissions or dealer mark-ups and other transaction costs on the sale of securities and reinvestment in other securities. These transactions may result in realization of taxable capital gains. Higher portfolio turnover rates, such as those above 100%, are likely to result in higher brokerage commissions or other transaction costs and could give rise to a greater amount of taxable capital gains.

          MANAGEMENT RISK. The Fund is subject to management risk because it is an actively managed investment portfolio. Western Asset will apply investment techniques and risk analyses in making investment decisions for the Fund, but there can be no guarantee that these will produce the desired results.

          MARKET DISRUPTION AND GEOPOLITICAL RISKS. The war with Iraq, its aftermath and the continuing occupation of the country by coalition forces are likely to have a substantial impact on the U.S. and world economies and securities markets. The duration and nature of the war and occupation and the potential costs of rebuilding the Iraqi infrastructure and political systems cannot be predicted with any certainty. Terrorist attacks on the World Trade Center and the Pentagon on September 11, 2001 closed some of the U.S. securities markets for a four-day period, and the occurrence of similar events cannot be ruled out. The war and occupation, terrorism and related geopolitical risks have led, and may in the future lead, to increased short-term market volatility and may have adverse long-term effects on U.S. and world economies and markets generally. Those events could also have an acute effect on individual issuers or related groups of issuers. These risks could also adversely affect individual issuers and securities markets, interest rates, auctions, secondary trading, ratings, credit risk, inflation, deflation and other factors relating to the Preferred Shares.

          CERTAIN AFFILIATIONS. Certain broker-dealers may be considered to be affiliated persons of the Fund and/or Western Asset. Absent an exemption from the Securities and Exchange Commission or other regulatory relief, the Fund is generally precluded from effecting certain principal transactions with affiliated brokers, and its ability to purchase securities being underwritten by an affiliated broker or a syndicate including an affiliated broker or to utilize affiliated brokers for agency transactions is subject to regulatory and other restrictions. This could limit the Fund's ability to engage in securities transactions and take advantage of market opportunities.

                            HOW THE FUND MANAGES RISK

INVESTMENT LIMITATIONS

          The Fund has adopted certain investment limitations designed to limit investment risk and maintain portfolio diversification. Certain of these limitations (two of which are listed below) are fundamental and may not be changed without the approval of the holders of a majority (as defined in the 1940 Act) of the outstanding common shares and any preferred shares (including the Preferred Shares) voting together as a single class, and the approval of the holders of a majority (as defined in the 1940 Act) of the outstanding preferred shares (including the Preferred Shares) voting as a separate class. Only those limitations expressly designated as such are fundamental investment limitations. All other polices or restrictions may be changed without shareholder approval.

          The Fund may not invest 25% or more of its total assets, except as noted below, in a particular industry or group of industries.

          As a diversified investment company under the 1940 Act, the Fund currently may not, with respect to 75% of the Fund's total assets, purchase the securities of any issuer, except securities issued or guaranteed by the U.S. government or any of its agencies or instrumentalities or securities of other investment companies, if, as a result, (i) more than 5% of the Fund's total assets would be invested in the securities of that issuer, or (ii) the Fund would hold more than 10% of the outstanding voting securities of that issuer.

          As described in the Statement of Additional Information, the Fund's industry concentration policy described above does not preclude it from investing 25% or more of its total assets in issuers in a group of industries (such as different types of technology issuers) under certain circumstances. Securities issued or guaranteed by the U.S. government or its agencies or instrumentalities will not be considered to represent an industry. In addition, as described in the Statement of Additional Information, the Fund may invest 25% or more of its total assets in certificates of deposit or bankers' acceptances issued by domestic branches of U.S. or foreign banks under certain circumstances.

          The Fund is subject to guidelines which are more limiting than the investment restrictions set forth above or in the Statement of Additional Information in order to obtain and maintain a rating on the Preferred Shares of "Aaa" from Moody's and "AAA" from Fitch and may become subject to additional guidelines in the future. See "Description of Preferred Shares - Rating Agency Guidelines and Asset Coverage." The Fund does not anticipate that such guidelines will have a material adverse effect on the Fund's ability to achieve its investment objectives. See "Investment Objectives and Policies" and "Investment Restrictions" in the Statement of Additional Information.

QUALITY OF INVESTMENTS

          The Fund will not invest in bonds that are below investment grade quality at the time of purchase. Investment grade quality means that such bonds are rated by a nationally recognized rating agency within the rating agency's four highest grades (Baa or BBB or higher by Moody's, S&P or Fitch or a similar rating of another nationally recognized rating agency) or are unrated but judged to be of comparable quality by Western Asset.

MANAGEMENT OF INVESTMENT PORTFOLIO AND CAPITAL STRUCTURE TO LIMIT LEVERAGE RISK

          The Fund may take certain actions if market conditions change (or the Fund anticipates such a change) and the Fund's leverage begins (or is expected) to affect Common Shareholders adversely. In order to attempt to offset such a negative impact of leverage on Common Shareholders, the Fund may shorten the average maturity or duration of its investment portfolio (by investing in shorter-term, high quality securities) or may reduce its indebtedness or extend the maturity of outstanding preferred shares (for example, by declaring a special rate period with respect to one or more series of Preferred Shares). The Fund may also attempt to reduce leverage by redeeming or otherwise purchasing Preferred Shares (subject to the restrictions discussed under "Description of Preferred Shares - Redemption") or reducing any holdings in reverse repurchase agreements, credit default swaps, futures, short sales, options, dollar rolls or other instruments that create leverage. As explained above under "Risks--General Risks of Investing in the Fund--Leverage Risk," the success of any such attempt to limit leverage risk depends on Western Asset's ability to predict interest rate or other market changes accurately. Because of the difficulty of making such predictions, the Fund may not be successful in managing its interest rate exposure in the manner described in this paragraph.

          If market conditions suggest that additional leverage would be beneficial, the Fund may sell previously unissued preferred shares or preferred shares that the Fund previously issued but later repurchased or may utilize reverse repurchase agreements, credit default swaps, dollar roll transactions or other forms of leverage, including bank borrowings.

HEDGING AND RELATED STRATEGIES

          The Fund may use various investment strategies designed to limit risk and to preserve capital. These hedging strategies may include, among others, the use of swaps, futures contracts, short sales, options on futures or options based on U.S. Treasury securities, an index of longer-term securities or other instruments. Under current market conditions, the Fund initially intends to hedge 100% of the value of its portfolio by purchasing put options that should increase in value if interest rates were to rise significantly. Income earned by the Fund from many hedging activities will be treated as capital gain and, if not offset by net realized capital loss, will be distributed to shareholders in taxable distributions. If effectively used, hedging strategies can offset some or all of the loss incurred on the Fund's investments due to adverse changes in interest rates or inflation rates or other factors. There is no assurance that these hedging strategies (including the purchase of put options described above) will be available at any time, that Western Asset will use them for the Fund if available or that they will be successful if used. Hedging transactions involve costs and may result in losses to the Fund. Under some circumstances (e.g., if interest rates decline, or if interest rates rise, but not to a significant extent), the Fund might have been better off not attempting to hedge its portfolio or a portion of its portfolio, because the hedging strategies would not have been successful (and thus the Fund's net asset value would have declined) and the Fund would have incurred costs (e.g., the price paid to purchase the put options) to establish such hedging positions. In addition, in accordance with the rating agency guidelines described in this Prospectus, the Fund's ability to use hedging transactions may be limited in order to obtain and maintain ratings on the Preferred Shares. For more information about these restrictions, see "Description of Preferred Shares--Rating Agency Guidelines and Asset Coverage" and the Second Amended and Restated Bylaws, which are attached as Appendix C to the Statement of Additional Information.

                             MANAGEMENT OF THE FUND

TRUSTEES AND OFFICERS

          There are currently five Trustees of the Fund, two of whom are "interested persons" (as defined in the 1940 Act) and three of whom are not "interested persons." The names and business addresses of the Trustees and officers of the Fund and their principal occupations and other affiliations during the past five years are set forth under "Management of the Fund" in the Statement of Additional Information.

INVESTMENT ADVISOR

          Subject to the supervision of the Board of Trustees, Western Asset is responsible for managing the investment activities of the Fund and certain of the Fund's business affairs and other administrative matters. Western Asset, established in 1971 and since 1986 a wholly-owned subsidiary of Legg Mason, Inc., acts as investment advisor to institutional accounts, such as corporate pension plans, mutual funds and endowment funds. Western Asset is located at 117 East Colorado Boulevard, Pasadena, California 91105. Total assets under management by Western Asset and its London-based affiliate, Western Asset Management Company Limited, were approximately $126.6 billion as of June 30, 2003.

PORTFOLIO MANAGERS

          Western Asset does not employ individual portfolio managers to determine the investments of the Fund. Instead, the Fund's investments will be the responsibility of Western Asset's Investment Strategy Group, which is currently chaired by Western Asset's Chief Investment Officer and which also currently includes Western Asset's Deputy Chief Investment Officer, its Senior Economist and the head of each sector group.

INVESTMENT MANAGEMENT AGREEMENT

          Pursuant to an investment management agreement between Western Asset and the Fund (the "Investment Management Agreement"), the Fund has agreed to pay Western Asset an annual management fee payable on a monthly basis at the annual rate of .40% of the Fund's average weekly assets for the services it provides. "Average weekly assets" means the average weekly value of the total assets of the Fund (including any assets attributable to leverage) minus accrued liabilities (other than liabilities representing leverage). For purposes of calculating "average weekly assets," neither the liquidation preference of any preferred shares outstanding (including the Preferred Shares) nor any liabilities associated with any instruments or transactions used by Western Asset to leverage the Fund's portfolio (whether or not such instruments or transactions are "covered" as described in this prospectus) is considered a liability. With respect to reverse repurchase or dollar roll transactions, "average weekly assets" includes any proceeds from the sale of an asset of the Fund to a counterparty in such a transaction, in addition to the value of the underlying asset as of the relevant measuring date. Because the fees received by Western Asset are based on the average weekly assets of the Fund (including assets represented by the Preferred Shares and other leverage), Western Asset has a financial incentive for the Fund to issue the Preferred Shares and incur other leverage, which may create a conflict of interest. The Investment Management Agreement automatically terminates on assignment (as defined in the 1940 Act). The Investment Management Agreement may also be terminated on not more than 60 days' written notice by Western Asset to the Fund or by the Fund to Western Asset.

EXPENSES

          In addition to the fees of Western Asset, the Fund pays all other costs and expenses of its operations, including compensation of its Trustees (other than those who are "interested persons" of the Fund within the meaning of the 1940 Act), fees of the servicing agent and administrator, custodial expenses, transfer agency and dividend disbursing expenses, listing expenses, legal fees, expenses of independent auditors, expenses of repurchasing shares, expenses of issuing the Preferred Shares, expenses of preparing, printing and distributing prospectuses, shareholder reports, notices, proxy statements and reports to governmental agencies, and taxes, if any.

ADMINISTRATOR

          Under an Administrative Services Agreement with the Fund, Legg Mason Fund Adviser, Inc. (the "Administrator"), an affiliate of Western Asset, provides certain administrative and accounting functions for the Fund, including, among others, coordination of the services provided by the Fund's service providers (including the custodian, transfer agent, counsel and independent accountants), preparation, review and filing of various required reports and SEC forms, and the provision of certain office space and personnel necessary to the Fund's operations. In consideration of these services, the Fund will pay the Administrator a fee, paid monthly, at an annual rate of $100,000.

ADDITIONAL COMPENSATION AGREEMENT

          In connection with the offering of the Fund's common shares, Western Asset has agreed to pay from its own assets additional compensation to [___________]. This additional compensation will be payable quarterly at the annual rate of 0.15% of the Fund's average weekly assets (including assets attributable to an Preferred Shares that may be outstanding) during the continuance of the Investment Management Agreement or other advisory agreement between Western Asset and the Fund. The total amount of these additional payments will not exceed 2.185% of the total price to the public of the common shares sold in the Fund's offering of common shares. [___________] has agreed to provide certain after-market support services to Western Asset designed to maintain the visibility of the Fund on an ongoing basis and to provide relevant information, studies or reports regarding the Fund and the closed-end investment company industry.

                         DESCRIPTION OF PREFERRED SHARES

THE FOLLOWING IS A BRIEF DESCRIPTION OF THE TERMS OF THE PREFERRED SHARES. FOR A MORE COMPLETE DESCRIPTION OF THE PREFERRED SHARES, PLEASE REFER TO THE DETAILED DESCRIPTION OF THE PREFERRED SHARES IN THE SECOND AMENDED AND RESTATED BYLAWS, WHICH ARE ATTACHED AS APPENDIX C TO THE STATEMENT OF ADDITIONAL INFORMATION. CERTAIN OF THE CAPITALIZED TERMS USED HEREIN ARE DEFINED IN THE SECOND AMENDED AND RESTATED BYLAWS.

GENERAL

          Under the Declaration, the Fund is authorized to issue preferred shares having such par value and such preferences, voting powers, terms of redemption, if any, and special or relative rights or privileges (including conversion rights, if any) as determined by the Board of Trustees, without the approval of Common Shareholders. The Preferred Shares are preferred shares of beneficial interest with no par value. Each series of Preferred Shares will have a liquidation preference of $25,000 per share, plus an amount equal to accumulated but unpaid dividends (whether or not earned or declared). The Preferred Shares of each series will rank on a parity with shares of any other series of preferred shares of the Fund as to the payment of dividends and the distribution of assets upon liquidation. The Preferred Shares carry one vote per share on all matters on which such shares are entitled to vote. The Preferred Shares, when issued by the Fund and paid for pursuant to the terms of this prospectus, will be fully paid and, subject to matters discussed in "Anti-Takeover and Other Provisions in the Declaration of Trust," non-assessable and will have no preemptive, exchange or conversion rights. Any Preferred Shares repurchased or redeemed by the Fund will be classified as authorized and unissued preferred shares without designation as to series. The Preferred Shares will not be subject to any sinking fund, but will be subject to mandatory redemption and optional redemption under certain circumstances described below.

DIVIDENDS AND RATE PERIODS

          GENERAL. The following is a general description of dividends and rate periods for the Preferred Shares. The initial rate period for the Series M Preferred Shares will be __ days, and the dividend rate for this period will be ___%. The initial rate period for the Series T Preferred Shares will be __ days, and the dividend rate for this period will be ___%. The initial rate period for the Series W Preferred Shares will be __ days, and the dividend rate for this period will be ___%. The initial rate period for the Series TH Preferred Shares will be __ days, and the dividend rate for this period will be ___%. The initial rate period for the Series F Preferred Shares will be __ days, and the dividend rate for this period will be ___%. Subsequent rate periods generally will be seven days, and the dividend rates for those periods will generally be determined by auction. Further description of the auction procedures can be found below under "The Auction" and in the Second Amended and Restated Bylaws, which are attached as Appendix C to the Statement of Additional Information. The Fund, subject to certain conditions, may change the length of subsequent rate periods by designating them as special rate periods. See "--Designation of Special Rate Periods" below.

          DIVIDEND PAYMENT DATES. Dividends on Preferred Shares will be payable when, as and if declared by the Board, out of legally available funds in accordance with the Declaration, the Bylaws and applicable law. Dividend periods generally will begin on the first business day after an auction. If dividends are payable on a day that is not a business day, then dividends will generally be payable on the next business day, or as otherwise specified in the Second Amended and Restated Bylaws. The Fund, at its discretion, may establish dividend payment dates in respect of any special rate period of Preferred Shares consisting of more than seven days, provided that such dates shall be set forth in the notice of special rate period relating to such special rate period and certain other conditions are met.

          Dividends will be paid through the Depository Trust Company ("DTC") on each dividend payment date. The dividend payment date will normally be the first business day after the dividend period ends. DTC, in accordance with its current procedures, is expected to distribute dividends received from the auction agent in same-day funds on each dividend payment date to members of DTC that will act on behalf of existing or potential holders of Preferred Shares ("Agent Members"). These Agent Members are in turn expected to distribute such dividends to the persons for whom they are acting as agents. However, each of the current Broker-Dealers has indicated to the Fund that dividend payments will be available in same-day funds on each dividend payment date to customers that use a Broker-Dealer or a Broker-Dealer's designee as Agent Member.

          CALCULATION OF DIVIDEND PAYMENT. The Fund computes the dividend per share of each series of Preferred Shares by multiplying the applicable rate for such series of shares in effect by a fraction. The numerator of this fraction will normally be seven (i.e., the number of days in the rate period) and the denominator will normally be 360. If the Fund has designated a special rate period, then the numerator will be the number of days in the special rate period, and the denominator will normally be 360. In either case, this rate is then multiplied by $25,000 to arrive at the dividend per share.

          Dividends on the Preferred Shares will accumulate from the date of their original issue. For each dividend payment period after the initial rate period, the dividend rate will be the dividend rate determined at auction, except as provided in the Second Amended and Restated Bylaws. The dividend rate that results from an auction will not be greater than the maximum applicable rate described below.

          The maximum applicable rate for any regular rate period will be the higher of the applicable percentage of the reference rate, or the applicable spread plus the reference rate. The reference rate for a regular rate period will be the applicable LIBOR Rate (as defined below). The applicable percentage and applicable spread for any regular rate period will generally be determined based on the lower of the credit rating or ratings assigned to the Preferred Shares by Moody's and Fitch on the auction date for such period (as set forth in the table below). If Moody's and/or Fitch shall not make such rating available, the rate shall be determined by reference to equivalent ratings issued by a substitute rating agency. In the case of a special rate period, (1) the maximum applicable rate will be specified by the Fund in the notice of special rate period for such dividend payment period,
(2) the applicable percentage and applicable spread will be determined on the date two business days before the first day of such special rate period, and
(3) the reference rate will be the applicable LIBOR Rate (for a dividend period of fewer than 365 days) or the Treasury Index Rate (as defined below) (for a dividend period of 365 days or more).

                                                                 APPLICABLE   APPLICABLE
                 MOODY'S CREDIT RATING   FITCH'S CREDIT RATING   PERCENTAGE     SPREAD
                 ---------------------   ---------------------   ----------   ----------
                          Aaa                     AAA               125%       125 bps
                      Aa3 to Aa1              AA- to AA+            150%       150 bps
                       A3 to A1                A- to A+             200%       200 bps
                     Baa3 to Baa1            BBB- to BBB+           250%       250 bps
                     Ba1 and below            Below BBB-            300%       300 bps

          The Fund will take all reasonable action necessary to enable Moody's and Fitch to provide ratings for each series of Preferred Shares. If such ratings are not made available by Moody's or Fitch, the Fund, after consultation with the Underwriters or their affiliates and successors, will select one or more other rating agencies to act as substitute rating agencies.

          The "LIBOR Rate" is the applicable London Inter-Bank Offered Rate for deposits in U.S. dollars for the period most closely approximating the applicable rate period for a series of Preferred Shares. For a more detailed description, please see the Second Amended and Restated Bylaws.

          The "Treasury Index Rate" is the average yield to maturity for certain U.S. Treasury securities having substantially the same length to maturity as the applicable rate period for a series of Preferred Shares. For a more detailed description, please see the Second Amended and Restated Bylaws.

          Assuming the Fund maintains an Aaa/AAA rating on the Preferred Shares, the practical effect of the different methods used to calculate the maximum applicable rate is shown in the table below:

                                    MAXIMUM APPLICABLE RATE
                                     USING THE APPLICABLE       MAXIMUM APPLICABLE RATE            METHOD USED TO DETERMINE THE
           REFERENCE RATE                 PERCENTAGE           USING THE APPLICABLE SPREAD          MAXIMUM APPLICABLE RATE
           --------------           -----------------------    ---------------------------         ----------------------------
                 1%                          1.25%                       2.25%                               Spread
                 2%                          2.50%                       3.25%                               Spread
                 3%                          3.75%                       4.25%                               Spread
                 4%                          5.00%                       5.25%                               Spread
                 5%                          6.25%                       6.25%                               Either
                 6%                          7.50%                       7.25%                             Percentage

          Prior to 12:00 noon, New York City time, on each dividend payment date, the Fund is required to deposit with the auction agent sufficient funds for the payment of declared dividends. As specified in the Second Amended and Restated Bylaws, auctions will generally not be held if the Fund fails to make such deposit. In such a situation, dividends for the next dividend period would normally be paid at the maximum applicable rate. The Fund does not intend to establish any reserves for the payment of dividends.

          The Board of Trustees, after consultation with the Broker-Dealers, may adjust upward but not downward the applicable percentage or the applicable spread, which may have the effect of increasing the maximum applicable rate, without the vote or consent of the holders of Preferred Shares, including each series, or any other shareholder of the Fund, but only with confirmation from each rating agency then rating the Preferred Shares that such action will not impair such agency's then-current rating of the Preferred Shares, provided that immediately following any such increase the Fund could meet the Preferred Shares Basic Maintenance Amount test discussed below under "--Rating Agency Guidelines and Asset Coverage."

          RESTRICTIONS ON DIVIDENDS AND OTHER DISTRIBUTIONS. While the Preferred Shares are outstanding, the Fund generally may not declare, pay or set apart for payment, any dividend or other distribution in respect of its common shares (other than in additional common shares or rights to purchase common shares). In addition, the Fund generally may not call for redemption or redeem any of its common shares (except by conversion into or exchange for shares of the Fund ranking junior to the Preferred Shares as to the payment of dividends and the distribution of assets on liquidation). However, the Fund is not confined by the above restrictions if:

          - immediately after such transaction, (i) the discounted value of the Fund's portfolio (i.e., the aggregate value of the Fund's portfolio according to criteria set forth by each rating agency then rating the Preferred Shares) would be equal to or greater than the Preferred Shares Basic Maintenance Amount, and (ii) the 1940 Act Preferred Shares Asset Coverage would be satisfied (see " -- Rating Agency Guidelines and Asset Coverage" below);

          - full cumulative dividends on each series of Preferred Shares due on or prior to the Fund's most recently ended dividend period have been paid or have been declared and sufficient funds for the payment thereof have been deposited with the auction agent; and

          - the Fund has redeemed the full number of Preferred Shares required to be redeemed by any provision for mandatory redemption.

          The Fund generally will not declare, pay or set apart for payment any dividend on any class or series of shares of the Fund ranking, as to the payment of dividends, on a parity with the Preferred Shares unless the Fund has declared and paid in full cumulative or the same proportionate share of dividends on the Preferred Shares through the most recent dividend payment date. When the Fund has not paid dividends in full upon a series of the Preferred Shares through the most recent dividend payment date or upon any class or series of shares of the Fund ranking, as to the payment of dividends, on a parity with such series of Preferred Shares through their most recent respective dividend payment dates, the amount of dividends declared per share on such series of Preferred Shares and such other class or series of shares will in all cases bear to each other the same ratio that accumulated dividends per share on such series of Preferred Shares and such other class or series of shares bear to each other.

          DESIGNATION OF SPECIAL RATE PERIODS. The Fund may, in certain situations, declare a special rate period on the Preferred Shares. To declare a special rate period, the Fund will give notice (a "notice of special rate period") to the auction agent and to each Broker-Dealer. The notice will request that the next succeeding rate period for the Preferred Shares be a number of days evenly divisible by seven and not to exceed five years as specified in such notice. The Fund may not request a special rate period unless sufficient clearing bids for the Preferred Shares were made in the most recent auction. In addition, full cumulative dividends and any amounts due with respect to mandatory redemptions or optional redemptions must be paid in full or deposited with the auction agent. The Fund also must have received confirmation from Moody's and Fitch or any substitute rating agency that the proposed special rate period will not impair such agency's then-current rating of the Preferred Shares. The Fund may provide that, in order to redeem Preferred Shares at the Fund's option during a special rate period, the Fund must pay to holders of the Preferred Shares a "redemption premium" in addition to the redemption price per share of $25,000, plus an amount equal to the accumulated but unpaid dividends. A notice of special rate period will specify whether the shares of a particular series of Preferred Shares will be subject to optional redemption during such special rate period and, if so, the redemption premium, if any, required to be paid by the Fund in connection with such optional redemption. Depending on market conditions, the Fund intends to declare a special rate period with respect to Series __ Preferred Shares and Series __ Preferred Shares shortly after the issuance of the Preferred Shares. The length of such special rate period will be determined based on factors including but not limited to interest rate levels at such time.

          The Fund's declaration of a special rate period may affect the liquidity of your investment. A special rate period would be longer than a regular rate period, and you would be unable to sell Preferred Shares in an auction for a corresponding longer period of time. If you sell your Preferred Shares between auctions, you may receive less than the price you paid for them, especially when market interest rates have risen. The risks described in this paragraph will become greater as the length of the special rate period increases.

VOTING RIGHTS

          Except as otherwise described in this prospectus and in the Statement of Additional Information or as otherwise set forth in the Declaration or the Bylaws or required by law, holders of Preferred Shares will have equal voting rights with Common Shareholders and holders of any other preferred shares of the Fund (each class having one vote per share) and will vote together with Common Shareholders and any other preferred shares as a single class.

          Holders of outstanding preferred shares of the Fund, including Preferred Shares, voting as a separate class, are entitled to elect two of the Fund's Trustees. The remaining Trustees are elected by Common Shareholders and holders of preferred shares, including Preferred Shares, voting together as a single class. In addition, if at any time dividends (whether or not earned or declared) on any outstanding preferred shares of the Fund, including Preferred Shares, are due and unpaid in an amount equal to two full years of dividends, and sufficient cash or specified securities have not been deposited with the auction agent for the payment of such dividends, the sole remedy of holders of the outstanding preferred shares of the Fund is that the number of Trustees constituting the Trustees will be automatically increased by the smallest number that, when added to the two Trustees elected exclusively by the holders of preferred shares as described above, would constitute a majority of the Trustees. The holders of preferred shares of the Fund will be entitled to elect such Trustees at a special meeting of holders of preferred shares held as soon as practicable and at all subsequent meetings at which Trustees are to be elected. The terms of office of the persons who are Trustees at the time of that election will continue. If the Fund thereafter pays in full (or otherwise provides for) all dividends payable on all outstanding preferred shares of the Fund, the special voting rights stated above will cease and the terms of office of the additional Trustees elected by the holders of the preferred shares will automatically terminate.

          Unless a higher percentage is provided for under the Declaration or the Bylaws or applicable law, the Fund will not, without the affirmative vote or consent of the holders of at least a majority (as defined in the 1940 Act) of the Preferred Shares outstanding at the time (voting together as a separate class), except as noted below:

     (a) authorize, create or issue any class or series of shares ranking prior to or on a parity with the Preferred Shares with respect to payment of dividends or the distribution of assets on liquidation, or authorize, create or issue additional shares of Preferred Shares, unless, in each case, the Fund obtains written confirmation from Moody's (if Moody's is then rating Preferred Shares) or Fitch (if Fitch is then rating Preferred Shares) that such authorization, creation or issuance would not impair the rating then assigned by such rating agency to the Preferred Shares, in which case the vote or consent of the holders of the Preferred Shares is not required;

     (b) amend, alter or repeal the provisions of the Second Amended and Restated Bylaws if such amendment, alteration or repeal would affect adversely the preferences, rights or powers expressly set forth in the Declaration or the Bylaws of holders of a series of Preferred Shares; or

     (c) authorize the Fund's conversion from a closed-end to an open-end investment company.

          For purposes of the foregoing, no matter shall be deemed adversely to affect any preference, right or power of a holder of Preferred Shares unless such matter (i) adversely alters or abolishes any preferential right of the Preferred Shares; (ii) creates, adversely alters or abolishes any right in respect of redemption of such shares; or (iii) creates or adversely alters (other than to abolish) any restriction on transfer applicable to such shares. To the extent not prohibited by the Declaration, the Bylaws or applicable law, if any action with respect to which holders of Preferred Shares are granted voting rights under the Second Amended and Restated Bylaws would adversely affect the rights of one or more series of Preferred Shares in a manner different from any other series of Preferred Shares, the Fund will not approve any such action without the affirmative vote or consent of the holders of at least a majority (as defined in the 1940 Act) of the outstanding shares of each such affected series (each such affected series voting separately as a class). The vote of holders of any series described in this paragraph will in each case be in addition to a separate vote of the requisite percentage, if any, of common shares and/or preferred shares necessary to authorize the action in question.

          Unless a higher percentage is provided for under the Declaration or the Bylaws or applicable law, the affirmative vote of the holders of a majority (as defined in the 1940 Act) of the outstanding Preferred Shares, voting together as a single class, will be required to approve any plan of reorganization (including bankruptcy proceedings) adversely affecting such shares or any action requiring a vote of security holders under Section 13(a) of the 1940 Act, including, among other things, changes in the Fund's investment restrictions designated as fundamental under "Investment Restrictions" in the Statement of Additional Information and changes in the Fund's subclassification as a closed-end investment company. However, to the extent permitted by applicable law, no vote of Common Shareholders, either separately or together with holders of preferred shares as a single class, is necessary to take the actions contemplated by (a) and (b) above.

          The foregoing voting provisions will not apply with respect to Preferred Shares if, at or prior to the time when a vote is required, such shares have been (i) redeemed or (ii) called for redemption and sufficient funds have been deposited in trust to effect such redemption.

          If a series of preferred shares other than the Preferred Shares is issued in the future, it is anticipated that such series would have voting rights comparable to those described above.

RATING AGENCY GUIDELINES AND ASSET COVERAGE

          In connection with the Fund's receipt of a rating of "Aaa" from Moody's and a rating of "AAA" from Fitch with respect to the Preferred Shares, the Fund is required to maintain assets having in the aggregate a discounted value at least equal to the Preferred Shares Basic Maintenance Amount. The Preferred Shares Basic Maintenance Amount includes the sum of (a) the aggregate liquidation preference of the preferred shares then outstanding (including the Preferred Shares) and (b) certain accrued and projected payment obligations of the Fund, including without limitation any accrued and projected dividends on the preferred shares then outstanding (including the Preferred Shares).

          Moody's and Fitch have each established separate guidelines for calculating discounted value. These guidelines specify discount factors that the Fund must apply to various types of securities in its portfolio for purposes of calculating whether the discounted value of the Fund's assets equals the Preferred Shares Basic Maintenance Amount (with the level of discount generally becoming greater as the credit quality of a security becomes lower). In addition, under the guidelines, certain types of securities (including securities in which the Fund may otherwise invest) are not eligible for inclusion in the calculation of the discounted value of the Fund's portfolio. Such ineligible securities may include, for example, certain privately placed debt securities (other than Rule 144A securities) and debt securities of certain non-U.S. issuers. Accordingly, although the Fund may invest in such securities to the extent set forth herein, it is currently anticipated that they will not constitute a significant portion of the Fund's portfolio under normal circumstances. The rating agency guidelines for calculating discounted value do not impose any limitations on the percentage of the Fund's assets that may be invested in ineligible assets, and the amount of ineligible assets included in the Fund's portfolio at any time may vary depending upon the rating, diversification and other characteristics of the eligible assets included in the portfolio.

          In addition, the Fund is required by the 1940 Act, as well as by the rating agency guidelines, to maintain asset coverage of at least 200% with respect to senior securities that are equity securities, including the Preferred Shares ("1940 Act Preferred Shares Asset Coverage"). The Fund's 1940 Act Preferred Shares Asset Coverage is tested as of the last business day of each month in which any senior equity securities are outstanding. The minimum required 1940 Act Preferred Shares Asset Coverage amount of 200% may be increased or decreased if the 1940 Act is amended. Based on the composition of the portfolio of the Fund and market conditions as of ________, 2003, the 1940 Act Preferred Shares Asset Coverage with respect to all of the Fund's preferred shares, assuming the issuance on that date of all Preferred Shares offered hereby and giving effect to the deduction of the related offering costs and sales load estimated at $________, would have been computed as follows:

           Value of Fund assets less liabilities not
                constituting senior securities           =      $      =  ____%
        -----------------------------------------------     ---------
          Senior securities representing indebtedness           $
                              plus
           liquidation value of the preferred shares

          In the event the Fund does not timely cure a failure to maintain (a) a discounted value of its portfolio equal to the Preferred Shares Basic Maintenance Amount or (b) the 1940 Act Preferred Shares Asset Coverage, in each case in accordance with the requirements of the rating agency or agencies then rating the Preferred Shares, the Fund will be required to redeem Preferred Shares as described under "--Redemption--Mandatory Redemption" below.

          In addition to the requirements described above, the rating agency guidelines impose restrictions on the Fund's use of certain financial instruments or investment techniques that the Fund might otherwise utilize. For example, the guidelines limit the use of certain hedging transactions such as futures contracts and options. The guidelines also limit the use of certain other investment techniques, including borrowing of money, short sales, loans of portfolio securities, and reverse repurchase agreements. For a complete description of such restrictions, see the Second Amended and Restated Bylaws, which are attached as Appendix C to the Fund's Statement of Additional Information.

          The Fund may, but is not required to, adopt any modifications to the guidelines that may be established by Moody's or Fitch. Failure to adopt any such modifications, however, may result in a change in the ratings described above or a withdrawal of ratings altogether. In addition, any rating agency providing a rating for the Preferred Shares may, at any time, change or withdraw any such rating. The Trustees may, without shareholder approval, amend, alter or repeal any or all of the definitions and related provisions that have been adopted by the Fund pursuant to the rating agency guidelines in the event the Fund receives written confirmation from Moody's or Fitch, as the case may be, that any such amendment, alteration or repeal would not impair the rating then assigned to the Preferred Shares.

          As recently described by Moody's and Fitch, a preferred stock rating is an assessment of the capacity and willingness of an issuer to pay preferred stock obligations. The rating on the Preferred Shares is not a recommendation to purchase, hold or sell those shares, inasmuch as the rating does not comment as to market price or suitability for a particular investor. The rating agency guidelines described above also do not address the likelihood that an owner of Preferred Shares will be able to sell such shares in an auction or otherwise. The ratings are based on current information furnished to Moody's and Fitch by the Fund and Western Asset and information obtained from other sources. The ratings may be changed, suspended or withdrawn as a result of changes in, or the unavailability of, such information. The Fund's common shares have not been rated by a nationally recognized statistical rating organization.

          A rating agency's guidelines will apply to the Preferred Shares only so long as the rating agency is rating the shares. The Fund will pay certain fees to Moody's and Fitch for rating the Preferred Shares. A more detailed description of how Moody's and Fitch calculate discounted value and the other limitations imposed by the rating agencies is contained in the Second Amended and Restated Bylaws, which are attached as Appendix C to the Fund's Statement of Additional Information.

LIQUIDATION

          Subject to the rights of holders of any series or class or classes of shares ranking on a parity with Preferred Shares with respect to the distribution of assets upon liquidation of the Fund, upon a liquidation of the Fund (whether voluntary or involuntary), the holders of Preferred Shares then outstanding will be entitled to receive and to be paid, out of the assets of the Fund available for distribution to its shareholders, before any payment or distribution will be made on the common shares or any other class of shares of the Fund ranking junior to the Preferred Shares, an amount equal to the liquidation preference with respect to such Preferred Shares ($25,000 per share), plus an amount equal to all dividends thereon (whether or not earned or declared by the Fund, but excluding the interest thereon) accumulated but unpaid to (but not including) the date of final distribution in same-day funds in connection with the liquidation of the Fund. If such assets of the Fund are insufficient to make the full liquidation payment on the outstanding Preferred Shares, no distribution shall be made on any shares of any other class or series of preferred shares ranking on a parity with the Preferred Shares with respect to the distribution of assets upon such liquidation unless proportionate distributive amounts shall be paid on the Preferred Shares, ratably, in proportion to the full distributable amounts for which holders of all such parity shares are respectively entitled upon such liquidation. After the payment to the holders of Preferred Shares of the full preferential amounts provided for as described herein, the holders of Preferred Shares as such will have no right or claim to any of the remaining assets of the Fund.

          For purposes of the foregoing paragraph, a liquidation of the Fund does not include:

          - the sale of all or any portion of the property or business of the Fund;

          - the merger or consolidation of the Fund into or with any business trust or other entity; or

          - the merger or consolidation of any business trust or other entity into or with the Fund.

REDEMPTION

          MANDATORY REDEMPTION. The Fund is required to maintain (a) a discounted value of eligible portfolio securities equal to the Preferred Shares Basic Maintenance Amount and (b) the 1940 Act Preferred Shares Asset Coverage. Eligible portfolio securities for the purposes of (a) above will be determined from time to time by the rating agencies then rating the Preferred Shares. If the Fund fails to maintain such asset coverage amounts and does not timely cure such failure in accordance with the requirements of the rating agencies that rate the Preferred Shares, the Fund must redeem all or a portion of the Preferred Shares. This mandatory redemption will take place on a date that the Trustees specify out of legally available funds in accordance with the Declaration, the Bylaws and applicable law, at the redemption price of $25,000 per share, plus accumulated but unpaid dividends (whether or not earned or declared) to (but not including) the date fixed for redemption. In determining the number of Preferred Shares required to be redeemed in accordance with the foregoing, the Fund will allocate the number of shares required to be redeemed to satisfy the Preferred Shares Basic Maintenance Amount or the 1940 Act Preferred Shares Asset Coverage, as the case may be, pro rata among the Preferred Shares and any other preferred shares of the Fund subject to redemption or retirement. The mandatory redemption will be limited to the number of Preferred Shares and any other preferred shares necessary to restore the required discounted value or the 1940 Act Preferred Shares Asset Coverage, as the case may be.

          OPTIONAL REDEMPTION. The Fund, at its option, may redeem the Preferred Shares, in whole or in part, out of legally available funds. Any optional redemption will occur on a dividend payment date at the optional redemption price per share of $25,000, plus an amount equal to accumulated but unpaid dividends (whether or not earned or declared) to (but not including) the date fixed for redemption, plus the premium, if any, specified in a special redemption provision. No Preferred Shares may be redeemed if the redemption would cause the Fund to violate the 1940 Act. The Fund has the authority to redeem the Preferred Shares for any reason and may redeem all or part of the outstanding Preferred Shares if it anticipates that the Fund's leveraged capital structure will result in a lower rate of return to Common Shareholders for any significant period of time than that obtainable if the common shares were unleveraged. The Fund may exercise such redemption option as to any series of Preferred Shares and as to some or all of the shares of each series, subject to certain limitations. The optional redemption of shares of a series will, if less than all the shares of a series are redeemed, be made on a pro rata basis.

          The Fund will not make any optional redemption unless (i) the Fund has available certain deposit securities with maturities or tender dates not later than the day preceding the applicable redemption date and having a value not less than the amount (including any applicable premium) due to holders of the Preferred Shares by reason of the redemption of the Preferred Shares on such date fixed for the redemption and (ii) the Fund has eligible assets with an aggregate discounted value at least equal to the Preferred Shares Basic Maintenance Amount (both before and after giving effect to such redemption).

          Notwithstanding the foregoing, if unpaid dividends exist with respect to shares of a series of Preferred Shares (whether or not earned or declared), no shares of such series shall be redeemed (by either mandatory redemption or optional redemption) unless all outstanding shares of such series are simultaneously redeemed; provided, however, that this limitation will not apply to an otherwise lawful purchase or exchange offer made on the same terms to the holders of all outstanding shares of such series.

          Although the Preferred Shares are subject to redemption under certain circumstances as described above and under "--Mandatory Redemption," the Preferred Shares may not be redeemed at a shareholder's option at net asset value, unlike the shares of an open-end mutual fund.

                                   THE AUCTION

GENERAL

          Under the Second Amended and Restated Bylaws, the applicable rate for the Preferred Shares for each rate period after the initial rate period will generally be the rate that results from an auction conducted as set forth in the Second Amended and Restated Bylaws and summarized below. In such an auction, persons determine to hold or offer to sell Preferred Shares regardless of the rate set by the auction or offer to purchase or sell Preferred Shares based on specific dividend rates bid by them. See the Second Amended and Restated Bylaws for a more complete description of the auction process.

          AUCTION AGENCY AGREEMENT. The Fund will enter into an auction agency agreement with the auction agent (currently, ______________) which provides, among other things, that the auction agent will follow the auction procedures set forth in the Second Amended and Restated Bylaws to determine the applicable rate for Preferred Shares so long as the applicable rate for Preferred Shares is to be based on the results of an auction.

          The auction agent may terminate the auction agency agreement upon notice to the Fund no earlier than 60 days after such notice (30 days after such notice, if the auction agent has not been paid). If the auction agent should resign, the Fund will attempt to appoint another qualified institution to act as auction agent. The Fund may remove the auction agent provided that prior to such removal the Fund has entered into an agreement with a successor auction agent to perform substantially similar services.

          BROKER-DEALER AGREEMENTS. Each auction requires the participation of one or more Broker-Dealers. The auction agent will enter into agreements with one or more Broker-Dealers selected by the Fund that provide for the participation of those Broker-Dealers in auctions for Preferred Shares ("Broker-Dealer Agreements").

          The auction agent will pay to each Broker-Dealer after each auction, from funds provided by the Fund, a service charge that will generally be at the annual rate of 1/4 of 1% of the stated value ($25,000 per share) of the Preferred Shares held by a Broker-Dealer's customers upon settlement in an auction.

          The Fund may request the auction agent to terminate one or more Broker-Dealer Agreements at any time upon five days' notice, provided that at least one Broker-Dealer Agreement is in effect after such termination.

AUCTION PROCEDURES

          Prior to the submission deadline on each auction date for the Preferred Shares, each customer of a Broker-Dealer who is listed on the records of that Broker-Dealer (or, if applicable, the auction agent) as a beneficial owner of Preferred Shares may submit the following types of orders with respect to Preferred Shares to that Broker-Dealer:

          1. Hold Order -- indicating its desire to hold Preferred Shares without regard to the applicable rate for shares of such series for the next rate period.

          2. Bid -- indicating its desire to purchase or hold the indicated number of Preferred Shares at $25,000 per share if the applicable rate for shares of such series for the next rate period is not less than the rate specified in the bid. A bid order by an existing holder will be deemed an irrevocable offer to sell Preferred Shares at $25,000 per share if the applicable rate for shares of such series for the next rate period is less than the rate specified in the bid.

          3. Sell Order -- indicating its desire to sell Preferred Shares at $25,000 per share without regard to the applicable rate for shares of such series for the next rate period.

          A beneficial owner of Preferred Shares may submit different types of orders to its Broker-Dealer with respect to different Preferred Shares then held by the beneficial owner. A beneficial owner that submits a bid to its Broker-Dealer having a rate higher than the maximum applicable rate on the auction date will be treated as having submitted a sell order to its Broker-Dealer. A beneficial owner that fails to submit an order to its Broker-Dealer will ordinarily be deemed to have submitted a hold order to its Broker-Dealer. However, if a beneficial owner fails to submit an order for some or all of its shares to its Broker-Dealer for an auction relating to a rate period of more than 91 days, such beneficial owner will be deemed to have submitted a sell order for such shares to its Broker-Dealer. A sell order constitutes an irrevocable offer to sell the Preferred Shares subject to the sell order. A beneficial owner that offers to become the beneficial owner of additional Preferred Shares is, for the purposes of such offer, a potential holder as discussed below.

          A potential holder is either a customer of a Broker-Dealer that is not a beneficial owner of Preferred Shares but that wishes to purchase Preferred Shares or a beneficial owner that wishes to purchase additional Preferred Shares. A potential holder may submit bids to its Broker-Dealer in which it offers to purchase Preferred Shares at $25,000 per share if the applicable rate for the next rate period is not less than the rate specified in such bid. A bid placed by a potential holder specifying a rate higher than the maximum applicable rate on the auction date will not be accepted.

          The Broker-Dealers in turn will submit the orders of their respective customers who are beneficial owners and potential holders to the auction agent. Unless otherwise permitted by the Fund, the Broker-Dealers will designate themselves as existing holders of shares subject to orders submitted or deemed submitted to them by beneficial owners. They will also designate themselves as potential holders of shares subject to orders submitted to them by potential holders. However, neither the Fund nor the auction agent will be responsible for a Broker-Dealer's failure to comply with these procedures. Any order placed with the auction agent by a Broker-Dealer as or on behalf of an existing holder or a potential holder will be treated the same way as an order placed with a Broker-Dealer by a beneficial owner or potential holder. Similarly, any failure by a Broker-Dealer to submit to the auction agent an order for any Preferred Shares held by it or customers who are beneficial owners will be treated as a beneficial owner's failure to submit to its Broker-Dealer an order in respect of Preferred Shares held by it. A Broker-Dealer may also submit orders to the auction agent for its own account as an existing holder or potential holder, provided that it is not an affiliate of the Fund.

          There are sufficient clearing bids in an auction if the number of shares of a series of Preferred Shares subject to bids submitted or deemed submitted to the auction agent by Broker-Dealers for potential holders with rates equal to or lower than the maximum applicable rate for shares of such series is at least equal to the sum of the number of applicable Preferred Shares subject to sell orders submitted or deemed submitted to the auction agent by Broker-Dealers for existing holders and the number of applicable

Preferred Shares subject to bids specifying rates higher than the maximum applicable rate for shares of such series submitted or deemed submitted to the auction agent by Broker-Dealers for existing holders. If there are sufficient clearing bids, the applicable rate for the relevant Preferred Shares for the next succeeding rate period thereof will be the lowest rate specified in the submitted bids that, taking into account such rate and all lower rates bid by Broker-Dealers as or on behalf of existing holders and potential holders, would result in such existing holders and potential holders owning the relevant Preferred Shares available for purchase in the auction.

          If there are not sufficient clearing bids, the applicable rate for the next rate period will be the maximum applicable rate on the auction date. If there are not sufficient clearing bids, beneficial owners of Preferred Shares that have submitted or are deemed to have submitted sell orders may not be able to sell in the auction all shares subject to such sell orders. If all of the applicable outstanding Preferred Shares are the subject of submitted hold orders, then the rate period following the auction will automatically be the same length as the preceding rate period and the applicable rate for the next rate period will be 80% of the reference rate (i.e., 80% of the applicable LIBOR Rate (for a rate period of fewer than 365 days) or Treasury Index Rate (for a rate period of 365 days or more)) for the Preferred Shares.

          The auction procedures include a pro rata allocation of shares for purchase and sale, which may result in an existing holder continuing to hold or selling, or a potential holder purchasing, a number of Preferred Shares that is different from the number of shares specified in its order. To the extent the allocation procedures have that result, Broker-Dealers that have designated themselves as existing holders or potential holders in respect of customer orders will be required to make appropriate pro rata allocations among their respective customers.

          Settlement of purchases and sales will be made on the next business day (which is also a dividend payment date) after the auction date through DTC. Purchasers will make payment through their Agent Members in same-day funds to DTC against delivery to their respective Agent Members. DTC will make payment to the sellers' Agent Members in accordance with DTC's normal procedures, which currently provide for payment against delivery by their Agent Members in same-day funds.

          The auctions for Preferred Shares will normally be held every seven days, and each subsequent rate period will normally begin on the following business day.

          The first auction for the Series M Preferred Shares will be held on __________, 2003, the business day preceding the dividend payment date for the initial dividend period. Thereafter, except during special rate periods, auctions for the Series M Preferred Shares normally will be held every seven days thereafter, and each subsequent dividend period for the Series M Preferred Shares normally will begin on the following business day.

          The first auction for the Series T Preferred Shares will be held on __________, 2003, the business day preceding the dividend payment date for the initial dividend period. Thereafter, except during special rate periods, auctions for the Series T Preferred Shares normally will be held every seven days thereafter, and each subsequent dividend period for the Series T Preferred Shares normally will begin on the following business day.

          The first auction for the Series W Preferred Shares will be held on __________, 2003, the business day preceding the dividend payment date for the initial dividend period. Thereafter, except during special rate periods, auctions for the Series W Preferred Shares normally will be held every seven days thereafter, and each subsequent dividend period for the Series W Preferred Shares normally will begin on the following business day.

          The first auction for the Series TH Preferred Shares will be held on __________, 2003, the business day preceding the dividend payment date for the initial dividend period. Thereafter, except during special rate periods, auctions for the Series TH Preferred Shares normally will be held every seven days thereafter, and each subsequent dividend period for the Series TH Preferred Shares normally will begin on the following business day.

          The first auction for the Series F Preferred Shares will be held on __________, 2003, the business day preceding the dividend payment date for the initial dividend period. Thereafter, except during special rate periods, auctions for the Series F Preferred Shares normally will be held every seven days thereafter, and each subsequent dividend period for the Series F Preferred Shares normally will begin on the following business day.

          If an auction date is not a business day because the New York Stock Exchange is closed for business due to an act of God, natural disaster, act of war, civil or military disturbance, act of terrorism, sabotage, riots or a loss or malfunction of utilities or communications services, or if the auction agent is not able to conduct an auction in accordance with the auction procedures for any such reason, then the dividend rate for the next dividend period will be the dividend rate determined on the previous auction date.

          If a dividend payment date is not a business day because the New York Stock Exchange is closed for business due to an act of God, natural disaster, act of war, civil or military disturbance, act of terrorism, sabotage, riots or a loss or malfunction of utilities or communications services, or the dividend payable on such date can not be paid for any such reason, then:

          - the dividend payment date for the affected dividend period will be the next business day on which the Fund and its paying agent, if any, are able to cause the dividend to be paid using their reasonable best efforts;

          - the affected dividend period will end on the day it would have ended had such event not occurred and the dividend payment date had remained the scheduled date; and

          - the next dividend period will begin and end on the dates it would have begun and ended had such event not occurred and the dividend payment date had remained the scheduled date.

          The following is a simplified example of how a typical auction works. Assume that the Fund has 1,000 outstanding Preferred Shares of a series and three current holders. The three current holders and three potential holders submit orders through broker-dealers at the auction:

          Current Holder A     Owns 500 shares, wants to sell all 500     Bid order of 2.1% rate for
                               shares if auction rate is less than 2.1%   all 500 Shares

          Current Holder B     Owns 300 shares, wants to hold             Hold order--will take the
                                                                          auction rate

          Current Holder C     Owns 200 shares, wants to sell all 200     Bid order of 1.9% rate for
                               shares if auction rate is less than 1.9%   all 200 shares

          Potential Holder D   Wants to buy 200 shares                    Places order to buy 200
                                                                          shares at or above 2.0%

          Potential Holder E   Wants to buy 300 shares                    Places order to buy 300
                                                                          shares at or above 1.9%

          Potential Holder F   Wants to buy 200 shares                    Places order to buy 200
                                                                          shares at or above 2.1%

          The lowest dividend rate that will result in all 1,000 Preferred Shares continuing to be held is 2.0% (the offer by D). Therefore, the dividend rate will be 2.0%. Current holders B and C will continue to own their shares. Current holder A will sell its shares because A's dividend rate bid was higher than the dividend rate. Potential holder D will buy 200 shares and potential holder E will buy 300 shares because their bid rates were at or below the dividend rate. Potential holder F will not buy any shares because its bid rate was above the dividend rate.

          The dividend rates used in the example above are hypothetical, and are not necessarily indicative of the rates that may be payable on the Preferred Shares at any given time.

          For further description of the auction procedures, please see the Second Amended and Restated Bylaws, which are attached as Appendix C to the Statement of Additional Information.

SECONDARY MARKET TRADING AND TRANSFER OF PREFERRED SHARES

          The Underwriters are not required to make a market in the Preferred Shares. The Broker-Dealers (including the Underwriters) may maintain a secondary trading market for the Preferred Shares outside of auctions, but they are not required to do so. There can be no assurance that a secondary trading market for Preferred Shares will develop or, if it does develop, that it will provide holders of Preferred Shares with liquidity of investment. Preferred Shares will not be registered on any stock exchange or on the NASDAQ market. Investors who purchase Preferred Shares in an auction (particularly if the Fund has declared a special rate period) should note that, because the dividend rate on such shares will be fixed for the length of that dividend period, the value of such shares may fluctuate in response to the changes in interest rates, and may be more or less than their original cost if sold on the open market in advance of the next auction thereof, depending on market conditions.

          You may sell, transfer, or otherwise dispose of Preferred Shares only in whole shares and only:

               - pursuant to a bid or sell order placed with the auction agent in accordance with the auction procedures;

               -    to a Broker-Dealer; or

               - to such other persons as may be permitted by the Fund; provided, however, that (x) if you hold your Preferred Shares in the name of a Broker-Dealer, a sale or transfer of your Preferred Shares to that Broker-Dealer, or to another customer of that Broker-Dealer, will not be considered a sale or transfer for purposes of the foregoing limitation if that Broker-Dealer remains the existing holder of the Preferred Shares immediately after the transaction; and (y) in the case of all transfers, other than through an auction, the Broker-Dealer (or other person, if the Fund permits) receiving the transfer will advise the auction agent of the transfer.

                                 NET ASSET VALUE

          Net asset value per common share will be determined for the Fund as of the close of regular trading on the New York Stock Exchange on each day the New York Stock Exchange is open. In the event that it is not practicable to calculate the Fund's net asset value on any business day for which a calculation is required, the Fund's net asset value for that day may be calculated subsequently. The New York Stock Exchange is normally closed on all national holidays and Good Friday. To calculate the Fund's net asset value per common share, the Fund's assets are valued and totaled, liabilities are subtracted, and the resulting net assets are divided by the number of common shares outstanding.

          Portfolio securities and other assets for which market quotations are readily available are valued at current market value as determined by pricing services, broker-dealer quotations or other approved methods. Securities with remaining maturities of 60 days or less are generally valued at amortized cost. Unless certain unusual circumstances occur (including those described in the following paragraph), fixed income securities for which daily market quotations are not readily available will, to the extent appropriate under the circumstances, be valued with reference to fixed income securities whose prices are more readily available and whose durations are comparable to those of the securities being valued.

          Other assets and securities for which no quotations are readily available are valued at fair value as determined in good faith by the Trustees or persons acting at their direction. Because of time zone differences, non-U.S. exchanges and securities markets will usually be closed prior to the time of the closing of the New York Stock Exchange. The principal markets for fixed income securities also generally close prior to the close of the New York Stock Exchange. Consequently, values of non-U.S. investments and fixed income securities will be determined as of the earlier closing of such exchanges and markets. However, events affecting the values of such non-U.S. investments and fixed income securities may occasionally occur between the earlier closings of such exchanges and markets and the closing of the New York Stock Exchange that will not be reflected in the computation of the net asset value. If an event that is likely materially to affect the value of such investments occurs during such period, then such investments may be valued at fair value as determined in good faith by the Trustees or persons acting at their direction.

                        DESCRIPTION OF CAPITAL STRUCTURE

          The Fund is an unincorporated business trust established under the laws of The Commonwealth of Massachusetts by the Declaration. The Declaration provides that the Trustees of the Fund may authorize separate classes of shares of beneficial interest. The Declaration authorizes an unlimited number of common shares of beneficial interest, and the Trustees have authorized ________ preferred shares of beneficial interest. Preferred shares (such as the Preferred Shares) may be issued in one or more series, with such par value and with such rights as determined by the Board of Trustees, by action of the Board of Trustees without the approval of the Common Shareholders. For a description of the Preferred Shares, see "Description of Preferred Shares." The following table shows the number of (i) shares authorized and (ii) shares outstanding, for each class of authorized securities of the Fund as of ___________, 2003.

                                      NUMBER      NUMBER HELD BY OR FOR      NUMBER
     TITLE OF CLASS                 AUTHORIZED   THE ACCOUNT OF THE FUND   OUTSTANDING
     --------------                 ----------   -----------------------   -----------
     Common Shares                  Unlimited              0                [_______]
     Preferred Shares
       Series M Preferred Shares      ______               0                    0
       Series T Preferred Shares      ______               0                    0
       Series W Preferred Shares      ______               0                    0
       Series TH Preferred Shares     ______               0                    0
       Series F Preferred Shares      ______               0                    0

          Common Shareholders are entitled to share equally in dividends declared by the Board of Trustees payable to Common Shareholders and in the net assets of the Fund available for distribution to Common Shareholders after payment of the preferential amounts payable to holders of any outstanding preferred shares of beneficial interest. Neither Common Shareholders nor holders of preferred shares have conversion rights or the right to cause the Fund to redeem their shares. Upon liquidation of the Fund, after paying or adequately providing for the payment of all liabilities of the Fund and the liquidation preference with respect to any outstanding preferred shares, and upon receipt of such releases, indemnities and refunding agreements as they deem necessary for their protection, the Trustees may distribute the remaining assets of the Fund among the Common Shareholders.

          Pursuant to the Fund's Dividend Reinvestment Plan, all Common Shareholders whose shares are registered in their own names will have all dividends, including any capital gain dividends, reinvested automatically in additional common shares by Equiserve Trust Company, N.A. as agent for the Common Shareholders, unless the Common Shareholder elects to receive cash. The Fund and Equiserve Trust Company, N.A. reserve the right to amend or terminate the Dividend Reinvestment Plan.

          Common Shareholders will vote with the holders of any outstanding Preferred Shares or other preferred shares on each matter submitted to a vote of Common Shareholders, except as described under "Description of Preferred Shares--Voting Rights" and except as otherwise required by the Declaration, the Bylaws or applicable law.

          Shareholders of each class or series are entitled to one vote for each share held. Except as provided under "Description of Preferred Shares--Voting Rights" and except as otherwise required by the Declaration, the Bylaws or applicable law, holders of preferred shares, including Preferred Shares (voting as a separate class) are entitled to elect two Trustees, and the remaining Trustees will be elected by holders of common shares and preferred shares, voting as a single class.

          So long as any Preferred Shares or any other preferred shares are outstanding, Common Shareholders will not be entitled to receive any dividends or other distributions from the Fund, unless at the time of such declaration,
(1) all accrued dividends on Preferred Shares have been paid and (2) the value of the Fund's total assets (determined after deducting the amount of such dividend or other distribution), less all liabilities and indebtedness of the Fund not represented by "senior securities" (as defined in the 1940 Act), is at least 300% of the aggregate amount of senior securities representing indebtedness (to the extent any such senior securities are outstanding) and at least 200% of the aggregate amount of any senior securities representing indebtedness plus the aggregate liquidation value of the outstanding preferred shares (expected to equal the aggregate original purchase price of the outstanding preferred shares plus any accrued and unpaid dividends thereon, whether or not earned or declared and on a cumulative basis). In addition to the requirements of the 1940 Act, the Fund is required to comply with other asset coverage requirements as a condition of the Fund obtaining a rating of the Preferred Shares from rating agencies. These requirements include an asset coverage test more stringent than under the 1940 Act. See "Description of Preferred Shares--Dividends and Rate Periods--Restrictions on Dividends and Other Distributions."

          The Fund will send unaudited reports at least semi-annually and audited financial statements annually to all of its shareholders.

          Common shares of the Fund commenced trading on the New York Stock Exchange on September 26, 2003. On ________, 2003, the net asset value per common share was $____, and the closing price per common share on the New York Stock Exchange was $____.

OTHER ISSUES RELATING TO THE PREFERRED SHARES

          Under the 1940 Act, the Fund is permitted to have outstanding more than one series of preferred shares of beneficial interest as long as no single series has priority over another series as to the distribution of assets of the Fund or the payment of dividends. Neither Common Shareholders nor holders of preferred shares have pre-emptive rights to purchase any Preferred Shares or any other preferred shares that the Fund may issue.

         ANTI-TAKEOVER AND OTHER PROVISIONS IN THE DECLARATION OF TRUST

          The Declaration includes provisions that could limit the ability of other entities or persons to acquire control of the Fund or to convert the Fund to open-end status. The Fund's Trustees are divided into three classes. At each annual meeting of shareholders, the term of one class will expire, and each Trustee elected to that class will hold office for a term of three years. The classification of the Board of Trustees in this manner could delay for an additional year the replacement of a majority of the Board of Trustees. In addition, subject to any voting powers of Common Shareholders or holders of preferred shares, the Declaration provides that a Trustee may be removed only for cause and only (1) by action of at least seventy-five percent (75%) of the outstanding shares of the classes or series of shares entitled to vote for the election of such Trustee, at a meeting called for the purpose, or (2) by at least seventy-five percent (75%) of the remaining Trustees.

          As described below, the Declaration grants special approval rights with respect to certain matters to members of the Board who qualify as "Continuing Trustees," which term means a Trustee who either (1) has been a member of the Board for a period of at least thirty-six months (or since immediately after the initial registered public offering of the Fund's common shares, if less than thirty-six months); (2) was nominated to serve as a member of the Board of Trustees by a majority of the Continuing Trustees then members of the Board; or (3) prior to the sale of the common shares pursuant to an initial public offering only, serves as a Trustee.

          The Declaration requires the affirmative vote or consent of at least seventy-five percent (75%) of the Board of Trustees and holders of at least seventy-five percent (75%) of the Fund's shares (including common and preferred shares) to authorize certain Fund transactions not in the ordinary course of business, including a merger or consolidation or sale or transfer of Fund assets, unless the transaction is authorized by both a majority of the Trustees and seventy-five percent (75%) of the Continuing Trustees (in which case shareholder authorization would not be required by the Declaration, but might be required in certain cases under the 1940 Act). The Declaration also requires the affirmative vote or consent of holders of at least seventy-five percent (75%) of each class of the Fund's shares entitled to vote on the matter to authorize a conversion of the Fund from a closed-end to an open-end investment company, unless the conversion is authorized by both a majority of the Trustees and seventy-five percent (75%) of the Continuing Trustees (in which case shareholders would have only the minimum voting rights required by the 1940 Act with respect to the conversion). In addition, the Declaration provides that the Fund may be terminated at any time by vote or consent of at least seventy-five percent (75%) of the Fund's shares or, alternatively, by vote or consent of both a majority of the Trustees and seventy-five percent (75%) of the Continuing Trustees. The Declaration also requires the approval of both a majority of the Trustees and seventy-five percent (75%) of the Continuing Trustees for certain extraordinary distributions from the Fund to shareholders. See "Anti-Takeover and Other Provisions in the Declaration of Trust" in the Statement of Additional Information for a more detailed summary of these provisions.

          The Trustees may from time to time grant other voting rights to shareholders with respect to these and other matters in the Fund's Bylaws.

          The overall effect of these provisions is to render more difficult the accomplishment of a merger or the assumption of control by a third party. They provide, however, the advantage of potentially requiring persons seeking control of the Fund to negotiate with its management regarding the price to be paid and facilitating the continuity of the Fund's investment objectives and policies. The provisions of the Declaration described above could have the effect of discouraging a third party from seeking to obtain control of the Fund in a tender offer or similar transaction. The Board of Trustees has considered the foregoing anti-takeover provisions and concluded that they are in the best interests of the Fund.

          The foregoing is intended only as a summary and is qualified in its entirety by reference to the full text of the Declaration and the Fund's Bylaws, both of which are on file with the Securities and Exchange Commission.

          Under Massachusetts law, shareholders could, in certain circumstances, be held personally liable for the obligations of the Fund. However, the Declaration contains an express disclaimer of shareholder liability for debts or obligations of the Fund and requires that notice of such limited liability be given in each agreement, obligation or instrument entered into or executed by the Fund or the Trustees. The Declaration further provides for indemnification out of the assets and property of the Fund for all loss and expense of any shareholder held personally liable for the obligations of the Fund. Thus, the risk of a shareholder incurring financial loss on account of shareholder liability is limited to circumstances in which the Fund would be unable to meet its obligations. The Fund believes that the likelihood of such circumstances is remote.

             REPURCHASE OF FUND SHARES; CONVERSION TO OPEN-END FUND

          The Fund is a closed-end investment company and as such its shareholders will not have the right to cause the Fund to redeem their shares. Common shares of a closed-end investment company frequently trade at prices lower than net asset value. The Fund's Board of Trustees will regularly monitor the relationship between the market price and net asset value of the common shares.

          If the Fund converted to an open-end company, it would be required to redeem all preferred shares (including the Preferred Shares) then outstanding (requiring in turn that it liquidate a portion of its investment portfolio), and the common shares would likely no longer be listed on the New York Stock Exchange. In contrast to a closed-end investment company, shareholders of an open-end investment company may require the company to redeem their shares at any time (except in certain circumstances as authorized by or under the 1940
Act) at their net asset value, less any redemption charge that is in effect at the time of redemption. The Fund expects that it would pay all such redemption requests in cash, but reserves the right to pay redemption requests in securities or through a combination of cash and securities. If such full or partial payment in securities were made, investors may incur brokerage costs in converting such securities to cash. The Fund reserves the right to impose a sales load on its shares if it converts into an open-end investment company. If the Fund converted into an open-end company, the differences in risks and operational requirements between closed-end and open-end investment companies could affect the Fund's ability to achieve its investment objectives. Conversion to an open-end investment company would also require a shareholder vote under certain circumstances. See "Anti-Takeover and Other Provisions in the Declaration of Trust."

          Before deciding whether to take any action if the common shares trade below net asset value, the Board would consider all relevant factors, including the extent and duration of the discount, the liquidity of the Fund's portfolio, the impact of any action that might be taken on the Fund or its shareholders, and market considerations. Based on these considerations, even if the Fund's common shares should trade at a substantial discount for an extended period of time, the Board of Trustees may determine that, in the interest of the Fund and its shareholders, no action should be taken. See the Statement of Additional Information under "Repurchase of Common Shares; Conversion to Open-End Fund" for a further discussion of possible action to reduce or eliminate such discount to net asset value.

                                   TAX MATTERS

          The following federal income tax discussion is based on the advice of Ropes & Gray LLP, counsel to the Fund, and reflects provisions of the Code, existing Treasury regulations, rulings published by the IRS, and other applicable authority, as of the date of this prospectus. These authorities are subject to change by legislative or administrative action, possibly with retroactive effect. The following discussion is only a summary of some of the important tax considerations generally applicable to investments in the Fund. For more detailed information regarding tax considerations, see the Statement of Additional Information. There may be other tax considerations applicable to particular investors. In addition, income earned through an investment in the Fund may be subject to state, local and foreign taxes.

          The Fund intends to qualify each year for taxation as a regulated investment company eligible for treatment under the provisions of Subchapter M of the Code. If the Fund so qualifies and satisfies certain distribution requirements, the Fund will not be subject to federal income tax on income distributed in a timely manner to its shareholders in the form of dividends or capital gain distributions.

          In order for any portion of any distributions to holders of Preferred Shares to be eligible to be treated as capital gain dividends, the Preferred Shares must be treated as equity for federal income tax purposes. Based in part on certain representations made by the Fund to Ropes & Gray LLP relating to the lack of any present intention to redeem or purchase Preferred Shares at any time in the future, it is the opinion of Ropes & Gray LLP that the Preferred Shares will constitute equity for federal income tax purposes. This opinion relies in part on a published ruling of the IRS stating that certain auction rate preferred stock similar in many material respects to the Preferred Shares represents equity. The opinion of Ropes & Gray LLP represents only its best legal judgment and is not binding on the IRS or the courts. If the IRS were to assert successfully that variable rate preferred stock such as the Preferred Shares should be treated as debt for federal income tax purposes, distributions on Preferred Shares (including distributions designated by the Fund as capital gain dividends) would be taxable as ordinary income (as opposed to capital gains). Ropes & Gray LLP has advised the Fund that, should the IRS pursue in court the position that the Preferred Shares should be treated as debt for federal income tax purposes, the IRS would be unlikely to prevail.

          To satisfy the distribution requirement applicable to regulated investment companies, amounts paid as dividends by the Fund to its shareholders, including holders of its preferred shares, must qualify for the dividends-paid deduction. If the Fund realizes a long-term capital gain, it will be required to allocate such gain between and among its common shares and any series of outstanding preferred shares of beneficial interest (including Preferred Shares) issued by the Fund in proportion to the total dividends paid to each class during the year in which the income is realized. In certain circumstances, the IRS could take the position that dividends paid on the preferred shares constitute preferential dividends under Section 562(c) of the Code, and thus do not qualify for the dividends-paid deduction. The Fund believes this position, if asserted, would be unlikely to prevail.

          If at any time when preferred shares are outstanding the Fund does not meet applicable asset coverage requirements, it will be required to suspend distributions to Common Shareholders until the requisite asset coverage is restored. Any such suspension may cause the Fund to pay a 4% federal excise tax (imposed on regulated investment companies that fail to distribute for a given calendar year, generally, at least 98% of their net investment income and capital gain net income) and income tax on undistributed income or gains, and may, in certain circumstances, prevent the Fund from qualifying for treatment as a regulated investment company. The Fund may redeem or purchase preferred shares in an effort to comply with the distribution requirement applicable to regulated investment companies and to avoid income and excise taxes. The Fund may have to dispose of portfolio securities to generate cash for such redemptions, which may result in transaction expenses and gain at the Fund level and in further distributions.

          The Fund's investments in certain debt obligations (including U.S.
TIPS) may cause the Fund to recognize taxable income in excess of the cash generated by such obligations. Thus, the Fund could be required at times to liquidate other investments, including when it is not advantageous to do so, in order to satisfy its distribution requirements.

          The Fund may at times buy investments at a discount from the price at which they were originally issued, especially during periods of rising interest rates. For federal income tax purposes, some or all of this market discount will be included in the Fund's ordinary income and will be taxable to shareholders as such when it is distributed.

          For federal income tax purposes, distributions of investment income are generally taxable as ordinary income. Whether distributions of capital gains are taxed as ordinary income or capital gains is determined by how long the Fund owned the investments that generated such capital gains, rather than how long a shareholder has owned his or her shares. Distributions of net gains from the sale of investments that the Fund owned for more than one year and that are properly designated by the Fund as capital gain dividends will be taxable as long-term capital gains. Distributions of gains from the sale of investments that the Fund owned for one year or less will be taxable as ordinary income. For taxable years beginning on or before December 31, 2008, distributions of investment income designated by the Fund as derived from "qualified dividend income" will be taxed in the hands of individuals at the rates applicable to long-term capital gain, provided holding period and other requirements are met at both the shareholder and Fund levels. The Fund does not expect a significant portion of Fund distributions to be derived from qualified dividend income. Any gain resulting from the sale or exchange of Fund shares generally will be taxable as capital gains.

          Long-term capital gain rates applicable to individuals have been temporarily reduced--in general, to 15% with lower rates applying to taxpayers in the 10% and 15% rate brackets--for taxable years beginning on or before December 31, 2008.

          The Fund's transactions in options, futures contracts, hedging transactions, forward contracts, swap agreements, straddles and foreign currencies will be subject to special tax rules (including mark-to-market, constructive sale, straddle, wash sale and short sale rules), the effect of which may be to accelerate income to the Fund, defer losses to the Fund, cause adjustments in the holding periods of the Fund's securities, convert long-term capital gains into short-term capital gains and convert short-term capital losses into long-term capital losses. These rules could therefore affect the amount, timing and character of distributions to shareholders.

          The Fund generally is required to withhold and remit to the U.S. Treasury a percentage of the taxable dividends and other distributions paid to any shareholder who fails to properly furnish the Fund with a correct taxpayer identification number (TIN), who has under-reported dividend or interest income, or who fails to certify to the Fund that he or she is not subject to such withholding. The backup withholding tax rate is 28% for amounts paid through 2010. The backup withholding rate will be 31% for amounts paid after December 31, 2010. In order for a foreign investor to qualify for exemption from the back-up withholding tax rates and for reduced withholding tax rates under income tax treaties, the foreign investor must comply with special certification and filing requirements. Foreign investors in the Fund should consult their tax advisers in this regard. Please see "Tax Matters" in the Statement of Additional Information for additional information about backup withholding tax rates.

          If, in connection with the designation of a special rate period, (i) the Fund provides in a notice of special rate period that the Fund may redeem all or part of a series of Preferred Shares and that upon such redemption the holders of that series of Preferred Shares may receive a premium in addition to receipt of a redemption price per share equal to the sum of $25,000 plus an amount equal to the accumulated but unpaid dividends thereon during the whole or any part of the special rate period, (ii) based on all the facts and circumstances at the time of the designation of the special rate period the Fund is more likely than not to redeem such series of Preferred Shares during the special rate period, and (iii) the premium to be paid upon redemption during such special rate period exceeds a specified de minimis amount, it is possible that the holders of such series will be required to accrue the premium as a dividend (to the extent of the Fund's earnings and profits).

          This section relates only to federal income tax consequences of investing in the Fund; the consequences under other tax laws may differ. You should consult your tax advisor as to the possible application of foreign, state and local income tax laws to Fund dividends and capital distributions. Please see "Tax Matters" in the Statement of Additional Information for additional information regarding the tax aspects of investing in the Fund.

                                  UNDERWRITING

          Subject to the terms and conditions stated in a purchase agreement dated ____________, 2003, each Underwriter has agreed to purchase, and the Fund has agreed to sell to such Underwriter, the number of Preferred Shares set forth opposite the name of such Underwriter.

                                       NUMBER OF PREFERRED SHARES
            UNDERWRITER   SERIES M   SERIES T   SERIES W   SERIES TH   SERIES F
            -----------   --------   --------   --------   ---------   --------
Total

          The purchase agreement provides that the obligations of the Underwriters to purchase the shares included in this offering are subject to the approval of certain legal matters by counsel and to other conditions, including without limitation the receipt by the Underwriters of customary closing certificates, opinions and other documents and the receipt by the Fund of "Aaa" and "AAA" ratings on the Preferred Shares by Moody's and Fitch, respectively, as of the time of the offering. The Underwriters are obligated to purchase all the Preferred Shares if they purchase any of the Preferred Shares. In the purchase agreement, the Fund and Western Asset have agreed to indemnify the Underwriters against certain liabilities, including liabilities arising under the Securities Act of 1933, as amended, or to contribute payments the Underwriters may be required to make for any of those liabilities.

          The Underwriters propose to initially offer some of the Preferred Shares directly to the public at the public offering price set forth on the cover page of this prospectus and some of the Preferred Shares to certain dealers at the public offering price less a concession not in excess of $____ per share. The sales load the Fund will pay of $250 per share is equal to 1% of the initial offering price of the Preferred Shares. After the initial public offering, the Underwriters may change the public offering price and the concession. Investors must pay for any Preferred Shares purchased on or before ___________, 2003.

          The Fund anticipates that the Underwriters may from time to time act as brokers or dealers in executing the Fund's portfolio transactions after they have ceased to be Underwriters.

          The Fund anticipates that the Underwriters or their respective affiliates may, from time to time, act in auctions as broker-dealers and receive fees as set forth under "The Auction" and in the Statement of Additional Information. The Underwriters are active underwriters of, and dealers in, securities and act as market makers in a number of such securities, and therefore can be expected to engage in portfolio transactions with, and perform services for, the Fund.

          The principal business address of [______________] is [____________________________________].

          The settlement date for the purchase of the Preferred Shares will be ________________, 2003, as agreed upon by the Underwriters, the Fund and Western Asset pursuant to Rule 15c6-1 under the Securities Exchange Act of 1934.

                   CUSTODIAN AND TRANSFER AGENT; AUCTION AGENT

          The custodian of the assets of the Fund is State Street Bank & Trust Company, 150 Newport Avenue AFB/4N, North Quincy, Massachusetts 02171. The custodian performs custodial and certain fund accounting services.

          __________________________ serves as the auction agent, transfer agent, registrar, divided paying agent and redemption agent for the Preferred Shares.

          EquiServe, 150 Royall Street, Canton, Massachusetts 02021, serves as the Fund's transfer agent, registrar, and dividend disbursing agent for the Fund's common shares, as well as agent for the Fund's Dividend Reinvestment Plan for common shares.

                                  LEGAL MATTERS

          Certain legal matters in connection with the Preferred Shares offered hereby will be passed upon for the Fund by Ropes & Gray LLP, New York, New York, and for the Underwriters by [__________________]. [_____________] may rely as to certain matters of Massachusetts law on the opinion of Ropes & Gray LLP.

                              AVAILABLE INFORMATION

          The Fund is subject to certain informational requirements under the federal securities laws and in accordance therewith is required to file reports, proxy statements and other information with the United States Securities and Exchange Commission (the "SEC"). Any such reports, proxy statements and other information can be inspected and copied at the public reference facilities of the SEC, Judiciary Plaza, 450 Fifth Street, N.W., Washington, D.C. 20549. Reports, proxy statements and other information concerning the Fund can also be inspected at the offices of the New York Stock Exchange, 20 Broad Street,
New York, New York 10005.

          Additional information regarding the Fund and the Preferred Shares is contained in the Registration Statement on Form N-2, including amendments, exhibits and schedules thereto, relating to such shares filed by the Fund with the SEC. This prospectus does not contain all of the information set forth in the Registration Statement, including any amendments, exhibits and schedules thereto. For further information with respect to the Fund and the shares offered hereby, reference is made to the Registration Statement. Statements contained in this prospectus as to the contents of any contract or other document referred to are not necessarily complete and in each instance reference is made to the copy of such contract or other document filed as an exhibit to the Registration Statement, each such statement being qualified in all respects by such reference.

          A copy of the Registration Statement may be inspected without charge at the SEC's principal office in Washington, D.C., and copies of all or any part thereof may be obtained from the SEC upon the payment of certain fees prescribed by the SEC. The SEC maintains a web site (http://www.sec.gov) that contains the Registration Statement, other documents incorporated by reference, and other information the Fund has filed electronically with the SEC, including proxy statements and reports filed under the Securities Exchange Act of 1934.

                            TABLE OF CONTENTS FOR THE
                       STATEMENT OF ADDITIONAL INFORMATION

                                                                    PAGE
                                                                    ----
Use of Proceeds
Investment Objectives and Policies
Investment Restrictions
Management of the Fund
Investment Advisor and Administrator
Portfolio Transactions
Distributions
Description of Shares
Anti-Takeover and Other Provisions in the Declaration of Trust
Repurchase of Common Shares; Conversion to Open-End Fund
Tax Matters
Performance-Related, Comparative and Other Information
Proxy Voting Policies and Procedures
Custodian, Transfer Agent and Dividend Paying Agent
Independent Accountants
Counsel
Registration Statement
Financial Statements
Appendix A--Description of Securities Ratings
Appendix B--Proxy Voting Policies and Procedures
Appendix C--Second Amended and Restated Bylaws

                                $[_____________]

                                     [LOGO]

                 WESTERN ASSET/CLAYMORE U.S. TREASURY INFLATION
                            PROTECTED SECURITIES FUND
                  TAXABLE PREFERRED SHARES ("PREFERRED SHARES")
                             _____ SHARES, SERIES M
                             _____ SHARES, SERIES T
                             _____ SHARES, SERIES W
                             _____ SHARES, SERIES TH
                             _____ SHARES, SERIES F
                    LIQUIDATION PREFERENCE $25,000 PER SHARE


                                   ----------

                                   PROSPECTUS

                                   ----------


                                 [UNDERWRITERS]


                                ___________, 2003

            WESTERN ASSET/CLAYMORE U.S. TREASURY INFLATION PROTECTED
                                 SECURITIES FUND

                       STATEMENT OF ADDITIONAL INFORMATION

                              [            ], 2003

     Western Asset/Claymore U.S. Treasury Inflation Protected Securities Fund (the "Fund") is a recently organized, diversified, closed-end management investment company.

     This Statement of Additional Information relating to the Series M Taxable Preferred Shares, Series T Taxable Preferred Shares, Series W Taxable Preferred Shares, Series TH Taxable Preferred Shares and Series F Taxable Preferred Shares of the Fund (collectively, the "Preferred Shares") is not a prospectus, and should be read in conjunction with the Fund's prospectus relating thereto dated
[           ], 2003 (the "Prospectus"). This Statement of Additional Information
does not include all information that a prospective investor should consider before purchasing Preferred Shares, and investors should obtain and read the Prospectus prior to purchasing such shares. A copy of the Prospectus may be obtained without charge by calling [1-800-345-7999]. You may also obtain a copy of the Prospectus on the web site (http://www.sec.gov) of the Securities and Exchange Commission (the "SEC"). Capitalized terms used but not defined in this Statement of Additional Information have the meanings ascribed to them in the Prospectus.

                                TABLE OF CONTENTS

                                                                            PAGE
USE OF PROCEEDS                                                                1
INVESTMENT OBJECTIVES AND POLICIES                                             1
INVESTMENT RESTRICTIONS                                                       33
MANAGEMENT OF THE FUND                                                        36
INVESTMENT ADVISOR AND ADMINISTRATOR                                          44
PORTFOLIO TRANSACTIONS                                                        46
DISTRIBUTIONS                                                                 47
DESCRIPTION OF SHARES                                                         48
ADDITIONAL INFORMATION CONCERNING THE AUCTIONS FOR PREFERRED
SHARES                                                                        49
ANTI-TAKEOVER AND OTHER PROVISIONS IN THE DECLARATION OF TRUST                50
REPURCHASE OF COMMON SHARES; CONVERSION TO OPEN-END FUND                      52
TAX MATTERS                                                                   54
PERFORMANCE-RELATED, COMPARATIVE AND OTHER INFORMATION                        60
PROXY VOTING POLICIES AND PROCEDURES                                          62
CUSTODIAN, TRANSFER AGENT AND DIVIDEND PAYING AGENT                           62
INDEPENDENT ACCOUNTANTS                                                       62
COUNSEL                                                                       62
REGISTRATION STATEMENT                                                        62
FINANCIAL STATEMENTS                                                          62
APPENDIX A - DESCRIPTION OF SECURITIES RATINGS                               A-1
APPENDIX B - PROXY VOTING POLICIES AND PROCEDURES                            B-1
APPENDIX C - SECOND AMENDED AND RESTATED BYLAWS                              C-1

       This Statement of Additional Information is dated __________, 2003.

                                 USE OF PROCEEDS

     The net proceeds of the offering of Preferred Shares of the Fund will be approximately $______________ after payment of the offering costs and sales load.

     The Fund will invest the net proceeds of the offering in accordance with the Fund's investment objectives and policies as stated below and in the Prospectus. It is presently anticipated that the Fund will use the net proceeds of the offering to purchase U.S. Treasury Inflation Protected Securities ("U.S. TIPS") and other investments that meet the Fund's investment objectives and policies and/or to repay certain currently outstanding reverse repurchase agreements or other leverage. Pending such use, it is anticipated that the net proceeds of the offering will be invested in short-term investment grade securities.

                       INVESTMENT OBJECTIVES AND POLICIES

     The investment objectives and general investment policies of the Fund are described in the Prospectus. Additional information concerning the characteristics of certain of the Fund's investments is set forth below.

INFLATION-INDEXED BONDS

     Under normal market conditions, the Fund will invest at least 80% of its total managed assets in U.S. TIPS. U.S. TIPS are fixed income securities issued by the U.S. Department of Treasury, the principal amounts of which are adjusted daily based upon changes in the rate of inflation (currently represented by the non-seasonally adjusted Consumer Price Index for All Urban Consumers, calculated with a three-month lag). The Consumer Price Index for All Urban Consumers ("CPI-U") calculated by the U.S. Department of Treasury for the first day of each calendar month is the CPI-U for the third preceding calendar month. For example, the CPI-U used for April 1 in any year is the CPI-U for January of that year, which is reported in February. The factor used to calculate the principal amount of a U.S. TIPS each day is determined by a linear interpolation between the CPI-U for the first day of the month and the CPI-U on the first day of the next month.

     The U.S. Treasury currently issues U.S. TIPS in only ten-year maturities, although it is possible that U.S. TIPS with other maturities will be issued in the future. U.S. TIPS have previously been issued with maturities of five, ten and thirty years. U.S. TIPS pay interest on a semi-annual basis, equal to a fixed percentage of the inflation-adjusted principal amount.

     The interest rate on these bonds is fixed at issuance, but over the life of the bond, this interest may be paid on an increasing or decreasing principal value that has been adjusted for inflation. Repayment of the original bond principal upon maturity (as adjusted for inflation) is guaranteed even during a period of deflation. However, because the principal amount of U.S. TIPS would be adjusted downward during a period of deflation, the Fund will be subject to deflation risk with respect to its investments in these securities. In addition, the current market value of the bonds is not guaranteed, and will fluctuate. If the Fund purchases U.S. TIPS in the secondary market whose principal values have been adjusted upward due to inflation since issuance, the Fund may experience a loss if there is a subsequent period of deflation. If inflation is lower than expected during the period the Fund holds a U.S. TIPS, the Fund may earn less on the security than on a conventional bond. For more information about certain risks relating to investments in U.S. TIPS, see "Risks -- General Risks of Investing in the Fund -- Risks Relating to U.S. TIPS" in the Fund's Prospectus.

     The Fund may invest in inflation-indexed securities with other structures or characteristics as such securities become available in the market. Most other issuers, including non-U.S. governments, their agencies or instrumentalities, and corporations, currently pay out the Consumer Price Index accruals as part of a semi-annual coupon. It is currently expected that other types of inflation-indexed securities would have characteristics similar to those described above.

     In order to satisfy a requirement for qualification as a "regulated investment company" under the Internal Revenue Code of 1986, as amended (the "Code"), an investment company, such as the Fund, must distribute each year at least 90% of its net investment income, including the original issue discount accrued on U.S. inflation-indexed bonds. For federal income tax purposes, any increase in the principal amount of an inflation-indexed bond will be original issue discount which is taxable as ordinary income in the year accrued, even though investors do not receive their principal, including any increases thereto, until maturity. See "Tax Matters--Original Issue Discount and Payment-in-Kind Securities" below. Because the Fund will not, on a current basis, receive cash payments from the issuer of these securities in respect of accrued original issue discount, in some years the Fund may have to distribute cash obtained from selling other portfolio holdings of the Fund. In some circumstances, such sales might be necessary in order to satisfy cash distribution requirements even though investment considerations might otherwise make it undesirable for the Fund to sell securities at such time. Under many market conditions, investments in U.S. inflation-indexed bonds may be illiquid, making it difficult for the Fund to dispose of them or determine their current value.

CORPORATE BONDS

     The Fund may invest in a wide variety of U.S. dollar-denominated debt obligations of varying maturities issued by U.S. and foreign corporations (including banks) and other business entities. Bonds are fixed or variable rate debt obligations, including bills, notes, debentures and similar instruments and securities. Bonds generally are used by corporations and other issuers to borrow money from investors. The issuer pays the investor a fixed or variable rate of interest and normally must repay the amount borrowed on or before maturity. Certain bonds are "perpetual" in that they have no maturity date. Although the Fund will not invest in bonds of below investment grade quality (as defined in the Prospectus) at the time of purchase, due to fluctuations in the credit characteristics of a particular issue, the Fund may from time to time hold corporate bonds of less than investment grade quality. See "-Lower Grade Securities ("Junk Bonds")" below.

     The Fund's investments in corporate bonds are subject to a number of risks described in the Prospectus and elaborated upon elsewhere in this Statement of Additional Information and the Prospectus, including interest rate risk, credit risk, lower grade and unrated securities risk, issuer risk, smaller company risk, foreign risk, currency risk, inflation risk and management risk.

COMMERCIAL PAPER

     Commercial paper represents short-term unsecured promissory notes issued in bearer form by corporations such as banks or bank holding companies and finance companies. The Fund may invest in commercial paper of any credit quality consistent with the Fund's investment objectives and policies, including unrated commercial paper for which Western Asset Management Company ("Western Asset" or the "Advisor"), the Fund's investment advisor, has made a credit quality assessment. See Appendix A to this Statement of Additional Information for a description of the ratings assigned by Moody's Investor Services, Inc. ("Moody's"), Standard & Poor's Rating Services ("S&P") and Fitch Ratings ("Fitch") to commercial paper. The rate of return on commercial paper may be linked or indexed to the level of exchange rates between the U.S. dollar and a foreign currency or currencies.

PREFERRED STOCK

     Preferred stock represents an equity interest in a company that generally entitles the holder to receive, in preference to the holders of other stocks such as common stocks, dividends and a fixed share of the proceeds resulting from a liquidation of the company. Some preferred stocks also entitle their holders to receive additional liquidation proceeds on the same basis as holders of a company's common stock, and thus also represent an ownership interest in that company. As described below, the Fund may invest in preferred stocks that pay fixed or adjustable rates of return. The value of a company's preferred stock may fall as a result of factors relating directly to that company's products or services. A preferred stock's value may also fall because of factors affecting not just the company, but companies in the same industry or in a number of different industries, such as increases in production costs. The value of preferred stock may also be affected by changes in financial markets that are relatively unrelated to the company or its industry, such as changes in interest rates or currency exchange rates. In addition, a company's preferred stockholders are generally paid dividends and liquidation proceeds only after the company makes required payments to holders of its bonds and other debt. For this reason, the value of the preferred stock will usually react more strongly than bonds and other debt to actual or perceived changes in the company's financial condition or prospects. Preferred stocks of smaller companies may be more vulnerable to adverse developments than those of larger companies.

     FIXED RATE PREFERRED STOCKS. Some fixed rate preferred stocks in which the Fund may invest, known as perpetual preferred stocks, offer a fixed return with no maturity date. Because they never mature, perpetual preferred stocks act like long-term bonds and can be more volatile than other types of preferred stocks that have a maturity date and may have heightened sensitivity to changes in interest rates. The Fund may also invest in sinking fund preferred stocks. These preferred stocks also offer a fixed return, but have a maturity date and are retired or redeemed on a predetermined schedule. The shorter duration of sinking fund preferred stocks makes them perform somewhat like intermediate-term bonds and they typically have lower yields than perpetual preferred stocks. The Fund may also invest in fixed rate preferred stocks other than perpetual preferred stocks and sinking fund preferred stocks.

     ADJUSTABLE RATE AND AUCTION PREFERRED STOCKS. Typically, the dividend rate on an adjustable rate preferred stock is determined prospectively each quarter by applying an adjustment formula established at the time of issuance of the stock. Although adjustment formulas vary among issues, they typically involve a fixed premium or discount relative to rates on specified debt securities issued by the U.S. Treasury. Typically, an adjustment formula will provide for a fixed premium or discount adjustment relative to the highest base yield of three specified U.S. Treasury securities: the 90-day Treasury bill, the 10-year Treasury note and the 20-year Treasury bond. The premium or discount adjustment to be added to or subtracted from this highest U.S. Treasury base rate yield is fixed at the time of issue and cannot be changed without the approval of the holders of the stock. The dividend rate on other preferred stocks in which the Fund may invest, commonly known as auction preferred stocks, is adjusted at intervals that may be more frequent than quarterly, such as every 49 days, based on bids submitted by holders and prospective purchasers of such stocks and may be subject to stated maximum and minimum dividend rates. The issues of most adjustable rate and auction preferred stocks currently outstanding are perpetual, but are redeemable after a specified date at the option of the issuer. Certain issues supported by the credit of a high-rated financial institution provide usually for mandatory redemption prior to expiration of the credit arrangement. In addition, no redemption can usually occur if full cumulative dividends are not paid. Although the dividend rates on adjustable and auction preferred stocks are generally adjusted or reset frequently, the market values of these preferred stocks may still fluctuate in response to changes in interest rates. Market values of adjustable preferred stocks also may substantially fluctuate if interest rates increase or decrease once the maximum or minimum dividend rate for a particular stock is approached.

EQUITY SECURITIES

     The Fund may directly or indirectly invest its assets in equity securities. Among other risks, prices of equity securities generally fluctuate more than those of other securities. The Fund may experience a substantial or complete loss on an individual stock. These risks may affect a single issuer, industry or section of the economy or may affect the market as a whole.

CONVERTIBLE SECURITIES AND SYNTHETIC CONVERTIBLE SECURITIES

     The Fund may invest in convertible securities, which are bonds, debentures, notes or other securities that entitle the holder to acquire common stock or other equity securities of the same or a different issuer.

Convertible securities have general characteristics similar to both debt and equity securities. The Advisor will generally evaluate these instruments based on their debt characteristics.

     A convertible security generally entitles the holder to receive interest paid or accrued until the convertible security matures or is redeemed, converted or exchanged. Before conversion, convertible securities have characteristics similar to non-convertible debt obligations. Convertible securities rank senior to common stock in a corporation's capital structure and, therefore, generally entail less risk than the corporation's common stock, although the extent to which such risk is reduced depends in large measure upon the degree to which the convertible security sells above its value as a debt obligation.

     Because of the conversion feature, the price of the convertible security will normally fluctuate in some proportion to changes in the price of the underlying asset, and will therefore be subject to risks relating to the activities of the issuer and/or general market and economic conditions. The income component of convertible securities may tend to cushion the securities against declines in the price of the underlying asset. However, the income component of convertible securities will typically cause fluctuations in the value of such securities based upon changes in interest rates and the credit quality of the issuer. In addition, convertible securities are often lower-rated securities. See "-Lower Grade Securities ("Junk Bonds")" below.

     A convertible security may be subject to redemption at the option of the issuer at a predetermined price. If a convertible security held by the Fund is called for redemption, the Fund would be required to permit the issuer to redeem the security and convert it to underlying common stock, or would sell the convertible security to a third party, which may have an adverse effect on the Fund's ability to achieve its investment objectives.

     The Fund may invest in so-called "synthetic convertible securities," which are composed of two or more different securities whose investment characteristics, taken together, resemble those of convertible securities. For example, the Fund may purchase a non-convertible debt security and a warrant or option. The synthetic convertible security differs from the true convertible security in several respects. Unlike a true convertible security, which is a single security having a unitary market value, a synthetic convertible security comprises two or more separate securities, each with its own market value. Therefore, the "market value" of a synthetic convertible security is the sum of the values of its debt component and its convertible component. For this reason, the values of a synthetic convertible security and a true convertible security may respond differently to market fluctuations.

BANK OBLIGATIONS

     Bank obligations in which the Fund may invest include certificates of deposit, bankers' acceptances and fixed time deposits. Certificates of deposit are negotiable certificates that are issued against funds deposited in a commercial bank for a definite period of time and that earn a specified return. Bankers' acceptances are negotiable drafts or bills of exchange, normally drawn by an importer or exporter to pay for specific merchandise, which are "accepted" by a bank, meaning, in effect, that the bank unconditionally agrees to pay the face value of the instrument on maturity. Fixed time deposits are bank obligations payable at a stated maturity date and bearing interest at a fixed rate. Fixed time deposits may be withdrawn on demand by the investor, but may be subject to early withdrawal penalties which vary depending upon market conditions and the remaining maturity of the obligation. There are generally no contractual restrictions on the right to transfer a beneficial interest in a fixed time deposit to a third party, although there is no market for such deposits. The Fund may also hold funds on deposit with its custodian bank in an interest-bearing account for temporary purposes.

     Subject to the Fund's limitation on concentration in the securities of issuers in a particular industry or group of industries, the Fund may invest without limit in U.S. dollar-denominated obligations of foreign banks. Obligations of foreign banks involve certain risks associated with investing in foreign securities described under "-Foreign (Non-U.S.) Securities" below, including the possibilities that their liquidity could be impaired because of future political and economic developments, that their obligations may be less marketable than comparable obligations of U.S. banks, that a foreign jurisdiction might impose withholding taxes on interest income payable on those obligations, that foreign deposits may be seized or nationalized, that foreign governmental restrictions such as exchange controls may be adopted which might adversely affect the payment of principal and interest on those obligations and that the selection of those obligations may be more difficult because there may be less publicly available information concerning foreign banks or the accounting, auditing and financial reporting standards, practices and requirements applicable to foreign banks may differ from those applicable to U.S. banks. Foreign banks are not generally subject to examination by any U.S. Government agency or instrumentality.

LOAN PARTICIPATIONS AND ASSIGNMENTS

     The Fund may purchase participations in commercial loans. Such indebtedness may be secured or unsecured. Loan participations typically represent direct participations in a loan to a corporate borrower, and generally are offered by banks or other financial institutions or lending syndicates. The Fund may participate in such syndications, or can buy part of a loan, becoming a part lender. When purchasing loan participations, the Fund assumes the credit risk associated with the corporate borrower and may assume the credit risk associated with an interposed bank or other financial intermediary. The participation interests in which the Fund intends to invest may not be rated by any nationally recognized rating service.

     A loan is often administered by an agent bank acting as agent for all holders. The agent bank administers the terms of the loan, as specified in the loan agreement. In addition, the agent bank is normally responsible for the collection of principal and interest payments from the corporate borrower and the apportionment of these payments to the credit of all institutions which are parties to the loan agreement. Unless, under the terms of the loan or other indebtedness, the Fund has direct recourse against the corporate borrower, the Fund may have to rely on the agent bank or other financial intermediary to apply appropriate credit remedies against a corporate borrower.

     A financial institution's employment as agent bank might be terminated in the event that it fails to observe a requisite standard of care or becomes insolvent. A successor agent bank would generally be appointed to replace the terminated agent bank, and assets held by the agent bank under the loan agreement should remain available to holders of such indebtedness. However, if assets held by the agent bank for the benefit of the Fund were determined to be subject to the claims of the agent bank's general creditors, the Fund might incur certain costs and delays in realizing payment on a loan or loan participation and could suffer a loss of principal and/or interest. In situations involving other interposed financial institutions (e.g., an insurance company or government agency) similar risks may arise.

     Purchasers of loans and other forms of direct indebtedness depend primarily upon the creditworthiness of the corporate borrower for payment of principal and interest. If the Fund does not receive scheduled interest or principal payments on such indebtedness, the Fund's share price and yield could be adversely affected. Loans that are fully secured offer the Fund more protection than unsecured loans in the event of non-payment of scheduled interest or principal. However, there is no assurance that the liquidation of collateral from a secured loan would satisfy the corporate borrower's obligation, or that the collateral can be liquidated.

     The Fund may invest in loan participations with credit quality comparable to that of issuers of its securities investments. Indebtedness of companies whose creditworthiness is poor involves substantially greater risks, and may be highly speculative. Some companies may never pay off their indebtedness, or may pay only a small fraction of the amount owed. Consequently, to the extent the Fund holds indebtedness of companies with poor credit, the Fund bears a substantial risk of losing the entire amount invested.

     The Fund limits the amount of its total assets that it will invest in any one issuer or in issuers within the same industry or group of industries (see "Investment Restrictions"). For purposes of these limits, the Fund generally will treat the corporate borrower as the "issuer" of indebtedness held by the Fund. In the case of loan participations where a bank or other lending institution serves as a financial intermediary between the Fund and the corporate borrower, if the participation does not shift to the Fund the direct debtor-creditor relationship with the corporate borrower, SEC interpretations currently require the Fund to treat both the lending bank or other lending institution and the corporate borrower as "issuers" for the purposes of determining whether the Fund has invested more than 5% of its total assets in a single issuer. Treating a financial intermediary as an issuer of indebtedness may restrict the Fund's ability to invest in indebtedness related to a single financial intermediary, or a group of intermediaries engaged in the same industry, even if the underlying borrowers represent many different companies and industries. The Fund reserves the right to treat the corporate borrower as the issuer of such participations to the extent permitted by applicable law, regulations, or SEC staff interpretations or orders in the future.

     Loans and other types of direct indebtedness may not be readily marketable and may be subject to restrictions on resale. In some cases, negotiations involved in disposing of indebtedness may require weeks to complete. Consequently, some indebtedness may be difficult or impossible to dispose of readily at what the Advisor believes to be a fair price. In addition, valuation of illiquid indebtedness involves a greater degree of judgment in determining the Fund's net asset value than if that value were based on available market quotations, and could result in significant variations in the Fund's daily share price. At the same time, some loan interests are traded among certain financial institutions and accordingly may be deemed liquid. As the market for different types of indebtedness develops, the liquidity of these instruments is expected to improve. In addition, the Fund currently intends to treat indebtedness for which there is no readily available market as illiquid for purposes of the Fund's limitation on illiquid investments. Investments in loan participations are considered to be debt obligations for purposes of the Fund's investment restriction relating to the lending of funds or assets.

     Investments in loans through a direct assignment of the financial institution's interests with respect to the loan may involve additional risks to the Fund. For example, if a loan is foreclosed, the Fund could become part owner of any collateral, and would bear the costs and liabilities associated with owning and disposing of the collateral. In addition, it is conceivable that, under emerging legal theories of lender liability, the Fund could be held liable as co-lender. It is unclear whether loans and other forms of direct indebtedness offer securities law protections against fraud and misrepresentation. In the absence of definitive regulatory guidance, the Fund relies on the Advisor's research in an attempt to avoid situations where fraud or misrepresentations could adversely affect the Fund.

ZERO-COUPON BONDS, STEP-UPS AND PAYMENT-IN-KIND SECURITIES

     Zero-coupon securities are debt obligations that do not entitle the holder to any periodic payments of interest either for the entire life of the obligation or for an initial period after the issuance of the obligations. Like zero-coupon bonds, "step-up" bonds pay no interest initially but eventually begin to pay a coupon rate prior to maturity, which rate may increase at stated intervals during the life of the security. Payment-in-kind securities (PIKs) pay dividends or interest in the form of additional securities of the issuer, rather than in cash. Each of these instruments is typically issued and traded at a deep discount from its face amount. The amount of the discount varies depending on such factors as the time remaining until maturity of the securities, prevailing interest rates, the liquidity of the security and the perceived credit quality of the issuer. The market prices of zero-coupon bonds, step-ups and PIKs generally are more volatile than the market prices of debt instruments that pay interest currently and in cash and are likely to respond to changes in interest rates and perceived credit quality of the issuer to a greater degree than are other types of securities having similar maturities and credit quality. As discussed above in connection with inflation-indexed bonds, the distribution requirements applicable to regulated investment companies require that the Fund distribute 90% of its net investment income, including the original issue discount accrued on zero-coupon bonds, step-ups and PIKs. As a result, in some years the Fund may have to distribute cash obtained from selling other portfolio holdings of the Fund, even though investment considerations might otherwise make it undesirable for the Fund to sell securities at such time. Under many market conditions, investments in zero-coupon bonds, step-ups and PIKs may be illiquid, making it difficult for the Fund to dispose of them or determine their current value.

LOWER GRADE SECURITIES ("JUNK BONDS")

     Although the Fund will not invest in bonds that are below investment grade quality (as defined in the Prospectus) at the time of purchase, the Fund is not required to dispose of a security if a rating agency or the Advisor downgrades its assessment of the credit characteristics of a particular issue. As a result, the Fund may from time to time hold bonds of below investment grade quality. Such investments may include debt securities not rated Baa by Moody's or BBB by S&P or Fitch or higher, or securities that are unrated but judged to be of comparable quality by the Advisor. These securities are sometimes referred to as "high yield" securities or "junk bonds."

     Investments in high yield securities generally provide greater income and increased opportunity for capital appreciation than investments in higher quality securities, but they also typically entail greater price volatility and principal and income risk, including the possibility of issuer default and bankruptcy. High yield securities are regarded as predominantly speculative with respect to the issuer's continuing ability to meet principal and interest payments. Debt securities in the lowest investment grade category also may be considered to possess some speculative characteristics by certain rating agencies. In addition, analysis of the creditworthiness of issuers of high yield securities may be more complex than for issuers of higher quality securities.

     High yield securities may be more susceptible to real or perceived adverse economic and competitive industry conditions than investment grade securities. A projection of an economic downturn or of a period of rising interest rates, for example, could cause a decline in high yield security prices because the advent of a recession could lessen the ability of an issuer to make principal and interest payments on its debt obligations. If an issuer of high yield securities defaults, in addition to risking payment of all or a portion of interest and principal, the Fund may incur additional expenses to seek recovery. In the case of high yield securities structured as zero-coupon, step-up or payment-in-kind securities, their market prices will normally be affected to a greater extent by interest rate changes, and therefore tend to be more volatile than securities which pay interest currently and in cash. The Advisor seeks to reduce these risks through diversification, credit analysis and attention to current developments and trends in both the economy and financial markets.

     The secondary market on which high yield securities are traded may be less liquid than the market for investment grade securities. Less liquidity in the secondary trading market could adversely affect the price at which the Fund could sell a high yield security and could adversely affect the daily net asset value of the shares. Adverse publicity and investor perceptions, whether or not based on fundamental analysis, may decrease the values and liquidity of high yield securities, especially in a thinly traded market. When secondary markets for high yield securities are less liquid than the market for investment grade securities, it may be more difficult to value the securities because such valuation may require more research, and elements of judgment may play a greater role in the valuation because there is less reliable, objective data available. During periods of thin trading in these markets, the spread between bid and asked prices is likely to increase significantly and the Fund may have greater difficulty selling its portfolio securities. The Fund will be more dependent on the Advisor's research and analysis when investing in high yield securities.

     A general description of Moody's, S&P's, and Fitch's ratings of securities is set forth in Appendix A to this Statement of Additional Information. The ratings of Moody's, S&P and Fitch represent their opinions as to the quality of the securities they rate. It should be emphasized, however, that ratings are general and are not absolute standards of quality. Consequently, debt obligations with the same maturity, coupon and rating may have different yields while obligations with the same maturity and coupon with different ratings may have the same yield. For these reasons, the use of credit ratings as the sole method of evaluating high yield securities can involve certain risks. For example, credit ratings evaluate the safety of principal and interest payments, not the market value risk of high yield securities. Also, credit rating agencies may fail to change credit ratings in a timely fashion to reflect events since the security was last rated. The Advisor does not rely solely on credit ratings when selecting securities for the Fund and develops its own independent analysis of issuer credit quality. Because of this, the Fund's performance may depend more on the Advisor's own credit analysis than in the case of a fund investing in higher-rated securities.

     As noted above, the Fund is not required to dispose of a security in the event that a rating agency or the Advisor downgrades its assessment of the credit characteristics of a particular issue. In determining whether to retain or sell such a security, the Advisor may consider such factors as the Advisor's assessment of the credit quality of the issuer of such security, the price at which such security could be sold and the rating, if any, assigned to such security by other rating agencies.

FOREIGN (NON-U.S.) SECURITIES

     The Fund may invest in U.S. dollar-denominated debt obligations of foreign issuers, including foreign corporate issuers, foreign banks (see "-Bank Obligations" above), foreign governments and their respective sub-divisions, agencies and instrumentalities, government-sponsored enterprises, international agencies and supra-national government entities. The Fund does not currently anticipate holding non-U.S. dollar-denominated investments but reserves the flexibility to invest, from time to time, in debt instruments denominated in foreign currencies (of both developed and "emerging market" countries) upon the recommendation of the Advisor.

     The U.S. dollar-denominated foreign securities in which the Fund may invest include, among others, Eurodollar obligations and "Yankee Dollar" obligations. Eurodollar obligations are U.S. dollar-denominated certificates of deposit and time deposits issued outside the U.S. capital markets by foreign branches of U.S. banks and by foreign banks. Yankee Dollar obligations are U.S. dollar-denominated obligations issued in the U.S. capital markets by foreign banks. Eurodollar and Yankee Dollar obligations are generally subject to the same risks that apply to domestic debt issues, notably credit risk, market risk and liquidity risk. Additionally, Eurodollar (and to a limited extent, Yankee Dollar) obligations are subject to certain sovereign risks. One such risk is the possibility that a sovereign country might prevent capital, in the form of dollars, from flowing across its borders. Other risks include adverse political and economic developments; the extent and quality of government regulation of financial markets and institutions; the imposition of foreign withholding taxes; and the expropriation or nationalization of foreign issuers.

     The Fund may also invest in American Depository Receipts ("ADRs") or Global Depository Receipts ("GDRs"). ADRs are U.S. dollar-denominated receipts issued generally by domestic banks and represent the deposit with the bank of a security of a foreign issuer. GDRs may be offered privately in the United States and also trade in public or private markets in other countries. ADRs and GDRs may be issued as sponsored or unsponsored programs. In sponsored programs, an issuer has made arrangements to have its securities trade in the form of ADRs or GDRs. In unsponsored programs, the issuer may not be directly involved in the creation of the program. Although regulatory requirements with respect to sponsored and unsponsored programs are generally similar, in some cases it may be easier to obtain financial information from an issuer that has participated in the creation of a sponsored program.

     The Fund also may invest in U.S. dollar denominated Brady Bonds. Brady Bonds are securities created through the exchange of existing commercial bank loans to sovereign entities for new obligations in connection with debt restructurings under a debt restructuring plan introduced by former U.S. Secretary of the Treasury, Nicholas F. Brady (the "Brady Plan"). Brady Plan debt restructurings have been implemented in a number of countries, including:
Argentina, Bolivia, Brazil, Bulgaria, Costa Rica, the Dominican Republic, Ecuador, Jordan, Mexico, Niger, Nigeria, Panama, Peru, the Philippines, Poland, Uruguay, and Venezuela.

     Brady Bonds may be collateralized or uncollateralized and are actively traded in the over-the-counter secondary market. Brady Bonds are not considered to be U.S. Government securities. U.S. dollar-denominated, collateralized Brady Bonds, which may be fixed rate par bonds or floating rate discount bonds, are generally collateralized in full as to principal by U.S. Treasury zero-coupon bonds having the same maturity as the Brady Bonds. Interest payments on these Brady Bonds generally are collateralized on a one-year or longer rolling-forward basis by cash or securities in an amount that, in the case of fixed rate bonds, is equal to at least one year of interest payments or, in the case of floating rate bonds, initially is equal to at least one year's interest payments based on the applicable interest rate at that time and is adjusted at regular intervals thereafter. Certain Brady Bonds are entitled to "value recovery payments" in certain circumstances, which in effect constitute supplemental interest payments but generally are not collateralized. Brady Bonds are often viewed as having three or four valuation components: (i) the collateralized repayment of principal at final maturity; (ii) the collateralized interest payments; (iii) the uncollateralized interest payments; and (iv) any uncollateralized repayment of principal at maturity (the uncollateralized amounts constitute the "residual risk").

     Most Mexican Brady Bonds issued to date have principal repayments at final maturity fully collateralized by U.S. Treasury zero-coupon bonds (or comparable collateral denominated in other currencies) and interest coupon payments collateralized on an 18-month rolling-forward basis by funds held in escrow by an agent for the bondholders. A significant portion of the Venezuelan Brady Bonds and the Argentine Brady Bonds issued to date have repayments at final maturity collateralized by U.S. Treasury zero-coupon bonds (or comparable collateral denominated in other currencies) and/or interest coupon payments collateralized on a 14-month (for Venezuela) or 12-month (for Argentina) rolling-forward basis by securities held by the Federal Reserve Bank of New York as collateral agent.

     Brady Bonds involve various risk factors including residual risk and the history of defaults with respect to commercial bank loans by public and private entities of countries issuing Brady Bonds. There can be no assurance that Brady Bonds in which the Fund may invest will not be subject to restructuring arrangements or to requests for new credit, which may cause the Fund to suffer a loss of interest or principal on any of its holdings.

     Investing in the securities of foreign issuers involves special risks and considerations not typically associated with investing in U.S. companies. These include: differences in accounting, auditing and financial reporting standards, generally higher commission rates on foreign portfolio transactions, the possibility of expropriation or confiscatory taxation, adverse changes in investment or exchange control regulations (which may include suspension of the ability to transfer currency from a country), political instability which can affect U.S. investments in foreign countries and potential restrictions on the flow of international capital. In addition, foreign securities and dividends and interest payable on those securities may be subject to foreign taxes, including taxes withheld from payments on those securities. Foreign securities often trade with less frequency and volume than domestic securities and therefore may exhibit greater price volatility.

     To the extent the Fund invests in non-U.S. instruments, the following guidelines will apply in determining the Fund's net asset value. The values of such securities and investments are translated into U.S. dollars at current exchange rates or at such other rates as the Trustees or persons acting at their discretion may determine in computing net asset value. Because of time zone differences, non-U.S. exchanges and securities markets and non-U.S. currency markets will usually be closed prior to the time of closing of the New York Stock Exchange. Consequently, the values of non-U.S. securities and investments will be determined as of the earlier closing of such exchanges and markets. Events affecting the values of such non-U.S. securities and investments may occasionally occur between the earlier closings of such exchanges and markets and the closing of the New York Stock Exchange that will not be reflected in the computation of the net asset value. If an event that is likely materially to affect the value of such securities or investments occurs during such period, then such securities or investments may be valued at fair value as determined in good faith by the Trustees or persons acting at their discretion.

     EMERGING MARKET SECURITIES. The risks of investing in foreign securities are particularly high when securities of issuers based in or denominated in currencies of developing (or "emerging market") countries are involved. Investing in emerging market countries involves certain risks not typically associated with investing in U.S. securities, and imposes risks greater than, or in addition to, risks of investing in foreign, developed countries. These risks include: greater risks of nationalization or expropriation of assets or confiscatory taxation; greater social, economic and political uncertainty and instability (including the risk of war); more substantial government involvement in the economy; less government supervision and regulation of the securities markets and participants in those markets; controls on foreign investment and limitations on repatriation of invested capital; the fact that companies in emerging market countries may be smaller, less seasoned and newly organized companies; the difference in, or lack of, auditing and financial reporting standards, which may result in unavailability of material information about issuers; the risk that it may be more difficult to obtain and/or enforce a judgment in a court outside the United States; and greater price volatility, substantially less liquidity and significantly smaller market capitalization of securities markets. In addition, a number of emerging market countries restrict, to various degrees, foreign investment in securities, and high rates of inflation and rapid fluctuations in inflation rates have had, and may continue to have, negative effects on the economies and securities markets of certain emerging market countries. Also, any change in the leadership or politics of emerging market countries, or the countries that exercise a significant influence over those countries, may halt the expansion of or reverse the liberalization of foreign investment policies now occurring and adversely affect existing investment opportunities.

     SOVEREIGN DEBT. Investment in sovereign debt can involve a high degree of risk. The governmental entity that controls the repayment of sovereign debt may not be able or willing to repay the principal and/or interest when due in accordance with the terms of the debt. A governmental entity's willingness or ability to repay principal and interest due in a timely manner may be affected by, among other factors, its cash flow situation, the extent of its foreign reserves, the availability of sufficient foreign exchange on the date a payment is due, the relative size of the debt service burden to the economy as a whole, the governmental entity's policy toward the International Monetary Fund and the political constraints to which a governmental entity may be subject. Governmental entities may also depend on expected disbursements from foreign governments, multilateral agencies and others to reduce principal and interest arrearages on their debt. The commitment on the part of these governments, agencies and others to make such disbursements may be conditioned on a governmental entity's implementation of economic reforms and/or economic performance and the timely service of such debtor's obligations. Failure to implement such reforms, achieve such levels of economic performance or repay principal or interest when due may result in the cancellation of such third parties' commitments to lend funds to the governmental entity, which may further impair such debtor's ability or willingness to service its debts in a timely manner. Consequently, governmental entities may default on their sovereign debt. Holders of sovereign debt (including the Fund) may be requested to participate in the rescheduling of such debt and to extend further loans to governmental entities. There is no bankruptcy proceeding by which sovereign debt on which governmental entities have defaulted may be collected in whole or in part.

FOREIGN CURRENCY EXCHANGE-RELATED SECURITIES

     PRINCIPAL EXCHANGE RATE LINKED SECURITIES. Principal exchange rate linked securities ("PERLs"(SM)) are debt obligations the principal on which is payable at maturity in an amount that may vary based on the exchange rate between the U.S. dollar and a particular foreign currency at or about that time. The return on "standard" principal exchange rate linked securities is enhanced if the foreign currency to which the security is linked appreciates against the U.S. dollar, and is adversely affected by increases in the foreign exchange value of the U.S. dollar; "reverse" principal exchange rate linked securities are like "standard" securities, except that their return is enhanced by increases in the value of the U.S. dollar and adversely impacted by increases in the value of foreign currency. Interest payments on the securities are generally made in U.S. dollars at rates that reflect the degree of foreign currency risk assumed or given up by the purchaser of the notes (i.e., at relatively higher interest rates if the purchaser has assumed some of the foreign exchange risk, or relatively lower interest rates if the issuer has assumed some of the foreign exchange risk, based on the expectations of the current market). Principal exchange rate linked securities may in limited cases be subject to acceleration of maturity (generally, not without the consent of the holders of the securities), which may have an adverse impact on the value of the principal payment to be made at maturity.

     PERFORMANCE INDEXED PAPER. Performance indexed paper ("PIPs"(SM)) is U.S. dollar-denominated commercial paper the yield of which is linked to certain foreign exchange rate movements. The yield to the investor on performance indexed paper is established at maturity as a function of spot exchange rates between the U.S. dollar and a designated currency as of or about that time (generally, the index maturity two days prior to maturity). The yield to the investor will be within a range stipulated at the time of purchase of the obligation, generally with a guaranteed minimum rate of return that is below, and a potential maximum rate of return that is above, market yields on U.S. dollar-denominated commercial paper, with both the minimum and maximum rates of return on the investment corresponding to the minimum and maximum values of the spot exchange rate two business days prior to maturity.

MORTGAGE-RELATED AND OTHER ASSET-BACKED SECURITIES

     The Fund may invest in mortgage-related securities, and in other asset-backed securities (unrelated to mortgage loans) that are offered to investors currently or in the future. Mortgage-related securities are interests in pools of residential or commercial mortgage loans, including mortgage loans made by savings and loan institutions, mortgage bankers, commercial banks and others. Pools of mortgage loans are assembled as securities for sale to investors by various governmental, government-related and private organizations. The value of some mortgage-related or asset-backed securities in which the Fund may invest may be particularly sensitive to changes in prevailing interest rates, and, like other debt obligations, the ability of the Fund to utilize these instruments successfully may depend in part upon the ability of the Advisor to forecast interest rates and other economic factors correctly. See "-Mortgage Pass-Through Securities" below. Certain debt obligations are also secured with collateral consisting of mortgage-related securities. See "-Collateralized Mortgage Obligations ("CMOs")" below.

     The rate of prepayments on underlying mortgages will affect the price and volatility of a mortgage-related security, and may have the effect of shortening or extending the effective maturity of the security beyond what was anticipated at the time of purchase. Early repayment of principal on some mortgage-related securities (arising from prepayments of principal due to the sale of the underlying property, refinancing, or foreclosure, net of fees and costs which may be incurred) may expose the Fund to a lower rate of return upon reinvestment of principal. Also, if a security subject to prepayment has been purchased at a premium, the value of the premium would be lost in the event of prepayment. Like other debt obligations, when interest rates rise, the value of a mortgage-related security generally will decline; however, when interest rates are declining, the value of mortgage-related securities with prepayment features may not increase as much as other debt obligations. To the extent that unanticipated rates of prepayment on underlying mortgages increase the effective maturity of a mortgage-related security, the volatility of such security can be expected to increase.

     Payment of principal and interest on some mortgage pass-through securities (but not the market value of the securities themselves) may be guaranteed by the full faith and credit of the U.S. Government (in the case of securities guaranteed by the Government National Mortgage Association (the "GNMA")) or guaranteed by agencies or instrumentalities of the U.S. Government (in the case of securities guaranteed by the Federal National Mortgage Association (the "FNMA") or the Federal Home Loan Mortgage Corporation (the "FHLMC"). The principal governmental guarantor of mortgage-related securities is the GNMA. GNMA is a wholly owned U.S. Government corporation within the Department of Housing and Urban Development. GNMA is authorized to guarantee, with the full faith and credit of the U.S. Government, the timely payment of principal and interest on securities issued by institutions approved by GNMA (such as savings and loan institutions, commercial banks and mortgage bankers) and backed by pools of mortgages insured by the Federal Housing Administration (the "FHA"), or guaranteed by the Department of Veterans Affairs (the "VA").

     Government-related guarantors (i.e., not backed by the full faith and credit of the U.S. Government) include the FNMA and the FHLMC. FNMA is a government-sponsored corporation owned entirely by private stockholders. It is subject to general regulation by the Secretary of Housing and Urban Development. FNMA purchases conventional (i.e., not insured or guaranteed by any government agency) residential mortgages from a list of approved sellers/servicers which includes state and federally chartered savings and loan associations, mutual savings banks, commercial banks, credit unions and mortgage bankers. Pass-through securities issued by FNMA are guaranteed as to timely payment of principal and interest by FNMA but are not backed by the full faith and credit of the U.S. Government. Instead, they are supported only by the discretionary authority of the U.S. Government to purchase the agency's obligations.

     FHLMC was created by Congress in 1970 for the purpose of increasing the availability of mortgage credit for residential housing. It is a government-sponsored corporation formerly owned by the twelve Federal Home Loan Banks and now owned entirely by private stockholders. FHLMC issues Participation Certificates ("PCs") which represent interests in conventional mortgages from FHLMC's national portfolio. FHLMC guarantees the timely payment of interest and ultimate collection of principal, but PCs are not backed by the full faith and credit of the U.S. Government. Instead, they are supported only by the discretionary authority of the U.S. Government to purchase the agency's obligations.

     Commercial banks, savings and loan institutions, private mortgage insurance companies, mortgage bankers and other secondary market issuers also create pass-through pools of conventional residential mortgage loans. Such issuers may, in addition, be the originators and/or servicers of the underlying mortgage loans as well as the guarantors of the mortgage-related securities. Pools created by such non-governmental issuers generally offer a higher rate of interest than government and government-related pools because there are no direct or indirect government or agency guarantees of payments in such pools. However, timely payment of interest and principal of these pools may be supported by various forms of insurance or guarantees, including individual loan, title, pool and hazard insurance and letters of credit. The insurance and guarantees are issued by governmental entities, private insurers and the mortgage poolers. There can be no assurance that the private insurers or guarantors can meet their obligations under the insurance policies or guarantee arrangements. Although the market for such securities is becoming increasingly liquid, securities issued by certain private organizations may not be readily marketable.

     Mortgage-related securities that are issued or guaranteed by the U.S. Government, its agencies or instrumentalities, are not subject to the Fund's industry concentration restrictions (see "Investment Restrictions") by virtue of the exclusion from that test available to all U.S. Government securities. In the case of privately issued mortgage-related securities, the Fund takes the position that mortgage-related securities do not represent interests in any particular "industry" or group of industries. The assets underlying such securities may be represented by a portfolio of first lien residential mortgages (including both whole mortgage loans and mortgage participation interests) or portfolios of mortgage pass-through securities issued or guaranteed by GNMA, FNMA or FHLMC. Mortgage loans underlying a mortgage-related security may in turn be insured or guaranteed by the FHA or the VA. In the case of private issue mortgage-related securities whose underlying assets are neither U.S. Government securities nor U.S. Government-insured mortgages, to the extent that real properties securing such assets may be located in the same geographical region, the security may be subject to a greater risk of default than other comparable securities in the event of adverse economic, political or business developments that may affect such region and, ultimately, the ability of residential homeowners to make payments of principal and interest on the underlying mortgages.

     COMMERCIAL MORTGAGE-BACKED SECURITIES. Commercial mortgage-backed securities include securities that reflect an interest in, and are secured by, mortgage loans on commercial real property. The market for commercial mortgage-backed securities developed more recently and in terms of total outstanding principal amount of issues is relatively small compared to the market for residential single-family mortgage-backed securities. Many of the risks of investing in commercial mortgage-backed securities reflect the risks of investing in the real estate securing the underlying mortgage loans. These risks reflect the effects of local and other economic conditions on real estate markets, the ability of tenants to make loan payments and the ability of a property to attract and retain tenants. Commercial mortgage-backed securities may be less liquid and exhibit greater price volatility than other types of mortgage- or asset-backed securities.

     MORTGAGE PASS-THROUGH SECURITIES. Mortgage pass-through securities are securities representing interests in "pools" of mortgage loans secured by residential or commercial real property. Interests in pools of mortgage-related securities differ from other forms of debt obligations, which normally provide for periodic payment of interest in fixed amounts with principal payments at maturity or specified call dates. Instead, these securities provide a monthly payment which consists of both interest and principal payments. In effect, these payments are a "pass-through" of the monthly payments made by the individual borrowers on their residential or commercial mortgage loans, net of any fees paid to the issuer or guarantor of such securities. Additional payments are caused by repayments of principal resulting from the sale of the underlying property, refinancing or foreclosure, net of fees or costs which may be incurred. Some mortgage-related securities (such as securities issued by the GNMA) are described as "modified pass-through." These securities entitle the holder to receive all interest and principal payments owed on the mortgage pool, net of certain fees, at the scheduled payment dates regardless of whether or not the mortgagor actually makes the payment.

     COLLATERALIZED MORTGAGE OBLIGATIONS ("CMOs"). A CMO is a hybrid between a mortgage-backed bond and a mortgage pass-through security. Similar to a bond, interest and prepaid principal is paid, in most cases, semi-annually. CMOs may be collateralized by whole mortgage loans, but are more typically collateralized by portfolios of mortgage pass-through securities guaranteed by GNMA, FHLMC or FNMA, and their income streams. The issuer of a CMO may elect to be treated as a real estate mortgage investment conduit (a "REMIC"), a pass-through vehicle created to issue multi-class mortgage-backed securities. The characteristics of and risks relating to REMICs are substantially similar to those of CMOs.

     CMOs are structured into multiple classes, each bearing a different stated maturity. Actual maturity and average life will depend upon the prepayment experience of the collateral. CMOs provide for a modified form of call protection through a DE FACTO breakdown of the underlying pool of mortgages according to how quickly the loans are repaid. Monthly payment of principal received from the pool of underlying mortgages, including prepayments, is first returned to investors holding the shortest maturity class. Investors holding the longer maturity classes receive principal only after the first class has been retired. An investor is partially guarded against a sooner than desired return of principal because of the sequential payments.

     In a typical CMO transaction, a corporation ("issuer") issues multiple series (e.g., A, B, C, Z) of CMO bonds (the "Bonds"). Proceeds of the Bond offering are used to purchase mortgages or mortgage pass-through certificates (the "Collateral"). The Collateral is pledged to a third party trustee as security for the Bonds. Principal and interest payments from the Collateral are used to pay principal on the Bonds in the order A, B, C, Z. The Series A, B and C Bonds all bear current interest. Interest on the Series Z Bond is accrued and added to principal and a like amount is paid as principal on the Series A, B or C Bond currently being paid off. When the Series A, B and C Bonds are paid in full, interest and principal on the Series Z Bond begin to be paid currently. With some CMOs, the issuer serves as a conduit to allow loan originators (primarily builders or savings and loan associations) to borrow against their loan portfolios.

     FHLMC COLLATERALIZED MORTGAGE OBLIGATIONS. FHLMC CMOs are debt obligations of FHLMC issued in multiple classes having different maturity dates which are secured by the pledge of a pool of conventional mortgage loans purchased by FHLMC. Unlike FHLMC PCs, payments of principal and interest on the CMOs are made semi-annually, as opposed to monthly. The amount of principal payable on each semi-annual payment date is determined in accordance with FHLMC's mandatory sinking fund schedule, which in turn is equal to approximately 100% of FHA prepayment experience applied to the mortgage collateral pool. All sinking fund payments in the CMOs are allocated to the retirement of the individual classes of bonds in the order of their stated maturities. Payments of principal on the mortgage loans in the collateral pool in excess of the amount of FHLMC's minimum sinking fund obligation for any payment date are paid to the holders of the CMOs as additional sinking fund payments. Because of the "pass-through" nature of all principal payments received on the collateral pool in excess of FHLMC's minimum sinking fund requirement, the rate at which principal of the CMOs is actually repaid is likely to be such that each class of bonds will be retired in advance of its scheduled maturity date.

     If collection of principal (including prepayments) on the mortgage loans during any semi-annual payment period is not sufficient to meet FHLMC's minimum sinking fund obligation on the next sinking fund payment date, FHLMC agrees to make up the deficiency from its general funds.

     Criteria for the mortgage loans in the pool backing the FHLMC CMOs are identical to those of FHLMC PCs. FHLMC has the right to substitute collateral in the event of delinquencies and/or defaults.

     OTHER MORTGAGE-RELATED SECURITIES. Other mortgage-related securities include securities other than those described above that directly or indirectly represent a participation in, or are secured by and payable from, mortgage loans on real property, including CMO residuals or stripped mortgage-backed securities. Other mortgage-related securities may be equity or debt securities issued by agencies or instrumentalities of the U.S. Government or by private originators of, or investors in, mortgage loans, including savings and loan associations, homebuilders, mortgage banks, commercial banks, investment banks, partnerships, trusts and special purpose entities of the foregoing.

     CMO RESIDUALS. CMO residuals are mortgage securities issued by agencies or instrumentalities of the U.S. Government or by private originators of, or investors in, mortgage loans, including savings and loan associations, homebuilders, mortgage banks, commercial banks, investment banks and special purpose entities of the foregoing.

     The cash flow generated by the mortgage assets underlying a series of CMOs is applied first to make required payments of principal and interest on the CMOs and second to pay the related administrative expenses of the issuer. The residual in a CMO structure generally represents the interest in any excess cash flow remaining after making the foregoing payments. Each payment of such excess cash flow to a holder of the related CMO residual represents income and/or a return of capital. The amount of residual cash flow resulting from a CMO will depend on, among other things, the characteristics of the mortgage assets, the coupon rate of each class of CMO, prevailing interest rates, the amount of administrative expenses and the prepayment experience on the mortgage assets. In particular, the yield to maturity on CMO residuals is extremely sensitive to prepayments on the related underlying mortgage assets, in the same manner as an IO class of stripped mortgage-backed securities. See "-Stripped Mortgage-Backed Securities" below. In addition, if a series of a CMO includes a class that bears interest at an adjustable rate, the yield to maturity on the related CMO residual will also be extremely sensitive to changes in the level of the index upon which interest rate adjustments are based. As described below with respect to stripped mortgage-backed securities, in certain circumstances the Fund may fail to recoup some or all of its initial investment in a CMO residual.

     CMO residuals are generally purchased and sold by institutional investors through several investment banking firms acting as brokers or dealers. The CMO residual market has developed fairly recently and CMO residuals currently may not have the liquidity of other more established securities trading in other markets. Transactions in CMO residuals are generally completed only after careful review of the characteristics of the securities in question. In addition, CMO residuals may, or pursuant to an exemption therefrom, may not, have been registered under the Securities Act of 1933, as amended (the "1933 Act"). CMO residuals, whether or not registered under the 1933 Act, may be subject to certain restrictions on transferability, and may be deemed illiquid.

     STRIPPED MORTGAGE-BACKED SECURITIES. Stripped mortgage-backed securities ("SMBS") are derivative multi-class mortgage securities. SMBS may be issued by agencies or instrumentalities of the U.S. Government, or by private originators of, or investors in, mortgage loans, including savings and loan associations, mortgage banks, commercial banks, investment banks and special purpose entities of the foregoing.

     SMBS are usually structured with two classes that receive different proportions of the interest and principal distributions on a pool of mortgage assets. A common type of SMBS will have one class receiving some of the interest and most of the principal from the mortgage assets, while the other class will receive most of the interest and the remainder of the principal. In the most extreme case, one class will receive all of the interest (the "IO" class), while the other class will receive all of the principal (the "PO" class). The yield to maturity on an IO class is extremely sensitive to the rate of principal payments (including prepayments) on the related underlying mortgage assets, and a rapid rate of principal payments may have a material adverse effect on the Fund's yield to maturity from these securities. If the underlying mortgage assets experience greater than anticipated prepayments of principal, the Fund may fail to recoup some or all of its initial investment in these securities even if the security is in one of the highest rating categories.

     Although SMBS are purchased and sold by institutional investors through several investment banking firms acting as brokers or dealers, these securities were developed fairly recently. As a result, established trading markets have not yet developed and, accordingly, these securities may be deemed illiquid.

     OTHER ASSET-BACKED SECURITIES. Similarly, the Advisor expects that other asset-backed securities (unrelated to mortgage loans) will be offered to investors in the future and may be purchased by the Fund. Several types of asset-backed securities have already been offered to investors, including Certificates for Automobile Receivables(SM) ("CARS(SM)"). CARS(SM) represent undivided fractional interests in a trust whose assets consist of a pool of motor vehicle retail installment sales contracts and security interests in the vehicles securing the contracts. Payments of principal and interest on CARS(SM) are passed through monthly to certificate holders, and are guaranteed up to certain amounts and for a certain time period by a letter of credit issued by a financial institution unaffiliated with the trustee or originator of the trust. An investor's return on CARS(SM) may be affected by early prepayment of principal on the underlying vehicle sales contracts. If the letter of credit is exhausted, the Fund may be prevented from realizing the full amount due on a sales contract because of state law requirements and restrictions relating to foreclosure sales of vehicles and the obtaining of deficiency judgments following such sales or because of depreciation, damage or loss of a vehicle, the application of federal and state bankruptcy and insolvency laws, or other factors. As a result, certificate holders may experience delays in payments or losses if the letter of credit is exhausted. Consistent with the Fund's investment objectives and policies, the Advisor also may invest in other types of asset-backed securities.

     Non-mortgage asset-backed securities involve risks that are not presented by mortgage-related securities. Primarily, these securities do not have the benefit of the same security interest in the underlying collateral. Credit card receivables are generally unsecured, and the debtors are entitled to the protection of a number of state and Federal consumer credit laws which give debtors the right to set off certain amounts owed on the credit cards, thereby reducing the balance due. Most issuers of automobile receivables permit the servicers to retain possession of the underlying obligations. If the servicer were to sell these obligations to another party, there is a risk that the purchaser would acquire an interest superior to that of the holders of the related automobile receivables. In addition, because of the large number of vehicles involved in a typical issuance and technical requirements under state laws, the trustee for the holders of the automobile receivables may not have an effective security interest in all of the obligations backing such receivables. Therefore, there is a possibility that recoveries on repossessed collateral may not, in some cases, be able to support payments on these securities.

VARIABLE AND FLOATING RATE SECURITIES

     Variable and floating rate securities provide for a periodic adjustment in the interest rate paid on the obligations. The terms of such obligations must provide that interest rates are adjusted periodically based upon an interest rate adjustment index as provided in the respective obligations. The adjustment intervals may be regular, and range from daily up to annually, or may be event based, such as based on a change in the prime rate.

     The Fund may invest in floating rate debt instruments ("floaters") and engage in credit spread trades. The interest rate on a floater is a variable rate which is tied to another interest rate, such as a corporate bond index or Treasury bill rate. The interest rate on a floater resets periodically, typically every six months. While, because of the interest rate reset feature, floaters provide the Fund with a certain degree of protection against rising interest rates, the Fund will participate in any declines in interest rates as well. A credit spread trade is an investment position relating to a difference in the prices or interest rates of two bonds or other securities, where the value of the investment position is determined by movements in the difference between the prices or interest rates, as the case may be, of the respective securities or currencies.

     The Fund may also invest in inverse floating rate debt instruments ("inverse floaters"). The interest rate on an inverse floater resets in the opposite direction from the market rate of interest to which the inverse floater is indexed. An inverse floating rate security may exhibit greater price volatility than a fixed rate obligation of similar credit quality.

     A floater may be considered to be leveraged in an economic sense to the extent that its interest rate varies by a magnitude that exceeds the magnitude of the change in the index rate of interest. However, the Fund does not currently consider floaters to be "leverage" for purposes of its policy on the amount of leverage it may incur or for purposes of calculating total managed assets. The higher degree of leverage inherent in some floaters is associated with greater volatility in their market values. With respect to purchasable variable and floating rate instruments, the Advisor will consider the earning power, cash flows and liquidity ratios of the issuers and guarantors of such instruments and, if the instruments are subject to a demand feature, will monitor their financial status to meet payment on demand. Such instruments may include variable amount master demand notes that permit the indebtedness thereunder to vary in addition to providing for periodic adjustments in the interest rate. The absence of an active secondary market with respect to particular variable and floating rate instruments could make it difficult for the Fund to dispose of a variable or floating rate note if the issuer defaulted on its payment obligation or during periods that the Fund is not entitled to exercise its demand rights, and the Fund could, for these or other reasons, suffer a loss with respect to such instruments. In determining average-weighted portfolio maturity, an instrument will be deemed to have a maturity equal to either the period remaining until the next interest rate adjustment or the time the Fund involved can recover payment of principal as specified in the instrument, depending on the type of instrument involved.

EVENT-LINKED BONDS

     The Fund may invest in "event-linked bonds." Event-linked bonds, which are sometimes referred to as "catastrophe bonds," are debt obligations for which the return of principal and payment of interest is contingent on the non-occurrence of a specific "trigger" event, such as a hurricane or an earthquake. They may be issued by government agencies, insurance companies, reinsurers, special purpose corporations or other on-shore or off-shore entities. If a trigger event causes losses exceeding a specific amount in the geographic region and time period specified in a bond, the Fund may lose a portion or all of its principal invested in the bond. If no trigger event occurs, the Fund will recover its principal plus interest. For some event-linked bonds, the trigger event or losses may be based on company-wide losses, index-portfolio losses, industry indices or readings of scientific instruments rather than specified actual losses. Often event-linked bonds provide for extensions of maturity that are mandatory, or optional at the discretion of the issuer, in order to process and audit loss claims in those cases when a trigger event has, or possibly has, occurred. In addition to the specified trigger events, event-linked bonds may also expose the Fund to certain unanticipated risks including but not limited to issuer (credit) default, adverse regulatory or jurisdictional interpretations and adverse tax consequences.

     Event-linked bonds are a relatively new type of financial instrument. As such, there is no significant trading history of these securities, and there can be no assurance that a liquid market in these instruments will develop. Lack of a liquid market may impose the risk of higher transaction costs and the possibility that the Fund may be forced to liquidate positions when it would not be advantageous to do so. Event-linked bonds are typically rated.

REAL ESTATE INVESTMENT TRUSTS

     Real estate investment trusts ("REITs") pool investors' funds for investment primarily in income producing real estate or real estate related loans or interests. Under the Code, a REIT is not taxed on income it distributes to its shareholders if it complies with several requirements relating to its organization, ownership, assets, and income and a requirement that it generally distribute to its shareholders at least 95% of its taxable income (other than net capital gains) for each taxable year. REITs can generally be classified as Equity REITs, Mortgage REITs, and Hybrid REITs. Equity REITs, which invest the majority of their assets directly in real property, derive their income primarily from rents. Equity REITs can also realize capital gains by selling properties that have appreciated in value. Mortgage REITs, which invest the majority of their assets in real estate mortgages, derive their income primarily from interest payments. Hybrid REITs combine the characteristics of both Equity REITs and Mortgage REITs.

     While the Fund will not generally invest in real estate directly, to the extent it invests in REITs, it may be subject to risks similar to those associated with the direct ownership of real estate. These risks include declines in the value of real estate, risks related to general and local economic conditions, dependency on management skill, heavy cash flow dependency, possible lack of availability of mortgage funds, overbuilding, extended vacancies of properties, increased competition, increases in property taxes and operating expenses, changes in zoning laws, losses due to costs resulting from the clean-up of environmental problems, liability to third parties for damages resulting from environmental problems, casualty or condemnation losses, limitations on rents, changes in neighborhood values and in the appeal of properties to tenants and changes in interest rates.

     In addition to these risks, REITs may be affected by changes in the value of the underlying property owned by the trusts, or by the quality of any credit they extend. Further, REITs are dependent upon management skills and generally may not be diversified. REITs are also subject to heavy cash flow dependency, defaults by borrowers and self-liquidation. In addition, REITs could possibly fail to qualify for tax-free pass-through of income under the Code or to maintain their exemptions from registration under the Investment Company Act of 1940, and the rules and regulations thereunder, each as amended from time to time (the "1940 Act"). The above factors may also adversely affect a borrower's or a lessee's ability to meet its obligations to the REIT. In the event of a default by a borrower or lessee, the REIT may experience delays in enforcing its rights as a mortgagee or lessor and may incur substantial costs associated with protecting its investments. The Fund may invest in certain "special purpose" REITs that invest their assets in specific real estate sectors, such as hotel REITs, nursing home REITs or warehouse REITs, and are therefore subject, in addition to the foregoing risks, to the risks associated with adverse developments in any such sectors.

     The Fund's investment in a REIT may require the Fund to accrue and distribute income not yet received or may result in the Fund making distributions which constitute a return of capital to shareholders for federal income tax purposes. In addition, distributions by the Fund from REITs will not qualify for the corporate dividends-received deduction.

DELAYED FUNDING LOANS AND REVOLVING CREDIT FACILITIES

     The Fund may also enter into, or acquire participations in, delayed funding loans and revolving credit facilities. Delayed funding loans and revolving credit facilities are borrowing arrangements in which the lender agrees to make loans up to a maximum amount upon demand by the borrower during a specified term. A revolving credit facility differs from a delayed funding loan in that as the borrower repays the loan, an amount equal to the repayment may be borrowed again during the term of the revolving credit facility. Delayed funding loans and revolving credit facilities usually provide for floating or variable rates of interest. These commitments may have the effect of requiring the Fund to increase its investment in a company at a time when it might not otherwise be desirable to do so (including a time when the company's financial condition makes it unlikely that such amounts will be repaid). To the extent that the Fund is committed to advance additional funds, it will at all times segregate liquid assets as required by the 1940 Act and SEC staff orders and interpretations thereunder.

     The Fund may invest in delayed funding loans and revolving credit facilities with credit quality comparable to that of issuers of its securities investments. Delayed funding loans and revolving credit facilities may be subject to restrictions on transfer, and only limited opportunities may exist to resell such instruments. As a result, the Fund may be unable to sell such investments at an opportune time or may have to resell them at less than fair market value. The Fund currently intends to treat delayed funding loans and revolving credit facilities for which there is no readily available market as illiquid. For a further discussion of the risks involved in investing in loan participations and other forms of direct indebtedness, see "-Loan Participations and Assignments." Participation interests in revolving credit facilities will be subject to the limitations discussed in "-Loan Participations and Assignments." Delayed funding loans and revolving credit facilities are considered to be debt obligations for the purposes of the Fund's investment restriction relating to the lending of funds or assets by the Fund.

DERIVATIVE INSTRUMENTS

     In pursuing its investment objectives, the Fund may purchase and sell (write) both put options and call options on securities, swap agreements, and securities indexes, and enter into interest rate and index futures contracts and purchase and sell options on such futures contracts ("futures options") to add leverage to the portfolio, for hedging purposes, for duration management or as part of its overall investment strategy. For example, the Fund may use derivatives in an attempt to protect against possible changes in the market value of the Fund's portfolio resulting from trends in the bond markets and changes in interest rates, to protect the Fund's unrealized gains in the value of its portfolio securities, to facilitate the sale of such securities for investment purposes, to establish a position in the securities markets as a temporary substitute for purchasing particular securities and to enhance income or gain. The Fund also may enter into swap agreements with respect to interest rates, securities indexes and other assets and measures of risk or return. The Fund may also use other types of instruments that are currently available or that may be introduced in the future, including other types of options, futures contracts or futures options, provided that their use is consistent with the Fund's investment objectives.

     The value of some derivative instruments in which the Fund may invest may be particularly sensitive to changes in prevailing interest rates, and, like the other investments of the Fund, the ability of the Fund to utilize these instruments successfully may depend in part upon the ability of the Advisor to forecast interest rates and other economic factors correctly. If the Advisor incorrectly forecasts such factors and has taken positions in derivative instruments contrary to prevailing market trends, the Fund could be exposed to the risk of loss.

     The Fund might not employ any of the strategies described below, and no assurance can be given that any strategy used will succeed. If the Advisor incorrectly forecasts interest rates, market values or other economic factors in utilizing a derivatives strategy for the Fund, the Fund might have been in a better position if it had not entered into the transaction at all. Also, suitable derivative transactions may not be available in all circumstances. The use of these strategies involves certain special risks, including a possible imperfect correlation, or even no correlation, between price movements of derivative instruments and price movements of related investments. While some strategies involving derivative instruments can reduce the risk of loss, they can also reduce the opportunity for gain or even result in losses by offsetting favorable price movements in related investments or otherwise, due to the possible inability of the Fund to purchase or sell a portfolio security at a time that otherwise would be favorable or the possible need to sell a portfolio security at a disadvantageous time because the Fund is required to maintain asset coverage or offsetting positions in connection with transactions in derivative instruments and due to the possible inability of the Fund to close out or to liquidate its derivatives positions. Income earned by the Fund from many derivative strategies will be treated as capital gain and, if not offset by net realized capital loss, will be distributed to shareholders in taxable distributions.

     OPTIONS ON SECURITIES, SWAP AGREEMENTS AND INDEXES. The Fund may purchase and sell both put and call options on securities, swap agreements or indexes in standardized contracts traded on domestic or other securities exchanges, boards of trade, or similar entities, or quoted on NASDAQ or on an over-the-counter market, and agreements, sometimes called cash puts, which may accompany the purchase of a new issue of debt obligations from a dealer.

     An option on a security (or an index) is a contract that gives the holder of the option, in return for a premium, the right to buy from (in the case of a call) or sell to (in the case of a put) the writer of the option the security underlying the option (or the cash value of the index) at a specified exercise price at any time during the term of the option. The writer of an option on a security has the obligation upon exercise of the option to deliver the underlying security upon payment of the exercise price or to pay the exercise price upon delivery of the underlying security. Upon exercise, the writer of an option on an index is obligated to pay the difference between the cash value of the index and the exercise price multiplied by the specified multiplier for the index option. (An index is designed to reflect features of a particular securities market, a specific group of financial instruments or securities, or certain economic indicators.)

     The Fund will generally write call options and put options only if they are "covered." In the case of a call option on a debt obligation or other security, the option is "covered" if the Fund owns the security underlying the call, segregates cash or other liquid assets in the amount of the security's value or has an absolute and immediate right to acquire that security without additional cash consideration (or, if additional cash consideration is required, cash or other liquid assets in such amount are segregated on the Fund's records) upon conversion or exchange of other securities held by the Fund. For a call option on an index, the option is covered if the Fund maintains with its custodian liquid assets, in an amount equal to the contract value of the index. A call option is also covered if the Fund holds a call on the same security or index as the call written where the exercise price of the call held is (i) equal to or less than the exercise price of the call written, or (ii) greater than the exercise price of the call written, provided the difference is maintained by the Fund in segregated liquid assets. A put option on a security or an index is "covered" if the Fund segregates liquid assets equal to the exercise price. A put option is also covered if the Fund holds a put on the same security or index as the put written where the exercise price of the put held is (i) equal to or greater than the exercise price of the put written, or (ii) less than the exercise price of the put written, provided the difference is maintained by the Fund in segregated liquid assets. The Fund may also cover options that it writes using other permitted methods.

     If an option written by the Fund expires unexercised, the Fund realizes a capital gain equal to the premium received at the time the option was written. If an option purchased by the Fund expires unexercised, the Fund realizes a capital loss equal to the premium paid. Transaction costs must also be included in these calculations. Prior to the earlier of exercise or expiration, an exchange traded option may be closed out by an offsetting purchase or sale of an option of the same series (type, exchange, underlying security or index, exercise price, and expiration). There can be no assurance, however, that a closing purchase or sale transaction can be effected when the Fund desires.

     The Fund may sell put or call options it has previously purchased, which could result in a net gain or loss depending on whether the amount realized on the sale is more or less than the premium and other transaction costs paid on the put or call option which is sold. Prior to exercise or expiration, an option may be closed out by an offsetting purchase or sale of an option of the same series. The Fund will realize a capital gain from a closing purchase transaction if the cost of the closing option is less than the premium received from writing the option, or, if it is more, the Fund will realize a capital loss. If the premium received from a closing sale transaction is more than the premium paid to purchase the option, the Fund will realize a capital gain or, if it is less, the Fund will realize a capital loss. The principal factors affecting the market value of a put or a call option include supply and demand, interest rates, the current market price of the underlying security or index in relation to the exercise price of the option, the volatility of the underlying security or index and the time remaining until the expiration date.

     The premium paid for a put or call option purchased by the Fund is an asset of the Fund. The premium received for an option written by the Fund is recorded as a deferred credit. The value of an option purchased or written is marked to market daily and is valued at the closing price on the exchange on which it is traded or, if not traded on an exchange or no closing price is available, at the mean between the last bid and asked prices.

     The Fund may write covered straddles consisting of a combination of a call and a put written on the same underlying security. A straddle will be covered when sufficient assets are deposited to meet the Fund's immediate obligations. The Fund may use the same liquid assets to cover both the call and put options where the exercise price of the call and put are the same, or the exercise price of the call is higher than that of the put. In such cases, the Fund will also segregate liquid assets equivalent to the amount, if any, by which the put is "in the money."

     For more information regarding options on swap agreements, see "-Swap Agreements" below.

     OVER-THE-COUNTER ("OTC") OPTIONS. Unlike exchange-traded options, which are standardized with respect to the underlying instrument, expiration date, contract size and strike price, the terms of OTC options (options not traded on exchanges) generally are established through negotiation with the other party to the option contract. While this type of arrangement allows the Fund great flexibility to tailor the option to its needs, OTC options generally involve greater risk than exchange-traded options, which are guaranteed by the clearing organization of the exchanges where they are traded. Thus, when the Fund purchases an OTC option, it relies on the counterparty from whom it purchased the option to make or take delivery of the underlying investment upon exercise of the option. Failure by the counterparty to do so would result in the loss of any premium paid by the Fund as well as the loss of any expected benefit of the transaction.

     Closing transactions can be made for OTC options only by negotiating directly with the counterparty, or by a transaction in the secondary market if any such market exists. There can be no assurance that the Fund will in fact be able to close out an OTC option position at a favorable price prior to expiration. In the event of insolvency of the counterparty, the Fund might be unable to close out an OTC option position at any time prior to its expiration, if at all. In addition, OTC options are considered illiquid by the SEC.

     RISKS ASSOCIATED WITH OPTIONS ON SECURITIES, SWAP AGREEMENTS AND INDEXES. There are several risks associated with transactions in options on securities, swap agreements and indexes. For example, there are significant differences between the securities and options markets that could result in an imperfect correlation between these markets, causing a given transaction not to achieve its objective. A decision as to whether, when and how to use options involves the exercise of skill and judgment, and even a well-conceived transaction may be unsuccessful to some degree because of market behavior or unexpected events.

     During the option period, the covered call writer has, in return for the premium on the option, given up the opportunity to profit from a price increase in the underlying security above the exercise price, but, as long as its obligation as a writer continues, has retained the risk of loss should the price of the underlying security decline. The writer of an option has no control over the time when it may be required to fulfill its obligation as a writer of the option. Once an option writer has received an exercise notice, it cannot effect a closing purchase transaction in order to terminate its obligation under the option and must deliver the underlying security at the exercise price. If a put or call option purchased by the Fund is not sold when it has remaining value, and if the market price of the underlying security remains equal to or greater than the exercise price (in the case of a put), or remains less than or equal to the exercise price (in the case of a call), the Fund will lose its entire investment in the option. Also, where a put or call option on a particular security is purchased to hedge against price movements in a related security, the price of the put or call option may move more or less than the price of the related security.

     There can be no assurance that a liquid market will exist when the Fund seeks to close out an option position. If the Fund were unable to close out an option that it had purchased on a security, it would have to exercise the option in order to realize any profit or the option may expire worthless. If the Fund were unable to close out a covered call option that it had written on a security, it would not be able to sell the underlying security unless the option expired without exercise. As the writer of a covered call option, the Fund forgoes, during the option's life, the opportunity to profit from increases in the market value of the security covering the call option above the sum of the premium and the exercise price of the call.

     If trading were suspended in an option purchased by the Fund, the Fund would not be able to close out the option. If restrictions on exercise were imposed, the Fund might be unable to exercise an option it has purchased. Except to the extent that a call option on an index written by the Fund is covered by an option on the same index purchased by the Fund, movements in the index may result in a loss to the Fund; however, such losses may be mitigated by changes in the value of the Fund's securities during the period the option was outstanding.

     FUTURES CONTRACTS AND OPTIONS ON FUTURES CONTRACTS. The Fund may invest in interest rate futures contracts and options thereon ("futures options"). The Fund may also purchase and sell futures contracts on corporate debt obligations (to the extent they are available), U.S. Government securities and other market measures, as well as purchase put and call options on such futures contracts.

     A futures contract on an index or interest rate or other market measure is an agreement pursuant to which two parties agree to take or make delivery of an amount of cash equal to the difference between the value of the index or interest rate or other market measure at the close of the last trading day of the contract and the price at which the index or interest rate contract was originally written. Although the value of an index might be a function of the value of certain specified securities, no physical delivery of these securities is made. A public market exists in futures contracts covering a number of indexes as well as financial instruments, including, among others: U.S. Treasury bonds; U.S. Treasury notes; GNMA Certificates; three-month U.S. Treasury bills; 90-day commercial paper; bank certificates of deposit; Eurodollar certificates of deposit; the

Australian dollar; the Canadian dollar; the British pound; the Japanese yen; the Mexican peso; and certain multinational currencies, such as the euro. It is expected that other futures contracts will be developed and traded in the future.

     The Fund may purchase and write call and put futures options. Futures options possess many of the same characteristics as options on securities and indexes (discussed above). A futures option gives the holder the right, in return for the premium paid, to assume a long position (call) or short position
(put) in a futures contract at a specified exercise price at any time during the period of the option. Upon exercise of a call futures option, the holder acquires a long position in the futures contract and the writer is assigned the opposite short position. In the case of a put option, the opposite is true.

     Futures contracts and futures options generally are standardized and traded on a U.S. or other exchange, board of trade or similar entity, or quoted on an automated quotation system.

     When a purchase or sale of a futures contract is made by the Fund, the Fund is required to deposit with its custodian (or broker, if legally permitted) a specified amount of liquid assets ("initial margin"). The margin required for a futures contract is set by the exchange on which the contract is traded and may be modified during the term of the contract. The initial margin is in the nature of a performance bond or good faith deposit on the futures contract which is returned to the Fund upon termination of the contract, assuming all contractual obligations have been satisfied. The Fund expects to earn taxable interest income on its initial margin deposits. A futures contract held by the Fund is valued daily at the official settlement price of the exchange on which it is traded. Each day the Fund pays or receives cash, called "variation margin," equal to the daily change in value of the futures contract. This process is known as "marking to market." Variation margin does not represent a borrowing or loan by the Fund but is instead a settlement between the Fund and the broker of the amount one would owe the other if the futures contract expired. In computing daily net asset value, the Fund will mark to market its open futures positions.

     The Fund is also required to deposit and maintain margin with respect to put and call options on futures contracts written by it. Such margin deposits will vary depending on the nature of the underlying futures contract (and the related initial margin requirements), the current market value of the option and other futures positions held by the Fund.

     Although some futures contracts call for making or taking delivery of the underlying securities, generally these obligations are closed out prior to delivery by offsetting purchases or sales of matching futures contracts (involving the same exchange, underlying security or index, and delivery month). If an offsetting purchase price is less than the original sale price, the Fund realizes a capital gain, or if it is more, the Fund realizes a capital loss. Conversely, if an offsetting sale price is more than the original purchase price, the Fund realizes a capital gain, or if it is less, the Fund realizes a capital loss. The transaction costs must also be included in these calculations.

     The Fund may write covered straddles consisting of a call and a put written on the same underlying futures contract. The Fund may cover a straddle in several ways including the following. A straddle will be covered when sufficient assets are deposited to meet the Fund's immediate obligations. The Fund may use the same liquid assets to cover both the call and put options where the exercise price of the call and put are the same, or the exercise price of the call is higher than that of the put. In such cases, the Fund will also segregate liquid assets equivalent to the amount, if any, by which the put is "in the money."

     The Fund is operated by a person who has claimed an exclusion from the definition of the term "commodity pool operator" under the Commodity Exchange Act (the "CEA"), and, therefore, such person is not subject to registration or regulation as a pool operator under the CEA.

     LIMITATIONS ON USE OF FUTURES AND FUTURES OPTIONS. When purchasing a futures contract, the Fund will maintain with its custodian (and mark-to-market on a daily basis) liquid assets, that, when added to the amounts deposited with a futures commission merchant as margin, are equal to the market value of the futures contract. Alternatively, the Fund may "cover" its position by purchasing a put option on the same futures contract with a strike price as high or higher than the price of the contract held by the Fund.

     When selling a futures contract, the Fund will maintain with its custodian (and mark-to-market on a daily basis) liquid assets that are equal to the market value of the instruments underlying the contract. Alternatively, the Fund may "cover" its position by owning the instruments underlying the contract (or, in the case of an index futures contract, a portfolio with a volatility substantially similar to that of the index on which the futures contract is based), or by holding a call option permitting the Fund to purchase the same futures contract at a price no higher than the price of the contract written by the Fund (or at a higher price if the difference is maintained in liquid assets with the Fund's custodian).

     When selling a call option on a futures contract, the Fund will maintain with its custodian (and mark-to-market on a daily basis) liquid assets that, when added to the amounts deposited with a futures commission merchant as margin, equal the total market value of the futures contract underlying the call option. Alternatively, the Fund may cover its position by entering into a long position in the same futures contract at a price no higher than the strike price of the call option, by owning the instruments underlying the futures contract, or by holding a separate call option permitting the Fund to purchase the same futures contract at a price not higher than the strike price of the call option sold by the Fund.

     When selling a put option on a futures contract, the Fund will maintain with its custodian (and mark-to-market on a daily basis) liquid assets that equal the purchase price of the futures contract, less any margin on deposit. Alternatively, the Fund may cover the position either by entering into a short position in the same futures contract, or by owning a separate put option permitting it to sell the same futures contract so long as the strike price of the purchased put option is the same as or higher than the strike price of the put option sold by the Fund.

     Segregation of assets to cover the Fund's obligations under futures contracts and related options will not eliminate the leverage risk arising from such use, which may tend to exaggerate the effect on net asset value of any increase or decrease in the market value of the Fund's portfolio, and may require liquidation of portfolio positions when it is not advantageous to do so.

     The requirements for qualification as a regulated investment company also may limit the extent to which the Fund may enter into futures, futures options or forward contracts. See "Tax Matters."

     RISKS ASSOCIATED WITH FUTURES AND FUTURES OPTIONS. There are several risks associated with the use of futures contracts and futures options as hedging techniques. A purchase or sale of a futures contract may result in losses in excess of the amount invested in the futures contract. There can be no guarantee that there will be a correlation between price movements in the hedging vehicle and in the Fund securities being hedged. In addition, there are significant differences between the securities and futures markets that could result in an imperfect correlation between the markets, causing a given hedge not to achieve its objectives. The degree of imperfection of correlation depends on circumstances such as variations in speculative market demand for futures and futures options, including technical influences in futures trading and futures options, and differences between the financial instruments being hedged and the instruments underlying the standard contracts available for trading in such respects as interest rate levels, maturities and creditworthiness of issuers. A decision as to whether, when and how to hedge involves the exercise of skill and judgment, and even a well-conceived hedge may be unsuccessful to some degree because of market behavior or unexpected interest rate trends.

     Futures contracts on U.S. Government securities historically have reacted to an increase or decrease in interest rates in a manner similar to that in which the underlying U.S. Government securities reacted. To the extent, however, that the Fund enters into such futures contracts, the value of such futures will not vary in direct proportion to the value of the Fund's holdings of debt obligations. Thus, the anticipated spread between the price of the futures contract and the hedged security may be distorted due to differences in the nature of the markets. The spread also may be distorted by differences in initial and variation margin requirements, the liquidity of such markets and the participation of speculators in such markets.

     Futures exchanges may limit the amount of fluctuation permitted in certain futures contract prices during a single trading day. The daily limit establishes the maximum amount that the price of a futures contract may vary either up or down from the previous day's settlement price at the end of the current trading session. Once the daily limit has been reached in a futures contract subject to the limit, no more trades may be made on that day at a price beyond that limit. The daily limit governs only price movements during a particular trading day and therefore does not limit potential losses because the limit may work to prevent the liquidation of unfavorable positions. For example, futures prices have occasionally moved to the daily limit for several consecutive trading days with little or no trading, thereby preventing prompt liquidation of positions and subjecting some holders of futures contracts to substantial losses.

     There can be no assurance that a liquid market will exist at a time when the Fund seeks to close out a futures contract or a futures option position, and the Fund would remain obligated to meet margin requirements until the position is closed. In addition, many of the contracts discussed above are relatively new instruments without a significant trading history. As a result, there can be no assurance that an active secondary market will develop or continue to exist.

     SWAP AGREEMENTS. The Fund may enter into swap agreements with respect to interest rates, currencies, indexes of securities and other assets or measures of risk or return. The Fund may also enter into options on swap agreements ("swap options"). These transactions are entered into in an attempt to obtain a particular return when it is considered desirable to do so, possibly at a lower cost to the Fund than if the Fund had invested directly in an instrument that yielded that desired return. Swap agreements are two-party contracts entered into primarily by institutional investors for periods ranging from a few weeks to more than one year. In a standard "swap" transaction, two parties agree to exchange the returns (or differentials in rates of return) earned or realized on particular predetermined investments or instruments, which may be adjusted for an interest factor. The gross returns to be exchanged or "swapped" between the parties are generally calculated with respect to a "notional amount," i.e., the return on or increase in value of a particular dollar amount invested at a particular interest rate or in a "basket" of securities representing a particular index. Forms of swap agreements include interest rate caps, under which, in return for a premium, one party agrees to make payments to the other to the extent that interest rates exceed a specified rate, or "cap"; interest rate floors, under which, in return for a premium, one party agrees to make payments to the other to the extent that interest rates fall below a specified rate, or "floor"; and interest rate collars, under which a party sells a cap and purchases a floor or vice versa in an attempt to protect itself against interest rate movements exceeding given minimum or maximum levels. The Fund may use interest rate caps, floors and collars to a substantial degree in connection with its leveraging strategies. See "-Certain Interest Rate Swap Transactions" below. A swap option is a contract that gives a counterparty the right (but not the obligation) to enter into a new swap agreement or to shorten, extend, cancel or otherwise modify an existing swap agreement, at some designated future time on specified terms. The Fund may write (sell) and purchase put and call swap options.

     Most swap agreements entered into by the Fund would calculate the obligations of the parties to the agreement on a "net basis." Consequently, the Fund's current obligations (or rights) under a swap agreement will generally be equal only to the net amount to be paid or received under the agreement based on the relative values of the positions held by each party to the agreement (the "net amount"). The Fund's current obligations under a swap agreement will be accrued daily (offset against any amounts owed to the Fund). The Fund may use swap agreements to add leverage to the portfolio. The Fund may (but is not required to) cover any accrued but unpaid net amounts owed to a swap counterparty through the segregation of liquid assets. Obligations under swap agreements so covered will not be construed to be "senior securities" for purposes of the Fund's investment restriction concerning senior securities or borrowings.

     Whether the Fund's use of swap agreements or swap options will be successful in furthering its investment objectives will depend on the Advisor's ability to predict correctly whether certain types of investments are likely to produce greater returns than other investments. Because they are two-party contracts and because they may have terms of greater than seven days, swap agreements may be considered to be illiquid. Moreover, the Fund bears the risk of loss of the amount expected to be received under a swap agreement in the event of the default or bankruptcy of a swap agreement counterparty. The Fund will enter into swap agreements only with counterparties that meet certain standards of creditworthiness. The swaps market is a relatively new market and is largely unregulated. Swap agreements of the type the Fund will enter into are generally exempt from most provisions of the CEA and, therefore, are not regulated as futures or commodity option transactions under the CEA. It is possible that developments in the swaps market, including potential government regulation, could adversely affect the Fund's ability to terminate existing swap agreements or to realize amounts to be received under such agreements.

     Depending on the terms of the particular option agreement, the Fund will generally incur a greater degree of risk when it writes a swap option than it will incur when it purchases a swap option. When the Fund purchases a swap option, it risks losing only the amount of the premium it has paid should it decide to let the option expire unexercised. However, when the Fund writes a swap option, upon exercise of the option the Fund will become obligated according to the terms of the underlying agreement.

     CERTAIN INTEREST RATE SWAP TRANSACTIONS. As described above, the Fund may enter into interest rate swaps and caps. Interest rate swaps involve the Fund's agreement with the swap counterparty to pay a fixed rate payment in exchange for the counterparty paying the Fund a variable rate payment that may be structured so as to approximate the Fund's variable rate payment obligation on Preferred Shares or any variable rate borrowing or other form of leverage with a variable cost. The payment obligation would be based on the notional amount of the swap. The Fund may use an interest rate cap, which would require the Fund to pay a premium to the cap counterparty and would entitle the Fund, to the extent that a specified variable rate index exceeds a predetermined fixed rate, to receive from the counterparty payment of the difference based on the notional amount. The Fund may use interest rate swaps or caps with the intent to reduce or eliminate the risk that an increase in short-term interest rates could have on the performance of the common shares of beneficial interest of the Fund ("Common Shares") as a result of the Fund's investments and capital structure, and may also use these instruments for other hedging or investment purposes. Such transactions involve costs, however, and may not be successful.

CREDIT DEFAULT SWAPS

     The Fund may enter into credit default swap contracts for investment purposes and to add leverage to the portfolio. As the seller in a credit default swap contract, the Fund would be required to pay the par (or other agreed-upon) value of a referenced debt obligation to the counterparty in the event of a default by a third party, such as a U.S. or foreign corporate issuer, on the debt obligation. In return, the Fund would receive from the counterparty a periodic stream of payments over the term of the contract provided that no event of default has occurred. If no default occurs, the Fund would keep the stream of payments and would have no payment obligations. As the seller, the Fund would effectively add leverage to its portfolio because, in addition to its total managed assets, the Fund would be subject to investment exposure on the notional amount of the swap.

     The Fund may also purchase credit default swap contracts in order to hedge against the risk of default of debt securities held in its portfolio, in which case the Fund would function as the counterparty referenced in the preceding paragraph. This would involve the risk that the investment may expire worthless and would only generate income in the event of an actual default by the issuer of the underlying obligation (as opposed to a credit downgrade or other indication of financial instability). It would also involve credit risk - that the seller may fail to satisfy its payment obligations to the Fund in the event of a default.

STRUCTURED NOTES AND OTHER HYBRID INSTRUMENTS

     The Fund may invest in "structured" notes, which are privately negotiated debt obligations where the principal and/or interest is determined by reference to the performance of a benchmark asset or market, such as selected securities or an index of securities, or the differential performance of two assets or markets, such as indices reflecting taxable and tax-exempt bonds. Depending on the terms of the note, the Fund may forgo all or part of the interest and principal that would be payable on a comparable conventional note. The rate of return on structured notes may be determined by applying a multiplier to the performance or differential performance of the referenced index(es) or other asset(s). Application of a multiplier involves leverage which will serve to magnify the potential for gain and the risk of loss. The Fund may use structured notes to add leverage to the portfolio and for investment as well as risk management purposes, such as to reduce the interest rate sensitivity of the Fund's portfolio (and thereby decrease the Fund's exposure to interest rate risk). Like other sophisticated strategies, the Fund's use of structured notes may not work as intended; for example, by reducing the duration of the Fund's portfolio, structured notes may limit the Fund's return when having a longer duration would be beneficial (for instance, when interest rates decline). Because structured notes of the type in which the Fund anticipates it will invest typically involve no credit enhancement, their credit risk generally will be equivalent to that of the underlying investments.

     The Fund may invest in other types of "hybrid" instruments which combine the characteristics of securities, futures, and options. For example, the principal amount or interest rate of a hybrid could be tied (positively or negatively) to the price of some commodity, currency or securities index or another interest rate (each a "benchmark"). The interest rate or (unlike most debt obligations) the principal amount payable at maturity of a hybrid security may be increased or decreased, depending on changes in the value of the benchmark. Hybrids can be used as an efficient means of pursuing a variety of investment goals, including duration management and increased total return. Hybrids may not bear interest or pay dividends. The value of a hybrid or its interest rate may be a multiple of a benchmark and, as a result, may be leveraged and move (up or down) more steeply and rapidly than the benchmark. These benchmarks may be sensitive to economic and political events that cannot be readily foreseen by the purchaser of a hybrid. Under certain conditions, the redemption value of a hybrid could be zero. Thus, an investment in a hybrid may entail significant market risks that are not associated with a similar investment in a traditional, U.S. dollar-denominated bond that has a fixed principal amount and pays a fixed rate or floating rate of interest. The purchase of hybrids also exposes the Fund to the credit risk of the issuer of the hybrids. These risks may cause significant fluctuations in the net asset value of the Fund.

     Certain issuers of structured products such as hybrid instruments may be deemed to be investment companies as defined in the 1940 Act. As a result, the Fund's investments in these products may be subject to limits applicable to investments in investment companies and may be subject to restrictions contained in the 1940 Act. Structured products are typically sold in private placement transactions, and there currently is no active trading market for structured products.

U.S. GOVERNMENT SECURITIES

     U.S. Government securities are obligations of, or guaranteed by, the U.S. Government, its agencies or instrumentalities. The U.S. Government does not guarantee the net asset value or market price of the Fund's shares. Some U.S. Government securities, such as U.S. TIPS and Treasury bills, notes and bonds, and securities guaranteed by the GNMA, are supported by the full faith and credit of the United States; others, such as those of the Federal Home Loan Banks, are supported by the right of the issuer to borrow from the U.S. Treasury; others, such as those of the FNMA, are supported by the discretionary authority of the U.S. Government to purchase the agency's obligations; and still others, such as those of the Student Loan Marketing Association, are supported only by the credit of the instrumentality. No assurance can be given that the U.S. Government will provide financial support to U.S. Government-sponsored instrumentalities if it is not obligated to do so by law. U.S. Government securities include securities that have no coupons, or have been stripped of their unmatured interest coupons, individual interest coupons from such securities that trade separately and evidences of receipt of such securities. Such securities may pay no cash income, and are purchased at a deep discount from their value at maturity. See "--Zero-Coupon Bonds, Step-Ups and Payment-In-Kind Securities." Custodial receipts issued in connection with so-called trademark zero-coupon securities, such as CATs and TIGRs, are not issued by the U.S. Treasury, and are therefore not U.S. Government securities, although the underlying bond represented by such receipt is a debt obligation of the U.S. Treasury. Other zero-coupon Treasury securities (e.g., STRIPs and CUBEs) are direct obligations of the U.S. Government.

MUNICIPAL BONDS

     The Fund may invest in municipal bonds which pay interest that, in the opinion of bond counsel to the issuer (or on the basis of other authority believed by the Advisor to be reliable), is exempt from federal income taxes ("municipal bonds"), although dividends that the Fund pays that are attributable to such interest will not be tax-exempt to shareholders of the Fund.

     Municipal bonds share the attributes of debt obligations in general, but are generally issued by states, municipalities and other political subdivisions, agencies, authorities and instrumentalities of states and multi-state agencies or authorities. The municipal bonds that the Fund may purchase include general obligation bonds and limited obligation bonds (or revenue bonds), including industrial development bonds issued pursuant to former federal tax law. General obligation bonds are obligations involving the credit of an issuer possessing taxing power and are payable from such issuer's general revenues and not from any particular source. Limited obligation bonds are payable only from the revenues derived from a particular facility or class of facilities or, in some cases, from the proceeds of a special excise or other specific revenue source. Tax-exempt private activity bonds and industrial development bonds generally are also revenue bonds and thus are not payable from the issuer's general revenues. The credit and quality of private activity bonds and industrial development bonds are usually related to the credit of the corporate user of the facilities. Payment of interest on and repayment of principal of such bonds is the responsibility of the corporate user (and/or any guarantor).

     Municipal bonds are subject to credit and market risk. Generally, prices of higher quality issues tend to fluctuate less with changes in market interest rates than prices of lower quality issues and prices of longer maturity issues tend to fluctuate more than prices of shorter maturity issues. Prices and yields on municipal bonds are dependent on a variety of factors, including general money-market conditions, the financial condition of the issuer, general conditions of the municipal bond market, the size of a particular offering, the maturity of the obligation and the rating of the issue. A number of these factors, including the ratings of particular issues, are subject to change from time to time. Information about the financial condition of an issuer of municipal bonds may not be as extensive as that which is made available by corporations whose securities are publicly traded. Obligations of issuers of municipal bonds are subject to the provisions of bankruptcy, insolvency and other laws, such as the Federal Bankruptcy Reform Act of 1978, affecting the rights and remedies of creditors. Congress or state legislatures may seek to extend the time for payment of principal or interest, or both, or to impose other constraints upon enforcement of such obligations. There is also the possibility that as a result of litigation or other conditions, the power or ability of issuers to meet their obligations for the payment of interest and principal on their municipal bonds may be materially affected or their obligations may be found to be invalid or unenforceable.

WHEN-ISSUED, DELAYED DELIVERY AND FORWARD COMMITMENT TRANSACTIONS

     The Fund may purchase or sell securities on a when-issued, delayed delivery or forward commitment basis. When such purchases are outstanding, the Fund will segregate until the settlement date liquid assets in an amount sufficient to meet the purchase price. Typically, no income accrues on securities the Fund has committed to purchase prior to the time delivery of the securities is made, although the Fund may earn income on securities it has segregated.

     When purchasing a security on a when-issued, delayed delivery, or forward commitment basis, the Fund assumes the rights and risks of ownership of the security, including the risk of price and yield fluctuations, and takes such fluctuations into account when determining its net asset value. Because the Fund is not required to pay for the security until the delivery date, these risks are in addition to the risks associated with the Fund's other investments. If the Fund remains substantially fully invested at a time when when-issued, delayed delivery, or forward commitment purchases are outstanding, the purchases may result in a form of leverage.

     When the Fund has sold a security on a when-issued, delayed delivery, or forward commitment basis, the Fund does not participate in future gains or losses with respect to the security. If the other party to a transaction fails to deliver or pay for the securities, the Fund could miss a favorable price or yield opportunity or could suffer a loss. The Fund may dispose of or renegotiate a transaction after it is entered into, and may sell when-issued, delayed delivery or forward commitment securities before they are delivered, which may result in a capital gain or loss. When-issued, delayed delivery or forward commitment transactions may be considered securities in themselves, and involve a risk of loss if the value of the security to be purchased declines prior to the settlement date, which risk is in addition to the risk of decline in the value of the Fund's other assets. Where such purchases are made through dealers, the Fund relies on the dealer to consummate the sale. The dealer's failure to do so may result in the loss to the Fund of an advantageous yield or price. There is no percentage limitation on the extent to which the Fund may purchase or sell securities on a when-issued, delayed delivery, or forward commitment basis.

REPURCHASE AGREEMENTS

     For the purposes of maintaining liquidity and achieving income or otherwise, the Fund may enter into repurchase agreements with domestic commercial banks or registered broker/dealers. A repurchase agreement is a contract under which the Fund would acquire a security for a relatively short period (usually not more than one week) subject to the obligation of the seller to repurchase and the Fund to resell such security at a fixed time and price (representing the Fund's cost plus interest). In the case of repurchase agreements with broker-dealers, the value of the underlying securities (or collateral) will be at least equal at all times to the total amount of the repurchase obligation, including the interest factor. The Fund bears a risk of loss in the event that the other party to a repurchase agreement defaults on its obligations and the Fund is delayed or prevented from exercising its rights to dispose of the collateral securities. This risk includes the risk of procedural costs or delays in addition to a loss on the securities if their value should fall below their repurchase price. The Advisor will monitor the creditworthiness of the counterparties.

BORROWING

     The Fund may borrow money to the extent permitted under the 1940 Act as interpreted, modified or otherwise permitted by regulatory authority having jurisdiction, from time to time. The Fund may from time to time borrow money to add leverage to the portfolio. The Fund may also borrow money for temporary administrative purposes.

     Under the 1940 Act, the Fund generally is not permitted to engage in borrowings unless immediately after a borrowing the value of the Fund's total assets less liabilities (other than the borrowing and other senior securities) is at least 300% of the principal amount of such borrowing. In addition, the Fund is not permitted to declare any cash dividend or other distribution on the Common Shares unless, at the time of such declaration, such asset coverage test is satisfied. If the Fund borrows, it intends, to the extent possible, to prepay all or a portion of the principal amount of the borrowing to the extent necessary in order to maintain the required asset coverage. Failure to maintain certain asset coverage requirements could result in an event of default and entitle the holders of Preferred Shares (the "Preferred Shares Holders"), and other holders of preferred shares of the Fund, if any, to elect a majority of the Trustees of the Fund.

     As described elsewhere in this section and in the Prospectus, the Fund also may enter into certain transactions, including reverse repurchase agreements, credit default swap contracts and other derivative instruments that can constitute a form of borrowing or financing transaction by the Fund. The Fund may enter into these transactions in order to add leverage to the portfolio. See "The Fund's Objectives, Strategies and Investments" in the Prospectus. The Fund may (but is not required to) cover its commitment under these instruments by the segregation of liquid assets or by entering into offsetting transactions or owning positions covering its obligations. To the extent these instruments are so covered, (1) they will not be considered "senior securities" under the 1940 Act and therefore will not be subject to the 300% asset coverage requirement otherwise applicable to borrowings by the Fund and (2) investments in these instruments (other than reverse repurchase agreements and dollar roll transactions) will not be considered leverage for purposes of the Fund's policy on the amount of leverage it may incur or considered "leverage" for purposes of calculating the Fund's total managed assets. Although this Statement of Additional Information describes certain permitted methods of segregating assets or otherwise "covering" such transactions for these purposes, such descriptions are not complete. The Fund may cover such transactions using other methods currently or in the future permitted under the 1940 Act or orders issued by the SEC thereunder. For these purposes, interpretations and guidance provided by the SEC staff may be taken into account when deemed appropriate by the Fund. Borrowing will tend to exaggerate the effect on net asset value of any increase or decrease in the market value of the Fund's portfolio. Money borrowed will be subject to interest costs which may or may not be recovered by appreciation of the securities purchased. The Fund also may be required to maintain minimum average balances in connection with such borrowing or to pay a commitment or other fee to maintain a line of credit; either of these requirements would increase the cost of borrowing over the stated interest rate.

REVERSE REPURCHASE AGREEMENTS

     The Fund may enter into reverse repurchase agreements and economically similar transactions in order to add leverage to the portfolio or for hedging or cash management purposes. A reverse repurchase agreement involves the sale of a portfolio-eligible security by the Fund, coupled with its agreement to repurchase the instrument at a specified time and price. Under a reverse repurchase agreement, the Fund continues to receive any principal and interest payments on the underlying security during the term of the agreement. Reverse repurchase agreements involve leverage risk and the risk that the market value of securities retained by the Fund may decline below the repurchase price of the securities sold by the Fund which it is obligated to repurchase. The Fund may (but is not required to) segregate liquid assets, equal (on a daily mark-to-market basis) to its obligations under reverse repurchase agreements. To the extent that positions in reverse repurchase agreements are not so covered, such transactions would be subject to the Fund's limitations on borrowings, which would, among other things, restrict the aggregate of such transactions (plus any other borrowings) to one-third of the Fund's total assets less liabilities (other than the borrowings and other senior securities). Also, reverse repurchase agreements involve the risk that the market value of the securities retained in lieu of sale by the Fund in connection with the reverse repurchase agreement may decline in price. If the buyer of securities under a reverse repurchase agreement files for bankruptcy or becomes insolvent, such buyer or its trustee or receiver may receive an extension of time to determine whether to enforce the Fund's obligation to repurchase the securities, and the Fund's use of the proceeds of the reverse repurchase agreement may effectively be restricted pending such decision. Also, the Fund would bear the risk of loss to the extent that the proceeds of the reverse repurchase agreement are less than the value of the securities subject to such agreement.

     The Fund also may effect simultaneous purchase and sale transactions that are known as "sale-buybacks." A sale-buyback is similar to a reverse repurchase agreement, except that in a sale-buyback, the counterparty who purchases the security is entitled to receive any principal or interest payments made on the underlying security pending settlement of the Fund's repurchase of the underlying security.

DOLLAR ROLLS

     A "dollar roll" is similar to a reverse repurchase agreement in certain respects. In a "dollar roll" transaction the Fund sells a security to a dealer and simultaneously agrees to repurchase a similar security (but not the same security) in the future at a pre-determined price. During the period between the sale and repurchase, the Fund will not be entitled to receive interest and principal payments on the securities sold. A "dollar roll" can be viewed, like a reverse repurchase agreement, as a collateralized borrowing in which the Fund pledges a security to a dealer to obtain cash. However, unlike reverse repurchase agreements, the dealer or other party with which the Fund enters into a dollar roll transaction is not obligated to return the same securities as those originally sold by the Fund, but only securities which are "substantially identical." To be considered "substantially identical," the securities returned to the Fund generally must: (1) if applicable, be collateralized by the same types of underlying mortgages and be issued by the same agency and be part of the same program; (2) have a similar original stated maturity; (3) have identical net coupon rates; (4) have similar market yields (and therefore price); and (5) satisfy "good delivery" requirements, meaning that the aggregate principal amounts of the securities delivered and received back must be within 2.5% of the initial amount delivered.

     As with reverse repurchase agreements, to the extent that positions in dollar roll agreements are not covered by segregated liquid assets, such transactions would be subject to the Fund's restrictions on borrowings.

     Proceeds of the sale will be invested in additional instruments for the Fund, and the income from these investments will generate income for the Fund. If such income does not exceed the income, capital appreciation and gain or loss that would have been realized on the securities sold as part of the dollar roll, the use of this technique will diminish the investment performance of the Fund compared with what the performance would have been without the use of dollar rolls. Dollar roll transactions involve the risk that the market value of the securities the Fund is required to purchase may decline below the agreed upon repurchase price of those securities. The Fund's right to purchase or repurchase securities may be restricted. Successful use of mortgage dollar rolls may depend upon the Advisor's ability to predict interest rates and prepayments correctly. There is no assurance that dollar rolls can be successfully employed.

SHORT SALES

     The Fund may make short sales of securities as part of its overall portfolio management strategy and to offset potential declines in long positions in securities in the Fund's portfolio. A short sale is a transaction in which the Fund sells a security it does not own in anticipation that the market price of that security will decline.

     When the Fund makes a short sale on a security, it must borrow the security sold short and deliver it to the broker-dealer through which it made the short sale as collateral for its obligation to deliver the security upon conclusion of the sale. The Fund may have to pay a fee to borrow particular securities and is often obligated to pay over any accrued interest and dividends on such borrowed securities.

     If the price of the security sold short increases between the time of the short sale and the time the Fund replaces the borrowed security, the Fund will incur a loss; conversely, if the price declines, the Fund will realize a capital gain. Any gain will be decreased, and any loss increased, by the transaction costs described above. The successful use of short selling may be adversely affected by imperfect correlation between movements in the price of the security sold short and the securities being hedged.

     To the extent that the Fund engages in short sales, it will provide collateral to the broker-dealer. A short sale is "against the box" to the extent that the Fund contemporaneously owns, or has the right to obtain at no added cost, securities identical to those sold short. The Fund may also engage in so-called "naked" short sales (i.e., short sales that are not "against the box"), in which case the Fund's losses could be unlimited, in cases where the Fund is unable for whatever reason to close out its short position. The Fund has the flexibility to engage in short selling to the extent permitted by the 1940 Act and rules and interpretations thereunder.

ILLIQUID SECURITIES

     The term "illiquid securities" means securities that cannot be disposed of within seven days in the ordinary course of business at approximately the amount at which the Fund has valued the securities. Illiquid securities are considered to include, among other things, written over-the-counter options, securities or other liquid assets being used as cover for such options, repurchase agreements with maturities in excess of seven days, certain loan participation interests, fixed time deposits which are not subject to prepayment or provide for withdrawal penalties upon prepayment (other than overnight deposits), and other securities whose disposition is restricted under the federal securities laws (other than securities issued pursuant to Rule 144A under the 1933 Act and certain commercial paper).

     Illiquid securities may include privately placed securities, which are sold directly to a small number of investors, usually institutions. Unlike public offerings, such securities are not registered under the federal securities laws. Although certain of these securities may be readily sold, others may be illiquid, and their sale may involve substantial delays and additional costs. In addition, restricted securities may sell at a price lower than similar securities that are not subject to restrictions on resale.

PORTFOLIO TRADING AND TURNOVER RATE

     Portfolio trading may be undertaken to accomplish the investment objectives of the Fund in relation to actual and anticipated movements in interest rates. In addition, a security may be sold and another of comparable quality purchased at approximately the same time to take advantage of what the Advisor believes to be a temporary price disparity between the two securities. Temporary price disparities between two comparable securities may result from supply and demand imbalances where, for example, a temporary oversupply of certain bonds may cause a temporarily low price for such bonds, as compared with other bonds of like quality and characteristics. The Fund may also engage in short-term trading consistent with its investment objectives. Securities may be sold in anticipation of a market decline (a rise in interest rates) or purchased in anticipation of a market rise (a decline in interest rates) and later sold, or to recognize a gain.

     A change in the securities held by the Fund is known as "portfolio turnover." The Advisor manages the Fund without regard generally to restrictions on portfolio turnover. The use of certain derivative instruments with relatively short maturities may tend to exaggerate the portfolio turnover rate for the Fund. Trading in debt obligations does not generally involve the payment of brokerage commissions, but does involve indirect transaction costs. The use of futures contracts may involve the payment of commissions to futures commission merchants. High portfolio turnover (e.g., greater than 100%) involves correspondingly greater expenses to the Fund, including brokerage commissions or dealer mark-ups and other transaction costs on the sale of securities and reinvestments in other securities. The higher the rate of portfolio turnover of the Fund, the higher these transaction costs borne by the Fund generally will be. Transactions in the Fund's portfolio securities may result in realization of taxable capital gains (including short-term capital gains which are generally taxed to shareholders at ordinary income tax rates). The trading costs and tax effects associated with portfolio turnover may adversely affect the Fund's performance.

     The portfolio turnover rate of the Fund is calculated by dividing (a) the lesser of purchases or sales of portfolio securities for the particular fiscal year by (b) the monthly average of the value of the portfolio securities owned by the Fund during the particular fiscal year. In calculating the rate of portfolio turnover, there is excluded from both (a) and (b) all securities, including options, whose maturities or expiration dates at the time of acquisition were one year or less.

WARRANTS TO PURCHASE SECURITIES

     The Fund may invest in warrants to purchase debt or equity securities. Debt obligations with warrants attached to purchase equity securities have many characteristics of convertible bonds and their prices may, to some degree, reflect the performance of the underlying stock. Debt obligations also may be issued with warrants attached to purchase additional debt securities at the same coupon rate. A decline in interest rates would permit the Fund to buy additional bonds at the favorable rate or to sell the warrants at a profit. If interest rates rise, the warrants would generally expire. Warrants do not carry with them the right to dividends or voting rights with respect to the securities that they entitle their holder to purchase, and they do not represent any rights in the assets of the issuer. As a result, warrants may be considered more speculative than certain other types of investments. In addition, the value of a warrant does not necessarily change with the value of the underlying securities and a warrant ceases to have value if it is not exercised prior to its expiration date.

SECURITIES LOANS

     Subject to the Fund's "Investment Restrictions" listed below, the Fund may make secured loans of its portfolio securities to brokers, dealers and other financial institutions amounting to no more than one-third of its total assets (including such loans). The risks in lending portfolio securities, as with other extensions of credit, consist of possible delay in recovery of the securities or possible loss of rights in the collateral should the borrower fail financially. However, such loans will be made only to broker-dealers that are believed by the Advisor to be of relatively high credit standing. Securities loans are made to broker-dealers pursuant to agreements requiring that loans be continuously secured by collateral consisting of U.S. Government securities, cash or cash equivalents (negotiable certificates of deposit, bankers' acceptances or letters of credit) maintained on a daily mark-to-market basis in an amount at least equal at all times to the market value of the securities lent. The borrower pays to the Fund, as the lender, an amount equal to any dividends or interest received on the securities lent. The Fund may invest only the cash collateral received in interest-bearing, short-term securities or receive a fee from the borrower. In the case of cash collateral, the Fund typically pays a rebate to the lender. Although voting rights or rights to consent with respect to the loaned securities pass to the borrower, the Fund, as the lender, retains the right to call the loans and obtain the return of the securities loaned at any time on reasonable notice, and it will do so in order that the securities may be voted by the Fund if the holders of such securities are asked to vote upon or consent to matters materially affecting the investment. The Fund may also call such loans in order to sell the securities involved. When engaged in securities lending, the Fund's performance will continue to reflect changes in the value of the securities loaned and will also reflect the receipt of either interest, through investment of cash collateral by the Fund in permissible investments, or a fee, if the collateral is U.S. Government securities. The Fund may lend its portfolio securities so long as the terms and the structure of such loans are not inconsistent with all regulatory requirements, including the requirements of the 1940 Act and the New York Stock Exchange. The Fund may pay fees in connection with loaned securities, so long as such fees are set forth in a written contract and approved by the Fund's Board of Trustees.

PARTICIPATION ON CREDITORS COMMITTEES

     The Fund may from time to time participate on committees formed by creditors to negotiate with the management of financially troubled issuers of securities held by the Fund. Such participation may subject the Fund to expenses such as legal fees and may make the Fund an "insider" of the issuer for purposes of the federal securities laws, and therefore may restrict the Fund's ability to trade in or acquire additional positions in a particular security when it might otherwise desire to do so. Participation by the Fund on such committees also may expose the Fund to potential liabilities under the federal bankruptcy laws or other laws governing the rights of creditors and debtors. The Fund would participate on such committees only when the Advisor believes that such participation is necessary or desirable to enforce the Fund's rights as a creditor or to protect the value of securities held by the Fund.

COLLATERALIZED BOND OBLIGATIONS

     The Fund may invest in collateralized bond obligations ("CBOs"), which are structured products backed by a diversified pool of high yield public or private fixed income securities. The pool of high yield securities is typically separated into tranches representing different degrees of credit quality. The top tranche of CBOs, which represents the highest credit quality in the pool, has the greatest collateralization and pays the lowest interest rate. Lower CBO tranches represent lower degrees of credit quality and pay higher interest rates to compensate for the attendant risks. The bottom tranche specifically receives the residual interest payments (i.e., money that is left over after the higher tiers have been paid) rather than a fixed interest rate. The return on the bottom tranche of CBOs is especially sensitive to the rate of defaults in the collateral pool.

MEZZANINE INVESTMENTS

     The Fund may invest in certain high yield securities known as mezzanine investments, which are subordinated debt securities which are generally issued in private placements in connection with an equity security (e.g., with attached warrants). Such mezzanine investments may be issued with or without registration rights. Maturities of mezzanine investments are typically seven to ten years, but the expected average life is significantly shorter at three to five years. Mezzanine investments are usually unsecured and subordinate to other obligations of the issuer.

PROJECT LOANS

     The Fund may invest in project loans, which are fixed income securities of issuers whose revenues are primarily derived from mortgage loans to multi-family, nursing home and other real estate development projects. The principal payments on these mortgage loans will be insured by agencies and authorities of the U.S. Government.

SHORT-TERM INVESTMENTS / TEMPORARY DEFENSIVE STRATEGIES

     Upon the Advisor's recommendation, for temporary defensive purposes and in order to keep the Fund's cash fully invested, including the period during which the net proceeds of the offering are being invested, the Fund may invest up to 100% of its total managed assets in high-quality, short-term debt instruments. Such investments may prevent the Fund from achieving its investment objectives.

                             INVESTMENT RESTRICTIONS

FUNDAMENTAL INVESTMENT RESTRICTIONS

     The Fund may (except as noted below):

     (1) Borrow money, make loans or issue senior securities to the fullest extent permitted by the 1940 Act, the rules or regulations thereunder or applicable orders of the SEC, as such statute, rules, regulations or orders may be amended from time to time.

     (2) Not invest 25% or more of its total assets in a particular industry or group of industries. Securities issued or guaranteed by the U.S. Government or its agencies or instrumentalities will not be considered to represent an industry.

     (3) Underwrite securities to the fullest extent permitted by the 1940 Act, the rules or regulations thereunder or applicable orders of the SEC, as such statute, rules, regulations or orders may be amended from time to time.

     (4) Purchase or sell commodities, commodities contracts, futures contracts and related options, options, forward contracts or real estate to the fullest extent permitted by the 1940 Act, the rules or regulations thereunder or applicable orders of the SEC, as such statute, rules, regulations or orders may be amended from time to time.

     The fundamental investment limitations set forth above restrict the Fund's ability to engage in certain practices and purchase securities and other instruments other than as permitted by, or consistent with, the 1940 Act. Relevant limitations of the 1940 Act are described below. These limitations are based either on the 1940 Act itself, the rules or regulations thereunder or applicable orders of the SEC. In addition, interpretations and guidance provided by the SEC staff may be taken into account, where deemed appropriate by the Fund, to determine if a certain practice or the purchase of securities or other instruments is permitted by the 1940 Act, the rules or regulations thereunder or applicable orders of the SEC. As such, these limitations of the 1940 Act are not "fundamental;" that is, the limitations will change as the statute, rules, regulations or orders (or, if applicable, interpretations) change, and no shareholder vote will be required or sought.

     Fundamental Investment Restriction (1). Under the 1940 Act, the Fund may only borrow up to one-third of the value of its total assets less liabilities (other than liabilities representing senior securities). For more information on leverage and the risks relating thereto, see "The Fund's Objectives, Strategies and Investments" and "Risks - General Risks of Investing in the Fund - Leverage Risk" in the Prospectus.

     The 1940 Act also restricts the ability of any closed-end fund to lend. Under the 1940 Act, the Fund may only make loans if expressly permitted to do so by the Fund's investment policies, and the Fund may not make loans to persons who control or are under common control with the Fund. Thus, the 1940 Act effectively prohibits the Fund from making loans to certain persons when conflicts of interest or undue influence are most likely present. The Fund may, however, make other loans which if made would expose shareholders to additional risks, such as the failure of the other party to repay the loan. The Fund retains the flexibility to make loans to the extent permitted by its investment policies, other than loans of securities, which will be limited to 33 1/3% of the Fund's total assets.

     The ability of a closed-end fund to issue senior securities is severely circumscribed by complex regulatory constraints under the 1940 Act that restrict, for instance, the amount, timing, and form of senior securities that may be issued. Certain portfolio management techniques, such as reverse repurchase agreements, credit default swaps, futures contracts, dollar rolls, the purchase of securities on margin, short sales, or the writing of puts on portfolio securities, may be considered senior securities unless appropriate steps are taken to segregate the Fund's assets or otherwise cover its obligations. To the extent the Fund covers its commitment under these transactions, including by the segregation of liquid assets, such instrument will not be considered a "senior security" by the Fund and therefore will not be subject to the 300% asset coverage requirement otherwise applicable to borrowings by the Fund (or, as the case may be, the 200% asset coverage requirement applicable to preferred shares).

     Under the 1940 Act, a "senior security" does not include any promissory note or evidence of indebtedness where such loan is for temporary purposes only and in an amount not exceeding 5% of the value of the total assets of the issuer at the time the loan is made. A loan is presumed to be for temporary purposes if it is repaid within sixty days and is not extended or renewed.

     The Preferred Shares are a senior security. See the Prospectus under the heading "Description of Capital Structure" for more information.

     Fundamental Investment Restriction (2). If the Fund were to invest 25% or more of its total assets in a particular industry or group of industries, investors would be exposed to greater risks because the Fund's performance would be largely dependent on the performance of that industry or industries. For purposes of this limitation, the Fund may invest 25% or more of its total assets in certificates of deposit or banker's acceptances issued by domestic branches of U.S. or foreign banks for temporary defensive purposes or in order to keep the Fund fully invested, including the period during which the net proceeds of the offering are being invested. The Fund's industry concentration policy does not preclude it from investing 25% or more of its total assets in issuers in a group of industries (such as different types of technology issuers) for temporary defensive purposes or in order to keep the Fund fully invested, including during the period during which the net proceeds of the offering are being invested.

     Fundamental Investment Restriction (3). The 1940 Act prohibits a diversified closed-end fund from underwriting securities in excess of 25% of its total assets.

     Fundamental Investment Restriction (4). This restriction would permit investment in commodities, commodities contracts (e.g., futures contracts or related options), options, forward contracts or real estate to the extent permitted under the 1940 Act. However, it is unlikely that the Fund would make such investments, other than the use of futures contracts and related options, options, forward contracts and certain real estate-related instruments as explained in the Prospectus and this Statement of Additional Information. The Fund, however, would like the ability to consider using these investment techniques in the future. Commodities, as opposed to commodity futures, represent the actual underlying bulk goods, such as grains, metals and foodstuffs. Real estate-related instruments include real estate investment trusts, commercial and residential mortgage-backed securities, and real estate financings, and such instruments are generally sensitive to factors such as changes in real estate values and property taxes, interest rates, cash flow of underlying real estate assets, overbuilding, and the management skill and creditworthiness of the issuer.

     The restrictions listed above are fundamental policies of the Fund. Except as described herein, the Fund, as a fundamental policy, may not alter these policies without the approval of the holders of a majority of the outstanding Common Shares and any preferred shares (including Preferred Shares) voting together as a single class, and of the holders of a majority of the outstanding preferred shares (including Preferred Shares) voting as a separate class. For purposes of the foregoing, "majority of the outstanding," when used with respect to particular shares of the Fund (whether voting together as a single class or voting as separate classes), means (i) 67% or more of such shares present at a meeting, if the holders of more than 50% of such shares are present or represented by proxy, or (ii) more than 50% of such shares, whichever is less.

     Unless otherwise indicated, all limitations applicable to the Fund's investments (as stated above and elsewhere in this Statement of Additional Information and the Prospectus) apply only at the time a transaction is entered into. Any subsequent change in a rating assigned by any rating service to a security (or, if unrated, deemed by the Advisor to be of comparable quality), or change in the percentage of the Fund's assets invested in certain securities or other instruments, or change in the average maturity or duration of the Fund's investment portfolio, resulting from market fluctuations or other changes in the Fund's total assets, will not require the Fund to dispose of an investment. In the event that rating agencies assign different ratings to the same security, the Advisor will determine which rating it believes best reflects the security's quality and risk at that time, which may be the higher of the several assigned ratings.

     Under normal market conditions, the Fund will invest at least 80% of its total managed assets in U.S. TIPS (as defined in the Prospectus). So long as and to the extent it is required by applicable law, the Fund will not change the policy described in the foregoing sentence unless it provides shareholders with at least 60 days' written notice of such change. For purposes of such 80% test, the Fund will consider instruments, including synthetic instruments, U.S. TIPS if, in the judgment of the Advisor, they have economic characteristics similar to U.S. TIPS.

     It is a condition of the issuance of the Preferred Shares that they be issued with a credit quality rating of "Aaa" from Moody's and "AAA" from S&P and Fitch. In order to obtain and maintain the required ratings, the Fund will be required to comply with investment quality, diversification and other guidelines established by Moody's and Fitch. Such guidelines will likely be more restrictive than the restrictions set forth above. The Fund does not anticipate that such guidelines would have a material adverse effect on holders of Common Shares ("Common Shareholders") or its ability to achieve its investment objectives. Moody's and Fitch receive fees in connection with their ratings issuances.

                             MANAGEMENT OF THE FUND

TRUSTEES AND OFFICERS

     The business of the Fund is managed under the general direction of the Fund's Board of Trustees. Subject to the provisions of the Fund's Amended and Restated Agreement and Declaration of Trust (the "Declaration"), its Bylaws and Massachusetts law, the Trustees have all powers necessary and convenient to carry out this responsibility, including the election and removal of the Fund's officers.

     The Trustees and officers of the Fund, their ages, and a description of their principal occupations during the past five years are listed below. Except as shown, each Trustee's and officer's principal occupation and business experience for the last five years have been with the employer(s) indicated, although in some cases the Trustee or officer may have held different positions with such employer(s). Unless otherwise indicated, the business address of the persons listed below is c/o Western Asset Management Company, 117 East Colorado Blvd., Pasadena, CA 91105.

                                                                                            NUMBER OF
                                                                                          PORTFOLIOS IN
                                                                       PRINCIPAL              FUND
                                             TERM OF OFFICE          OCCUPATION(S)           COMPLEX           OTHER
                           POSITION(S)       AND LENGTH OF       DURING THE PAST FIVE      OVERSEEN BY     DIRECTORSHIPS
NAME AND AGE(1)           WITH THE FUND       TIME SERVED                YEARS               TRUSTEE      HELD BY TRUSTEE
---------------           -------------    -----------------    -----------------------   --------------  ---------------
Peter Erichsen          Trustee and        Term expires in     Vice President, General
Age: 47                 Chairman of the    2005; served        Counsel and Secretary of
                        Trustees           since August 2003   the J. Paul Getty Trust
                        (2) (3)                                (2001-present); Governor
                                                               of the Philadelphia
                                                               Stock Exchange
                                                               (1999-present); Chairman
                                                               of the Philadelphia
                                                               Stock Exchange's Audit
                                                               Committee (1999-present).
                                                               Formerly: Vice President
                                                               and General

                                                                                            NUMBER OF
                                                                                          PORTFOLIOS IN
                                                                       PRINCIPAL              FUND
                                             TERM OF OFFICE          OCCUPATION(S)           COMPLEX           OTHER
                           POSITION(S)       AND LENGTH OF       DURING THE PAST FIVE      OVERSEEN BY     DIRECTORSHIPS
NAME AND AGE(1)           WITH THE FUND       TIME SERVED                YEARS               TRUSTEE      HELD BY TRUSTEE
---------------           -------------    -----------------    -----------------------   --------------  ---------------
                                                               Counsel of the University
                                                               of Pennsylvania (1997-
                                                               2001).

Ronald Nyberg           Trustee            Term expires in     Founding partner  of                       Trustee of MBIA
Age: 50                 (2) (3)            2005; served        Nyberg & Gustafson, a                      Capital/Claymore
                                           since August 2003   law firm specializing in                   Municipal Funds
                                                               corporate law, estate                      (3 Funds) (2003-
                                                               planning and business                      present); Trustee
                                                               transactions (2000-                        of Advent Claymore
                                                               present). Formerly:                        Convertible
                                                               Executive Vice President,                  Securities &
                                                               General Counsel and                        Income Fund (2003
                                                               Corporate Secretary of                     - present).
                                                               Van Kampen  Investments,
                                                               an investment advisory
                                                               firm (1982-1999);
                                                               Associate at Querrey &
                                                               Harrow, a law firm
                                                               (1978-1982).

Ronald E. Toupin, Jr.   Trustee            Term expires in     Formerly: Vice President,                  Trustee of MBIA
Age: 45                 (2) (3)            2006; served        Manager and Portfolio                      Capital/Claymore
                                           since August 2003   Manager of Nuveen Asset                    Municipal Funds (3
                                                               Management, an investment                  Funds) (2003 -
                                                               advisory firm (1998-                       present); Trustee
                                                               1999), Vice President and                  of Advent Claymore
                                                               Portfolio Manager of                       Convertible
                                                               Nuveen Investment                          Securities &
                                                               Advisory Corporation, an                   Income Fund (2003
                                                               investment advisory firm                   - present).
                                                               (1992-1999), Vice
                                                               President and Manager of
                                                               Nuveen Unit Investment
                                                               Trusts (1991-1998) and
                                                               Assistant Vice President
                                                               and Portfolio Manager of
                                                               Nuveen Unit Trusts
                                                               (1988-1990), each of John
                                                               Nuveen & Company,
                                                               Inc. (1982-

                                                                                            NUMBER OF
                                                                                          PORTFOLIOS IN
                                                                       PRINCIPAL              FUND
                                            TERM OF OFFICE           OCCUPATION(S)           COMPLEX           OTHER
                           POSITION(S)       AND LENGTH OF       DURING THE PAST FIVE      OVERSEEN BY     DIRECTORSHIPS
NAME AND AGE(1)           WITH THE FUND       TIME SERVED                YEARS               TRUSTEE      HELD BY TRUSTEE
---------------           -------------    -----------------    -----------------------   --------------  ---------------
                                                               1999).


                                                                  INTERESTED TRUSTEES

Nicholas Dalmaso        Trustee            Term expires in     Senior Managing Director                   Trustee of
Age: 38                                    2004; served        and General Counsel of                     MBIA/Claymore
(4)                                        since August        Claymore Securities,                       Municipal Funds (3
                                           2003                Inc. (2001-present);                       Funds) (2003 -
                                                               Trustee of Advent                          present).
                                                               Claymore Convertible
                                                               Securities & Income Fund
                                                               (2003 - present);
                                                               Director, Vice President
                                                               and Assistant Secretary
                                                               of F&C/Claymore
                                                               Preferred Securities
                                                               Income Fund, Inc. (2002
                                                               - present) and Flaherty
                                                               & Crumrine/Claymore
                                                               Total Return Fund, Inc.
                                                               (2003 - present);
                                                               Manager of Claymore Fund
                                                               Management Company LLC
                                                               (2002 - present); Vice
                                                               President of Boyar Value
                                                               Fund (2003 - present).
                                                               Formerly: Assistant
                                                               General Counsel of John
                                                               Nuveen and Company, Inc.
                                                               (1999-2001); Vice
                                                               President and Associate
                                                               General Counsel of Van
                                                               Kampen Investments
                                                               (1992-1999); Associate
                                                               at Cantwell and
                                                               Cantwell, a law firm
                                                               (1991-1992).

Randolph L. Kohn        Trustee and        Term expires in     Formerly: Director,
Age: 56                 President          2006; served        Global Client Services
(5)                                        since August        and Marketing, Western

                                                                                            NUMBER OF
                                                                                          PORTFOLIOS IN
                                                                       PRINCIPAL              FUND
                                             TERM OF OFFICE           OCCUPATION(S)          COMPLEX           OTHER
                           POSITION(S)       AND LENGTH OF       DURING THE PAST FIVE      OVERSEEN BY     DIRECTORSHIPS
NAME AND AGE(1)           WITH THE FUND       TIME SERVED                YEARS               TRUSTEE      HELD BY TRUSTEE
---------------           -------------    -----------------    -----------------------   --------------  ---------------
                                           2003 (6)            Asset Management Company
                                                               (1984-2002); Director
                                                               (1996-2001) and Chairman
                                                               (2000-2001), Arroyo
                                                               Seco, Inc.; Director of
                                                               Marketing, American
                                                               Express Asset Management
                                                               (1982-1984); Director
                                                               of Marketing, First
                                                               Asset Management (1979-
                                                               1982); Marketing
                                                               Executive, Kemper
                                                               Financial Services
                                                               (1975-1979).


                                                                       OFFICERS

Gregory B. McShea       Vice President     Served since        Head of Compliance,             N/A                N/A
Age: 37                                    August 2003         Western Asset Management
                                           (6)                 Company (2003-present).
                                                               Formerly: Associate
                                                               General Counsel and
                                                               Compliance Director,
                                                               Private Client Group,
                                                               Legg Mason Wood Walker,
                                                               Incorporated, a
                                                               brokerage firm ("LMWW")
                                                               (1997-2003); Associate,
                                                               Weinberg & Green LLC, a
                                                               law firm (1992-1997).

Marie K. Karpinski      Treasurer          Served since        Vice President, LMWW            N/A                N/A
Age: 54                                    August 2003         (1992-present); Vice
                                           (6)                 President and Treasurer
100 Light Street                                               of all Legg Mason retail
Baltimore, MD 21202                                            funds, open-end
                                                               investment companies
                                                               (1986-present); Vice
                                                               President and Treasurer
                                                               of Legg Mason Charles
                                                               Street Trust, Inc., an

                                                                                            NUMBER OF
                                                                                          PORTFOLIOS IN
                                                                       PRINCIPAL              FUND
                                             TERM OF OFFICE           OCCUPATION(S)          COMPLEX           OTHER
                           POSITION(S)       AND LENGTH OF       DURING THE PAST FIVE      OVERSEEN BY     DIRECTORSHIPS
NAME AND AGE(1)           WITH THE FUND       TIME SERVED                YEARS               TRUSTEE      HELD BY TRUSTEE
---------------           -------------    -----------------    -----------------------   --------------  ---------------
                                                               open-end investment
                                                               company; Treasurer and
                                                               Principal Financial and
                                                               Accounting Officer of
                                                               Pacific American Income
                                                               Shares, Inc. (closed-end
                                                               investment company),
                                                               Western Asset Funds,
                                                               Inc. and Western Asset
                                                               Premier Bond Fund
                                                               (2001-present). Formerly:
                                                               Assistant Treasurer of
                                                               Pacific American Income
                                                               Shares, Inc. (1988-2001).

Erin K. Morris          Assistant          Served since        Assistant Vice President        N/A                N/A
Age: 36                 Treasurer          August 2003         of LMWW (2002-present);
                                           (6)                 Assistant Treasurer of
100 Light Street                                               Legg Mason Income Trust,
Baltimore, MD 21202                                            Inc., Legg Mason Cash
                                                               Reserve Trust, Legg
                                                               Mason Tax Exempt Trust,
                                                               Inc. (open-end
                                                               investment companies),
                                                               Legg Mason Tax-Free
                                                               Income Fund, Pacific
                                                               American Income Shares,
                                                               Inc., Western Asset
                                                               Funds, Inc. and Western
                                                               Asset Premier Bond Fund
                                                               (2001-present); Manager,
                                                               Fund Accounting, LMWW
                                                               (2000-present).
                                                               Formerly: Assistant
                                                               Manager, Fund
                                                               Accounting, LMWW
                                                               (1993-2000).

                                                                                            NUMBER OF
                                                                                          PORTFOLIOS IN
                                                                       PRINCIPAL              FUND
                                             TERM OF OFFICE           OCCUPATION(S)          COMPLEX           OTHER
                           POSITION(S)       AND LENGTH OF       DURING THE PAST FIVE      OVERSEEN BY     DIRECTORSHIPS
NAME AND AGE(1)           WITH THE FUND       TIME SERVED                YEARS               TRUSTEE      HELD BY TRUSTEE
---------------           -------------    -----------------    -----------------------   --------------  ---------------
Anne S. Kochevar        Secretary          Served since        Vice President,                 N/A                N/A
Age: 40                                    August 2003         Compliance, Claymore
                                           (6)                 Securities, Inc.
210 N. Hale Street                                             (2002-present);
Wheaton, IL 60187                                              Advertising Principal,
                                                               Allstate Financial
                                                               Services (2001-2002);
                                                               Compliance Coordinator,
                                                               John Nuveen & Company,
                                                               Inc. (2000-2001); Vice
                                                               President & Compliance
                                                               Director of: Van Kampen
                                                               Management Inc., an
                                                               investment advisory firm
                                                               (1999-2000); Van Kampen
                                                               Investments (1992-2000);
                                                               Van Kampen Investment
                                                               Advisory Corp.
                                                               (1999-2000); Van Kampen
                                                               Funds Inc. (1999-2000);
                                                               Van Kampen Asset
                                                               Management Inc.
                                                               (1999-2000); Van Kampen
                                                               Advisors Inc. (1999-
                                                               2000).

----------

     (1) It is expected that upon completion of the offering of the Preferred Shares, Michael Larson will be elected by the current Trustees to serve as a Trustee. Mr. Larson serves as Chief Investment Officer for William H. Gates III (1994 - present). In addition, Mr. Larson is a director of Pan American Silver Corp., a silver mining, development and exploration company (1999 - present) and is also a director of Extend America, Inc., a telecommunications company (2002 - present).
     (2) Member of the Audit Committee of the Board of Trustees.
     (3) Member of the Governance and Nominating Committee of the Board of Trustees.
     (4) Mr. Dalmaso may be deemed an "interested person" (as defined in section 2(a)(19) of the 1940 Act) of the Fund on the basis of his position as an officer of Claymore Securities, Inc., the Fund's shareholder servicing agent and an Underwriter (as disclosed in the Prospectus), and his ownership of an interest therein.
     (5) Mr. Kohn is an "interested person" (as defined above) of the Fund on the basis of his former employment with Western Asset and certain of its affiliated entities (as disclosed above), as well as his ownership of certain shares of common stock of Legg Mason, Inc., Western Asset's parent company.

     (6) Each officer shall hold office until his or her respective successor is chosen and qualified, or in each case until he or she sooner dies, resigns, is removed with or without cause or becomes disqualified.

     As of December 31, 2002, no Trustee beneficially owned securities of the Fund or securities of any registered investment companies overseen or to be overseen by the Trustee in the same "family of investment companies" as the Fund.

     As of December 31, 2002, Ronald A. Nyberg was the indirect beneficial owner of a $114,266 bond issued by [________________], the parent company of [___________________], the principal underwriter of the Fund with respect to the offering of the Preferred Shares. As of August 15, 2003, Mr. Nyberg no longer held any security issued by [______________].

     Except as described in the immediately preceding paragraph, as of December 31, 2002, no Trustee who is not an "interested person" (as defined in Section 2(a)(19) of the 1940 Act) of the Fund, and none of his or her family members, had beneficial or record ownership in securities of an investment adviser or principal underwriter of the Fund, or an entity (other than a registered investment company) directly or indirectly controlling, controlled by, or under common control with an investment adviser or principal underwriter of the Fund.

     The Fund's Board of Trustees has established an Audit Committee and a Governance and Nominating Committee, each currently comprised of Messrs. Erichsen, Nyberg and Toupin. Mr. Nyberg currently chairs the Governance and Nominating Committee. Mr. Toupin currently chairs the Audit Committee. The Audit Committee provides oversight with respect to the accounting and financial reporting policies and practices of the Fund and, among other things, considers the selection of independent public accountants for the Fund and the scope of the audit and approves all significant services proposed to be performed by those accountants on behalf of the Fund. The Governance and Nominating Committee meets to select nominees for election as Trustees of the Fund and consider other matters of Board policy. It is not the policy of the Governance and Nominating Committee to consider nominees recommended by shareholders. Because the Fund has only recently been organized, neither the Board of Trustees nor any Committees held meetings in 2002.

     As of ________, 2003, the Fund's officers and Trustees as a group owned less than 1% of the outstanding Common Shares.

     Except as noted below, none of the independent Trustees has ever been a director, officer, or employee of, or a consultant to, the Advisor, any one or more of the Underwriters or any one or more affiliates of any of the foregoing. As indicated in the table above, each officer of the Fund, except Ms. Kochevar, is affiliated with the Advisor.

     In accordance with the Fund's staggered board (see "Anti-Takeover and Other Provisions in the Declaration of Trust"), the Common Shareholders and the Preferred Shares Holders, if any, of the Fund will elect Trustees to fill the vacancies of Trustees whose terms expire at each annual meeting of shareholders. If any Preferred Shares are outstanding, Preferred Shares Holders, voting as a separate class, will elect two Trustees and the remaining Trustees shall be elected by Common Shareholders and Preferred Shares Holders, voting together as a single class. Preferred Shares Holders will be entitled to elect a majority of the Fund's Trustees under certain circumstances.

     Officers and Trustees of the Fund who are affiliated persons of the Fund, the Advisor, Claymore Securities, Inc. ("Claymore") or one or more of the Underwriters (including Claymore) receive no salary or fees from the Fund. Each other Trustee of the Fund receives a fee of $8,000 annually for serving as a Trustee of the Fund, and a fee of $1,000 and related expenses for each meeting of the Board of Trustees attended. The Chairman of the Trustees receives an additional $1,500 per year for serving in that capacity. Audit Committee members receive $500 for each meeting, and the Audit Committee Chairman receives an additional $1,500 annually. Other committee members receive $500 per meeting.

     It is estimated that the Trustees will receive the amounts set forth in the following table for the fiscal year ending December 31, 2003. For the calendar year ended December 31, 2002, no Trustee served as a trustee of other funds in the same "Fund Complex" as the Fund.

                                                                                              TOTAL COMPENSATION
                                                       PENSION OR                               FROM THE FUND
                        ESTIMATED COMPENSATION         RETIREMENT            ESTIMATED       COMPLEX PAID TO THE
                         FROM THE FUND FOR THE      BENEFITS ACCRUED     ANNUAL BENEFITS       TRUSTEES FOR THE
                           FISCAL YEAR ENDING        AS PART OF FUND           UPON          CALENDAR YEAR ENDING
   NAME OF TRUSTEE         DECEMBER 31, 2003*           EXPENSES            RETIREMENT         DECEMBER 31, 2002
   ---------------      ----------------------   ---------------------   ----------------    ----------------------
Peter Erichsen                  $ 6,458                    N/A                 N/A                     N/A

Ronald Nyberg                   $ 5,833                    N/A                 N/A                     N/A

Ronald E. Toupin, Jr.           $ 6,458                    N/A                 N/A                     N/A

                                                  INTERESTED TRUSTEES

Nicholas Dalmaso                $     0                    N/A                 N/A                     N/A

Randolph L. Kohn                $     0                    N/A                 N/A                     N/A

----------

     * Since the Fund has not completed its first full fiscal year, compensation is estimated based upon future payments to be made by the Fund during the current fiscal year.

     The Fund has no employees. Its officers are compensated by Western Asset or, in the case of Ms. Kochevar, Claymore.

SHAREHOLDERS

     As of ___________, 2003, the following persons owned of record the number of Common Shares noted below, representing the indicated percentage of the Fund's outstanding shares as of such date and, except as noted below, no other person owned of record or, to the knowledge of the Fund, owned beneficially 5% or more of any class of shares of the Fund.

                                 NUMBER OF        PERCENTAGE OF THE FUND'S
                                  COMMON             OUTSTANDING SHARES
              SHAREHOLDER         SHARES           AS OF          , 2003
              -----------       -----------      -------------------------



                                 [TO BE UPDATED]

     It may not be possible for matters subject to a vote of a majority of the outstanding voting securities of the Fund to be approved without the affirmative vote of a "controlling" shareholder, and it may be possible for such matters to be approved by a controlling shareholder without the affirmative vote of any other shareholders.

                      INVESTMENT ADVISOR AND ADMINISTRATOR

     Western Asset serves as investment advisor to the Fund pursuant to an investment management agreement (the "Investment Management Agreement") between it and the Fund. Western Asset is a wholly-owned subsidiary of Legg Mason, Inc., a publicly traded financial services holding company.

     Western Asset, subject to the supervision of the Board of Trustees, is responsible for managing, either directly or through others selected by Western Asset, the investments of the Fund. Western Asset also furnishes to the Board of Trustees periodic reports on the investment performance of the Fund.

     Under the terms of the Investment Management Agreement, subject to such policies as the Trustees of the Fund may determine, Western Asset, at its expense, furnishes continuously an investment program for the Fund and makes investment decisions on behalf of the Fund and places all orders for the purchase and sale of portfolio securities, subject always to the Fund's investment objectives, policies and restrictions.

     Subject to the control of the Trustees, Western Asset also manages, supervises and conducts certain other business affairs of the Fund, provides bookkeeping and certain clerical services (or subcontracts for such services) and pays all salaries, fees and expenses of officers and Trustees of the Fund who are affiliated with Western Asset. As indicated under "Portfolio Transactions -- Brokerage and Research Services," the Fund's portfolio transactions may be placed with broker-dealers which furnish the Advisor, without cost, certain research, statistical and quotation services of value to the Advisor or its affiliates in advising the Fund or its other clients. In so doing, the Fund may incur greater brokerage commissions and other transactions costs than it might otherwise pay.

     Pursuant to the Investment Management Agreement, the Fund has agreed to pay Western Asset an annual management fee, payable on a monthly basis, at the annual rate of .40 % of the Fund's average weekly assets for the services it provides. "Average weekly assets" means the average weekly value of the total assets of the Fund (including any assets attributable to leverage) minus accrued liabilities (other than liabilities representing leverage). For purposes of calculating "average weekly assets," neither the liquidation preference of any Preferred Shares outstanding nor any liabilities associated with any instruments or transactions used by Western Asset to leverage the Fund's portfolio (whether or not such instruments or transactions are "covered" as described in this prospectus) is considered a liability. With respect to reverse repurchase or dollar roll transactions, "average weekly assets" includes any proceeds from the sale of an asset of the Fund to a counterparty in such a transaction, in addition to the value of the underlying asset as of the relevant measuring date. All fees and expenses are accrued daily and deducted before payment of dividends to investors.

     Except as otherwise described in the Prospectus, the Fund pays, in addition to the investment management fee described above, all expenses not assumed by Western Asset, including, without limitation, fees and expenses of Trustees who are not "interested persons" of the Fund, interest charges, taxes, brokerage commissions, listing fees, expenses of issue of shares, fees and expenses of registering and qualifying the Fund and its classes of shares for distribution under federal and state laws and regulations, charges of custodians, servicing agents and administrators, auditing and legal expenses, expenses of determining net asset value of the Fund, reports to shareholders, expenses of meetings of shareholders, expenses of printing and mailing prospectuses, proxy statements and proxies to existing shareholders, and its proportionate share of insurance premiums and professional association dues or assessments. The Fund is also responsible for such nonrecurring expenses as may arise, including litigation in which the Fund may be a party, and other expenses as determined by the Trustees. The Fund may have an obligation to indemnify its officers and Trustees with respect to such litigation.

     CERTAIN TERMS OF THE INVESTMENT MANAGEMENT AGREEMENT. The Investment Management Agreement was approved by the Trustees of the Fund (including all of the Trustees who are not "interested persons" of the Advisor). The Investment Management Agreement will continue in force with respect to the Fund for two years from its date, and from year to year thereafter, but only so long as its continuance is approved at least annually by (i) vote, cast in person at a meeting called for that purpose, of a majority of those Trustees who are not "interested persons" of the Advisor or the Fund, and by (ii) the majority vote of either the full Board of Trustees or the vote of a majority of the outstanding shares of all classes of the Fund. The Investment Management Agreement automatically terminates on assignment. The Investment Management Agreement may be terminated on not more than 60 days' written notice by Western Asset to the Fund or by the Fund to Western Asset.

     The Investment Management Agreement provides that Western Asset shall not be subject to any liability in connection with the performance of its services thereunder in the absence of willful misfeasance, bad faith, gross negligence or reckless disregard of its obligations and duties.

     TRUSTEE APPROVAL OF THE INVESTMENT MANAGEMENT AGREEMENT. The Board of Trustees, including a majority of the independent Trustees, considered and approved the Investment Management Agreement at an in-person meeting held on August 21, 2003.

     In arriving at their decision to approve the Investment Management Agreement, the Trustees met with representatives of the Advisor and reviewed information prepared by the Advisor and materials provided by fund counsel. As part of their review, the Trustees examined the Advisor's ability to provide high quality investment management services to the Fund. The Trustees were provided with information on the investment philosophy and research and decision-making processes of the Advisor; the investment management fees charged by certain other Funds investing primarily in U.S. TIPS and certain other products available from Western Asset for investments in U.S. TIPS; the Fund's hedging strategies and its use of leverage; and the level of skill required to manage the Fund. Based on the foregoing, the Trustees concluded that the Advisor's investment process, research capabilities and philosophy were well suited to the Fund given the Fund's investment objectives and policies.

     In addition, the Trustees reviewed, with respect to all of the Advisor's responsibilities under the Investment Management Agreement, information regarding the nature, cost, scope and anticipated quality of the services provided to the Fund and its shareholders under the Investment Management Agreement. The Trustees were also provided with information regarding other fees to be paid by the Fund or other parties in connection with the offering of the Fund's Common Shares, including certain fees payable to Claymore (as described in the Prospectus) and certain fees to be paid to [___________] by Western Asset for ongoing after-market services (as described in the Prospectus).

     The Trustees further evaluated potential benefits of the advisory relationship to the Advisor, including the direct and indirect benefits that the Advisor may receive from its relationship with the Fund. In this regard, the Trustees took into account services provided by affiliates of the Advisor to the Fund, including services provided by Legg Mason Wood Walker, Incorporated as a principal underwriter with respect to the initial public offering of the Common Shares and the engagement of Legg Mason Fund Adviser, Inc. (the "Administrator") as the Fund's administrator. The Trustees noted the fact that, because the advisory fees paid to Western Asset by the Fund are based on the Fund's average weekly assets, including assets represented by the Preferred Shares and other leverage, Western Asset has a financial incentive for the Fund to issue the Preferred Shares and incur other leverage, which may create a conflict of interest between Western Asset and the Fund's shareholders.

     In arriving at a decision to approve the Investment Management Agreement, the Trustees, including the independent Trustees, did not identify any single matter as all-important or controlling, and the foregoing summary does not detail all the matters considered. The Trustees judged the terms and conditions of the

Investment Management Agreement, including the investment advisory fees, in light of all of the surrounding circumstances. Based upon their review, the Trustees, including all of the independent Trustees, determined, in the exercise of their business judgment, that approval of the Investment Management Agreement was in the best interest of the Fund and its shareholders.

ADMINISTRATIVE SERVICES

     Pursuant to an Administrative Services Agreement between the Fund and the Administrator, an affiliate of Western Asset, the Administrator performs or arranges for the performance of certain administrative and accounting functions for the Fund, including: (i) oversight of the maintenance of the Fund's books and records which are maintained by the Fund's custodian and the Fund's transfer agent; (ii) calculation and publication of the Fund's net asset value daily;
(iii) preparation of financial information for the Fund's reports to shareholders; (iv) preparation of all tax returns to be filed by the Fund; (v) oversight, or preparation, of performance calculations, expense budgets and expense ratios and the Fund's periodic dividends and distributions; (vi) preparation of reports required by any stock exchange on which the Fund's shares are listed; (vii) preparation and filing of Forms N-SAR and N-CSR; (viii) preparation, or review, of ratings agencies' asset coverage tests with respect to the issuance of preferred securities (as needed); and (ix) oversight of any stock purchase or dividend reinvestment program authorized by the Fund. In consideration of these services, the Fund will pay the Administrator a fee, paid monthly, at an annual rate of $100,000.

CODES OF ETHICS

     The Fund and Western Asset have adopted codes of ethics under Rule 17j-1 of the 1940 Act. These codes permit personnel subject to the codes to invest in securities, including securities that may be purchased or held by the Fund. Text-only versions of the codes of ethics may be viewed online or downloaded from the EDGAR Database on the SEC's internet web site at www.sec.gov. You may also review and copy those documents by visiting the SEC's Public Reference Room in Washington, DC. Information on the operation of the Public Reference Room may be obtained by calling the SEC at 202-942-8090. In addition, copies of the codes of ethics may be obtained, after mailing the appropriate duplicating fee, by writing to the SEC's Public Reference Section, 450 5th Street, N.W., Washington, DC 20549-0102 or by e-mail request at publicinfo@sec.gov.

                             PORTFOLIO TRANSACTIONS

INVESTMENT DECISIONS AND PORTFOLIO TRANSACTIONS

     Investment decisions for the Fund and for the other investment advisory clients of the Advisor are made with a view to achieving their respective investment objectives. Investment decisions are the product of many factors in addition to basic suitability for the particular client involved (including the Fund). Some securities considered for investments by the Fund may also be appropriate for other clients served by the Advisor, including accounts of employees and affiliates. Thus, a particular security may be bought or sold for certain clients even though it could have been bought or sold for other clients at the same time. If a purchase or sale of securities consistent with the investment policies of the Fund and one or more of these clients served by the Advisor is considered at or about the same time, transactions in such securities will be allocated among the Fund and clients in a manner deemed fair and reasonable by the Advisor. The Advisor may aggregate orders for the Fund with simultaneous transactions entered into on behalf of its other clients so long as price and transaction expenses are averaged either for that transaction or for the day. Likewise, a particular security may be bought for one or more clients when one or more clients are selling the security. In some instances, one client may sell a particular security to another client. There may be circumstances when purchases or sales of portfolio securities for one or more clients will have an adverse effect on other clients.

BROKERAGE AND RESEARCH SERVICES

     There is generally no stated commission in the case of fixed income securities, which are traded in the over-the-counter markets, but the price paid by the Fund usually includes an undisclosed dealer commission or mark-up. In underwritten offerings, the price paid by the Fund includes a disclosed, fixed commission or discount retained by the underwriter or dealer. Transactions on U.S. stock exchanges and other agency transactions involve the payment by the Fund of negotiated brokerage commissions. Such commissions vary among different brokers. Also, a particular broker may charge different commissions according to such factors as the difficulty and size of the transaction.

     The Advisor places all orders for the purchase and sale of portfolio securities, options, futures contracts and other instruments for the Fund and buys and sells such securities, options, futures and other instruments for the Fund through a substantial number of brokers and dealers. In so doing, the Advisor uses its best efforts to obtain for the Fund the most favorable price and execution available, except to the extent it may be permitted to pay higher brokerage commissions as described below. In seeking the most favorable price and execution, the Advisor, having in mind the Fund's best interests, considers all factors it deems relevant, including, by way of illustration, price, the size of the transaction, the nature of the market for the security, the amount of the commission, the timing of the transaction taking into account market prices and trends, the reputation, experience and financial stability of the broker-dealer involved and the quality of service rendered by the broker-dealer in other transactions.

     It has for many years been a common practice in the investment advisory business for advisors of investment companies and other institutional investors to receive research services from broker-dealers which execute portfolio transactions for the clients of such advisors. Consistent with this practice, the Advisor may receive research services from many broker-dealers with which the Advisor places the Fund's portfolio transactions. The Advisor may also receive research or research credits from brokers which are generated from underwriting commissions when purchasing new issues of debt securities or other assets for the Fund. These services, which in some cases may also be purchased for cash, include such matters as general economic and security market reviews, industry and company reviews, evaluations of securities and recommendations as to the purchase and sale of securities. Some of these services are of value to the Advisor in advising various of its clients (including the Fund), although not all of these services are necessarily useful and of value in managing the Fund. The management fee paid by the Fund to the Advisor is not reduced because the Advisor and its affiliates receive such services.

     As permitted by Section 28(e) of the Securities Exchange Act of 1934, an Advisor may cause the Fund to pay a broker-dealer which provides "brokerage and research services" (as defined in such Act) to the Advisor an amount of disclosed commission for effecting a securities transaction for the Fund in excess of the commission which another broker-dealer would have charged for effecting that transaction.

     The Fund may use broker-dealers that are affiliates (or affiliates of affiliates) of the Fund and/or the Advisor.

                                  DISTRIBUTIONS

     See "Description of Preferred Shares - Dividends and Rate Periods" and "Description of Capital Structure" in the Prospectus for information related to distributions made to Preferred Shares Holders.

     For tax purposes, the Fund is currently required to allocate net capital gain and other taxable income, if any, among the Common Shares, the Series M Preferred Shares, the Series T Preferred Shares, the Series W Preferred Shares, the Series TH Preferred Shares and the Series F Preferred Shares in proportion to total dividends paid to each class for the year in which such capital gain or other taxable income is realized.

     While any Preferred Shares are outstanding, the Fund may not declare any cash dividend or other distribution on its Common Shares unless at the time of such declaration (1) all accrued dividends on Preferred Shares have been paid,
(2) the value of the Fund's total assets (determined after deducting the amount of such dividend or other distribution), less all liabilities and indebtedness of the Fund not represented by "senior securities" (as defined in the 1940 Act), is at least 300% of the aggregate amount of senior securities representing indebtedness (to the extent any such senior securities are outstanding) and at least 200% of the aggregate amount of any senior securities representing indebtedness plus the aggregate liquidation value of the outstanding preferred shares (expected to equal the aggregate original purchase price of the outstanding preferred shares plus any accrued and unpaid dividends thereon, whether or not earned or declared and on a cumulative basis), (3) the Fund has redeemed the full number of Preferred Shares and any other preferred shares outstanding required to be redeemed by any provision for mandatory redemption, and (4) other requirements imposed by any rating agencies rating any Preferred Shares issued by the Fund have been met.

     These latter limitations on the Fund's ability to make distributions on its Common Shares could cause the Fund to incur income and excise tax and, under certain circumstances, impair the ability of the Fund to maintain its qualification for taxation as a regulated investment company. See "Tax Matters."

     The Fund has paid dividends, in the amount of $___ per Common Share, on ________, 2003.

                              DESCRIPTION OF SHARES

COMMON SHARES

     The Fund's Declaration authorizes the issuance of an unlimited number of Common Shares. The Common Shares currently outstanding have been issued without par value. All Common Shares of the Fund have equal rights as to the payment of dividends and the distribution of assets upon liquidation of the Fund. The Common Shares currently outstanding have been fully paid and, subject to matters discussed in "Anti-Takeover and Other Provisions in the Declaration of Trust - Shareholder Liability" below, are non-assessable, and have no pre-emptive or conversion rights or rights to cumulative voting. At any time when the Fund's Preferred Shares are outstanding, Common Shareholders will not be entitled to receive any distributions from the Fund unless all accrued dividends on Preferred Shares have been paid, asset coverage (as defined in the 1940 Act) with respect to Preferred Shares and senior securities representing indebtedness (to the extent any such senior securities are outstanding) would be at least 200% and 300%, respectively, after giving effect to such distributions, and other requirements imposed by any rating agencies rating any Preferred Shares issued by the Fund have been met. See "-Preferred Shares" below. See "Description of Preferred Shares - Dividends and Rate Periods - Restrictions on Dividends and Other Distributions," "Description of Preferred Shares - Rating Agency Guidelines and Asset Coverage" and "Description of Capital Structure" in the Prospectus.

     The Common Shares are listed on the New York Stock Exchange. The Fund intends to hold annual meetings of shareholders so long as the Common Shares are listed on a national securities exchange and such meetings are required as a condition to such listing.

     Shares of closed-end investment companies may frequently trade at prices lower than net asset value. Shares of closed-end investment companies like the Fund that invest in debt obligations have during some periods traded at prices higher than net asset value and during other periods traded at prices lower than net asset value. There can be no assurance that Common Shares or shares of other similar funds will trade at a price higher than net asset value in the future. Net asset value generally increases when interest rates decline, and decreases when interest rates rise, and these changes are likely to be greater in the case of a fund, such as the Fund, having a leveraged capital structure. See "Repurchase of Common Shares; Conversion to Open-End Fund" below and the Fund's Prospectus under "Repurchase of Fund Shares; Conversion to Open-End Fund."

PREFERRED SHARES

See "Description of Preferred Shares" and "Description of Capital Structure" in the Prospectus for information relating to the Preferred Shares. Revised Article __ set forth in the Fund's Second Amended and Restated Bylaws (the "Second Amended and Restated Bylaws"), which establishes many of the terms of the Preferred Shares, is set forth in its entirety in Appendix C to this Statement of Additional Information.

                        ADDITIONAL INFORMATION CONCERNING
                        THE AUCTIONS FOR PREFERRED SHARES

GENERAL

     AUCTION AGENCY AGREEMENT. The Fund will enter into an auction agency agreement with the auction agent (currently, _______________) which provides, among other things, that the auction agent will follow the auction procedures set forth in the Second Amended and Restated Bylaws for purposes of determining the applicable rate for Preferred Shares so long as the applicable rate for such shares is to be based on the results of an auction.

     BROKER-DEALER AGREEMENTS. Each auction requires the participation of one or more broker-dealers that have entered into a separate agreement with the auction agent (each, a "Broker-Dealer"). The auction agent will enter into broker-dealer agreements with one or more Broker-Dealers selected by the Fund that provide for the participation of those Broker-Dealers in auctions for Preferred Shares.

     SECURITIES DEPOSITORY. The Depository Trust Company ("DTC") will act as securities depository for the agent members with respect to each series of Preferred Shares. One certificate for each series of the Preferred Shares will be registered in the name of Cede & Co., as nominee of DTC. Such certificates will bear a legend to the effect that such certificate is issued subject to the provisions restricting transfers of Preferred Shares contained in the Bylaws. Prior to the commencement of the right of Preferred Shares Holders to elect a majority of the Fund's Trustees, as described under "Description of Preferred Shares - Voting Rights" in the Prospectus, Cede & Co. will be the holder of record of all Preferred Shares, and owners of such shares will not be entitled to receive certificates representing their ownership interest in such shares.

     DTC, a New York-chartered limited purpose trust company, performs services for its participants, some of whom (and/or their representatives) own DTC. DTC maintains lists of its participants and will maintain the positions (ownership interests) held by each such participant (the "agent member") in Preferred Shares, whether for its own account or as a nominee for another person. Additional information concerning DTC and the DTC depository system is included as an Exhibit to the Registration Statement of which this Statement of Additional Information forms a part.

AUCTION AGENT

     The auction agent will act as agent for the Fund in connection with auctions. In the absence of bad faith or negligence on its part, the auction agent will not be liable for any action taken, suffered, or omitted or for any error of judgment made by it in the performance of its duties under the auction agency agreement.

     The auction agent may rely, as evidence of the identities of the existing Preferred Shares Holders, upon the auction agent's registry of existing holders, the results of auctions and notices from any Broker-Dealer (or other person, if permitted by the Fund) with respect to transfers described under "The Auction" in the Prospectus, and notices from the Fund. The auction agent is not required to accept any such notice for an auction unless it is received by the auction agent by 3:00 p.m., New York City time, on the business day preceding such auction.

     The auction agent may terminate the auction agency agreement upon notice to the Fund on a date no earlier than 60 days after such notice (30 days after such notice, if the auction agent has not been paid). If the auction agent should resign, the Fund will attempt to appoint a successor auction agent. The Fund may remove the auction agent provided that prior to such removal the Fund shall have entered into an agreement with a successor auction agent to perform substantially similar services.

BROKER-DEALERS

     After each auction for shares of each series of Preferred Shares, the auction agent will pay to each Broker-Dealer, from funds provided by the Fund, a service charge that will generally be at the annual rate of 1/4 of 1% of the stated value ($25,000) of the Preferred Shares held by such Broker-Dealer's customers upon settlement in such auction.

     The Broker-Dealer agreement provides that a Broker-Dealer (other than an affiliate of the Fund) may submit orders in auctions for its own account, unless the Fund notifies all Broker-Dealers that they may no longer do so, in which case Broker-Dealers may continue to submit hold orders and sell orders for their own accounts. Any Broker-Dealer that is an affiliate of the Fund may submit orders in auctions, but only if such orders are not for its own account. If a Broker-Dealer submits an order for its own account in any auction, it might have an advantage over other bidders because it would have knowledge of all orders submitted by it in that auction; such Broker-Dealer, however, would not have knowledge of orders submitted by other Broker-Dealers in that auction.

     The Fund may request the auction agent to terminate one or more Broker-Dealer agreements at any time upon five days' notice, provided that at least one Broker-Dealer agreement is in effect after such termination.

         ANTI-TAKEOVER AND OTHER PROVISIONS IN THE DECLARATION OF TRUST

SHAREHOLDER LIABILITY

     Under Massachusetts law, shareholders could, under certain circumstances, be held personally liable for the obligations of the Fund. However, the Declaration contains an express disclaimer of shareholder liability for acts or obligations of the Fund and requires that notice of such disclaimer be given in each agreement, obligation or instrument entered into or executed by the Fund or the Trustees. The Declaration also provides for indemnification out of the Fund's property for all loss and expense of any shareholder held personally liable on account of being or having been a shareholder. Thus, the risk of a shareholder incurring financial loss on account of shareholder liability is limited to circumstances in which such disclaimer is inoperative or the Fund is unable to meet its obligations, and thus should be considered remote.

ANTI-TAKEOVER PROVISIONS

     As described below, the Declaration includes provisions that could have the effect of limiting the ability of other entities or persons to acquire control of the Fund or to change the composition of its Board of Trustees, and could have the effect of depriving shareholders of opportunities to sell their shares at a premium over prevailing market prices by discouraging a third party from seeking to obtain control of the Fund.

     The Fund's Trustees are divided into three classes (Class I, Class II and Class III), having initial terms of one, two and three years, respectively. At each annual meeting of shareholders, the term of one class will expire and each Trustee elected to that class will hold office for a term of three years. The classification of the Board of Trustees in this manner could delay for an additional year the replacement of a majority of the Board of Trustees. In addition, subject to any voting powers of Common Shareholders or Preferred Shares Holders, the Declaration provides that a Trustee may be removed only for cause and only (i) by action of at least seventy-five percent (75%) of the outstanding shares of the classes or series of shares entitled to vote for the election of such Trustee, at a meeting called for such purpose, or (ii) by at least seventy-five percent (75%) of the remaining Trustees.

     Except as provided in the next paragraph, the affirmative vote or consent of at least seventy-five percent (75%) of the Board of Trustees and at least seventy-five percent (75%) of the shares of the Fund outstanding and entitled to vote thereon is required to authorize any of the following transactions (each a "Material Transaction"): (1) a merger, consolidation or share exchange of the Fund or any series or class of shares of the Fund with or into any other person or company, or of any such person or company with or into the Fund or any such series or class of shares; (2) the issuance or transfer by the Fund or any series or class of shares of any securities issued by the Fund or such series or class to any other person or entity for cash, securities or other property (or combination thereof), excluding sales of securities of the Fund or such series or class in connection with a public offering and issuances of securities of the Fund or such series or class pursuant to a dividend reinvestment plan adopted by the Fund; or (3) a sale, lease, exchange, mortgage, pledge, transfer or other disposition by the Fund or any series or class of shares (in one or a series of transactions in any twelve-month period) to or with any person of any assets of the Fund or such series or class having an aggregate fair market value of $1,000,000 or more, except for transactions effected by the Fund or such series or class in the ordinary course of its business. The same affirmative votes are required with respect to any shareholder proposal as to specific investment decisions made or to be made with respect to the Fund's assets or the assets of any series or class of shares of the Fund.

     Notwithstanding the approval requirements specified in the preceding paragraph, the Declaration requires no vote or consent of the Fund's shareholders to authorize a Material Transaction if the transaction is approved by a vote of both a majority of the Board of Trustees and seventy-five percent (75%) of the Continuing Trustees (as defined below), so long as all other conditions and requirements, if any, provided for in the Fund's Bylaws and applicable law (including any shareholder voting rights under the 1940 Act) have been satisfied.

     In addition, the Declaration provides that the Fund may be terminated at any time by vote or consent of at least seventy-five percent (75%) of the Fund's shares or, alternatively, by vote or consent of both a majority of the Board of Trustees and seventy-five percent (75%) of the Continuing Trustees (as defined below). A vote of both a majority of the Board of Trustees and seventy-five percent (75%) of the Continuing Trustees (as defined below) is required for distributions to the Fund's shareholders (in one or a series of distributions) during any twelve-month period of any property (in cash, shares or otherwise) with an aggregate fair market value in excess of 110% of the income and gains (accrued or realized) of the Fund during such twelve-month period.

     In certain circumstances, the Declaration also imposes shareholder voting requirements that are more demanding than those required under the 1940 Act in order to authorize a conversion of the Fund from a closed-end to an open-end investment company. See "Repurchase of Common Shares; Conversion to Open-End Fund" below.

     The Trustees may from time to time grant other voting rights to shareholders with respect to these and other matters in the Fund's Bylaws.

     As noted, the voting provisions described above could have the effect of depriving Common Shareholders of an opportunity to sell their Common Shares at a premium over prevailing market prices by discouraging a third party from seeking to obtain control of the Fund in a tender offer or similar transaction. In the view of the Fund's Board of Trustees, however, these provisions offer several possible advantages, including: (1) requiring persons seeking control of the Fund to negotiate with its management regarding the price to be paid for the amount of Common Shares required to obtain control; (2) promoting continuity and stability; and (3) enhancing the Fund's ability to pursue long-term strategies that are consistent with its investment objectives and management policies. The Board of Trustees has determined that the voting requirements described above, which are generally greater than the minimum requirements under the 1940 Act, are in the best interests of the Fund's Common Shareholders generally.

     A "Continuing Trustee," as used in the discussion above, is any member of the Fund's Board of Trustees who (i) has been a member of the Board for a period of at least thirty-six months (or since immediately after the initial registered public offering of the Fund's Common Shares, if less than thirty-six months),
(ii) was nominated to serve as a member of the Board of Trustees by a majority of the Continuing Trustees then members of the Board or (iii) prior to the first sale of shares pursuant to an initial public offering, serves as a Trustee.

     The foregoing is intended only as a summary and is qualified in its entirety by reference to the full text of the Declaration and the Fund's Bylaws, both of which have been filed as exhibits to the Fund's registration statement on file with the SEC.

LIABILITY OF TRUSTEES

     The Declaration provides that the obligations of the Fund are not binding upon the Trustees of the Fund individually, but only upon the assets and property of the Fund, and that the Trustees shall not be liable for errors of judgment or mistakes of fact or law. Nothing in the Declaration, however, protects a Trustee against any liability to which he would otherwise be subject by reason of willful misfeasance, bad faith, gross negligence or reckless disregard of the duties involved in the conduct of his or her office.

            REPURCHASE OF COMMON SHARES; CONVERSION TO OPEN-END FUND

     The Fund is a closed-end investment company and as such its shareholders do not have the right to cause the Fund to redeem their shares. Instead, the Fund's Common Shares trade in the open market at a price that will be a function of several factors, including the Fund's use of leverage, dividend levels (which are in turn affected by expenses and other factors), net asset value, call protection, dividend stability, portfolio credit quality and liquidity, relative demand for and supply of such shares in the market, general market and economic conditions and other factors. Shares of a closed-end investment company may frequently trade at prices lower than net asset value.

     Notwithstanding the foregoing, at any time when the Fund's Preferred Shares are outstanding, the Fund may not purchase, redeem or otherwise acquire any of its Common Shares unless (1) full cumulative dividends on each series of Preferred Shares and any other preferred shares outstanding due on or prior to the date of the transaction have been declared and paid or have been declared and sufficient funds for the payment thereof have been deposited with the auction agent, (2) the value of the Fund's total assets (determined after deducting the acquisition price of the Common Shares), less all liabilities and indebtedness of the Fund not represented by "senior securities" (as defined in the 1940 Act), is at least 300% of the aggregate amount of senior securities representing indebtedness (to the extent any such senior securities are outstanding) and at least 200% of the aggregate amount of any senior securities representing indebtedness plus the aggregate liquidation value of the outstanding preferred shares (expected to equal the aggregate original purchase price of the outstanding preferred shares plus any accrued and unpaid dividends thereon, whether or not earned or declared and on a cumulative basis), (3) the Fund has redeemed the full number of Preferred Shares and any other preferred shares outstanding required to be redeemed by any provision for mandatory redemption, and (4) other requirements imposed by any rating agencies rating any Preferred Shares issued by the Fund have been met.

     Subject to its investment limitations, the Fund may borrow to finance the repurchase of shares or to make a tender offer. Interest on any borrowings to finance share repurchase transactions or the accumulation of cash by the Fund in anticipation of share repurchases or tenders will reduce the Fund's net income. Any share repurchase, tender offer or borrowing that might be approved by the Board of Trustees would have to comply with the Securities Exchange Act of 1934, as amended, and the 1940 Act and the rules and regulations thereunder.

     The Declaration requires the affirmative vote or consent of holders of at least seventy-five percent (75%) of each class of the Fund's shares entitled to vote on the matter to authorize a conversion of the Fund from a closed-end to an open-end investment company, unless the conversion is authorized by both a majority of the Board of Trustees and seventy-five percent (75%) of the Continuing Trustees (as defined above under "Anti-Takeover and Other Provisions in the Declaration of Trust -- Anti-Takeover Provisions"). This seventy-five percent (75%) shareholder approval requirement is higher than is required under the 1940 Act. In the event that a conversion is approved by the Trustees and the Continuing Trustees as described above, the minimum shareholder vote required under the 1940 Act would be necessary to authorize the conversion. Currently, the 1940 Act would require approval of the holders of a "majority of the outstanding" Common Shares and Preferred Shares voting together as a single class, and the holders of a "majority of the outstanding" Preferred Shares voting as a separate class, in order to authorize a conversion.

     If the Fund converted to an open-end company, it would be required to redeem all Preferred Shares then outstanding (requiring in turn that it liquidate a portion of its investment portfolio), and the Fund's Common Shares likely would no longer be listed on the New York Stock Exchange. Shareholders of an open-end investment company may require the company to redeem their shares on any business day (except in certain circumstances as authorized by or under the 1940 Act) at their net asset value, less such redemption charge, if any, as might be in effect at the time of redemption. The Fund expects that it would pay all such redemption requests in cash, but reserves the right to pay redemption requests in securities or through a combination of cash and securities. If payment in securities were made, investors may incur brokerage costs in converting such securities to cash. The Fund reserves the right to impose a sales load on its shares if it converts into an open-end company. In order to avoid maintaining large cash positions or liquidating favorable investments to meet redemptions, open-end companies typically engage in a continuous offering of their shares. Open-end companies are thus subject to periodic asset in-flows and out-flows that can complicate portfolio management. If the Fund converted to an open-end company, the differences in risks and operational requirements between closed-end and open-end investment companies could affect the Fund's ability to achieve its investment objectives.

     To the extent the Fund repurchases its shares at prices below net asset value, such repurchases will result in an increase in the net asset value of those shares that remain outstanding. However, there can be no assurance that share repurchases or tenders at or below net asset value will result in the Fund's shares trading at a price equal to their net asset value. Nevertheless, the fact that the Fund's shares may be the subject of repurchase or tender offers at net asset value from time to time, or that the Fund may be converted to an open-end company, may reduce any spread between market price and net asset value that might otherwise exist.

     In addition, a purchase by the Fund of its Common Shares will decrease the Fund's total assets which would likely have the effect of increasing the Fund's expense ratio. Any purchase by the Fund of its Common Shares at a time when Preferred Shares are outstanding will increase the leverage applicable to the outstanding Common Shares then remaining. See the Fund's Prospectus under "Risks -- General Risks of Investing in the Fund - Leverage Risk."

     Before deciding whether to take any action if the Fund's Common Shares trade below net asset value, the Board of Trustees would consider all relevant factors, including the extent and duration of the discount, the liquidity of the Fund's portfolio, the impact of any action that might be taken on the Fund or its shareholders and market considerations. Based on these considerations, even if the Fund's shares should trade at a substantial discount for an extended period of time, the Board of Trustees may determine that, in the interest of the Fund and its shareholders, no action should be taken.

                                   TAX MATTERS

     TAXATION OF THE FUND. The Fund intends to qualify each year as a regulated investment company under Subchapter M of the Code. In order to qualify for the special tax treatment accorded regulated investment companies and their shareholders, the Fund must, among other things:

     (a) derive at least 90% of its gross income for each taxable year from dividends, interest, payments with respect to certain securities loans, and gains from the sale or other disposition of stock, securities or foreign currencies or other income (including but not limited to gains from options, futures or forward contracts) derived with respect to its business of investing in such stock, securities or currencies; and

     (b) diversify its holdings so that, at the end of each quarter of the Fund's taxable year, (i) at least 50% of the market value of the Fund's total assets is represented by cash and cash items, U.S. government securities, securities of other regulated investment companies, and other securities limited in respect of any one issuer to a value not greater than 5% of the value of the Fund's total assets and not more than 10% of the outstanding voting securities of such issuer and (ii) not more than 25% of the value of the Fund's total assets is invested in the securities (other than those of the U.S. Government or other regulated investment companies) of any one issuer or of two or more issuers which the Fund controls and which are engaged in the same, similar, or related trades or businesses.

If the Fund qualifies as a regulated investment company that is accorded special tax treatment and distributes with respect to each taxable year at least 90% of the sum of its investment company taxable income (as that term is defined in the Code without regard to the deduction for dividends paid--generally taxable ordinary income and the excess, if any, of net short-term capital gains over net long-term capital losses) and its net tax-exempt interest income, for such year, the Fund will not be subject to federal income tax on such income distributed in a timely manner to its shareholders in the form of dividends (including Capital Gain Dividends, as defined below).

     If the Fund failed to qualify as a regulated investment company accorded special tax treatment in any taxable year, the Fund would be subject to tax on its taxable income at corporate rates, and all distributions from earnings and profits, including any distributions of net tax-exempt income and net long-term capital gains, generally would be taxable to shareholders as ordinary income. Portions of such distributions generally would be eligible (i) to be treated as qualified dividend income in the case of shareholders taxed as individuals, and
(ii) for the dividends received deduction in the case of corporate shareholders. In addition, the Fund could be required to recognize unrealized gains, pay substantial taxes and interest and make substantial distributions before requalifying as a regulated investment company that is accorded special tax treatment.

     The Fund intends to distribute at least annually to its shareholders all or substantially all of its investment company taxable income (computed without regard to deductions for dividends paid) and any net tax-exempt interest, and may distribute its net capital gain. The Fund may also retain for investment its net capital gain. If the Fund does retain any net capital gain or any investment company taxable income, it will be subject to tax at regular corporate rates on the amount retained. If the Fund retains any net capital gain, it may designate the retained amount as undistributed capital gains in a notice to its shareholders who, if subject to federal income tax on long-term capital gains,
(i) will be required to include in income for federal income tax purposes, as long-term capital gain, their shares of such undistributed amount, and (ii) will be entitled to credit their proportionate shares of the tax paid by the Fund on such undistributed amount against their federal income tax liabilities, if any, and to claim refunds to the extent the credit exceeds such liabilities. For federal income tax purposes, the tax basis of shares owned by a shareholder of the Fund will be increased by an amount equal under current law to the difference between the amount of undistributed capital gains included in the shareholder's gross income and the tax deemed paid by the shareholder under clause (ii) of the preceding sentence.

     Treasury regulations permit a regulated investment company, in determining its investment company taxable income and net capital gain, to elect to treat all or part of any net capital loss, any net long-term capital loss or any net foreign currency loss incurred after October 31 as if it had been incurred in the succeeding year.

     If the Fund fails to distribute in a calendar year at least an amount equal to the sum of 98% of its ordinary income for such year and 98% of its capital gain net income for the one-year period ending October 31 of such year, plus any retained amount from the prior year, the Fund will be subject to a nondeductible 4% excise tax on the undistributed amounts. For these purposes, the Fund will be treated as having distributed any amount for which it is subject to income tax. A dividend paid to shareholders in January of a year generally is deemed to have been paid by the Fund on December 31 of the preceding year, if the dividend was declared and payable to shareholders of record on a date in October, November or December of that preceding year. Except as discussed above, the Fund intends generally to make distributions sufficient to avoid imposition of the 4% excise tax.

     FUND DISTRIBUTIONS. Distributions from the Fund generally will be taxable to shareholders as ordinary income. Distributions of net capital gains (that is, the excess of net gains from the sale of capital assets held more than one year over net losses from the sale of capital assets held for not more than one year) properly designated as capital gain dividends ("Capital Gain Dividends") will be taxable to shareholders as long-term capital gain, regardless of how long a shareholder has held the shares in the Fund. Distributions from capital gains are generally made after applying any available capital loss carryovers. Distributions of gains from the sale of investments that the Fund owned for one year or less will be taxable as ordinary income. Long-term capital gain rates applicable to individuals have been temporarily reduced--in general, to 15% with lower rates applying to taxpayers in the 10% and 15% rate brackets--for taxable years beginning on or before December 31, 2008.

     For taxable years beginning on or before December 31, 2008, provided holding period and other requirements are met by both the Fund and the holder, the Fund may designate distributions of investment income derived from dividends of U.S. corporations and some foreign corporations as "qualified dividend income." Qualified dividend income will be taxed in the hands of individuals at the rates applicable to long-term capital gain, provided the shareholder meets these same holding period and other requirements. The Fund does not expect a significant portion of Fund distributions to be derived from qualified dividend income.

     Dividends (including Capital Gain Dividends) will be taxable as described above whether received in cash or in shares. A shareholder whose distributions are reinvested in shares will be treated as having received a dividend equal to either (i) the fair market value of the new shares issued to the shareholder, or
(ii) if the shares are trading below net asset value, the amount of cash allocated to the shareholder for the purchase of shares on its behalf in the open market.

     Dividends of net investment income received by corporate shareholders of the Fund may qualify for the 70% dividends received deduction generally available to corporations to the extent of the amount of qualifying dividends received by the Fund from domestic corporations for the taxable year. However, in light of the Fund's investment policies, the Fund does not expect to receive a significant amount of qualifying dividends.

     The Internal Revenue Service ("IRS") currently requires that a regulated investment company that has two or more classes of stock allocate to each such class proportionate amounts of each type of its income (such as ordinary income and capital gains) based upon the percentage of total dividends distributed to each class for the tax year. Accordingly, the Fund intends each year to allocate Capital Gain Dividends between and among its Common Shares and any series of outstanding preferred shares of beneficial interest (including Preferred Shares) in proportion to the total dividends paid to each class with respect to such tax year. Dividends qualifying and not qualifying for (a) treatment as qualified dividend income and (b) the dividends received deduction, if any, will similarly be allocated between and among any such classes.

     Existing authorities do not specifically address whether dividends that are paid following the close of a taxable year, but that are treated for tax purposes as derived from the income of such prior taxable year, are treated as dividends paid during such prior taxable year for purposes of determining each class's proportionate share of a particular type of income. The Fund currently intends to treat such dividends as having been paid in the prior taxable year for purposes of determining each class's proportionate share of a particular type of income with respect to such prior taxable year. Existing authorities also do not specifically address the allocation of taxable income among the dividends paid to holders of a class of shares during or with respect to a taxable year. It is possible that the IRS could disagree with the Fund's position concerning the treatment of dividends paid after the close of a taxable year or with the Fund's method of allocation, in which case the IRS could attempt to recharacterize a portion of the dividends paid to the holders of preferred shares. If the IRS were to prevail with respect to any such attempted recharacterization, holders of preferred shares could be subject to additional tax on amounts so recharacterized and the Fund could be subject to federal income and excise tax.

     RETURN OF CAPITAL DISTRIBUTIONS. If the Fund makes a distribution to a shareholder in excess of the Fund's current and accumulated earnings and profits in any taxable year (including earnings and profits arising from tax-exempt income, if any), the excess distribution will be treated as a return of capital to the extent of the shareholder's tax basis in his or her shares, and thereafter as capital gain. A return of capital is not taxable, but it reduces the shareholder's tax basis in his or her shares, thus reducing any loss or increasing any gain on a subsequent taxable disposition by the shareholder of his or her shares. Where one or more such distributions occur in any taxable year of the Fund, the available earnings and profits will be allocated, first, to the distributions made to the holders of any outstanding preferred shares of beneficial interest in the Fund (including the Preferred Shares), and only thereafter to distributions made to Common Shareholders. As a result, the holders of any outstanding preferred shares of beneficial interest in the Fund (including the Preferred Shares) will receive a disproportionate share of the distributions treated as dividends, and the holders of the Common Shares will receive a disproportionate share of the distributions treated as a return of capital.

     Dividends and distributions on the Fund's shares are generally subject to federal income tax as described herein to the extent they do not exceed the Fund's realized income and gains, even though such dividends and distributions may economically represent a return of a particular shareholder's investment. Such distributions are likely to occur in respect of shares purchased at a time when the Fund's net asset value reflects gains that are either unrealized, or realized but not distributed. Such realized gains may be required to be distributed even when the Fund's net asset value also reflects unrealized losses. Distributions are taxable to a shareholder even if they are paid from income or gains earned by the Fund prior to the shareholder's investment (and thus included in the price paid by the shareholder).

     SALE OR REDEMPTION OF SHARES. The sale, exchange or redemption of Fund shares may give rise to a gain or loss. In general, any gain or loss realized upon a taxable disposition of shares will be treated as long-term capital gain or loss if the shares have been held for more than one year. Otherwise, the gain or loss on the taxable disposition of Fund shares will be treated as short-term capital gain or loss. However, any loss realized upon a taxable disposition of shares held for six months or less will be treated as long-term, rather than short-term, to the extent of any long-term capital gain distributions received (or deemed received) by the shareholder with respect to the shares. All or a portion of any loss realized upon a taxable disposition of Fund shares will be disallowed if other substantially identical shares of the Fund are purchased within 30 days before or after the disposition. In such a case, the basis of the newly purchased shares will be adjusted to reflect the disallowed loss. In addition, the ability to deduct capital losses may be subject to other limitations.

     From time to time the Fund may make a tender offer for its Common Shares. It is expected that the terms of any such offer will require a tendering shareholder to tender all Common Shares and dispose of all Preferred Shares held, or considered under certain attribution rules of the Code to be held, by such shareholder. Shareholders who tender all Common Shares and dispose of all Preferred Shares held, or considered to be held, by them will be treated as having sold their shares and generally will realize a capital gain or loss. If a shareholder tenders fewer than all of its Common Shares, or retains a substantial portion of its Preferred Shares, such shareholder may be treated as having received a taxable dividend upon the tender of its Common Shares. In such a case, there is a remote risk that non-tendering shareholders will be treated as having received taxable distributions from the Fund. Likewise, if the Fund redeems some but not all of the Preferred Shares held by an Preferred Shares Holder and such shareholder is treated as having received a taxable dividend upon such redemption, there is a remote risk that Common Shareholders and non-redeeming Preferred Shares Holders will be treated as having received taxable distributions from the Fund. To the extent that the Fund recognizes net gains on the liquidation of portfolio securities to meet such tenders of Common Shares, the Fund will be required to make additional distributions to its Common Shareholders.

     ORIGINAL ISSUE DISCOUNT AND PAYMENT-IN-KIND SECURITIES. Current federal tax law requires the holder of a U.S. Treasury or other fixed income zero-coupon security to accrue as income each year a portion of the discount at which the security was issued, even though the holder receives no interest payment in cash on the security during the year. In addition, payment-in-kind securities will give rise to income which is required to be distributed and is taxable even though the fund holding the security receives no interest payment in cash on the security during the year.

     Debt obligations with a fixed maturity date of more than one year from the date of issuance acquired by the Fund may be (and all zero-coupon debt obligations acquired by the Fund will be) treated as debt obligations that are issued originally at a discount. Generally, the amount of the original issue discount ("OID") is treated as interest income and is included in taxable income (and is required to be distributed) over the term of the debt security, even though payment of that amount is not received until a later time, usually when the debt security matures. Increases in the principal amount of U.S. TIPS and other inflation-indexed debt instruments will be treated as OID. A portion of the OID includable in income with respect to certain high-yield corporate debt obligations (including certain payment-in-kind securities) may be treated as a dividend for certain U.S. federal income tax purposes.

     Some of the debt obligations (with a fixed maturity date of more than one year from the date of issuance) that may be acquired by the Fund in the secondary market may be treated as having market discount. Generally, any gain recognized on the disposition of, and any partial payment of principal on, a debt security having market discount is treated as ordinary income to the extent the gain, or principal payment, does not exceed the "accrued market discount" on such debt security. Market discount generally accrues in equal daily installments. The Fund may make one or more of the elections applicable to debt obligations having market discount, which could affect the character and timing of recognition of income.

     Some debt obligations (with a fixed maturity date of one year or less from the date of issuance) that may be acquired by the Fund may be treated as having acquisition discount, or OID in the case of certain types of debt obligations. Generally, the Fund will be required to include the acquisition discount, or OID, in income over the term of the debt security, even though payment of that amount is not received until a later time, usually when the debt security matures. The Fund may make one or more of the elections applicable to debt obligations having acquisition discount, or OID, which could affect the character and timing of recognition of income.

     If the Fund holds the foregoing kinds of securities, it may be required to pay out as an income distribution each year an amount which is greater than the total amount of cash interest the Fund actually received. Such distributions may be made from the cash assets of the Fund or by liquidation of portfolio securities, if necessary. The Fund may realize gains or losses from such liquidations. In the event the Fund realizes net capital gains from such transactions, its shareholders may receive a larger capital gain distribution than they would in the absence of such transactions.

     HIGHER-RISK SECURITIES. The Fund may invest to a significant extent in debt obligations that are in the lowest rating categories or are unrated, including debt obligations of issuers not currently paying interest or who are in default. Investments in debt obligations that are at risk of or in default present special tax issues for the Fund. Tax rules are not entirely clear about issues such as when the Fund may cease to accrue interest, original issue discount or market discount, when and to what extent deductions may be taken for bad debts or worthless securities and how payments received on obligations in default should be allocated between principal and income. These and other related issues will be addressed by the Fund when, as and if it invests in such securities, in order to seek to ensure that it distributes sufficient income to preserve its status as a regulated investment company and does not become subject to U.S. federal income or excise tax.

     ISSUER DEDUCTIBILITY OF INTEREST. A portion of the interest paid or accrued on certain high yield discount obligations owned by the Fund may not be deductible to the issuer. This may affect the issuer's cash flow. If a portion of the interest paid or accrued on certain high yield discount obligations is not deductible, that portion will be treated as a dividend for purposes of the corporate dividends received deduction. In such cases, if the issuer of the high yield discount obligations is a domestic corporation, dividend payments by the Fund may be eligible for the dividends received deduction to the extent of the deemed dividend portion of such accrued interest.
Interest paid on debt obligations owned by the Fund, if any, that are considered for tax purposes to be payable in the equity of the issuer or a related party will not be deductible to the issuer, possibly affecting the cash flow of the issuer.

     OPTIONS, FUTURES, FORWARD CONTRACTS AND SWAP AGREEMENTS. The Fund's transactions in options, futures contracts, hedging transactions, forward contracts, swap agreements, straddles and foreign currencies will be subject to special tax rules (including mark-to-market, constructive sale, straddle, wash sale and short sale rules), the effect of which may be to accelerate income to the Fund, defer losses to the Fund, cause adjustments in the holding periods of the Fund's securities, convert long-term capital gains into short-term capital gains and convert short-term capital losses into long-term capital losses. These rules could therefore affect the amount, timing and character of distributions to shareholders.

     Certain of the Fund's hedging activities (including its transactions, if any, in foreign currencies or foreign currency-denominated instruments) are likely to produce a difference between its book income and its taxable income. If the Fund's book income exceeds its taxable income, the distribution (if any) of such excess generally will be treated as described above under "--Return of Capital Distributions." If the Fund's book income is less than taxable income, the Fund could be required to make distributions exceeding book income to qualify as a regulated investment company that is accorded special tax treatment.

     REMICs and REITs. The Fund may invest in REMICs and certain REITs holding interests in REMICs. Income generated by a residual interest in a REMIC may be passed through to the holders of the Fund. Such income (i) cannot be offset by net operating losses, (ii) will constitute unrelated business taxable income and
(iii) in the case of foreign shareholders will not qualify for a reduction in U.S. withholding taxes. In addition, if a holder of the Fund is a "disqualified organization" under the U.S. tax law the Fund itself will be subject to tax on the income from the residual interest allocable to that organization.

     FOREIGN TAXATION. Income received by the Fund from sources within foreign countries may be subject to withholding and other taxes imposed by such countries. Tax conventions between certain countries and the U.S. may reduce or eliminate such taxes. Shareholders generally will not be entitled to claim a credit or deduction with respect to foreign taxes.

     SHARES PURCHASED THROUGH TAX-QUALIFIED PLANS. Special tax rules apply to investments through defined contribution plans and other tax-qualified plans. Shareholders should consult their tax advisors to determine the suitability of shares of the Fund as an investment through such plans and the precise effect of an investment on their particular tax situation.

     NON-U.S. SHAREHOLDERS. Under U.S. federal tax law, dividends other than Capital Gain Dividends paid on shares beneficially held by a person who is not a U.S. person within the meaning of the Code (i.e., a "foreign person") are, in general, subject to withholding of U.S. federal income tax at a rate of 30% of the gross dividend, which rate may, in some cases, be reduced by an applicable tax treaty. Dividends are subject to withholding even if they are funded by income or gains (such as portfolio interest, short-term capital gains, or foreign-source dividend and interest income) that, if paid to a foreign person directly, would not be subject to withholding. However, Capital Gain Dividends will generally not be subject to withholding of U.S. federal income tax. If a beneficial holder who is a foreign person has a trade or business in the United States, and the dividends are effectively connected with the conduct by the beneficial holder of a trade or business in the United States, the dividend will be subject to U.S. federal net income taxation at regular income tax rates.

     Under U.S. federal tax law, a beneficial holder of shares who is a foreign person is not, in general, subject to U.S. federal income tax on gains (and is not allowed a deduction for losses) realized on the sale of such shares of the Fund or on Capital Gain Dividends unless (i) such gain or Capital Gain Dividend is effectively connected with the conduct of a trade or business carried on by such holder within the United States or (ii) in the case of an individual holder, the holder is present in the United States for a period or periods aggregating 183 days or more during the year of the sale or Capital Gain Dividend and certain other conditions are met.

     If you are eligible for the benefits of a tax treaty, any effectively connected income or gain will generally be subject to U.S. federal income tax on a net basis only if it is also attributable to a permanent establishment maintained by you in the United States.

     A beneficial holder of shares who is a foreign person may be subject to state and local tax and to the U.S. federal estate tax in addition to the federal tax on income referred to above.

     BACKUP WITHHOLDING. The Fund generally is required to withhold and remit to the U.S. Treasury a percentage of the taxable distributions and redemption proceeds paid to any individual shareholder who fails to properly furnish the Fund with a correct taxpayer identification number ("TIN"), who has under-reported dividend or interest income, or who fails to certify to the Fund that he or she is not subject to such withholding. The backup withholding tax rate is 28% for amounts paid through 2010. The backup withholding tax rate will be 31% for amounts paid after December 31, 2010.

     In order for a foreign investor to qualify for exemption from the backup withholding tax rates under income tax treaties, the foreign investor must comply with special certification and filing requirements. Foreign investors in the Fund should consult their tax advisors in this regard. Backup withholding is not an additional tax. Any amounts withheld may be credited against the shareholder's U.S. federal income tax liability, provided the appropriate information is furnished to the IRS.

     RECENT TAX SHELTER REPORTING REGULATIONS. Under recently promulgated Treasury regulations, if a shareholder recognizes a loss with respect to Fund shares of $2 million or more for an individual shareholder or $10 million or more for a corporate shareholder, the shareholder must file with the IRS a disclosure statement on Form 8886. Direct shareholders of portfolio securities are in many cases excepted from this reporting requirement, but under current guidance, shareholders of a regulated investment company are not excepted. Future guidance may extend the current exception from this reporting requirement to shareholders of most or all regulated investment companies. The fact that a loss is reportable under these regulations does not affect the legal determination of whether the taxpayer's treatment of the loss is proper. Shareholders should consult their tax advisers to determine the applicability of these regulations in light of their individual circumstances.

     GENERAL. The federal income tax discussion set forth above is for general information only. Prospective investors should consult their tax advisors regarding the specific federal tax consequences of purchasing, holding, and disposing of shares of the Fund, as well as the effects of state, local and foreign tax law and any proposed tax law changes.

             PERFORMANCE-RELATED, COMPARATIVE AND OTHER INFORMATION

     The Fund may be a suitable investment for a shareholder who is thinking of adding bond investments to his portfolio to balance the appreciated stocks that the shareholder is holding.

     PERFORMANCE-RELATED INFORMATION. The Fund may quote certain performance-related information and may compare certain aspects of its portfolio and structure to other substantially similar closed-end funds as categorized by Lipper, Inc. ("Lipper"), Morningstar Inc. or other independent services. Comparison of the Fund to an alternative investment should be made with consideration of differences in features and expected performance. The Fund may obtain data from sources or reporting services, such as Bloomberg Financial ("Bloomberg") and Lipper, that the Fund believes to be generally accurate.

     COMPARATIVE INFORMATION. From time to time, the Fund's advertisements or information furnished to present or prospective shareholders may refer to the returns and yields offered by various types of investments, as well as the yield spreads on such investments.

     The Fund and/or the Advisor may report to shareholders or to the public in advertisements concerning the performance of the Advisor as advisor to clients other than the Fund, or on the comparative performance or standing of the Advisor in relation to other money managers. The Advisor also may provide to current or prospective private account clients, in connection with standardized performance information for the Fund, performance information for the Fund gross of fees and expenses for the purpose of assisting such clients in evaluating similar performance information provided by other investment managers or institutions. Comparative information may be compiled or provided by independent ratings services or by news organization.

     Performance information for the Fund or for other investment companies or accounts managed by the Advisor may also be compared to various unmanaged indexes or to other benchmarks, some of which may not be available for direct investment. Any performance information, whether related to the Fund or the Advisor, should be considered in light of the Fund's investment objectives and policies, the characteristics and quality of the Fund, and the market conditions during the time period indicated, and should not be considered to be representative of what may be achieved in the future.

     Past performance is not indicative of future results. At the time Common Shareholders sell their shares, they may be worth more or less than their original investment. At any time in the future, yields and total return may be higher or lower than past yields and total return, and there can be no assurance that any historical results will continue.

     INFLATION. The Fund's advertising or related materials may from time to time discuss the effects of inflation. One of the primary drawbacks to a fixed-rate investment is the negative impact that inflation can have on an investment's real future return. Inflation is generally defined as an increase in the level of consumer prices or as a decline in the purchasing power of money. For investors in long-term fixed-rate investments, exposure to inflation can theoretically put them in a position whereby their investment is now worth less purchasing power than when they made the initial investment, despite what may have been an attractive stated return at the time. Such materials may assert that it is this erosion of purchasing power that has historically disappointed investors seeking the relative quality of traditional fixed-rate investments.

     U.S. TIPS. Advertising or related materials may discuss the structure and characteristics of U.S. TIPS. U.S. TIPS may provide an attractive alternative to other government-backed or fixed-rate investments. U.S. TIPS are the only yield-bearing securities directly linked to inflation that are backed by the full faith and credit of the U.S. government. Unlike a direct investment in U.S. TIPS, however, an investment in the Fund is not guaranteed and may at any time be worth more or less than the price originally paid for it.

     U.S. TIPS, also referred to as inflation-indexed securities, were designed to protect investors and the future value of these fixed-income investments from the adverse effects of inflation. As of [7/31/03], the total market value of U.S. TIPS was approximately $187 billion and the average daily trading volume was over [$4.5 billion] in market value.

     Fund advertisements may also discuss the expected tax characteristics of investing in U.S. TIPS and the Fund. By investing in the Fund, individual investors alter one of the tax aspects of investing directly in U.S. TIPS. When individual investors invest directly in U.S. TIPS, they are subject to income tax each year on any net inflation adjustments to the principal value of the U.S. TIPS, even though they do not receive the full benefit of those adjustments until the U.S. TIPS mature. Thus, individual investors investing directly in U.S. TIPS may have to pay income taxes on adjustments to the principal value of U.S. TIPS even though they do not receive any current income in respect of those adjustments. Because the Fund must distribute an amount to its shareholders each year equal to substantially all its income, including amounts attributable to the net inflation adjustments, a shareholder receiving cash dividends will always receive cash sufficient to pay the tax attributable to such adjustments. However, since the Fund may not have sufficient income to make the required distributions, it may have to sell securities at times it would not otherwise have done so in order to obtain such income. Under current tax regulations, the portion of the Fund's dividends directly attributable to U.S. TIPS coupon income and adjustments to principal is expected to be exempt from state and local income tax in certain states. Investors should consult with their tax advisors with respect to the effects of their investments on their particular tax situations.

     ADVISOR. From time to time, the Advisor or the Fund may use, in advertisements or information furnished to present or prospective shareholders, information regarding the Advisor including, without limitation, information regarding the Advisor's investment style, countries of operation, organization, professional staff, clients (including other registered investment companies), assets under management and performance record. These materials may refer to opinions or rankings of the Advisor's overall investment management performance contained in third-party reports or publications. The Advisor was founded in 1971 and is one of the world's premier fixed-income managers, with offices in Pasadena, London and Singapore. Exclusively focused on fixed-income, the Advisor managed, as of 6/30/03, over $126 billion in assets for over 328 institutional clients in 21 countries. The Advisor's client base includes several of the largest companies in the world as well as numerous public entities, healthcare organizations, foundations and public pension plans. For the Fund, the Advisor intends to employ proprietary risk management techniques that were developed specifically to enhance other leveraged funds.

     THE FUND. The Fund's listing of the Common Shares on the New York Stock Exchange is expected to provide liquidity, convenience and daily price visibility through electronic services and in newspaper stock tables.

     The offering period for the Common Shares began on August 27, 2003 and ended on September 25, 2003. The first trade date for the Common Shares was September 26, 2003, with a settlement date of September 30, 2003. The initial offering of the Common Shares carried a commission to brokers of $0.675 per share (4.50% of the offering price).

     The Fund, in its advertisements, may refer to pending legislation from time to time and the possible impact of such legislation on investors, investment strategy and related matters.

     For the period from September 30, 2003 (commencement of the Fund's operations) through ________, 2003, the Fund's net [increase/decrease] in net assets resulting from investment operations was $_________.

                      PROXY VOTING POLICIES AND PROCEDURES

     The Trustees of the Fund have adopted the proxy voting policy of Western Asset (the "Policy") as the Proxy Voting Policies and Procedures of the Fund. The Policy governs in determining how proxies relating to the Fund's portfolio securities are voted. A copy of the Policy is attached as Appendix B to this Statement of Additional Information.

               CUSTODIAN, TRANSFER AGENT AND DIVIDEND PAYING AGENT

     State Street Bank & Trust Company, 150 Newport Avenue AFB/4N, North Quincy, Massachusetts 02171, serves as custodian for the assets of the Fund. The custodian performs custodial and fund accounting services.

     _____________________, _____________________, serves as auction agent, transfer agent, registrar, dividend paying agent and redemption agent for the Preferred Shares.

                             INDEPENDENT ACCOUNTANTS

     PricewaterhouseCoopers LLP, 250 W. Pratt Street, Baltimore, Maryland 21201, serves as independent accountants for the Fund. PricewaterhouseCoopers LLP provides audit services, tax return preparation and assistance and consultation in connection with the review of SEC filings to the Fund.

                                     COUNSEL

     Ropes & Gray LLP, 45 Rockefeller Plaza, New York, New York 10111-0087, passes upon certain legal matters in connection with shares offered by the Fund, and also acts as counsel to the Fund.

                             REGISTRATION STATEMENT

     A registration statement on Form N-2, including any amendments thereto, relating to the shares of the Fund offered hereby, has been filed by the Fund with the SEC, Washington, D.C. The Fund's Prospectus and this Statement of Additional Information do not contain all of the information set forth in the registration statement, including any exhibits and schedules thereto. For further information with respect to the Fund and the shares offered or to be offered hereby, reference is made to the Fund's registration statement. Statements contained in the Fund's Prospectus and this Statement of Additional Information as to the contents of any contract or other document referred to are not necessarily complete and in each instance reference is made to the copy of such contract or other document filed as an exhibit to the registration statement, each such statement being qualified in all respects by such reference. Copies of the registration statement may be inspected without charge at the SEC's principal office in Washington, D.C., and copies of all or any part thereof may be obtained from the SEC upon the payment of certain fees prescribed by the SEC.

                              FINANCIAL STATEMENTS

     The Statement of Assets and Liabilities of the Fund dated as of September 9, 2003, and the Statement of Operations for the one-day period ended September 9, 2003, including the Notes thereto, and the report of PricewaterhouseCoopers LLP thereon dated September 15, 2003, included in the Fund's Statement of Additional Information dated September 25, 2003, relating to the Common Shares, is hereby incorporated by reference into this Statement of Additional Information, which means that such Statement of Assets and Liabilities and the Notes thereto are considered to be a part of this Statement of Additional Information. The Statement of Additional Information for the Common Shares was filed electronically with the SEC on September 29, 2003 (Accession No. 000104047469-03-31991).

    WESTERN ASSET/CLAYMORE U.S. TREASURY INFLATION PROTECTED SECURITIES FUND
                       STATEMENT OF ASSETS AND LIABILITIES

                               ____________, 2003


                             STATEMENT OF OPERATIONS

                               _____________, 2003


                                      NOTES

                                   APPENDIX A

                        DESCRIPTION OF SECURITIES RATINGS

     The Fund's investments may range in quality from securities rated in the lowest category to securities rated in the highest category (as rated by Moody's, S&P or Fitch or, if unrated, determined by the Advisor to be of comparable quality). The percentage of the Fund's assets invested in securities in a particular rating category will vary. The following terms are generally used to describe the credit quality of debt securities:

     HIGH QUALITY DEBT SECURITIES are those rated in one of the two highest rating categories (the highest category for commercial paper) or, if unrated, deemed comparable by the Advisor.

     INVESTMENT GRADE DEBT SECURITIES are those rated in one of the four highest rating categories or, if unrated, deemed comparable by the Advisor.

     BELOW INVESTMENT GRADE, HIGH YIELD SECURITIES ("JUNK BONDS") are those rated lower than Baa by Moody's or BBB by S&P or Fitch and comparable securities. They are deemed predominately speculative with respect to the issuer's ability to repay principal and interest.

     Following is a description of Moody's, S&P's and Fitch's rating categories applicable to debt securities.

MOODY'S INVESTORS SERVICE, INC.

     CORPORATE AND MUNICIPAL BOND RATINGS

     Aaa: Bonds which are rated Aaa are judged to be of the best quality. They carry the smallest degree of investment risk and are generally referred to as "gilt edge." Interest payments are protected by a large or by an exceptionally stable margin and principal is secure. While the various protective elements are likely to change, such changes as can be visualized are most unlikely to impair the fundamentally strong position of such issues.

     Aa: Bonds which are rated Aa are judged to be of high quality by all standards. Together with the Aaa group they comprise what are generally known as high-grade bonds. They are rated lower than the best bonds because margins of protection may not be as large as in Aaa securities or fluctuation of protective elements may be of greater amplitude or there may be other elements present that make the long-term risks appear somewhat larger than with Aaa securities.

     A: Bonds which are rated A possess many favorable investment attributes and are to be considered as upper-medium-grade obligations. Factors giving security to principal and interest are considered adequate, but elements may be present that suggest a susceptibility to impairment sometime in the future.

     Baa: Bonds which are rated Baa are considered as medium-grade obligations (i.e., they are neither highly protected nor poorly secured). Interest payments and principal security appear adequate for the present but certain protective elements may be lacking or may be characteristically unreliable over any great length of time. Such bonds lack outstanding investment characteristics and in fact have speculative characteristics as well.

     Ba: Bonds which are rated Ba are judged to have speculative elements; their future cannot be considered as well-assured. Often the protection of interest and principal payments may be very moderate and thereby not well safeguarded during both good and bad times over the future. Uncertainty of position characterizes bonds in this class.

     B: Bonds which are rated B generally lack characteristics of a desirable investment. Assurance of interest and principal payments or of maintenance of other terms of the contract over any long period of time may be small.

     Caa: Bonds which are rated Caa are of poor standing. Such issues may be in default or there may be present elements of danger with respect to principal or interest.

     Ca: Bonds which are rated Ca represent obligations which are speculative in a high degree. Such issues are often in default or have other marked shortcomings.

     C: Bonds which are rated C are the lowest rated class of bonds and issues so rated can be regarded as having extremely poor prospects of ever attaining any real investment standing.

     Moody's bond ratings, where specified, are applicable to financial contracts, senior bank obligations and insurance company senior policyholder and claims obligations with an original maturity in excess of one year. Obligations relying upon support mechanisms such as letter-of-credit and bonds of indemnity are excluded unless explicitly rated. Obligations of a branch of a bank are considered to be domiciled in the country in which the branch is located.

     Unless noted as an exception, Moody's rating on a bank's ability to repay senior obligations extends only to branches located in countries which carry a Moody's Sovereign Rating for Bank Deposits. Such branch obligations are rated at the lower of the bank's rating or Moody's Sovereign Rating for the Bank Deposits for the country in which the branch is located. When the currency in which an obligation is denominated is not the same as the currency of the country in which the obligation is domiciled, Moody's ratings do not incorporate an opinion as to whether payment of the obligation will be affected by the actions of the government controlling the currency of denomination. In addition, risk associated with bilateral conflicts between an investor's home country and either the issuer's home country or the country where an issuer branch is located are not incorporated into Moody's ratings.

     Moody's makes no representation that rated bank obligations or insurance company obligations are exempt from registration under the U.S. Securities Act of 1933 or issued in conformity with any other applicable law or regulation. Nor does Moody's represent any specific bank or insurance company obligation is legally enforceable or a valid senior obligation of a rated issuer.

     Moody's applies numerical modifiers, 1, 2, and 3 in each generic rating classified from Aa through Caa in its corporate bond rating system. The modifier 1 indicates that the security ranks in the higher end of its generic rating category; the modifier 2 indicates a mid-range ranking; and the modifier 3 indicates that the issue ranks in the lower end of its generic rating category.

     CORPORATE SHORT-TERM DEBT RATINGS

     Moody's short-term debt ratings are opinions of the ability of issuers to repay punctually senior debt obligations. These obligations have an original maturity not exceeding one year, unless explicitly noted.

     Moody's employs the following three designations, all judged to be investment grade, to indicate the relative repayment ability of rated issuers:

     PRIME-1: Issuers rated Prime-1 (or supporting institutions) have a superior ability for repayment of senior short-term debt obligations. Prime-1 repayment ability will often be evidenced by many of the following characteristics: leading market positions in well-established industries; high rates of return on funds employed; conservative capitalization structure with moderate reliance on debt and ample asset protection; broad margins in earnings coverage of fixed financial charges and high internal cash generation; and well-established access to a range of financial markets and assured sources of alternate liquidity.

     PRIME-2: Issuers rated Prime-2 (or supporting institutions) have a strong ability for repayment of senior short-term debt obligations. This will normally be evidenced by many of the characteristics cited above but to a lesser degree. Earnings trends and coverage ratios, while sound, may be more subject to variation. Capitalization characteristics, while still appropriate, may be more affected by external conditions. Ample alternate liquidity is maintained.

     PRIME-3: Issuers rated Prime-3 (or supporting institutions) have an acceptable ability for repayment of senior short-term obligations. The effect of industry characteristics and market compositions may be more pronounced. Variability in earnings and profitability may result in changes in the level of debt protection measurements and may require relatively high financial leverage. Adequate alternate liquidity is maintained.

     NOT PRIME: Issuers rated Not Prime do not fall within any of the Prime rating categories.

STANDARD & POOR'S RATINGS SERVICES

     ISSUE CREDIT RATING DEFINITIONS

     A Standard & Poor's issue credit rating is a current opinion of the creditworthiness of an obligor with respect to a specific financial obligation, a specific class of financial obligations, or a specific financial program (including ratings on medium term note programs and commercial paper programs). It takes into consideration the creditworthiness of guarantors, insurers, or other forms of credit enhancement on the obligation and takes into account the currency in which the obligation is denominated. The issue credit rating is not a recommendation to purchase, sell, or hold a financial obligation, inasmuch as it does not comment as to market price or suitability for a particular investor.

     Issue credit ratings are based on current information furnished by the obligors or obtained by Standard & Poor's from other sources it considers reliable. Standard & Poor's does not perform an audit in connection with any credit rating and may, on occasion, rely on unaudited financial information. Credit ratings may be changed, suspended, or withdrawn as a result of changes in, or unavailability of, such information, or based on other circumstances.

     Issue credit ratings can be either long-term or short-term. Short-term ratings are generally assigned to those obligations considered short term in the relevant market. In the U.S., for example, that means obligations with an original maturity of no more than 365 days -- including commercial paper. Short-term ratings are also used to indicate the creditworthiness of an obligor with respect to put features on long-term obligations. The result is a dual rating, in which the short-term rating addresses the put feature, in addition to the usual long-term rating. Medium-term notes are assigned long-term ratings.

     Issue credit ratings are based, in varying degrees, on the following considerations: likelihood of payment -- capacity and willingness of the obligor to meet its financial commitment on an obligation in accordance with the terms of the obligation; nature of and provisions of the obligation; protection afforded by, and relative position of, the obligation in the event of bankruptcy, reorganization, or other arrangement under the laws of bankruptcy and other laws affecting creditors' rights.

     The issue rating definitions are expressed in terms of default risk. As such, they pertain to senior obligations of an entity. Junior obligations are typically rated lower than senior obligations, to reflect the lower priority in bankruptcy, as noted above. (Such differentiation applies when an entity has both senior and subordinated obligations, secured and unsecured obligations, or operating company and holding company obligations.) Accordingly, in the case of junior debt, the rating may not conform exactly with the category definition.

     CORPORATE AND MUNICIPAL BOND RATINGS

     INVESTMENT GRADE

     AAA: An obligation rated AAA has the highest rating assigned by Standard & Poor's. The obligor's capacity to meet its financial commitment on the obligation is extremely strong.

     AA: An obligation rated AA differs from the highest rated obligations only in small degree. The obligor's capacity to meet its financial commitment on the obligation is very strong.

     A: An obligation rated A is somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions than obligations in higher rated categories. However, the obligor's capacity to meet its financial commitment on the obligation is still strong.

     BBB: An obligation rated BBB exhibits adequate protection parameters. However, adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity of the obligor to meet its financial commitment on the obligation.

     SPECULATIVE GRADE

     Obligations rated BB, B, CCC, CC, and C are regarded as having predominately speculative characteristics with respect to capacity to pay interest and repay principal. BB indicates the least degree of speculation and C the highest. While such debt will likely have some quality and protective characteristics, these are outweighed by large uncertainties or major exposures to adverse conditions.

     BB: An obligation rated BB is less vulnerable to nonpayment than other speculative issues. However, it faces major ongoing uncertainties or exposure to adverse business, financial, or economic conditions which could lead to the obligor's inadequate capacity to meet its financial commitment on the obligation.

     B: An obligation rated B is more vulnerable to nonpayment than obligations rated BB, but the obligor currently has the capacity to meet its financial commitment on the obligation. Adverse business, financial, or economic conditions will likely impair the obligor's capacity or willingness to meet its financial commitment on the obligation.

     CCC: An obligation rated CCC is currently vulnerable to nonpayment, and is dependent upon favorable business, financial, and economic conditions for the obligor to meet its financial commitment on the obligation. In the event of adverse business, financial, or economic conditions, the obligor is not likely to have the capacity to meet its financial commitment on the obligation.

     CC: An obligation rated CC is currently highly vulnerable to nonpayment.

     C: A subordinated debt or preferred stock obligation rated C is CURRENTLY HIGHLY VULNERABLE to nonpayment. The C rating may be used to cover a situation where a bankruptcy petition has been filed or similar action taken, but payments on this obligation are being continued. A C also will be assigned to a preferred stock issue in arrears on dividends or sinking fund payments, but that is currently paying.

     CI: The rating CI is reserved for income bonds on which no interest is being paid.

     D: An obligation rated D is in payment default. The D rating category is used when payments on an obligation are not made on the date due even if the applicable grace period has not expired, unless Standard & Poor's believes that such payments will be made during such grace period. The D rating also will be used upon the filing of a bankruptcy petition or the taking of a similar action if payments on an obligation are jeopardized.

     Plus (+) or Minus (-): The ratings from AA to CCC may be modified by the addition of a plus or minus sign to show relative standing within the major rating categories.

     Provisional ratings: The letter "p" indicates that the rating is provisional. A provisional rating assumes the successful completion of the project being financed by the debt being rated and indicates that payment of debt service requirements is largely or entirely dependent upon the successful and timely completion of the project. This rating, however, while addressing credit quality subsequent to completion of the project, makes no comment on the likelihood of, or the risk of default upon failure of, such completion. The investor should exercise his own judgment with respect to such likelihood and risk.

     r: This symbol is attached to the ratings of instruments with significant noncredit risks. It highlights risks to principal or volatility of expected returns which are not addressed in the credit rating. Examples include: obligations linked or indexed to equities, currencies, or commodities; obligations exposed to severe prepayment risk -- such as interest-only or principal-only mortgage securities; and obligations with unusually risky interest terms, such as inverse floaters.

     The absence of an "r" symbol should not be taken as an indication that an obligation will exhibit no volatility or variability in total return.

     N.R.: This indicates that no rating has been requested, that there is insufficient information on which to base a rating, or that Standard & Poor's does not rate a particular obligation as a matter of policy.

     Debt obligations of issuers outside the United States and its territories are rated on the same basis as domestic corporate and municipal issues. The ratings measure the creditworthiness of the obligor but do not take into account currency exchange and related uncertainties.

     COMMERCIAL PAPER RATING DEFINITIONS

     A Standard & Poor's commercial paper rating is a current assessment of the likelihood of timely payment of debt having an original maturity of no more than 365 days. Ratings are graded into several categories, ranging from A for the highest quality obligations to D for the lowest. These categories are as follows:

     A-1: A short-term obligation rated A-1 is rated in the highest category by Standard & Poor's. The obligor's capacity to meet its financial commitment on the obligation is strong. Within this category, certain obligations are designated with a plus sign (+). This indicates that the obligor's capacity to meet its financial commitment on these obligations is extremely strong.

     A-2: A short-term obligation rated A-2 is somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions than obligations in higher rating categories. However, the obligor's capacity to meet its financial commitment on the obligation is satisfactory.

     A-3: A short-term obligation rated A-3 exhibits adequate protection parameters. However, adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity of the obligor to meet its financial commitment on the obligation.

     B: A short-term obligation rated B is regarded as having significant speculative characteristics. The obligor currently has the capacity to meet its financial commitment on the obligation; however, it faces major ongoing uncertainties which could lead to the obligor's inadequate capacity to meet its financial commitment on the obligation.

     C: A short-term obligation rated C is currently vulnerable to nonpayment and is dependent upon favorable business, financial, and economic conditions for the obligor to meet its financial commitment on the obligation.

     D: A short-term obligation rated D is in payment default. The D rating category is used when payments on an obligation are not made on the date due even if the applicable grace period has not expired, unless Standard & Poor's believes that such payments will be made during such grace period. The D rating also will be used upon the filing of a bankruptcy petition or the taking of a similar action if payments on an obligation are jeopardized.

     A commercial paper rating is not a recommendation to purchase, sell or hold a security inasmuch as it does not comment as to market price or suitability for a particular investor. The ratings are based on current information furnished to Standard & Poor's by the issuer or obtained from other sources it considers reliable. Standard & Poor's does not perform an audit in connection with any rating and may, on occasion, rely on unaudited financial information. The ratings may be changed, suspended, or withdrawn as a result of changes in or unavailability of such information.

FITCH RATINGS

A brief description of the applicable Fitch Ratings ("Fitch") ratings symbols and meanings (as published by Fitch) follows:

     LONG-TERM CREDIT RATINGS

     INVESTMENT GRADE

AAA

Highest credit quality. 'AAA' ratings denote the lowest expectation of credit risk. They are assigned only in case of exceptionally strong capacity for timely payment of financial commitments. This capacity is highly unlikely to be adversely affected by foreseeable events.

AA

Very high credit quality. 'AA' ratings denote a very low expectation of credit risk. They indicate very strong capacity for timely payment of financial commitments. This capacity is not significantly vulnerable to foreseeable events.

A

High credit quality. 'A' ratings denote a low expectation of credit risk. The capacity for timely payment of financial commitments is considered strong. This capacity may, nevertheless, be more vulnerable to changes in circumstances or in economic conditions than is the case for higher ratings.

BBB

Good credit quality. 'BBB' ratings indicate that there is currently a low expectation of credit risk. The capacity for timely payment of financial commitments is considered adequate, but adverse changes in circumstances and in economic conditions are more likely to impair this capacity. This is the lowest investment-grade category.

     SPECULATIVE GRADE

BB

Speculative. 'BB' ratings indicate that there is a possibility of credit risk developing, particularly as the result of adverse economic change over time; however, business or financial alternatives may be available to allow financial commitments to be met. Securities rated in this category are not investment grade.

B

Highly speculative. 'B' ratings indicate that significant credit risk is present, but a limited margin of safety remains. Financial commitments are currently being met; however, capacity for continued payment is contingent upon a sustained, favorable business and economic environment.

CCC, CC, C

High default risk. Default is a real possibility. Capacity for meeting financial commitments is solely reliant upon sustained, favorable business or economic developments. A 'CC' rating indicates that default of some kind appears probable. 'C' ratings signal imminent default.

DDD, DD, and D

Default. The ratings of obligations in this category are based on their prospects for achieving partial or full recovery in a reorganization or liquidation of the obligor. While expected recovery values are highly speculative and cannot be estimated with any precision, the following serve as general guidelines. 'DDD' obligations have the highest potential for recovery, around 90%-100% of outstanding amounts and accrued interest. 'DD' indicates potential recoveries in the range of 50%-90%, and 'D' the lowest recovery potential, i.e., below 50%. Entities rated in this category have defaulted on some or all of their obligations. Entities rated 'DDD' have the highest prospect for resumption of performance or continued operation with or without a formal reorganization process. Entities rated 'DD' and 'D' are generally undergoing a formal reorganization or liquidation process; those rated 'DD' are likely to satisfy a higher portion of their outstanding obligations, while entities rated 'D' have a poor prospect for repaying all obligations.

     SHORT-TERM CREDIT RATINGS

A short-term rating has a time horizon of less than 12 months for most obligations, or up to three years for U.S. public finance securities, and thus places greater emphasis on the liquidity necessary to meet financial commitments in a timely manner.

F1 Highest credit quality. Indicates the strongest capacity for timely payment of financial commitments; may have an added "+" to denote any exceptionally strong credit feature.

F2 Good credit quality. A satisfactory capacity for timely payment of financial commitments, but the margin of safety is not as great as in the case of the higher ratings.

F3 Fair credit quality. The capacity for timely payment of financial commitments is adequate; however, near-term adverse changes could result in a reduction to non-investment grade.

B Speculative. Minimal capacity for timely payment of financial commitments, plus vulnerability to near-term adverse changes in financial and economic conditions.

C High default risk. Default is a real possibility. Capacity for meeting financial commitments is solely reliant upon a sustained, favorable business and economic environment.

D     Default. Denotes actual or imminent payment default.

"+" or "-" may be appended to a rating to denote relative status within major rating categories. Such suffixes are not added to the 'AAA' long-term rating category, to categories below 'CCC', or to short-term ratings other than 'F1'.

'NR' indicates that Fitch does not rate the issuer or issue in question.

'Withdrawn': A rating is withdrawn when Fitch deems the amount of information available to be inadequate for rating purposes, or when an obligation matures, is called, or refinanced.

'Rating Watch': Ratings are placed on Rating Watch to notify investors that there is a reasonable probability of a rating change and the likely direction of such change. These are designated as "Positive", indicating a potential upgrade, "Negative", for a potential downgrade, or "Evolving", if ratings may be raised, lowered or maintained. Rating Watch is typically resolved over a relatively short period.

     A Rating Outlook indicates the direction a rating is likely to move over a one to two year period. Outlooks may be positive, stable, or negative. A positive or negative Rating Outlook does not imply a rating change is inevitable. Similarly, companies whose outlooks are 'stable' could be downgraded before an outlook moves to positive or negative if circumstances warrant such an action. Occasionally, Fitch may be unable to identify the fundamental trend. In these cases, the Rating Outlook may be described as evolving.

                                   APPENDIX B

                      PROXY VOTING POLICIES AND PROCEDURES

BACKGROUND

Western Asset Management Company ("WA") and Western Asset Management Company Limited ("WAML") (together "Western Asset") have adopted and implemented policies and procedures that we believe are reasonably designed to ensure that proxies are voted in the best interest of clients, in accordance with our fiduciary duties and SEC Rule 206(4)-6 under the Investment Advisers Act of 1940 ("Advisers Act"). Our authority to vote the proxies of our clients is established through investment management agreements or comparable documents, and our proxy voting guidelines have been tailored to reflect these specific contractual obligations. In addition to SEC requirements governing advisers, our proxy voting policies reflect the long-standing fiduciary standards and responsibilities for ERISA accounts. Unless a manager of ERISA assets has been expressly precluded from voting proxies, the Department of Labor has determined that the responsibility for these votes lies with the Investment Manager.

In exercising its voting authority, Western Asset will not consult or enter into agreements with officers, directors or employees of Legg Mason Inc. or any of its affiliates (except that WA and WAML may so consult and agree with each other) regarding the voting of any securities owned by its clients.

POLICY

Western Asset's proxy voting procedures are designed and implemented in a way that is reasonably expected to ensure that proxy matters are handled in the best interest of our clients. While the guidelines included in the procedures are intended to provide a benchmark for voting standards, each vote is ultimately cast on a case-by-case basis, taking into consideration Western Asset's contractual obligations to our clients and all other relevant facts and circumstances at the time of the vote (such that these guidelines may be overridden to the extent Western Asset deems appropriate).

PROCEDURES

RESPONSIBILITY AND OVERSIGHT

The Western Asset Compliance Department ("Compliance Department") is responsible for administering and overseeing the proxy voting process. The gathering of proxies is coordinated through the Corporate Actions area of Investment Support ("Corporate Actions"). Research analysts and portfolio managers are responsible for determining appropriate voting positions on each proxy utilizing any applicable guidelines contained in these procedures.

CLIENT AUTHORITY

Prior to August 1, 2003, all existing client investment management agreements ("IMAs") will be reviewed to determine whether Western Asset has authority to vote client proxies. At account start-up, or upon amendment of an IMA, the applicable client IMA are similarly reviewed. If an agreement is silent on proxy voting, but contains an overall delegation of discretionary authority or if the account represents assets of an ERISA plan, Western Asset will assume responsibility for proxy voting. The Client Account Transition Team maintains a matrix of proxy voting authority.

PROXY GATHERING

Registered owners of record, client custodians, client banks and trustees ("Proxy Recipients") that receive proxy materials on behalf of clients should forward them to Corporate Actions. Prior to August 1, 2003, Proxy Recipients of existing clients will be reminded of the appropriate routing to Corporate Actions for proxy materials received and reminded of their responsibility to forward all proxy materials on a timely basis. Proxy Recipients for new clients (or, if Western Asset becomes aware that the applicable Proxy Recipient for an existing client has changed, the Proxy Recipient for the existing client) are notified at start-up of appropriate routing to Corporate Actions of proxy materials received and reminded of their responsibility to forward all proxy materials on a timely basis. If Western Asset personnel other than Corporate Actions receive proxy materials, they should promptly forward the materials to Corporate Actions.

PROXY VOTING

Once proxy materials are received by Corporate Actions, they are forwarded to the Compliance Department for coordination and the following actions:

     a.   Proxies are reviewed to determine accounts impacted.

     b. Impacted accounts are checked to confirm Western Asset voting authority.

     c. Compliance Department staff reviews proxy issues to determine any material conflicts of interest. (See conflicts of interest section of these procedures for further information on determining material conflicts of interest.)

     d. If a material conflict of interest exists, (i) to the extent reasonably practicable and permitted by applicable law, the client is promptly notified, the conflict is disclosed and Western Asset obtains the client's proxy voting instructions, and (ii) to the extent that it is not reasonably practicable or permitted by applicable law to notify the client and obtain such instructions (e.g., the client is a mutual fund or other commingled vehicle or is an ERISA plan client), Western Asset seeks voting instructions from an independent third party.

     e. Compliance Department staff provides proxy material to the appropriate research analyst or portfolio manager to obtain their recommended vote. Research analysts and portfolio managers determine votes on a case-by-case basis taking into account the voting guidelines contained in these procedures. For avoidance of doubt, depending on the best interest of each individual client, Western Asset may vote the same proxy differently for different clients. The analyst's or portfolio manager's basis for their decision is documented and maintained by the Compliance Department.

     f. Compliance Department staff votes the proxy pursuant to the instructions received in (d) or (e) and returns the voted proxy as indicated in the proxy materials.

TIMING

Western Asset personnel act in such a manner to ensure that, absent special circumstances, the proxy gathering and proxy voting steps noted above can be completed before the applicable deadline for returning proxy votes.

RECORDKEEPING

Western Asset maintains records of proxies voted pursuant to Section 204-2 of the Advisers Act and ERISA DOL Bulletin 94-2. These records include:

     a.   A copy of Western Asset's policies and procedures.

     b.   Copies of proxy statements received regarding client securities.

     c. A copy of any document created by Western Asset that was material to making a decision how to vote proxies.

     d. Each written client request for proxy voting records and Western Asset's written response to both verbal and written client requests.

     e.   A proxy log including:
          1. Issuer name;
          2. Exchange ticker symbol of the issuer's shares to be voted;
          3. Council on Uniform Securities Identification Procedures ("CUSIP") number for the shares to be voted;
          4. A brief identification of the matter voted on;
          5. Whether the matter was proposed by the issuer or by a shareholder of the issuer;
          6. Whether a vote was cast on the matter;
          7. A record of how the vote was cast; and
          8. Whether the vote was cast for or against the recommendation of the issuer's management team.

Records are maintained in an easily accessible place for five years, the first two in Western Asset's offices.

DISCLOSURE

Part II of both the WA Form ADV and the WAML Form ADV contain a description of Western Asset's proxy policies. Prior to August 1, 2003, Western Asset will deliver Part II of its revised Form ADV to all existing clients, along with a letter identifying the new disclosure. Clients will be provided a copy of these policies and procedures upon request. In addition, upon request, clients may receive reports on how their proxies have been voted.

CONFLICTS OF INTEREST

All proxies are reviewed by the Compliance Department for material conflicts of interest. Issues to be reviewed include, but are not limited to:

               1. Whether Western Asset (or, to the extent required to be considered by applicable law, its affiliates) manages assets for the company or an employee group of the company or otherwise has an interest in the company;

               2. Whether Western Asset or an officer or director of Western Asset or the applicable portfolio manager or analyst responsible for recommending the proxy vote (together, "Voting Persons") is a close relative of or has a personal or business relationship with an executive, director or person who is a candidate for director of the company or is a participant in a proxy contest; and

               3. Whether there is any other business or personal relationship where a Voting Person has a personal interest in the outcome of the matter before shareholders.

VOTING GUIDELINES

Western Asset's substantive voting decisions turn on the particular facts and circumstances of each proxy vote and are evaluated by the designated research analyst or portfolio manager. The examples outlined below are meant as guidelines to aid in the decision making process.

Guidelines are grouped according to the types of proposals generally presented to shareholders. Part I deals with proposals which have been approved and are recommended by a company's board of directors; Part II deals with proposals submitted by shareholders for inclusion in proxy statements; Part III addresses issues relating to voting shares of investment companies; and Part IV addresses unique considerations pertaining to foreign issuers.

I. Board Approved Proposals

The vast majority of matters presented to shareholders for a vote involve proposals made by a company itself that have been approved and recommended by its board of directors. In view of the enhanced corporate governance practices currently being implemented in public companies, Western Asset generally votes in support of decisions reached by independent boards of directors. More specific guidelines related to certain board-approved proposals are as follows:

     1.   Matters relating to the Board of Directors

          Western Asset votes proxies for the election of the company's nominees for directors and for board-approved proposals on other matters relating to the board of directors with the following exceptions:

          a. Votes are withheld for the entire board of directors if the board does not have a majority of independent directors or the board does not have nominating, audit and compensation committees composed solely of independent directors.

          b. Votes are withheld for any nominee for director who is considered an independent director by the company and who has received compensation from the company other than for service as a director.

          c. Votes are withheld for any nominee for director who attends less than 75% of board and committee meetings without valid reasons for absences.

          d. Votes are cast on a case-by-case basis in contested elections of directors.

     2.   Matters relating to Executive Compensation

          Western Asset generally favors compensation programs that relate executive compensation to a company's long-term performance. Votes are cast on a case-by-case basis on board-approved proposals relating to executive compensation, except as follows:

          a. Except where the firm is otherwise withholding votes for the entire board of directors, Western Asset votes for stock option plans that will result in a minimal annual dilution.

          b. Western Asset votes against stock option plans or proposals that permit replacing or repricing of underwater options.

          c. Western Asset votes against stock option plans that permit issuance of options with an exercise price below the stock's current market price.

          d. Except where the firm is otherwise withholding votes for the entire board of directors, Western Asset votes for employee stock purchase plans that limit the discount for shares purchased under the plan to no more than 15% of their market value, have an offering period of 27 months or less and result in dilution of 10% or less.

     3.   Matters relating to Capitalization

          The management of a company's capital structure involves a number of important issues, including cash flows, financing needs and market conditions that are unique to the circumstances of each company. As a result, Western Asset votes on a case-by-case basis on board-approved proposals involving changes to a company's capitalization except where Western Asset is otherwise withholding votes for the entire board of directors.

          a. Western Asset votes for proposals relating to the authorization of additional common stock.

          b. Western Asset votes for proposals to effect stock splits (excluding reverse stock splits).

          c. Western Asset votes for proposals authorizing share repurchase programs.

     4. Matters relating to Acquisitions, Mergers, Reorganizations and Other Transactions

          Western Asset votes these issues on a case-by-case basis on board-approved transactions.

     5.   Matters relating to Anti-Takeover Measures

          Western Asset votes against board-approved proposals to adopt anti-takeover measures except as follows:

          a. Western Asset votes on a case-by-case basis on proposals to ratify or approve shareholder rights plans.

          b. Western Asset votes on a case-by-case basis on proposals to adopt fair price provisions.

     6.   Other Business Matters

          Western Asset votes for board-approved proposals approving such routine business matters such as changing the company's name, ratifying the appointment of auditors and procedural matters relating to the shareholder meeting.

          a. Western Asset votes on a case-by-case basis on proposals to amend a company's charter or bylaws.

          b. Western Asset votes against authorization to transact other unidentified, substantive business at the meeting.

II.  Shareholder Proposals

SEC regulations permit shareholders to submit proposals for inclusion in a company's proxy statement. These proposals generally seek to change some aspect of a company's corporate governance structure or to change some aspect of its business operations. Western Asset votes in accordance with the recommendation of the company's board of directors on all shareholder proposals, except as follows:

     1. Western Asset votes for shareholder proposals to require shareholder approval of shareholder rights plans.

     2. Western Asset votes for shareholder proposals that are consistent with Western Asset's proxy voting guidelines for board-approved proposals.

     3. Western Asset votes on a case-by-case basis on other shareholder proposals where the firm is otherwise withholding votes for the entire board of directors.

III. Voting Shares of Investment Companies

Western Asset may utilize shares of open or closed-end investment companies to implement its investment strategies. Shareholder votes for investment companies that fall within the categories listed in Parts I and II above are voted in accordance with those guidelines.

     1. Western Asset votes on a case-by-case basis on proposals relating to changes in the investment objectives of an investment company taking into account the original intent of the fund and the role the fund plays in the clients' portfolios.

     2. Western Asset votes on a case-by-case basis all proposals that would result in increases in expenses (e.g., proposals to adopt 12b-1 plans, alter investment advisory arrangements or approve fund mergers) taking into account comparable expenses for similar funds and the services to be provided.

IV.  Voting Shares of Foreign Issuers

In the event Western Asset is required to vote on securities held in foreign issuers - i.e. issuers that are incorporated under the laws of a foreign jurisdiction and that are not listed on a U.S. securities exchange or the NASDAQ stock market, the following guidelines are used, which are premised on the existence of a sound corporate governance and disclosure framework. These guidelines, however, may not be appropriate under some circumstances for foreign issuers and therefore apply only where applicable.

     1. Western Asset votes for shareholder proposals calling for a majority of the directors to be independent of management.

     2. Western Asset votes for shareholder proposals seeking to increase the independence of board nominating, audit and compensation committees.

     3. Western Asset votes for shareholder proposals that implement corporate governance standards similar to those established under U.S. federal law and the listing requirements of U.S. stock exchanges, and that do not otherwise violate the laws of the jurisdiction under which the company is incorporated.

     4.   Western Asset votes on a case-by-case basis on proposals relating to
          (1) the issuance of common stock in excess of 20% of a company's outstanding common stock where shareholders do not have preemptive rights, or (2) the issuance of common stock in excess of 100% of a company's outstanding common stock where shareholders have preemptive rights.

                                   APPENDIX C

                       SECOND AMENDED AND RESTATED BYLAWS

                          [To be provided by amendment]

                           PART C - OTHER INFORMATION

Item 24: Financial Statements and Exhibits

       1. Financial Statements:

       Included in Part A: Not applicable.
       Included in Part B: To be filed by amendment.

       2. Exhibits:

a.1    Agreement and Declaration of Trust dated July 14, 2003. (1)

a.2 Amended and Restated Agreement and Declaration of Trust dated August 21, 2003. (2)

b.1    Amended and Restated By-Laws of Registrant dated August 21, 2003. (2)

b.2 Second Amended and Restated By-Laws of Registrant, to be filed by amendment.

c.     None.

d.1 Article III (Shares) and Article V (Shareholders' Voting Powers and Meetings) of the Amended and Restated Agreement and Declaration of Trust. (2)

d.2 Article 10 (Shareholders' Voting Powers and Meetings) of the Amended and Restated By-Laws of Registrant. (2)

d.3 Specimen Certificate representing Registrant's Taxable Preferred Shares of beneficial interest ("Preferred Shares"), to be filed by amendment.

e.     Terms and Conditions of Dividend Reinvestment Plan. (3)

f.     None.

g. Form of Investment Management Agreement between Registrant and Western Asset Management Company ("Western Asset"). (3)

h. Form of Underwriting Agreement for the Preferred Shares, to be filed by amendment.

i.     None.

j. Form of Custodian Agreement between Registrant and State Street Bank and Trust Company. (3)

k.1 Form of Transfer Agency and Service Agreement among Registrant, EquiServe Trust Company, N.A. and EquiServe, Inc. (3)

k.2 Form of Servicing Agreement between Registrant and Claymore Securities, Inc. ("Claymore"). (3)

k.3 Form of Administrative Services Agreement between Registrant and Legg Mason Fund Adviser, Inc. (3)

k.4 Auction Agency Agreement between the Registrant and the Auction Agent as to the Registrant's Preferred Shares, to be filed by amendment.

k.5 Broker-Dealer Agreement as to the Registrant's Preferred Shares, to be filed by amendment.

k.6 Depository Trust Company Representations Letter as to the Registrant's Preferred Shares, to be filed by amendment.

l. Opinion and consent of Ropes & Gray LLP as to the Registrant's Preferred Shares, to be filed by amendment.

m.     None.

n.     Consent of PricewaterhouseCoopers LLP, to be filed by amendment.

o.     None.

p.     Subscription Agreement of Western Asset. (3)

q.     None.

r.1    Code of Ethics of Registrant and Western Asset. (2)

r.2    Code of Ethics of Legg Mason Wood Walker, Incorporated. (2)

r.3    Code of Ethics of Claymore. (3)

s.1 Power of Attorney for each of Messrs. Dalmaso, Nyberg, Toupin, McShea and Mses. Karpinski and Kochevar, dated August 21, 2003, filed herewith.

s.2 Power of Attorney for Mr. Erichsen, dated September 4, 2003, filed herewith.

s.3 Power of Attorney for Mr. Kohn and Ms. Morris, dated October 3, 2003, filed herewith.

----------

       (1) Incorporated by reference from the Registrant's initial Registration Statement on Form N-2, File No. 333-107150, filed on July 18, 2003.

       (2) Incorporated by reference to Pre-Effective Amendment No. 1 to the Registrant's initial Registration Statement on Form N-2, File No. 333-107150, filed on August 27, 2003.

       (3) Incorporated by reference to Pre-Effective Amendment No. 2 to the Registrant's initial Registration Statement on Form N-2, File No. 333-107150, filed on September 25, 2003.

Item 25: Marketing Arrangements

       To be filed by amendment.

Item 26: Other Expenses of Issuance and Distribution

            Securities and Exchange Commission fees                 *

            Printing and engraving expenses                               *
            Legal fees                                                    *
            Moody's Registration Fee                                      *
            Fitch Rating's Registration Fee                               *
            Accounting expenses                                           *
            Miscellaneous expenses                                        *
                                                                  ---------
                     Total                                                *

       *    Estimated expenses to be completed by amendment.

Item 27: Persons Controlled by or under Common Control with Registrant

       Not applicable.

Item 28: Number of Holders of Securities

       At         , 2003

                   TITLE OF CLASS                 NUMBER OF RECORD HOLDERS
            ------------------------------        ------------------------
            Preferred Shares, no par value                    0
            Common Shares, no par value           To be filed by amendment.

Item 29: Indemnification

       Reference is made to Article VIII, Sections 1 through 4, of the Registrant's Amended and Restated Agreement and Declaration of Trust, which is incorporated by reference herein.

       Insofar as indemnification for liabilities arising under the Securities Act of 1933, as amended (the "Act"), may be permitted to trustees, officers and controlling persons of the Registrant by the Registrant pursuant to the Registrant's Amended and Restated Agreement and Declaration of Trust, its Amended and Restated By-Laws or otherwise, the Registrant is aware that in the opinion of the Securities and Exchange Commission, such indemnification is against public policy as expressed in the Act and, therefore, is unenforceable. In the event that a claim for indemnification against such liabilities (other than the payment by the Registrant of expenses incurred or paid by trustees, officers or controlling persons of the Registrant in the successful defense of any action, suit or proceeding) is asserted by such trustees, officers or controlling persons in connection with the securities being registered, the Registrant will, unless in the opinion of its counsel the matter has been settled by controlling precedent, submit to a court of appropriate jurisdiction the question whether such indemnification by it is against public policy as expressed in the Act and will be governed by the final adjudication of such issue.

Item 30: Business and Other Connections of Investment Adviser

Western Asset is an investment adviser registered with the Securities and Exchange Commission under the Investment Advisers Act of 1940. The following is a list of other substantial business activities in which directors, officers or partners of Western Asset have been engaged as director, officer, employee, partner or trustee.

Bruce D. Alberts           Chief Financial Officer, Western Asset

Peter L. Bain              Director, Western Asset
                           Director, Barrett
                           Director, Bartlett
                           Director, Berkshire
                           Manager,  Brandywine
                           Director, LMFC
                           Executive Vice President, LMI
                           Director, LML
                           Director, LMP
                           Director, LMRES
                           Director, LMT
                           Director, PCM
                           Manager, President and CEO, PCMH
                           Manager, Royce

James W. Hirschmann III    President, CEO and Director, Western Asset
                           Managing Director and Director, WAML

Gavin L. James             Director of Global Client Services, Western Asset

S. Kenneth Leech           Chief Investment Officer, Western Asset
                           Director, WAML

Gregory B. McShea          Secretary and Head of Compliance, Western Asset

Edward A. Taber III        Director, Western Asset
                           Executive Vice President, LMI
                           Manager, Brandywine
                           Director, Batterymarch
                           Director, LMCM
                           Director, WAML
                           Director, LMREI
                           Director, LMFA
                           Director, LMAM
                           Director, Perigee

Stephen A. Walsh           Deputy Chief Investment Officer, Western Asset

Addresses for Item 30:

Barrett Associates, Inc. ("Barrett")
565 5th Avenue
New York, NY 10017

Bartlett & Co. ("Bartlett")
36 East Fourth Street
Cincinnati, OH 45202

Batterymarch Financial Management, Inc. ("Batterymarch")
200 Clarendon Street
Boston, MA 02116

Berkshire Asset Management, Inc. ("Berkshire")
46 Public Square, Suite 700
Wilkes-Barre, PA 18701

Brandywine Asset Management, LLC ("Brandywine")
Three Christina Centre, Suite 1200
201 North Walnut Street
Wilmington, DE 19801

Legg Mason Asset Management (Asia) Pte. Ltd ("LMAM")
Three Temasek Avenue, # 10-02, Centennial Tower
Singapore 039190

Legg Mason Capital Management, Inc. ("LMCM")
100 Light Street
Baltimore, MD 21202

Legg Mason Focus Capital, Inc. ("LMFC")
Two Town Center, Suite 200
Bryn Mawr, PA 19010

Legg Mason Fund Adviser, Inc. ("LMFA")
100 Light Street
Baltimore, MD 21202

Legg Mason, Inc. ("LMI")
100 Light Street
Baltimore, MD 21202

Legg Mason Limited ("LML")
155 Bishopsgate
London EC2M 3XG
England

Legg Mason Properties, Inc. ("LMP")
100 Light Street
Baltimore, Maryland 21202

Legg Mason Real Estate Investors, Inc. ("LMREI")
100 Light Street
Baltimore, MD 21202

Legg Mason Real Estate Services, Inc. ("LMRES")
Mellon Bank Center, 12th Floor
1735 Market Street
Philadelphia, PA 19103

Legg Mason Trust, fsb ("LMT")
100 Light Street
Baltimore, MD 21202

PCM Holdings, Inc. ("PCM")
8889 Pelican Bay Boulevard, Suite 500
Naples, FL 34108-7512

PCM Holdings II, LLC ("PCMH")
8889 Pelican Bay Boulevard, Suite 500
Naples, FL 34108-7512

Perigee Investment Counsel Inc. ("Perigee")
Box 9, Suite 1400
320 Bay Street
Toronto, Ontario M5H 4A6

Royce & Associates, LLC ("Royce")
1414 Avenue of the Americas
New York, NY 10019

Western Asset Management Company ("Western Asset")
117 East Colorado Boulevard
Pasadena, CA 91105

Western Asset Management Company Limited ("WAML")
155 Bishopsgate
London EC2M 3XG England

Item 31: Location of Accounts and Records

       The account books and other documents required to be maintained by the Registrant pursuant to Section 31(a) of the Investment Company Act of 1940 and the Rules thereunder will be maintained at the offices of State Street Bank & Trust Company, 150 Newport Avenue AFB/4N, North Quincy, Massachusetts 02171, Legg Mason Fund Adviser, Inc., 100 Light Street, Baltimore, Maryland 21202 and/or EquiServe Trust Company, N.A., 150 Royall Street, Canton, MA 02021.

Item 32: Management Services

       Not applicable.

Item 33: Undertakings

       1. Registrant undertakes to suspend the offering of its Preferred
Shares until it amends the prospectus filed herewith if (1) subsequent to the effective date of its registration statement, the net asset value declines more than 10 percent from its net asset value as of the effective date of the registration statement or (2) the net asset value increases to an amount greater than its net proceeds as stated in the prospectus.

       2. Not applicable.

       3. Not applicable.

       4. Not applicable.

       5. The Registrant undertakes that:

            a. For purposes of determining any liability under the Securities Act of 1933, the information omitted from the form of prospectus filed as part of this registration statement in reliance upon Rule 430A and contained in the form of prospectus filed by the Registrant under Rule 497(h) under the Securities Act of 1933 shall be deemed to be part of this registration statement as of the time it was declared effective; and

            b. For the purpose of determining any liability under the Securities Act of 1933, each post-effective amendment that contains a form of prospectus shall be deemed to be a new registration statement relating to the securities offered therein, and the offering of the securities at that time shall be deemed to be the initial bona fide offering thereof.

       6. The Registrant undertakes to send by first class mail or other means designed to ensure equally prompt delivery, within two business days of receipt of a written or oral request, any Statement of Additional Information.

Notice

       A copy of the Agreement and Declaration of Trust of Western Asset/Claymore U.S. Treasury Inflation Protected Securities Fund (the "Trust"), together with all amendments thereto, is on file with the Secretary of the Commonwealth of Massachusetts, and notice is hereby given that this instrument is executed on behalf of the Trust by any officer or trustee of the Trust as an officer or trustee and not individually and that the obligations of or arising out of this instrument are not binding upon any of the Trustees of the Trust or shareholders of the Trust individually, but are binding only upon the assets and property of the Trust.

                                 SIGNATURE PAGE

     Pursuant to the requirements of the Securities Act of 1933 and the Investment Company Act of 1940, the Registrant has duly caused this Registration Statement to be signed on its behalf by the undersigned, thereunto duly authorized, in the City of Pasadena, and State of California on the 15th day of October, 2003.

                                         WESTERN ASSET/CLAYMORE U.S. TREASURY
                                         INFLATION PROTECTED SECURITIES FUND

                                         By: /s/ Randolph L. Kohn*
                                             -----------------------
                                             Randolph L. Kohn
                                             President

     Pursuant to the requirements of the Securities Act of 1933, this registration statement has been signed by the following persons in the capacities and on the dates indicated.

NAME                                        CAPACITY                               DATE
----                                        --------                               -----
/s/ Randolph L. Kohn*                       President and Trustee                  October 15, 2003
-----------------------------------
Randolph L. Kohn

/s/ Peter Erichsen*                         Trustee                                October 15, 2003
-----------------------------------
Peter Erichsen

/s/ Ronald Nyberg*                          Trustee                                October 15, 2003
-----------------------------------
Ronald Nyberg

/s/ Ronald E. Toupin*                       Trustee                                October 15, 2003
-----------------------------------
Ronald E. Toupin

/s/ Nicholas Dalmaso*                       Trustee                                October 15, 2003
-----------------------------------
Nicholas Dalmaso

/s/ Marie K. Karpinski*                     Treasurer and Principal Financial      October 15, 2003
-----------------------------------         and Accounting Officer
Marie K. Karpinski


                                            *By:  /s/ Gregory B. McShea
                                                  ---------------------------
                                                  Gregory B. McShea
                                                  Attorney-In-Fact
                                                  Date: October 15, 2003

                                INDEX TO EXHIBITS

EXHIBIT     EXHIBIT NAME
-------     ------------
s.1         Power of Attorney for each of Messrs. Dalmaso, Nyberg, Toupin,
            McShea and Mses. Karpinski and Kochevar, dated August 21, 2003.

s.2         Power of Attorney for Mr. Erichsen, dated September 4, 2003.

s.3         Power of Attorney for Mr. Kohn and Ms. Morris, dated
            October 3, 2003.